As filed with the Securities and Exchange Commission on June 16, 2009	File No. 333-_____

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER THE
SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
EQUITRUST SERIES FUND, INC.
(Exact Name of Registrant as Specified in Charter)
5400 University Avenue
West Des Moines, Iowa 50266
(Address of Principal Executive Offices, Zip Code)
Registrant’s Telephone Number, including Area Code (515) 225-5586

David A. McNeill, Esquire
5400 University Avenue
West Des Moines, Iowa 50266
(Name and Address of Agent for Service)
Copy to:
James A. Arpaia, Esquire
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
     It is proposed that this filing will become effective on July 16, 2009 pursuant to Rule 488.
     No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

QUESTIONS & ANSWERS

EquiTrust Money Market Fund, Inc.

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposal affecting your Fund, which will require your vote.

Q.	What is happening?

A.	EquiTrust Investment Management Services, Inc. (“EquiTrust” or the “Adviser”), the investment adviser of the EquiTrust Money Market Fund, Inc. (the “Fund”), has recommended and the Board of Directors has approved a proposal to reorganize and merge the Fund.

Q.	What issue am I being asked to vote on?

A.	You are being asked to vote on a proposal to merge the Fund into the Money Market Portfolio of the EquiTrust Series Fund, Inc. Both funds are money market funds managed by the same EquiTrust portfolio management team and have the same investment objective and policies.

After carefully reviewing the proposal, your Fund’s Board has determined that this action is in the best interests of your Fund. The Board unanimously recommends that you vote for this proposal.

Q.	Why has this proposal been made for my Fund?

A.	In light of the Fund’s asset size, lack of expected asset growth and lack of economies of scale, the Board of Directors believes that it is in the best interests of the Fund to combine the Fund into the Money Market Portfolio. The Money Market Portfolio has the same investment objective and policies as the Fund, and provides Fund shareholders with a continuing EquiTrust money market fund investment alternative. In addition, the Institutional (“Class I”) Shares of the Money Market Portfolio, which will be received by Fund shareholders in the merger, currently have a lower expense ratio than the Fund.

Q.	Will I have to pay federal income tax as a result of the merger of my Fund?

A.	The merger is intended to qualify as a reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a result of the merger.

Q.	Upon merger, will I own the same number of shares?

A.	Yes. The aggregate value of your investment will not change as a result of the merger. In addition, the number of shares you own will be the same because your shares will be exchanged at the net asset value per share of Class I Shares of Money Market Portfolio, which like the net asset value per share of your Fund is $1.00.

Q.	Will the Fund pay for the proxy solicitation and legal costs associated with this solicitation?

A.	No. EquiTrust will bear these costs.

Q.	When would the merger take place?

A.	If approved, the merger would occur on or about August 31, 2009 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q.	How can I vote?

A.	You can vote by mail, using the enclosed proxy card, or in person at the special meeting.

Q.	If I send in my proxy card now as requested, can I change my vote later?

A.	You may revoke your proxy at any time before it is voted at the special meeting either (i) by sending a written revocation to the Secretary of the Fund as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the special meeting; or (iii) by attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q.	Whom should I call for additional information about this Prospectus/Proxy Statement?

A.	Please call the Fund at 1-877-860-2904.

EquiTrust Money Market Fund, Inc.

A Message from the Fund’s President

July 15, 2009

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in EquiTrust Money Market Fund, Inc. (the “Fund”). While you are, of course, welcome to join us at the Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card.

We are asking for your vote on the following matter:

Proposal: Approval of a proposed merger of the Fund into the Money Market Portfolio (the “Portfolio”), a series of EquiTrust Series Fund, Inc. In the merger, your Fund shares would, in effect, be exchanged, on a federal income tax-free basis, for Institutional (“Class I”) Shares of the Portfolio with an equal aggregate net asset value.

EquiTrust Investment Management Services, Inc. (“EquiTrust” or the “Adviser”), the investment adviser to the Fund and the Portfolio, proposed the merger because EquiTrust does not believe the Fund is a viable investment option going forward and the Portfolio is a comparable fund which would provide Fund shareholders with a continuing investment alternative. In determining to recommend approval of the merger, the Board of Directors of the Fund considered the following factors, among others:

•	The Fund’s asset size, lack of expected asset growth and lack of economies of scale;

•	Fund shareholders will have the opportunity to invest in a comparable money market fund which currently has lower expenses;

•	EquiTrust’s agreement to pay all costs associated with the merger; and

•	The tax-free nature of the reorganization for federal income tax purposes for Fund shareholders.

The Fund and the Portfolio are both money market funds with the same investment objective and policies. If the merger is approved,

the Board expects that the proposed changes will take effect during the third calendar quarter of 2009.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on the Portfolio, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card. A postage-paid envelope is enclosed for mailing. If you hold shares of the Portfolio in more than one account, you may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed proxy card may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about any proposal, please contact the Fund at 1-877-860-2904.

Thank you for your continued support of the EquiTrust Mutual Funds.

Sincerely,

Craig A. Lang
President
EquiTrust Mutual Funds

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
OF EQUITRUST MONEY MARKET FUND, INC.

This is the formal agenda for your Fund’s special shareholders meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of EquiTrust Money Market Fund, Inc. (the “Fund”) will be held at the offices of the Fund, 5400 University Avenue, West Des Moines, Iowa on August 13, 2009 at 9:00 a.m., Central time, to consider the following:

Proposal: Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Fund to the Money Market Portfolio (the “Portfolio”), a series of EquiTrust Series Fund, Inc., in exchange for Institutional (“Class I”) Shares of the Portfolio and the assumption by the Portfolio of all liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund in complete liquidation and termination of the Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

The Fund’s Board of Directors has fixed the close of business on July 8, 2009 as the record date for determining the shareholders of the Fund entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Board of Directors

Kristi Rojohn
Secretary, EquiTrust Mutual Funds

July 15, 2009

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

PROSPECTUS/PROXY STATEMENT

EquiTrust Mutual Funds 5400 University Avenue West Des Moines, Iowa 50266 (515) 225-5586	July 15, 2009

Acquisition of the assets of:	By and in exchange for shares of:
EquiTrust Money Market Fund, Inc.	Money Market Portfolio, a series of EquiTrust Series Fund, Inc.

This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of EquiTrust Money Market Fund, Inc. (the “Fund”) in connection with its Special Meeting of Shareholders to be held on August 13, 2009 at 9:00 a.m. Central time and at any and all postponements or adjournments thereof (the “Special Meeting”) at 5400 University Avenue, West Des Moines, Iowa 50266.

Shareholders are being asked to consider and approve the proposed merger of the Fund into the Money Market Portfolio (the “Portfolio”), a series of EquiTrust Series Fund, Inc. (“Series Fund”). As a result of the proposed merger, each shareholder of the Fund will receive a number of full and fractional Institutional (“Class I”) Shares of the Portfolio equal in value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization) to the total value of such shareholder’s Fund shares.

This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card, is being mailed to shareholders on or about July 15, 2009. It explains concisely what you should know before voting on the proposal or investing in the Portfolio, a diversified series of an open-end, registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference: (i) the prospectus of Series Fund, dated December 1, 2008, as supplemented from time to time, for Class I Shares, a copy of which is included with this Prospectus/Proxy Statement; (ii) the prospectus of the Fund, dated December 1, 2008, as supplemented from time to time; (iii) statement of additional information of Series Fund, dated December 1, 2008, as supplemented from time to time; (iv) the statement of additional information of the Fund, dated December 1, 2008, as supplemented from time to time; (v) the statement of additional information relating to the proposed merger, dated July 15, 2009 (the “Merger SAI”); (vi) the financial statements and related report of the independent registered public accounting firm for the Fund included in the Annual Report to Shareholders for the fiscal year ended July 31, 2008; and (vii) the financial statements for the Fund included in the Fund’s Semi-Annual Report to Shareholders for the period ended January 31, 2009. No other parts of the prospectuses, statements of additional information, Semi-Annual or Annual Report are incorporated by reference herein.

The financial highlights for Class I Shares of the Portfolio contained in the Semi-Annual Report to Shareholders for the period ended January 31, 2009 are attached to this Prospectus/Proxy Statement as Appendix 2.

Shareholders may receive free copies of the Fund or the Portfolio’s annual reports, semi-annual reports, prospectuses, statements of additional information or the Merger SAI, request other information about the Fund or the Portfolio or make shareholder inquiries by calling the Fund at 1-877-860-2904.

Like shares of the Fund, shares of the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact the Fund at 1-877-860-2904.

Series Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in

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accordance therewith files reports, proxy statements and other information with the SEC. You may review and copy information about the Fund and the Portfolio, including the statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Fund and the Portfolio on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of the Fund is recommending that shareholders approve the transactions contemplated by an Agreement and Plan of Reorganization (as described below and a form of which is attached hereto as Appendix 1), which we refer to as a “merger” of the Fund into the Portfolio. If approved by shareholders, all the assets of the Fund will be transferred to the Portfolio solely in exchange for the issuance and delivery to the Fund of Class I Shares of the Portfolio (“Merger Shares”) with a value equal to the value of the Fund’s assets net of liabilities, and for the assumption by the Portfolio of all liabilities of the Fund. Immediately following the transfer, the Merger Shares received by the Fund will be distributed pro-rata, on a federal income tax-free basis, to each of its shareholders of record.

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2.	What will happen to my shares of the Fund as a result of the merger?

Your shares of the Fund will, in effect, be exchanged on a federal income tax-free basis for Merger Shares of the Portfolio with an equal aggregate net asset value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization).

3.	Why has the Board of the Fund recommended that I approve the merger?

In determining to recommend that shareholders approve the merger, the Board considered, among others, the following factors:

•	The Fund’s asset size, lack of expected asset growth and lack of economies of scale;

•	The merger would provide shareholders of the Fund the opportunity to invest in a money market fund with the same investment objective and policies as the Fund and which currently has lower expenses;

•	The agreement of EquiTrust Investment Management Services, Inc. (“EquiTrust” or the “Adviser”) to pay all costs associated with the merger; and

•	The merger is structured as a reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.

The Board of the Fund has concluded that: (1) the merger is in the best interests of the Fund, and (2) the interests of the existing shareholders of the Fund will not be diluted as a result of the merger. Accordingly, the Board of the Fund unanimously recommends approval of the Agreement and Plan of Reorganization effecting the merger.

4.	How do the investment goals, policies and restrictions of the Fund and the Portfolio compare?

The Fund and the Portfolio have the same investment objective, investment policies and restrictions. Each seeks maximum current income consistent with liquidity and stability of principal. The Fund and the Portfolio each intend to maintain a stable net asset value of $1.00 per share. The Fund and the Portfolio invest exclusively in

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U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. At least 95% of each of the Fund and the Portfolio’s assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Fund and the Portfolio’s assets must be invested in securities rated in the two highest rating categories. Each of the Fund and the Portfolio maintain a dollar-weighted average portfolio maturity of 90 days or less.

The following table sets forth a summary of the composition of the investment portfolio of each of the Fund and the Portfolio as of January 31, 2009, and of the Portfolio on a pro forma combined basis, assuming consummation of the proposed merger.

Portfolio Composition (as a % of portfolio)

			Portfolio-
Asset Allocation	Fund	Portfolio	Combined(2)

U.S. Government Agencies	89.35%	90.98%	89.67%
Commercial Paper	8.45%	7.96%	8.35%
Other Net Assets(1)	2.20%	1.06%	1.98%

	100.0%	100.0%	100.0%

(1)	Includes cash, receivables, prepaid expenses and other assets, less liabilities.
(2)	Reflects the blended characteristics of the Fund and the Portfolio as of January 31, 2009.

5.	How do the expense ratios and management fee rates of the Fund and the Portfolio compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay as an investor in the Fund and the Class I Shares of the Portfolio and the expenses that each of the Fund and the Class I Shares of the Portfolio incurred for the year ended July 31, 2008, and the pro forma

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estimated expense ratios of the Class I Shares of the Portfolio assuming consummation of the merger as of that date.

Shareholder Fees for the Fund and the Portfolio (fees paid directly from your investments)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

As shown below, the Fund and the Portfolio charge the same management fee, and the merger is expected to result in a lower total expense ratio for shareholders of the Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

				Total Fund
	Management	12b-1	Other	Operating
	Fee	Fees	Expenses	Expenses

Fund	0.25%	None	1.11%	1.36%
Portfolio-Class I Shares	0.25%	None	0.73%	0.98%
Portfolio-Class I Shares (Pro forma combined)	0.25%	None	0.73%	0.98%

The tables are provided to help you understand the expenses of investing in the Fund and the Class I Shares of the Portfolio and your share of the operating expenses that each incurs and that EquiTrust expects the combined fund to incur in the first year following the merger.

Examples

This example is intended to help you compare the costs of investing in the Fund and the Class I Shares of the Portfolio with the costs of investing in other mutual funds. This example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that a fund’s

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operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fund	$138	$431	$745	$1,625
Portfolio-Class I Shares	$100	$312	$542	$1,201
Portfolio-Class I Shares (Pro forma combined)	$100	$312	$542	$1,201

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by the Fund or its shareholders as a direct result of the merger. For more information, please see “Information about the Proposed Merger—Certain Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy. The Fund and the Portfolio declare dividends from their net investment income daily and distribute such dividends monthly.

The merger, however, will require the Fund to distribute all of its undistributed net investment income and net capital gain, if any, as of the merger date.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the Fund and the Portfolio differ?

Yes, there are some differences in the procedures for purchasing, redeeming and exchanging shares of the Fund and the Portfolio. Shares of the Funds may be purchased directly from the Fund or through the registered representative of any broker-dealer that sells the Fund, while Class I Shares of the Portfolio may only be purchased directly from the Fund.

Neither the Fund (as of June 30, 2009) nor the Portfolio offers draftwriting privileges. Both the Fund and the Portfolio reserve the right to redeem accounts with low balances. The Fund (as of May 29, 2009) may redeem accounts with balances under $1,000 and the Portfolio may redeem accounts with balances under $250.

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Holders of Class I Shares of the Portfolio may exchange some or all of their shares for Class I Shares of any of the other five portfolios of Series Fund, which include the Value Growth Portfolio, High Grade Bond Portfolio, Strategic Yield Portfolio, Managed Portfolio and Blue Chip Portfolio.

The shares of the Fund and Class I Shares of the Portfolio are purchased and redeemed at the net asset value next determined after an order in proper form (as described in the prospectus) is received. No fee is charged to shareholders when they purchase or redeem shares of the Fund or the Portfolio. Please see the Portfolio’s prospectus, a copy of which is included with this Prospectus/Proxy Statement, for additional information.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive a confirmation statement reflecting your new account number and the number of Class I Shares of the Portfolio you are receiving after the merger is completed. If the proposed merger is not approved, this result will be noted in the next shareholder report of the Fund.

10.	Will the number of shares I own change?

No. The total value of your investment in the Portfolio will equal the total value of your investment in the Fund at the time of the merger. The net asset value per share of the Fund and the Class I Shares of the Portfolio is $1.00.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the “yes” vote of the holders of two-thirds of the outstanding shares of the Fund.

The Board of the Fund believes that the proposed merger is in the best interests of the Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed merger.

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RISK FACTORS

What are the main risks of the Portfolio and how do they compare with those of the Fund?

Principal Risks. Since the Fund and the Portfolio are both money market funds with the same investment objective and investment strategies, they are subject to the same principal risks.

As with any money market fund, the yield paid by the Portfolio will vary with changes in interest rates. Also, there is a possibility that the Portfolio’s share value could fall below $1.00, which could reduce the value of your investment.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.

Performance Information. The following bar charts provide some indication of the risks of investing in a fund by showing the changes in the fund’s investment performance for each of the last ten calendar years.

Calendar Year Annual Returns

Portfolio-Class I Shares

Best Quarter: 4Q 2000 1.35%
Worst Quarter: 1Q 2004 0.06%

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Fund

Best Quarter: 4Q 2000 1.31%
Worst Quarter: 2Q 2003 0.04%

The following table compares the average annual total returns of the Class I Shares of the Portfolio and the Fund to those of the 0-3 Month T-Bill Index. The Index figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Index.

Average Annual Total Returns
(for periods ended December 31, 2008)

	One Year	Five Years	Ten Years

Portfolio-Class I Shares	1.44%	2.46%	2.51%
Fund	1.03%	2.04%	2.25%
0-3 month T-Bill Index	1.75%	3.11%	3.30%

The performance data was calculated after deducting all fees and charges incurred by Class I Shares of the Portfolio and the Fund, as applicable. Such performance during these periods would have been lower absent the Adviser’s fee waivers and expense reimbursements.

Please remember that past performance is no indicator or guarantee of the results that the Class I Shares of the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table.

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OTHER COMPARISONS BETWEEN THE FUND AND
THE PORTFOLIO

Investment Adviser and Portfolio Manager. EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, serves as the investment adviser and manager to the Fund and the Portfolio. These relationships have existed since the Fund and the Portfolio commenced operations in 1981 and 1987, respectively.

The Adviser is an indirect subsidiary of FBL Financial Group, Inc., an Iowa corporation. The Adviser also acts as the investment adviser to individuals, institutions and one other investment company: EquiTrust Variable Insurance Series Fund.

The Adviser handles the investment and reinvestment of the Fund’s and the Portfolio’s assets, and is responsible for the overall management of the Fund’s and the Portfolio’s business affairs, subject to the review of the Boards of Directors of the Fund and Series Fund, respectively.

As compensation for the advisory and management services provided by the Adviser, the Fund and the Portfolio have each agreed to pay the Adviser an annual management fee of .25% of the average daily net assets, accrued daily and payable monthly.

Sarah Biermann has been the portfolio manager of the Fund and the Portfolio since 2006. Ms. Biermann joined the Adviser in 2004 as an Assistant Research Analyst for the fixed-income department. Ms. Biermann received her undergraduate degree from Iowa State University.

Directors and Officers. The directors and officers of Series Fund (of which the Portfolio is a series) are the same as those of the Fund.

Independent Registered Public Accounting Firm (“Auditors”). The Fund and the Portfolio’s Auditors are Ernst & Young LLP.

Other Service Providers. The Adviser serves as shareholder service, dividend disbursing and transfer agent for the Fund and the Portfolio. EquiTrust Marketing Services LLC, an affiliate of the Adviser, serves as principal underwriter and a distributor of the Fund and the Portfolio’s shares.

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Charter Documents. The Fund is a Maryland corporation. The Portfolio is a series of Series Fund, also a Maryland corporation. The Fund and the Portfolio are governed by their respective Articles of Incorporation and By-Laws. Additional information about the Articles of Incorporation and By-Laws of the Fund and Series Fund is provided below.

Shares. The Fund is authorized to issue 500,000,000 shares of capital stock, $0.001 par value. Shares of the Fund have no preemptive or conversion rights.

Series Fund is authorized to issue 200,000,000 Class I Shares of capital stock, $0.001 par value, of the Portfolio. Class I Shares of the Portfolio have no preemptive or conversion rights.

Voting Rights. On each matter submitted to a vote of shareholders of the Fund or the Portfolio, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote.

All shares of all portfolios of Series Fund are voted together in the election of directors. On any other matter submitted to a vote of shareholders, shares are voted by portfolio and not in the aggregate, except when voting in the aggregate is permitted under Maryland law and the 1940 Act or when voting by class is appropriate.

Shareholder Meetings. As a Maryland corporation or series of a Maryland corporation, respectively, the Fund and the Portfolio (and Series Fund) are not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment advisory contract. Meetings of shareholders of the Fund or Series Fund may be called at any time by the Board or the President and will be called by the President or Secretary upon written request of shareholders holding at least 25% or 10% (if a purpose of the meeting is removal of a director) of the outstanding shares of the Fund or Series Fund, respectively.

Shareholder Liability. Pursuant to Maryland law, shareholders of the Fund and the Portfolio are not personally liable for the debts of the Fund or the Portfolio (or Series Fund), respectively.

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Director Liability. Pursuant to the By-Laws of the Fund and Series Fund, the Fund and Series Fund indemnify directors against all liabilities and expenses incurred by reason of being a director to the fullest extent permitted by Maryland law.

The foregoing is a very general summary of certain provisions of the Articles of Incorporation and By-Laws governing the Fund and the Portfolio. It is qualified in its entirety by reference to the respective Articles of Incorporation and By-Laws.

INFORMATION ABOUT THE PROPOSED MERGER

General. The shareholders of the Fund are being asked to approve a merger between the Fund and the Portfolio pursuant to an Agreement and Plan of Reorganization between the Fund and Series Fund, on behalf of the Portfolio (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Appendix 1.

The merger is structured as a transfer of all the assets of the Fund to the Portfolio in exchange for the assumption by the Portfolio of all the liabilities of the Fund and for the issuance and delivery to the Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to the Portfolio.

After receipt of the Merger Shares, the Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of the Fund, and the legal existence of the Fund will be terminated. Each shareholder of the Fund will receive a number of full and fractional Merger Shares equal in value as of the Valuation Date (as defined in the Agreement) to the aggregate value of the shareholder’s Fund shares. Such shares will be held in an account with the Portfolio identical in all material respects to the account currently maintained by the Fund.

Prior to the date of the merger, the Fund will sell any investments that are not consistent with the current investment objective, policies, restrictions and strategies of the Portfolio, and declare a distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and realized net capital gains, if any, through the date of the merger. The Adviser has represented that as of July 8, 2009, the Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of the Portfolio.

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The Board of the Fund has voted to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the holders of two-thirds of the Fund’s outstanding shares.

In the event that the merger does not receive the required shareholder approval, the Fund and the Portfolio will continue to be managed as separate funds in accordance with their current investment objective and policies, and the Board of the Fund may consider such alternatives as may be in the best interests of the Fund.

Background and Board’s Considerations Relating to the Proposed Merger. On February 12, 2009, the Adviser discussed the future of the Fund with the Board, noting that, given the Fund’s asset size, number of shareholder accounts, lack of expected asset growth and lack of economies of scale, the Adviser did not believe the Fund was a viable investment option going forward. In particular, rather than propose liquidating the Fund, the Adviser proposed to the Board the merger of the Fund with another EquiTrust money market fund that is identical from an investment objective standpoint.

On May 28, 2009, the Adviser formally proposed and the Board of the Fund, including the directors who are not “interested persons” (as defined by the 1940 Act) (“Disinterested Directors”), approved the terms of the merger. The Board has also agreed to recommend that the merger be approved by the Fund’s shareholders.

In determining to recommend that the shareholders of the Fund approve the merger, the Board considered the factors described below:

•	The fees and expenses of the Fund and the Portfolio, and in particular, noted that the advisory fees are the same and the Class I Shares of the Portfolio have lower expenses than the Fund;

•	The Adviser would bear all expenses associated with the merger;

•	The investment objective, policies and restrictions of the Fund and the Portfolio are the same and their portfolios are similar;

•	The tax consequences of the merger on the Fund and its shareholders, and in particular, that the merger would be a tax-free reorganization for federal income tax purposes;

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•	The terms and conditions of the merger were fair and reasonable and consistent with industry practice and that the merger would not result in the dilution of shareholder interests;

•	The services available to shareholders of the Portfolio are substantially similar to those available to shareholders of the Fund immediately prior to the merger; and

•	The performance of the Fund and the Class I Shares of the Portfolio, and in particular, noted that the performance for Class I Shares of the Portfolio was higher than that of the Fund for the one-, five- and ten-year periods and on an annual basis.

Based on all of the foregoing, the Board concluded that the Fund’s participation in the proposed merger would be in the best interests of the Fund and would not dilute the interests of the Fund’s existing shareholders. The Board, including the Disinterested Directors, unanimously recommends that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, the form of which is attached as Appendix 1. The Agreement provides that the Fund will transfer all of its assets to the Portfolio solely in exchange for the issuance of full and fractional Merger Shares and the assumption of all the Fund’s liabilities. The Merger Shares will be issued on August 31, 2009 or such other date as may be agreed upon by the parties (the “Closing Date”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Fund will transfer all of its assets to the Portfolio, and in exchange, the Portfolio will assume all liabilities of the Fund and deliver to the Fund a number of full and fractional Merger Shares having a net asset value equal to the value of the assets of the Fund less the liabilities of the Fund assumed by the Portfolio. On or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date (the “Liquidation Date”), the Fund will distribute in complete liquidation of the Fund, pro rata to its shareholders of record, all of the Merger Shares received by the Fund. This distribution will be accomplished by the transfer of Merger Shares credited to the account of the Fund on the books of the Portfolio to open accounts on the share records of the Portfolio in the name of

15

Fund shareholders, and representing the respective pro rata number of Merger Shares due such shareholders. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund. As a result of the proposed transaction, each Fund shareholder will receive a number of Merger Shares equal in value as of the Valuation Date to the value of the Fund shares surrendered by such shareholder.

The Board of the Fund has determined that the proposed merger is in the best interests of the Fund and that the interests of the Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Board of Series Fund has determined that the proposed merger is in the best interests of the Portfolio and that the interests of the Portfolio’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the terms and conditions and on the representations and warranties set forth in the Agreement. The Agreement may be terminated by mutual agreement of the Fund and the Portfolio. In addition, either the Fund or the Portfolio may at its option terminate the Agreement at or before the Closing Date due to (i) a breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within thirty (30) days; (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board of the Fund or the Board of Series Fund that the consummation of the transactions contemplated therein is not in the best interests of the Fund or the Portfolio, respectively.

Description of the Merger Shares. Merger Shares will be issued to the Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class I Shares of the Portfolio. The Merger Shares have the same characteristics as shares of the Fund. For more information on the characteristics of the Merger Shares, please see the prospectus for the Class I Shares of the Portfolio, a copy of which is included with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences. As a condition to each of the Fund and the Portfolio’s obligation to consummate the merger, the Fund and the Portfolio will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations of the Fund and the Portfolio and certain customary assumptions), substantially to the effect that, on the basis of the

16

existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(a)	The transfer of all the assets of the Fund to the Portfolio in exchange solely for Merger Shares and the assumption by the Portfolio of all the liabilities of the Fund followed by the pro rata distribution by the Fund of all the Merger Shares to the Fund shareholders in complete liquidation of the Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Portfolio and the Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the reorganization.

(b)	No gain or loss will be recognized by the Portfolio upon the receipt of all the assets of the Fund solely in exchange for Merger Shares and the assumption by the Portfolio of all the liabilities of the Fund.

(c)	No gain or loss will be recognized by the Fund upon the transfer of all the Fund’s assets to the Portfolio solely in exchange for Merger Shares and the assumption by the Portfolio of all the liabilities of the Fund or upon the distribution (whether actual or constructive) of such Merger Shares to the Fund’s shareholders solely in exchange for such shareholders’ shares of the Fund in complete liquidation of the Fund.

(d)	No gain or loss will be recognized by the Fund’s shareholders upon the exchange of their Fund shares solely for Merger Shares in the reorganization.

(e)	The aggregate basis of the Merger Shares received by each Fund shareholder pursuant to the reorganization will be the same as the aggregate basis of the Fund shares exchanged therefor by such shareholder. The holding period of the Merger Shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder, provided such Fund shares are held as capital assets at the time of the reorganization.

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(f)	The basis of the Fund’s assets transferred to the Portfolio will be the same as the basis of such assets to the Fund immediately before the reorganization. The holding period of the assets of the Fund in the hands of the Portfolio will include the period during which those assets were held by the Fund.

No opinion will be expressed as to (1) the effect of the merger on (A) the Fund or the Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Fund shareholder or Portfolio shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) the Fund or the Portfolio with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

If the Agreement is approved by the Fund’s shareholders, the Fund will distribute to its shareholders all of its undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards), if any, immediately prior to the Closing (as defined in the Agreement). Additional distributions may be made if necessary.

Capitalization. The following table shows the capitalization of the Fund and the Class I Shares of the Portfolio as of January 31, 2009 and of the Class I Shares of the Portfolio on a pro forma unaudited

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combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

				Portfolio-Class I
				Shares—Pro
				Forma Combined
				(assuming
		Portfolio-	Pro Forma	consummation of
	Fund	Class I Shares	Adjustments	the merger)(1)

Net Assets	15,689,595	$2,885,973	—	$18,575,568
Shares Outstanding	15,689,595	$2,885,973		$18,575,568
Net Asset Value Per Share	$1.00	$1.00	—	$1.00

[1]	Assumes the merger had been consummated on January 31, 2009, and is for informational purposes only.

The Board of the Fund, including the Disinterested Directors, unanimously recommends approval of the merger.

INFORMATION ABOUT VOTING AND
THE SPECIAL MEETING

General. The cost of preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying proxy card and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, telegraph or in person, will be paid by the Adviser. In addition to solicitation by mail, certain officers and representatives of the Fund, officers, employees or agents of the Adviser, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by telephone, telegram, telegraph or in person.

As of July 8, 2009 (the “Record Date”), the Fund had           shares outstanding.

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share of the Fund is entitled to one vote, with fractional shares voting proportionally.

Proposals of Shareholders

As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. As a result, the Fund does not have a

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policy regarding the attendance of Board members at annual meetings. The Fund will hold special meetings as required or deemed desirable. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next special meeting of shareholders cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholders meeting must be received by the Secretary of the Fund within reasonable time before the Fund mails proxy materials to shareholders.

Other Matters to Come Before the Special Meeting

The Board is not aware of any matters that will be presented at the Special Meeting other than that set forth in this Prospectus/Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment.

Voting, Quorum

Each valid proxy card received in time for the Special Meeting will be voted in accordance with the instructions on the proxy card as the persons named in the proxy card determine on such other business as may come before the Special Meeting. For the merger proposal, if no designation is given, the shares will be voted FOR approval of the merger. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Special Meeting or (iii) by attending the Special Meeting and voting in person. Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy.

The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the Fund’s shareholders as indicated in section 11 of the “Synopsis,” above.

The presence, in person or by proxy, at the Special Meeting of the holders of a majority of the outstanding shares of the Fund constitutes a quorum for the transaction of business. If the necessary quorum to transact business, or the vote required to approve the proposal, is not obtained at the Special Meeting, the persons named as

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proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

In tallying votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power) will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. Abstentions and broker non-votes will have the effect of being counted as votes against the merger proposal.

Share Ownership

As of the Record Date, the officers and directors of the Fund as a group [beneficially owned less than 1% of the outstanding shares of the Fund and less than 1% of the outstanding Class I Shares of the Portfolio]. The following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the Record Date:

Shareholder Name and Address	Percentage Owned

The following shareholders owned of record or beneficially 5% or more of the outstanding Class I Shares of the Portfolio as of the Record Date:

Shareholder Name and Address	Percentage Owned

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Appendix 1
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this                      day of                     , 2009 by EquiTrust Series Fund, Inc., a Maryland corporation (the “Acquiring Corporation”), on behalf of the Money Market Portfolio (the “Acquiring Fund”); EquiTrust Money Market Fund, Inc., a Maryland corporation, (the “Selling Fund”) (the Acquiring Fund and Selling Fund referred to herein as a “Fund” and collectively, the “Funds”); and EquiTrust Investment Management Services, Inc. (the “Adviser”), the investment adviser to the Funds (for purposes of Section 9.1 of the Agreement only). The principal place of business of the parties is 5400 University Avenue, West Des Moines, Iowa 50266.
     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Selling Fund to the Acquiring Fund, in exchange solely for voting Institutional (“Class I”) shares, $.001 par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; and (ii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
     WHEREAS, the Acquiring Fund is a separate series of the Acquiring Corporation, and the Acquiring Corporation and the Selling Fund are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
     WHEREAS, the Acquiring Fund is authorized to issue its shares of common stock;
     WHEREAS, the Board of Directors of the Acquiring Corporation has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and
     WHEREAS, the Board of Directors of the Selling Fund has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.
     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE 1
TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES
AND THE ASSUMPTION OF THE SELLING FUND’S LIABILITIES AND TERMINATION AND
LIQUIDATION OF THE SELLING FUND
     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (each a “Closing”).
     1.2 ASSETS TO BE TRANSFERRED. The Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, as such term is defined in Section 3.1.

Appendix 1 – Page 1

     The Selling Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Selling Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Selling Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Directors of the Selling Fund or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interest of the Selling Fund.
     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.
     1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the “Selling Fund Shareholders”), all of the Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.
     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Selling Fund Shareholders.
     1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
     1.7 TERMINATION. The Selling Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Maryland state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.
ARTICLE 2
VALUATION
     2.1 VALUATION OF ASSETS. The value of the Selling Fund’s net assets shall be the value of all the Selling Fund’s assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), less the amount of all the Selling Fund’s liabilities. The value of the Selling Fund’s assets shall be determined by using the valuation procedures set forth in the Selling Fund’s Articles of Incorporation and the

Appendix – Page 2

Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.
     2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Acquiring Corporation’s Articles of Incorporation and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.
     2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets, shall be determined by dividing the Selling Fund’s net assets determined in accordance with Section 2.1, by the Acquiring Fund’s net asset value per share determined in accordance with Section 2.2.
     2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.
ARTICLE 3
CLOSING AND CLOSING DATE
     3.1 CLOSING DATE. The Closing shall occur on August 31, 2009 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date. The Closing shall be held as of 8:00 a.m. Central time (the “Effective Time”) at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.
     3.2 CUSTODIAN’S CERTIFICATE. The Selling Fund shall cause J.P. Morgan Chase Bank, N.A., as custodian for the Selling Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.
     3.3 TRANSFER AGENT’S CERTIFICATE. The Selling Fund shall cause the Adviser, as transfer agent for the Selling Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause the Adviser, its transfer agent, to issue and deliver to the Selling Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.
     3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

Appendix 1 – Page 3

ARTICLE 4
REPRESENTATIONS AND WARRANTIES
     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:
          (a) The Selling Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.
          (b) The Selling Fund is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.
          (c) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Selling Fund’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.
          (d) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.
          (e) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
          (f) The financial statements of the Selling Fund as of July 31, 2008, and for the year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of July 31, 2008, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements. The unaudited financial statements of the Selling Fund as of January 31, 2009, and for the semi-annual period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of January 31, 2009, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.
          (g) Since the dates of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.
          (h) All federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Selling Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalties has been asserted against the Selling Fund.

Appendix 1 – Page 4

          (i) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in Section 3.3. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.
          (j) At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.
          (k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
          (l) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
          (m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund shareholders and on the Closing Date, any written information furnished by the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
          (n) For each taxable year of its operations, including the short taxable year ending with the Closing Date, the Selling Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date, as a “regulated investment company” under the Code (a “RIC”) and (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the short taxable year ending with the Closing Date.
     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Selling Fund as follows:
          (a) The Acquiring Corporation is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland.
          (b) The Acquiring Fund is a separate series of the Acquiring Corporation duly authorized in accordance with the applicable provisions of the Acquiring Corporation’s Articles of Incorporation.
          (c) The Acquiring Corporation is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.
          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Corporation’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
          (e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its

Appendix 1 – Page 5

properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
          (f) The financial statements of the Acquiring Fund as of July 31, 2008, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of July 31, 2008, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund as of January 31, 2009, and for the semi-annual period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of January 31, 2009, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statement.
          (g) Since the dates of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.
          (h) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.
          (i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.
          (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
          (k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.
          (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
          (m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund shareholders and on the Closing Date, any written information furnished by the Acquiring Corporation with respect to the Acquiring Fund for use in the Proxy Materials (as defined in

Appendix 1 – Page 6

Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
          (n) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.
          (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE 5
COVENANTS OF ACQUIRING FUND AND SELLING FUND
     5.1 OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 8.5, the Acquiring Fund and the Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.
     5.2 APPROVAL OF SHAREHOLDERS. The Selling Fund will call a special meeting of Selling Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
     5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares.
     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Fund’s Treasurer, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.
     5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Corporation will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934

Appendix 1 – Page 7

Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of Selling Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.
     5.8 TAX STATUS OF REORGANIZATION. It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Selling Fund, the Acquiring Corporation or the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.
ARTICLE 6
CONDITION PRECEDENT TO OBLIGATIONS OF THE SELLING FUND
     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject to the following condition:
     6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Corporation’s President or Vice President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.
ARTICLE 7
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:
     7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Selling Fund’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Fund.
ARTICLE 8
FURTHER CONDITIONS PRECEDENT
     The obligations of each Fund shall also be subject to the following:
     8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance

Appendix 1 – Page 8

with applicable law and the provisions of the Selling Fund’s Articles of Incorporation and By-Laws. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1.
     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
     8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.
     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
     8.5 The Selling Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).
     8.6 The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:
          (a) The Acquiring Fund is a legally designated, separate series of the Acquiring Corporation, and each of the Acquiring Corporation and the Selling Fund is a corporation validly existing under the laws of the State of Maryland, which, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.
          (b) Each of the Acquiring Corporation and the Selling Fund is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.
          (c) Assuming that consideration of not less than the net asset value of each Selling Fund shares has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable, and no shareholder of the Selling Fund has any preemptive rights with respect to the Selling Fund’s shares.
          (d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to the Acquiring Fund Shares.
          (e) The Registration Statement is effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval,

Appendix 1 – Page 9

authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Funds of the transactions contemplated herein, except as have been obtained.
          (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Corporation’s Articles of Incorporation or By-Laws, the Selling Fund’s Articles of Incorporation (assuming approval of Selling Fund shareholders has been obtained) or By-Laws.
     8.7 The Funds shall have received an opinion of Vedder Price P.C. substantially to the effect that with respect to the Reorganization for federal income tax purposes:
          (a) The transfer of all the Selling Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund followed by the pro rata distribution by the Selling Fund of all the Acquiring Fund Shares received to the Selling Fund Shareholders in complete liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund.
          (c) No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such shareholders’ shares of the Selling Fund in complete liquidation of the Selling Fund.
          (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.
          (e) The aggregate basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.
          (f) The basis of the Selling Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.
     No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Selling Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Selling Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) the Selling Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
     8.8 Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this Section 8.7.

Appendix 1 – Page 10

ARTICLE 9
EXPENSES
     9.1 The Adviser will pay the expenses incurred in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. The Adviser will also pay the expenses to obtain tail insurance with a term of [two/three] years covering the actions of the independent directors of the Selling Fund for the period they served as such.
     9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.
     9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Selling Fund or the Acquiring Fund, as the case may be, as a RIC. Selling Fund shareholders will pay their respective expenses, if any, incurred in connection with the Reorganization.
ARTICLE 10
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
     10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.
     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.
ARTICLE 11
TERMINATION
     11.1 This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Acquiring Corporation and the Selling Fund’s President without further action by the Board. In addition, either Fund may at its option terminate this Agreement at or before the Closing Date due to:
          (a) a breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;
          (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
          (c) a determination by the Board of Directors of the Acquiring Corporation or the Selling Fund that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Selling Fund, respectively.
     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Corporation, the Acquiring Fund, the Selling Fund, the Adviser, or their directors and officers.

Appendix 1 – Page 11

ARTICLE 12
AMENDMENTS
     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Corporation and the Selling Fund as specifically authorized by their Board of Directors; provided, however, that following the meeting of the Selling Fund shareholders called by the Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE 13
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
     13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.
     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
     13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of the Acquiring Corporation or the Selling Fund personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement have been authorized by the Board of Directors of the Acquiring Corporation on behalf of the Acquiring Fund and the Board of Directors of the Selling Fund and signed by authorized officers of the Acquiring Corporation and the Selling Fund, respectively, acting as such. Neither the authorization by such Board of Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund.

Appendix 1 – Page 12

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EQUITRUST SERIES FUND, INC. on behalf of Money Market Portfolio

By:

Name:

Title:

ACKNOWLEDGED:

By:

Name:

Title:

EQUITRUST MONEY MARKET FUND, INC.

By:

Name:

Title:

ACKNOWLEDGED:

By:

Name:

Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

EQUITRUST INVESTMENT MANAGEMENT SERVICES, INC.

By:

Name:

Title:

ACKNOWLEDGED:

By:

Name:

Title:

Appendix 1 – Page 13

Appendix 2

	Money Market Portfolio – Class I Shares
	Six Months
	Ended	Year Ended July 31,
	January 31,
	2009	2008	2007	2006	2005	2004
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	— (2)	0.03	0.04	0.03	0.01 (2)	0.01 (2)
Net realized and unrealized gain (loss) on investments	—	—	—	—	—	—

Total from investment operations	—	0.03	0.04	0.03	0.01	0.01
Less Distributions:
Dividends from net investment income	—	(0.03)	(0.04)	(0.03)	(0.01)	(0.51)
Distributions from capital gains	—	—	—	—	—	—

Total distributions	—	(0.03)	(0.04)	(0.03)	(0.01)	(0.01)

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return:
Total investment return based on net asset value(1)	0.40%	2.63%	4.34%	3.38%	1.37%	0.46%
Ratios/Supplemental Data:
Net assets at end of period in thousands	$2,886	$2,850	$2,496	$2,419	$500	$500
Ratio of total expenses to average net assets	0.96%	0.98%	0.96%	0.84%	1.06%	0.99%
Ratio of net expenses to average net assets	0.79%	0.98%	0.96%	0.84%	0.92%	0.51%
Ratio of net investment income to average net assets	0.79%	2.58%	4.25%	3.71%	1.36%	0.51%
Portfolio turnover rate	0%	0%	0%	0%	0%	0%

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(2)	Without the Adviser’s reimbursement of a portion of certain of its expenses for the periods indicated, the Money Market Portfolio would have had per share net investment income as shown:

	Per Share
	Net Investment	Amount
Period	Income	Reimbursed
2004	$0.01	$4,537
2005	$0.01	$668
2009	—	$2,348

Appendix 2 – Page 1

TABLE OF CONTENTS

Page
SYNOPSIS	2

RISK FACTORS	5

OTHER COMPARISONS BETWEEN THE FUND AND THE PORTFOLIO	7

INFORMATION ABOUT THE PROPOSED MERGER	8

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING	12

APPENDIX 1: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	APPENDIX 1-1

APPENDIX 2: FINANCIAL HIGHLIGHTS FOR MONEY MARKET PORTFOLIO — CLASS I SHARES	APPENDIX 2-1
EQUITRUST MUTUAL FUNDS
5400 University Avenue
West Des Moines, Iowa 50266
877-860-2904

FORM OF PROXY
EQUITRUST MONEY MARKET FUND, INC.
5400 UNIVERSITY AVENUE
WEST DES MOINES, IOWA 50266
Proxy for Special Meeting of Shareholders
August 13, 2009
This Proxy is Solicited by the Board of Directors of
EquiTrust Money Market Fund, Inc.
          The undersigned Shareholder(s) of EquiTrust Money Market Fund, Inc. (the “Fund”), hereby appoint(s) Craig A. Lang, David A. McNeill and Kristi Rojohn (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on August 13, 2009, 9:00 a.m. Central time, at 5400 University Avenue, West Des Moines, Iowa 50266, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.
          All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.
          This proxy card is valid only when signed and dated.
                     Please fill in box(es) as shown using black or blue ink or number 2 pencil.     ☒
Please do not use fine point pens.

          The Board of Directors of the Fund recommends a vote “for” the proposal to:
To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Fund to Money Market Portfolio (the “Portfolio”), a series of EquiTrust Series Fund, Inc., in exchange for Institutional (“Class I”) Shares of the Portfolio and the assumption by the Portfolio of all the liabilities of the Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation and termination of the Fund.

☐ FOR	☐ AGAINST	☐ ABSTAIN
          The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement. Your signature(s) on the proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.
Dated:                           , 2009

Signature	Signature

EquiTrust Series Fund, Inc.

MONEY MARKET PORTFOLIO
HIGH GRADE BOND PORTFOLIO
STRATEGIC YIELD PORTFOLIO
MANAGED PORTFOLIO
VALUE GROWTH PORTFOLIO
BLUE CHIP PORTFOLIO

PROSPECTUS
Dated December 1, 2008
INSTITUTIONAL SHARES
EquiTrust Series Fund, Inc. (the “Fund”) is an open-end, diversified management investment company consisting of six portfolios (the “Portfolio(s)”), each with its own investment objective(s), investment policies, restrictions and attendant risks. This Prospectus describes each Portfolio in some detail — please read it and retain it for future reference. This Prospectus describes the Institutional (“Class I”) Shares of the Portfolio.
An investment in a Portfolio of the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Fund involves investment risks, including possible loss of principal.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF THE FUND OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
EquiTrust Mutual Funds
5400 University Avenue
West Des Moines, Iowa 50266
877-860-2904

1

Yield and Purchase Information
Toll Free 877-860-2904
Des Moines 515-225-5586

2

MONEY MARKET PORTFOLIO
INVESTOR PROFILE
Who should consider investing in this Portfolio?
You may want to invest more of your assets in this Portfolio if you:
•	require stability of principal

•	are seeking a mutual fund for the cash portion of an asset allocation program

•	need to “park” your money temporarily within the Fund
or
•	consider yourself a saver rather than an investor
You may want to invest less of your assets in this Portfolio if you:
•	are seeking an investment that is likely to outpace inflation

•	are investing for retirement or other goals that are many years in the future
or
•	are investing for growth or maximum current income
INVESTMENT OBJECTIVE
What is this Portfolio’s goal?
The Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio intends to maintain a stable value of $1.00 per share.
PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?
This Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. At least 95% of the Portfolio’s assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Portfolio’s assets must be invested in securities rated in the two highest rating categories. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.
PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?
As with any money market fund, the yield paid by the Portfolio will vary with changes in interest rates. Also, there is a possibility that the Portfolio’s share value could fall below $1.00, which could reduce the value of your investment.
An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.
Before you invest, please carefully read the sections on “PRINCIPAL RISK FACTORS” and “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS.”

3

RISK/RETURN SUMMARY — MONEY MARKET PORTFOLIO
The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years.
Annual Returns
Calendar Years*

Best Quarter:	4Q 2000	1.35%

Worst Quarter:	1Q 2004	0.06%

*	The year-to-date return as of September 30, 2008 was 1.27%.
The following table compares the average annual total returns of the Money Market Portfolio to those of the Merrill Lynch 90-day T-Bill Index and 0-3 Month T-Bill Index over the periods shown. The Portfolio is changing its benchmark to the 0-3 Month T-Bill Index. Both indices are widely recognized, however the 0-3 Month T-Bill Index more closely corresponds with the average maturity of the Money Market Portfolio. The Index figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Index.

Average Annual Total Returns
(for periods ended December 31, 2007)	One Year	Five Years	Ten Years
Money Market Portfolio	4.08%	2.28%	2.74%
90-day T-Bill Index	5.03%	3.07%	3.77%
0-3 Month T-Bill Index	4.81%	2.97%	3.64%

The performance data was calculated after deducting all fees and charges incurred by the Money Market Portfolio. The Portfolio’s performance during these periods would have been lower absent EquiTrust Investment Management Services, Inc.’s (the “Adviser”) fee waivers and expense reimbursements (see “FINANCIAL HIGHLIGHTS”).
Please remember that past performance is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table.

4

HIGH GRADE BOND PORTFOLIO
INVESTOR PROFILE
Who should consider investing in this Portfolio?
You may want to invest more of your assets in this Portfolio if you:
•	are seeking an investment that generates a regular stream of income

•	are seeking higher potential returns than money market funds provide and are willing to accept moderate risk of volatility

•	want to diversify your investments

•	are seeking a mutual fund for the income portion of an asset allocation program
or
•	are retired or nearing retirement
You may want to invest less of your assets in this Portfolio if you:
•	are investing for maximum return over a long time horizon
or
•	require absolute stability of your principal
INVESTMENT OBJECTIVE
What is this Portfolio’s goal?
The Portfolio seeks to generate as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities.
PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?
To keep current income relatively stable and to limit share price volatility, under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high grade bonds and intends to maintain an intermediate (typically 2-7 years) average portfolio duration. High grade bonds are debt securities rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) (e.g., A or higher by either Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”)) or unrated securities that the Adviser determines are of comparable quality. (See “APPENDIX C — DESCRIPTION OF CORPORATE BOND RATINGS” in the Statement of Additional Information (“SAI”) for an explanation of ratings.)
The Portfolio may invest in a broad range of debt securities of domestic corporate and government issuers. The corporate securities in which the Portfolio may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized or asset-backed securities. The Portfolio may also invest up to 25% of its net assets in debt securities of foreign issuers as consistent with its investment objective.
PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?
As with most income mutual funds, the Portfolio is subject to interest rate risk. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. Other factors may affect the market price and yield of the Portfolio’s securities, including investor demand and domestic and worldwide economic conditions. In addition, the Portfolio is subject to credit risk.
Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities, or destruction of equipment subject to equipment trust certificates. In the event of prepayment, the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. To the extent that the Portfolio invests in securities of foreign issuers, the Portfolio may be affected by currency, information, natural event and political risks. Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.
These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections, on “PRINCIPAL RISK FACTORS” and “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS.”

5

RISK/RETURN SUMMARY — HIGH GRADE BOND PORTFOLIO
The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years.
Annual Returns
Calendar Years*

Best Quarter:	3Q 2001	4.10%

Worst Quarter:	2Q 2004	(2.19)%

*	The year-to-date return as of September 30, 2008 was (5.06)%.
The following table compares the average annual total returns of the High Grade Bond Portfolio to those of the Barclays Capital U.S. Aggregate Index (“Barclays Aggregate Index”) over the periods shown. The Barclays Aggregate Index is a widely recognized, unmanaged index of fixed income performance. The Barclays Aggregate Index figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Index.
The table also shows returns of the Portfolio on a before- and after-tax basis. After-tax returns are calculated using the historical highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns
(for periods ending December 31, 2007)	One Year	Five Years	Ten Years
High Grade Bond Portfolio
Return Before Taxes	4.94%	4.72%	5.52%
Return After Taxes on Distributions	3.01%	2.94%	3.39%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.18%	2.99%	3.41%
Barclays Capital U.S. Aggregate Index	6.97%	4.42%	5.97%
The performance data was calculated after deducting all fees and charges actually incurred by the High Grade Bond Portfolio. The Portfolio’s performance during these periods would have been lower absent the Adviser’s fee waivers and expense reimbursements (see “FINANCIAL HIGHLIGHTS”).
Please remember that past performance (before and after taxes) is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table.

6

STRATEGIC YIELD PORTFOLIO
INVESTOR PROFILE
Who should consider investing in this Portfolio?
You may want to invest more of your assets in this Portfolio if you:
•	are seeking higher potential returns than most bond mutual funds provide and are willing to accept significant risk of volatility

•	want to diversify your investments

•	are seeking a mutual fund for the income portion of an asset allocation program
or
•	are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment portfolio
You may want to invest less of your assets in this Portfolio if you:
•	desire relative stability of your principal
or
•	are investing for maximum return over a long time horizon
INVESTMENT OBJECTIVE
What is this Portfolio’s goal?
The Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. The Portfolio also seeks capital appreciation, but only when consistent with its primary goal.
PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?
The Portfolio pursues its investment objective by investing primarily (i.e., at least 65% of total assets) in debt and other income-bearing securities rated Baa/BBB or lower by an NRSRO (and their unrated equivalents), including “junk” bonds; or in other high-yielding/high-risk securities the Adviser believes offer attractive risk/return characteristics. (“Junk” bonds are those rated, at the time of purchase, below the fourth credit grade by an NRSRO (e.g., Ba/BB or below by Moody’s/S&P) or unrated securities that the Adviser determines are of comparable quality.) (See “APPENDIX C — DESCRIPTION OF CORPORATE BOND RATINGS” in the SAI for an explanation of ratings.)
PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?
This Portfolio is subject to above-average interest rate and credit risks. You should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income-bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated.
Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in poor financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.
Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.
These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections on “PRINCIPAL RISK FACTORS” and “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS.”

7

RISK/RETURN SUMMARY — STRATEGIC YIELD PORTFOLIO
The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years.
Annual Returns
Calendar Years*

Best Quarter:	1Q 2001	5.62%

Worst Quarter:	3Q 1999	(2.22)%

*	The year-to-date return as of September 30, 2008 was (6.35)%.
The following table compares the average annual total returns of the Strategic Yield Portfolio to those of the Barclays Capital U.S. Credit/High Yield Index and the Barclays Capital U.S. Corporate High Yield Index (collectively, the “Barclays Indices”) over the periods shown. The Barclays Indices are widely recognized, unmanaged indices of corporate and high yield bond market performance. The Barclays Indices’ figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Indices.
The table also shows returns of the Portfolio on a before- and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ending December 31, 2007)	One Year	Five Years	Ten Years
Strategic Yield Portfolio
Return Before Taxes	2.46%	6.65%	5.91%
Return After Taxes on Distributions	0.23%	4.32%	3.25%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.59%	4.33%	3.38%
Barclays Capital U.S. Credit/High Yield Index	4.37%	6.02%	6.03%
Barclays Capital U.S. Corporate High Yield Index	1.87%	10.90%	5.51%
The performance data was calculated after deducting all fees and charges actually incurred by the Strategic Yield Portfolio. The Portfolio’s performance during these periods would have been lower absent the Adviser’s fee waivers and expense reimbursements (see “FINANCIAL HIGHLIGHTS”).
Please remember that past performance (before and after taxes) is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table.

8

MANAGED PORTFOLIO
INVESTOR PROFILE
Who should consider investing in this Portfolio?
You may want to invest more of your assets in this Portfolio if you:
•	are looking for a more conservative alternative to a growth-oriented mutual fund

•	want a well-diversified and relatively stable investment allocation

•	need a core investment

•	seek above-average total return over the long-term irrespective of its source
or
•	are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment portfolio
You may want to invest less of your assets in this Portfolio if you:
•	are investing for maximum return over a long time horizon
or
•	require a high degree of stability of your principal
INVESTMENT OBJECTIVE
What is this Portfolio’s goal?
The Portfolio seeks the highest level of total return through income and capital appreciation.
PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?
The Portfolio pursues its objective through a fully managed investment policy consisting of investment in the following three market sectors: (1) common stocks and other equity securities including preferred stock and warrants or rights to acquire common stock, (2) high grade debt securities and (3) money market instruments.
The Portfolio’s investment policy for the equity sector is to invest in both value-oriented securities of the type in which the Value Growth Portfolio invests and securities of those companies that display more traditional growth characteristics such as established records of growth in sales and earnings. The Portfolio’s criteria for selecting debt and money market securities are the same as those employed for the primary investments by the High Grade Bond and Money Market Portfolios, respectively. There are no restrictions as to the proportion of one or another type of security which the Portfolio may hold. Accordingly, at any given time, the Portfolio may be substantially invested in equity securities, debt securities or money market instruments.
PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?
As with any mutual fund that invests in stocks and bonds, the Portfolio is subject to market and interest rate risks.
To the extent that it invests in certain securities, the Portfolio may be affected by additional risks relating to non-investment grade securities (above-average credit, market and other risks), securities of foreign issuers (currency, information, natural event and political risks), and mortgage-backed securities (credit, extension, prepayment and interest rate risks).
In general, the Managed Portfolio may be subject to any of the principal risks discussed in connection with the Value Growth, High Grade Bond and Money Market Portfolios. These risks include the risks of value investing. Value stocks may never reach what the Adviser believes is their full market value and, even though they are undervalued, such stocks may decline further in value. In addition, the Portfolio is subject to credit risk. To the extent the Portfolio is substantially invested in money market instruments, the Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.
Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.
These risks, and the risks associated with other higher-risk securities that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections on “PRINCIPAL RISK FACTORS” and “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS.”

9

RISK/RETURN SUMMARY — MANAGED PORTFOLIO
The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years.
Annual Returns
Calendar Years*

Best Quarter:	2Q 2003	12.65%

Worst Quarter:	3Q 1998	(10.91)%

*	The year-to-date return as of September 30, 2008 was (9.19)%.
The following table compares the average annual total returns of the Managed Portfolio to those of the S&P Composite Index of 500 Common Stocks (the “S&P 500 Index”) over the periods shown. The S&P 500 Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely held common stocks. The S&P 500 Index figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Index.
The table also shows returns of the Portfolio on a before- and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ending December 31, 2007)	One Year	Five Years	Ten Years
Managed Portfolio
Return Before Taxes	5.43%	10.71%	6.30%
Return After Taxes on Distributions	4.16%	9.85%	4.98%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.90%	9.21%	4.80%
S&P 500 Index	5.49%	12.83%	5.91%
The performance data was calculated after deducting all fees and charges actually incurred by the Managed Portfolio. The Portfolio’s performance during these periods would have been lower absent the Adviser’s fee waivers and expense reimbursements (see “FINANCIAL HIGHLIGHTS”).
Please remember that past performance (before and after taxes) is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table.

10

VALUE GROWTH PORTFOLIO
INVESTOR PROFILE
Who should consider investing in this Portfolio?
You may want to invest more of your assets in this Portfolio if you:
•	have a longer investment time horizon

•	are willing to accept higher ongoing short-term risk in return for the potential of higher long-term returns

•	want to diversify your investments

•	are seeking mutual funds for the growth portion of an asset allocation program
or
•	are investing for retirement or other goals that are many years in the future
You may want to invest less of your assets in this Portfolio if you:
•	are investing with a shorter investment time horizon in mind
or
•	are uncomfortable with an investment whose value may vary substantially
INVESTMENT OBJECTIVE
What is this Portfolio’s goal?
The Portfolio seeks long-term capital appreciation.
PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?
The Portfolio pursues its investment objective by investing primarily (i.e., at least 65% of total assets) in equity securities of companies that the Adviser believes have a potential to earn a high return on capital and/or are undervalued by the market (i.e., “value stocks”). It also may invest in “special situation” companies. (Special situation companies are ones that, in the Adviser’s opinion, have potential for significant future earnings growth but have not performed well in the recent past. These companies may include ones with management changes, corporate or asset restructuring, or significantly undervalued assets.)
PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?
As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk and financial risk. Because the Portfolio invests primarily in value stocks, it is subject to the risk of value investing.
Further, while the Portfolio’s investments in value stocks may limit the overall downside risk of the Portfolio over time, the Portfolio may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The equity securities in which the Portfolio invests include the equity securities of “special situation” companies. The Portfolio’s investments in special situation companies bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked or a bankruptcy may not be as profitably resolved as had been expected. Investments in medium- and smaller-size companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger-size companies. Because the securities of most medium- and smaller-size companies are not as broadly traded as those of larger-size companies, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger-size companies. In addition, medium- and smaller-size companies generally have fewer assets available to cushion an unforeseen adverse occurrence. Therefore, such an occurrence may have a disproportionately negative impact on these companies.
Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.
These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections on “PRINCIPAL RISK FACTORS” and “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS.”

11

RISK/RETURN SUMMARY — VALUE GROWTH PORTFOLIO
The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years.
Annual Returns
Calendar Years*

Best Quarter:	2Q 2003	17.01%

Worst Quarter:	3Q 1998	(22.13)%

*	The year-to-date return as of September 30, 2008 was (13.74)%.
The following table compares the average annual total returns of the Value Growth Portfolio to those of the S&P 500 Index over the periods shown. The S&P 500 Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely held common stocks. The S&P 500 Index figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Index.
The table also shows returns of the Portfolio on a before- and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ending December 31, 2007)	One Year	Five Years	Ten Years
Value Growth Portfolio
Return Before Taxes	4.87%	13.32%	3.57%
Return After Taxes on Distributions	4.27%	13.02%	3.04%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.91%	11.64%	2.81%
S&P 500 Index	5.49%	12.83%	5.91%
The performance data was calculated after deducting all fees and charges actually incurred by the Value Growth Portfolio. The Portfolio’s performance during these periods would have been lower absent the Adviser’s fee waivers and expense reimbursements (see “FINANCIAL HIGHLIGHTS”).
Please remember that past performance (before and after taxes) is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table.

12

BLUE CHIP PORTFOLIO
INVESTOR PROFILE
Who should consider investing in this Portfolio?
You may want to invest more of your assets in this Portfolio if you:
•	are looking for a stock fund that has both growth and income components

•	are looking for a more conservative alternative to a growth-oriented fund

•	need a core investment

•	seek above-average long-term total return

•	are investing for a higher return over a long time horizon
or
•	are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment portfolio
You may want to invest less of your assets in this Portfolio if you:
•	are investing with a shorter time horizon in mind
or
•	require a high degree of stability of your principal
INVESTMENT OBJECTIVE
What is this Portfolio’s goal?
The Portfolio seeks long-term growth of capital and income.
PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?
Under normal circumstances, the Portfolio pursues its objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of well-capitalized, established companies that the Adviser considers to be “blue chip” companies. The Portfolio focuses on common stocks of approximately 50 large, well-known companies that the Adviser believes collectively comprise a representative cross-section of major industries, commonly referred to as “blue chip” companies which are generally identified by their substantial capitalization, established history of earnings and superior management structure. With respect to 25% of its total assets, the Portfolio may, from time to time, hold more than 5% of its assets in the stocks of one or more such companies.
PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?
As with any mutual fund that invests in equity securities, the Portfolio is subject to market risk and financial risk. The equity securities in which the Portfolio primarily invests are considered “growth stocks.” Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies’ growth potential and broader economic activity. Because the Portfolio invests in larger, more established companies, the Portfolio may underperform in markets that do not favor growth stock funds.
The Portfolio may also be subject to non-diversification risk, the risk that investment in a limited number of companies will expose the Portfolio, to a greater extent than if investments were spread across more companies, to losses arising from adverse developments affecting those companies.
Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.
These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections on “PRINCIPAL RISK FACTORS” and “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS”.

13

Risk/Return Summary — Blue Chip Portfolio
The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years.
Annual Returns
Calendar Years*

Best Quarter:	4Q 1998	17.55%

Worst Quarter:	3Q 2002	(17.14)%

*	The year-to-date return as of September 30, 2008 was (16.87)%.
The following table compares the average annual total returns of the Blue Chip Portfolio to those of the S&P 500 Index over the periods shown. The S&P 500 Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely held common stocks. The S&P 500 Index figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Index.
The table also shows returns of the Portfolio on a before- and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ending December 31, 2007)	One Year	Five Years	Ten Years
Blue Chip Portfolio
Return Before Taxes	6.66%	11.30%	4.62%
Return After Taxes on Distributions	5.91%	10.92%	4.16%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.34%	9.85%	3.84%
S&P 500 Index	5.49%	12.83%	5.91%
The performance data was calculated after deducting all fees and charges actually incurred by the Blue Chip Portfolio. The Portfolio’s performance during these periods would have been lower absent the Adviser’s fee waivers and expense reimbursements (see “FINANCIAL HIGHLIGHTS”).
Please remember that past performance (before and after taxes) is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table.

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FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.
Shareholder Fees (fees paid directly from your investments)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)

				Total Annual
	Management	12b-1	Other	Fund Operating
Portfolio	Fees	Fees	Expenses	Expenses
Money Market	0.25%	None	0.73%	0.98%
High Grade Bond	0.40%	None	0.28%	0.68%
Strategic Yield	0.55%	None	0.35%	0.90%
Managed	0.60%	None	0.25%	0.85%
Value Growth	0.50%	None	0.23%	0.73%
Blue Chip	0.25%	None	0.22%	0.47%
Example
The following example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Portfolios’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Money Market	$100	$312	$542	$1,201
High Grade Bond	$69	$218	$379	$847
Strategic Yield	$92	$287	$498	$1,108
Managed	$87	$271	$471	$1,049
Value Growth	$75	$233	$406	$906
Blue Chip	$48	$151	$263	$591

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INVESTMENT OBJECTIVES, PRIMARY STRATEGIES AND RELATED RISKS
Each Portfolio has its own investment objectives, investment policies, restrictions and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective(s), and you should not consider any one Portfolio alone to be a complete investment program. As with all mutual funds, there is a risk that you could lose money by investing in a Portfolio. The investment objective(s) of each Portfolio and those investment restrictions of a Portfolio that are designated as fundamental cannot be changed without approval of a majority of the outstanding shares of that Portfolio as defined in the SAI. However, each Portfolio’s investment policies and the strategies by which it pursues its objective(s), and those investment restrictions not specifically designated as fundamental, are nonfundamental and may be changed by the Fund’s Board of Directors without shareholder approval.
The Fund will provide shareholders of the High Grade Bond Portfolio and Blue Chip Portfolio with at least 60 days’ prior notice of any change in such Portfolio’s 80% investment policy.
Notwithstanding its investment objective(s), each Portfolio may from time to time, for temporary defensive purposes, invest all (15% for the Blue Chip Portfolio) of its assets in cash and/or money market instruments of the type in which the Money Market Portfolio invests. As a result of taking such a temporary defensive position, a Portfolio may not achieve its investment objective(s).
Money Market Portfolio
The Money Market Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio intends to maintain a stable value of $1.00 per share.
The Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. The Adviser will invest at least 95% of the Portfolio’s assets in money market instruments rated in the highest short-term category (or the unrated equivalent), and 100% of the Portfolio’s assets in securities rated in the two highest short-term categories. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.
The Money Market Portfolio is subject to little market or credit risk because it invests in high quality short-term investments that reflect current market interest rates. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.
High Grade Bond Portfolio
The High Grade Bond Portfolio seeks to generate as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities.
To keep current income relatively stable and to limit share price volatility, under normal circumstances, the Adviser invests at least 80% of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, in high grade fixed-income securities and typically maintains an average portfolio duration of two to seven years. The Portfolio may invest up to 20% of its total assets in unrated debt securities or debt securities rated lower than the three highest grades of S&P or Moody’s; or in convertible or non-convertible preferred stocks rated within the three highest grades of S&P or Moody’s. The Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its assets in common stocks acquired either by conversion of debt securities or by the exercise of warrants attached to debt securities.
In determining whether to sell a security, the Adviser considers the relative value of the security as compared to the relative value of the securities available for purchase based on the Adviser’s outlook for interest rates, interest rate volatility, the security’s asset class, credit quality of the issuer, issuer-specific risks and the economy in general.
The High Grade Bond Portfolio is subject to moderate levels of interest rate risk and relatively low levels of credit risk and current income volatility.
Strategic Yield Portfolio
The Strategic Yield Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. The Portfolio also seeks capital appreciation, but only when consistent with its primary goal.
Under normal circumstances, the Portfolio’s assets will be invested in fixed-income securities, including convertible and non-convertible debt securities and preferred stock. The remaining assets may be held in cash or investment-grade commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements. The Portfolio does not intend to invest in common stocks or other equity securities, but may acquire or hold such securities when acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities.

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The premise of the Strategic Yield Portfolio is that over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding debt securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding debt securities. See “INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES — Investment Strategies and Techniques — Lower-Rated Debt Securities” in the SAI.) The Portfolio generally does not invest in bonds rated Ca/CC or lower. The Adviser attempts to minimize the risks of higher-yielding debt securities by:
•	constructing a portfolio of such securities diversified by industry, geography, maturity, duration and credit quality;

•	performing credit analysis independent of rating agencies and attempting to acquire securities of issuers whose financial position is more sound than ratings would indicate; and

•	acquiring or disposing of particular securities to take advantage of anticipated changes and trends in the economy and financial markets.
The Adviser’s judgment of the risk of any particular security is a function of its experience with higher-yielding debt securities, its evaluation of general economic and securities market conditions, and the financial position of a security’s issuer. Under certain market conditions, the Adviser may sacrifice yield in order to adopt a defensive posture designed to preserve capital. A defensive posture could include, among other strategies, acquiring discount securities.
In determining whether to sell a security, the Adviser considers the relative value of the security as compared to the relative value of the securities available for purchase based on the Adviser’s outlook for interest rates, interest rate volatility, the security’s asset class, credit quality of the issuer, issuer-specific risks and the economy in general.
The Strategic Yield Portfolio is subject to relatively high levels of credit risk, moderate levels of interest rate risk and relatively low levels of current income volatility.
Managed Portfolio
The Managed Portfolio seeks the highest level of total return through income and capital appreciation.
The Adviser uses a fully managed approach in selecting investments for the Portfolio and may allocate the Portfolio’s investments in any manner among the equity, debt and money market sectors. Therefore, at any given time, the Portfolio may be substantially invested in equity securities, debt securities or money market instruments. The Adviser generally selects the Portfolio’s equity investments using the same approach as for the Value Growth Portfolio, but with a greater bias towards value stocks and a lesser bias towards growth stocks. The Adviser selects the Portfolio’s debt securities and money market instruments using the same approach as for the High Grade Bond Portfolio and the Money Market Portfolio, respectively.
The Adviser considers selling a security when its valuation is above average compared to historic norms for the individual issuer or its industry group or when it believes the overall profitability outlook for the issuer has substantially diminished.
The Managed Portfolio is subject to moderate levels of market, financial, interest rate and credit risk, and relatively low levels of current income volatility, although current income could be higher if the Portfolio is heavily invested in short-term money market instruments.
Value Growth Portfolio
The Value Growth Portfolio seeks long-term capital appreciation.
The Adviser follows a value approach in investing the Portfolio’s assets. Such an analysis focuses upon evaluations of key financial ratios such as stock price-to-book value, stock price-to-earnings, stock price-to-cash flow and debt-to-total capital. The Adviser attempts to determine the fundamental value of a company by evaluating key financial ratios and analyzing the company’s balance sheet (e.g., comparing the company’s assets with the purchase price of similar recently acquired assets) as well as by using dividend discounting models. The Adviser’s use of a value-oriented analysis may at times result in the acquisition of equity securities of medium- and smaller-size companies or in securities of companies that are out of favor in the market.
The Adviser considers selling a security when its valuation is above average compared to historic norms for the individual issuer or its industry group or when it believes the overall profitability outlook for the issuer has substantially diminished.
The Value Growth Portfolio is subject to moderate levels of both market and financial risk.
Blue Chip Portfolio
The Blue Chip Portfolio seeks long-term growth of capital and income.
Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities of large, well-known companies the Adviser considers to be “blue chip” companies. The Adviser focuses the Portfolio’s investments on the common stocks of approximately 50 large, well-known companies. Blue chip companies are generally identified by their substantial capitalization, established history of earnings and superior management structure. The Adviser selects the companies in which the Portfolio invests based upon whether, taken together, such companies reasonably

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represent a cross-section of major industries and not on the basis of any analysis of their economic or financial strength or the relative value of the securities.
The Adviser considers selling a security when it is no longer representative of the large-capitalization segment of domestic stocks.
The Blue Chip Portfolio is subject to moderate levels of both market and financial risk. The Portfolio is also subject to non-diversification risk.
PRINCIPAL RISK FACTORS
General Discussion of Risks
Equity Securities. To the extent that a Portfolio invests in equity securities, it is subject to market risk. In general, stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods. The risk of such a decline is known as market risk. The U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease. Equity securities are also subject to financial risk, which is the risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value.
Income-Bearing Securities. To the extent that a Portfolio invests in income-bearing securities, it is subject to the risk of income volatility, market risk (interest rate risk), financial risk (credit risk) and, as to some Portfolio holdings, prepayment/extension risk. Income volatility refers to the degree and rapidity with which changes in overall market interest rates diminish the level of current income from a portfolio of income-bearing securities. In general, market risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline. Financial risk relates to the ability of an issuer of a debt security to pay principal and interest on such security on a timely basis and is the risk that the issuer could default on its obligations and a Portfolio will lose its investment. The credit risks of an income-bearing security may vary based on its priority for repayment. In addition, some subordinated securities such as trust preferred and capital securities notes permit the issuer to defer payments under certain circumstances. Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment can be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment can be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.
Types of Investment Risk
Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).
Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.
Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.
Current Income Volatility. For income-bearing securities, the risk that the degree and rapidity with which changes in overall market interest rates diminish the level of current income.
Extension Risk. The risk that a rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage payments, typically reducing the security’s value.
Financial Risk. For income-bearing securities, credit risk. For equity securities, the risk that the issuer’s earning prospects and overall financial position will deteriorate causing a decline in the security’s value.
Information Risk. The risk that key information about a security or market is inaccurate or unavailable.
Interest Rate Risk. The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a risk in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

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Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A Portfolio’s gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A Portfolio may also incur additional costs in taking a leveraged position (such as interest on borrowing) that may not be incurred in taking a non-leveraged position.
Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price the Portfolio values them.
Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all income-bearing securities and mutual funds that invest in them.
Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.
Non-Diversification Risk. The risk that a concentration of assets in a limited number of companies will create a greater exposure to losses arising from adverse developments affecting those companies.
Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
Political Risk. The risk of losses directly attributable to government actions or political events of any sort.
Prepayment Risk. The risk that a decline in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security’s return.
Valuation Risk. The risk that the market value of an investment falls substantially below the Portfolio’s valuation of the investment.
DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS
Foreign Securities. The Value Growth Portfolio and Managed Portfolio each may invest up to 25% of its net assets in equity and debt securities of foreign issuers, and the High Grade Bond Portfolio and Strategic Yield Portfolio each may invest up to 25% of its net assets in debt securities of foreign issuers, to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio’s investment objectives. Investments are made only in securities of foreign issuers (i.e., companies organized outside the United States) that are traded on U.S. exchanges and payable or denominated in U.S. dollars.
Investments in securities of foreign issuers (including ADRs) may offer potential benefits not available from investments solely in securities of domestic issuers. Investing in securities of foreign issuers involves significant risks that are not typically associated with investing in domestic securities. The risks of foreign securities investments (including ADRs) include market, currency, information, natural event and political risks.
Lower-Rated Debt Securities. The Strategic Yield Portfolio normally invests primarily in income-bearing securities offering high current income. Additionally, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding income-bearing securities often do not meet the High Grade or Investment Grade quality level. Securities falling short of Investment Grade are commonly known as “junk bonds.” These lower-rated securities are, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities and are subject to market risk. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated securities may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of lower-rated securities adversely affect a Portfolio’s net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its income-bearing securities. Although some risk is inherent in all securities, holders of income-bearing debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in equity securities of the same issuer.
Lower-rated securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by

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specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated income bearing securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower-rated securities are also subject to interest rate risk and information risk.
Lower-rated income bearing securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower-yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a lower- rated high-yielding security because of a call or buy-back feature, the deterioration of the issuer’s creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have federal income tax implications.
A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Adviser anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not so liquid as that for Investment Grade securities. The lack of a liquid secondary market may have an adverse impact on the market value of such securities and a Portfolio’s ability to dispose of them when necessary to meet the Portfolio’s liquidity needs, or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Adviser to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.
It is likely that a major economic recession could severely affect the market for and the values of lower-rated securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.
A Portfolio may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. As such, lower-rated securities may be subject to liquidity and valuation risks. The SAI contains more information about the risks of restricted securities. A Portfolio may acquire lower-rated securities during an initial offering. Such securities involve special risks because they are new issues.
Additional information regarding the rating categories for income-bearing debt securities appears in the appendices of the SAI.
When-Issued and Delayed Delivery Transactions. Any of the Portfolios may purchase newly-issued securities on a “when-issued” basis and may purchase or sell securities on a “delayed delivery” basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if this is deemed advisable.
At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate liquid securities at least equal in value to the commitment on the Fund’s accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Fund’s accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.
When-issued and delayed delivery transactions may subject the Portfolios to market, opportunity and leverage risks.
Mortgage-Backed Securities. The High Grade Bond, Strategic Yield, and Managed Portfolios each may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities’ weighted average life and may lower total return. The value of these securities may also change because of changes in the market’s perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.

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The High Grade Bond, Strategic Yield, and Managed Portfolios each may also purchase or sell collateralized mortgage obligations (“CMOs”), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Depending on the type of CMOs in which the Portfolio invests, the Portfolio’s investments may be subject to a greater or lesser risk of prepayment (see below) than other types of mortgage-related securities.
Such securities are subject to credit, extension, prepayment and interest rate risks.
Asset-Backed Securities. The High Grade Bond, Strategic Yield, and Managed Portfolios each may invest in various asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another such as motor vehicle receivables, credit card receivables, conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other types of asset-backed securities will be offered to investors in the future.
Such securities are subject to credit, extension, prepayment and interest rate risks.
Capital Securities. Each Portfolio (other than the Money Market and Blue Chip Portfolios) may invest in capital (trust-preferred) securities. Capital securities are issued by trusts or other special purpose entities created to invest in (or pool) junior subordinated debentures. Capital securities pay interest on a fixed schedule (although issuers often may defer interest payments for up to five years) and have a maturity date. Capital securities have no voting rights and have a preference over common and preferred stock, but stand behind senior debt securities in the event of the issuer’s liquidation. The trust or other special purpose entity may terminate and distribute the debentures to holders of the capital securities. Generally, capital securities exhibit characteristics, and entail associated risks, of both debt securities and preferred stock. For purposes of investment limits applicable to a Portfolio, the Fund treats capital securities as debt. For federal income tax purposes, the Internal Revenue Service currently treats them as debt securities as well. In the past, legislation has been proposed that would have changed the federal income tax treatment of capital securities and if this treatment changes in the future, the Adviser would reconsider the appropriateness of continued investment in them.
Short-Term Trading. Each Portfolio may sell securities on a short-term basis to take advantage of market opportunities, to meet anticipated redemption requests or for other similar purposes.
It is the Money Market Portfolio’s intention, generally, to hold securities to maturity. Nevertheless, the Portfolio may sell portfolio securities prior to maturity to realize gains or losses to shorten the Portfolio’s average maturity and may reduce or withhold dividends if it deems such actions appropriate to maintain a stable net asset value. In addition, the Portfolio may attempt, from time to time to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments.
HOW TO BUY SHARES
Shares of the Fund’s Portfolios are offered and sold on a continuous basis. The offering price per share will be set at the net asset value (“NAV”) next determined (generally 3:00 p.m. Central time) after a purchase order and payment is received in proper form as described below. The Fund is open for business on each day the New York Stock Exchange (“NYSE”) is open for trading. The Fund reserves the right to reject any purchase order and to change the minimum purchase requirements at any time.
Class I shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) the following investment advisory clients of EquiTrust Investment Management Services, Inc: (1) affiliated and unaffiliated benefit plans, such as qualified retirement plans, and (2) affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the EquiTrust Mutual Funds; and (e) such other types of accounts as EquiTrust Marketing Services, LLC, the Fund’s distributor, deems appropriate. Class I shares currently are available for purchase only from EquiTrust.
Initial Purchase
The minimum initial purchase for each Portfolio account is $250 (which is waived for retirement accounts), except as subject to Automatic Investment Plan limitations and accounts opened under bona fide payroll deduction plans. There is no initial sales charge. An Application may be obtained by contacting the Fund at the address or phone numbers shown on the cover page of this Prospectus.
Simply complete the Application and mail it with your check payable to the appropriate Portfolio of the Fund to: EquiTrust Series Fund, Inc., 5400 University Avenue, West Des Moines, Iowa 50266-5997.

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Subsequent Purchases
For any subsequent purchase(s), send the Fund a check (no minimum) payable to the appropriate Portfolio of the Fund accompanied by a letter indicating the dollar value of the shares to be purchased and identifying the Portfolio, the account number and registered owner(s).
Purchases by Wire
To make a purchase in the Fund by wire transfer, instruct your bank to “wire transfer” funds to JP Morgan Chase Bank, N.A., ABA #021000021, to the respective Portfolio(s) below, for further credit to your Account registration and Account number(s).
Finally, if you are making an initial purchase, complete an Application and mail it to the Fund at the address listed above under “Initial Purchase.”

ABA Account #	Portfolio
G10544	Value Growth
G10545	High Grade Bond
G10546	Strategic Yield
G10547	Managed
G10548	Money Market
G10549	Blue Chip
HOW TO REDEEM SHARES
Upon receipt of an executed redemption request in proper form, as described below, the Fund will redeem shares in your Portfolio account at the next determined NAV. Requests received in proper form prior to the close of regular trading on the NYSE (generally 3:00 p.m. Central time) will be effected that business day. Requests received after that time will be effected the next business day. The Fund intends to pay redemption proceeds within one business day after receipt of an executed redemption request in proper form. However, if you sell shares which were recently purchased with a check, the Fund may delay sending you redemption proceeds until the check has cleared, which may take up to 15 days.
You can request redemption of either a number or dollar value of shares of a specified Portfolio account by writing to the Fund, 5400 University Avenue, West Des Moines, Iowa 50266-5997. The letter must be signed exactly as the account is registered and must be accompanied by such other documentation of authority as the Fund deems necessary in the case of estates, trusts, guardianships, corporations, unincorporated associations and pension and profit sharing plans. On a jointly owned account, all owners must sign. For redemptions greater than $50,000, or for redemptions in any amount being directed to a destination other than the address of record, signatures of account owners must be guaranteed. The following institutions may provide signature guarantees: participating commercial banks, trust companies, savings and loan associations, credit unions, brokers, dealers, and members of a national securities exchange or association. Signatures may not be guaranteed by a notary public.
Expedited Redemption Procedures
You may redeem shares of any Portfolio account by telephone. The proceeds of shares redeemed will be sent by Federal wire transfer to a single designated account maintained by you at a domestic commercial bank that is a member of the Federal Reserve System or by check to your address of record. To effect a redemption, you should call the Fund at the appropriate number shown on the cover of the Prospectus between the hours of 8:00 a.m. and 4:30 p.m. (Central time) on any day when the Fund is open for business. Requests received by the Fund prior to the earlier of the close of regular trading on the NYSE or 3:00 p.m. (Central time) will result in shares being redeemed that day at the next determined NAV, and the proceeds will normally be sent to the designated bank account or your address of record the following business day. The minimum amount that may be wired is $1,000, and the minimum that may be sent by check is the lesser of $100 or the account balance. The Fund reserves the right to change these minimums or to terminate the wire redemption privilege.

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If you wish to use this method of redemption, you must complete the appropriate application and it must be on file with the Fund. All applications for telephone redemption service must have signatures of shareholders guaranteed and must include such other documentation of authority as the Fund deems necessary in the case of estates, trusts, guardianships, corporations, unincorporated associations and pension and profit sharing plans. Once the completed form is on file, the Fund will honor redemption requests from any person by telephone (using the telephone numbers listed on the cover page). The Fund is not responsible for the efficiency of the federal wire system or your bank. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signatures guaranteed to the Fund. Although the Fund does not currently charge for wiring funds, you will be responsible for any wire fees charged by the receiving bank. This privilege will be inactive for a shareholder for ten business days following a change of address. This procedure is not available for retirement accounts or shares for which certificates have been issued.
You may not use expedited redemption procedures until the shares being redeemed have been on the Fund’s books for at least four business days. There is no such delay in redeeming shares that were purchased by wiring federal funds.
The Adviser employs procedures designed to confirm that instructions communicated by telephone are genuine to prevent unauthorized or fraudulent instructions, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmations of instructions. Accordingly, neither the Adviser nor the Fund would be liable for any losses from unauthorized or fraudulent instructions.
Involuntary Redemptions
Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem a Portfolio account that falls below $250 as a result of redemptions. Before the Fund effects such an involuntary redemption, you will be notified in writing and will be allowed 60 days to make additional purchases to bring the account up to the Portfolio’s $250 minimum investment requirement.
Redemptions in Kind
If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in-kind of securities held by the applicable Portfolio in lieu of cash. Investors may incur brokerage charges on the sale of securities so received in payment of redemption. A redemption paid in-kind is treated as a redemption of the shares of the Portfolio for federal income tax purposes in the same manner as if cash were received.
OTHER SHAREHOLDER SERVICES
The Fund offers a number of shareholder services designed to facilitate the purchase and redemption of shares of its Portfolios. Full details of these services and copies of the various plans described below can be obtained from the Fund.
Periodic Withdrawal Plan
If you own $5,000 or more of a Portfolio’s shares in a single account, you may establish a Periodic Withdrawal Plan to provide for regular monthly, quarterly or annual payments of a fixed dollar amount or fixed percentage of the account balance (with a minimum $100 annual payment and a maximum annual withdrawable amount of 10% of your declining account balance) to be sent to you or a designated payee. (Account balance and withdrawal limitations may be waived if the plan is established using life expectancy factors to calculate a required minimum distribution.) Shares of a Portfolio held in your account having an NAV of the amount of the requested payment will be redeemed on the 23rd day of the applicable month (or the preceding business day if the 23rd falls on a weekend or holiday) and a check will be mailed to you within seven days thereafter. Depending upon the size of the payments requested and fluctuations in the NAV of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. The Fund reserves the right to amend the Periodic Withdrawal Plan on 30 days’ notice. The program may be terminated at any time by you or the Fund.

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Automatic Investment Plan
You may elect to participate in the Fund’s Automatic Investment Plan. This plan enables you to automatically purchase shares of the Fund on a monthly basis. A minimum initial investment of $50 per Portfolio account is required to establish an automatic investment plan. Minimum monthly investments of $25 per Portfolio account are necessary to maintain the plan. The Fund will debit your financial institution account and subsequently purchase shares of the Fund having an NAV of the amount of the requested deposit on or around the 16th day of the month. If you are interested in this plan, you must complete an automatic investment form available from the Fund. If you elect to participate in the Automatic Investment Plan, and all shares of an account with that option are exchanged for shares of another Portfolio account, the Automatic Investment Plan will continue under the account(s) with which the shares were exchanged, until such time as the Fund is notified in writing to discontinue the Plan.
Exchange Privilege
You may exchange all or some shares of a Portfolio for shares of the same class of any other Portfolio in the Fund on the basis of each Portfolio’s relative NAV per share next determined following receipt of an exchange request in proper form, provided your accounts have “like” registrations and the Portfolio’s shares are eligible for sale in your state of residence. There is no minimum amount required to exercise the exchange privilege between Portfolios, except that shareholders wishing to open an account in a new Portfolio must meet the minimum purchase requirements described under “How to Buy Shares.” If the exchange involves the establishment of a new account, an application for that account must be completed and mailed to the Fund. (Exercise of the exchange privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a capital gain or loss.) You are automatically provided the exchange privilege upon establishment of an account with the Fund. If you are not interested in the exchange privilege you must check the appropriate box on the Application.
The exchange privilege may be provided after an account has been established by completing an exchange form (obtainable from the Fund). Once the privilege has been afforded you, exchanges may be authorized by telephone from any person by calling one of the numbers shown on the front cover of this Prospectus, from 8:00 a.m. to 4:30 p.m. (Central time) on any day that the Fund is open for business or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266-5997. Telephone exchange requests received prior to the close of regular trading on the NYSE (usually 3:00 p.m. Central time) will be effected at that day’s relative NAV.
Shares of EquiTrust Money Market Fund, Inc. may be exchanged for shares of any Portfolio of the Fund provided that an exchange application is on file with EquiTrust Money Market Fund, Inc.
The exchange privilege may be modified or terminated by the Fund at any time.
Facsimile Requests
Facsimile requests (faxes) will be accepted for redemption of shares and for changes to shareholder account information. Faxes must contain the appropriate signature(s), signature guarantee(s) and necessary accompanying documents. The transmission should also include account number(s) and a return fax number and telephone number. The Application for Shares, Application for Expedited Redemption and any change or redemption that requires the submission of a certified document must be delivered in original form. Fax requests will be accepted at 515-226-6209.
Retirement and Education Plans
Eligible shareholders of the Fund may participate in a variety of qualified retirement plans which are available through the Adviser. Some of the plans currently offered are: Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans (SEPs), Savings Incentive Match Plans for Employees (SIMPLEs), Qualified Pension and Profit Sharing Plans (Keogh Plans) and Public Employer Deferred Compensation Plans. The initial investment to establish any such plan, and subsequent investments, may be in any amount (subject to Automatic Investment Plan limitations). State Street Bank and Trust Company, a Massachusetts trust company (“State Street”), serves as custodian and provides the required services for IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SIMPLEs and Qualified Pension and Profit Sharing Plans. An annual custodial fee of $20 per Social Security number (rather than per account) will be collected by liquidating shares, or fractions thereof, from each participant. Information with respect to these plans is available upon request from the Fund.
Trustees of qualified retirement plans and 403(b)(7) custodial accounts are required by federal tax law to withhold 20% of the taxable portion of any distribution that is eligible to be “rolled over.” However, the 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution which is transferred directly to another qualified retirement plan, such as a 403(b)(7) account or IRA (i.e., a “trustee-to-trustee” transfer). You should consult your tax adviser regarding this 20% withholding requirement.

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PORTFOLIO MANAGEMENT
EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, serves as the Fund’s investment adviser and manager pursuant to an Investment Advisory and Management Services Agreement. This relationship has existed since the Fund commenced operations in 1971.
The Adviser is an indirect subsidiary of FBL Financial Group, Inc., an Iowa corporation. The following individuals are officers and/or directors of the Adviser and are officers and/or directors of the Fund: Charles T. Happel, James W. Noyce, James P. Brannen, Dennis M. Marker, Richard J. Kypta, John M. Paule, Kristi Rojohn, Robert Ruisch, Jennifer Morgan, Lillie Peshel, Sara Tamisiea and Jodi Winslow. The Adviser also acts as the investment adviser to individuals, institutions and two other investment companies: EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.
The Adviser handles the investment and reinvestment of the Fund’s assets, and is responsible for the overall management of the Fund’s business affairs, subject to the review of the Board of Directors.
Charles T. Happel, Robert J. Rummelhart, Doug Higgins, Sarah Biermann and Mark Sandbulte serve as managers for various portfolios of the Fund.
Money Market Portfolio:
Sarah Biermann, Portfolio Manager. Ms. Biermann joined EquiTrust in 2004 as an Assistant Research Analyst for the fixed-income department. She has served as the Portfolio Manager for the Money Market Portfolio since 2006. Ms. Biermann received her undergraduate degree from Iowa State University.
High Grade Bond and Strategic Yield Portfolios:
Bob Rummelhart, CFA; Investment Vice President, Portfolio Manager. Mr. Rummelhart joined EquiTrust in 1987 and has been responsible for the management of these Portfolios since their inception. He received both his undergraduate and MBA degrees from the University of Iowa.
Blue Chip, Managed and Value Growth Portfolios:
Doug Higgins, CFA; Securities Vice President, Portfolio Manager. Mr. Higgins joined EquiTrust in 1998 as a Security Analyst in the fixed-income department. He became Associate Portfolio Manager in 2000, and was made Lead Portfolio Manager in 2008. Mr. Higgins received his undergraduate degree from Iowa State University and his MBA from the University of Iowa.
Charles T. Happel, CFA; Vice President—Investments, Associate Portfolio Manager. Mr. Happel joined EquiTrust in 1986. He became Lead Portfolio Manager in 2000. In 2008, he transitioned to Associate Portfolio Manager given his increasing responsibilities within the overall EquiTrust and FBL Financial Group organizations. Mr. Happel earned his undergraduate degree at the University of Northern Iowa and his MBA at Drake University in Des Moines, Iowa.
Mark Sandbulte, CFA, Associate Portfolio Manager. Mr. Sandbulte joined EquiTrust in 2000 as Assistant Research Analyst, and became Associate Portfolio Manager in 2008. Mr. Sandbulte received his undergraduate degree from Central College in Pella, Iowa, and his MBA from the University of Iowa.
Justin Carley, Investment Analyst. Mr. Carley joined EquiTrust in 2005 as Associate Portfolio Administrator and is currently an Investment Analyst for the Portfolios.
The SAI contains additional information about the managers’ compensation, other accounts they oversee and their ownership of shares in the Portfolios.
As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio as follows: 0.50% of the average daily net assets of the Value Growth Portfolio, 0.40% of the average daily net assets of the High Grade Bond Portfolio, 0.55% of the average daily net assets of the Strategic Yield Portfolio, 0.60% of the average daily net assets of the Managed Portfolio and 0.25% of the average daily net assets of the Money Market and Blue Chip Portfolios.
The Adviser, at its expense, furnishes the Fund with office space and facilities, equipment, advisory services, research and statistical facilities, and clerical services and personnel to administer the business affairs of the Fund. The Fund pays its other expenses which include, but are not limited to, the following: net asset value calculations; interest on Fund obligations; miscellaneous reports; membership dues; reports and notices to shareholders; all expenses of registration of its shares under federal and state securities laws; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; fees of Directors who are not affiliated with the Adviser; fees and expenses of independent registered public accounting firm, legal counsel, custodian, and transfer and dividend disbursing agents; and other general expenses.

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The Adviser has agreed to reimburse any Portfolio to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of that Portfolio exceed 1.50% of the average daily net assets of that Portfolio for any fiscal year of the Portfolio. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. This reimbursement obligation will remain in effect for as long as the Investment Advisory and Management Services Agreement remains in effect and cannot be changed without shareholder approval.
A discussion regarding the Board of Directors’ basis for approving the Investment Advisory and Management Services Agreement is available in the Fund’s most recent semi-annual report to shareholders for the six months ending January 31.
OTHER INFORMATION
Distributor
EquiTrust Marketing Services, LLC (the “Distributor”), an affiliate of the Adviser, serves as principal underwriter and a distributor of the Fund’s shares.
Net Asset Value
The NAV per share of each Portfolio is determined as of the earlier of 3:00 p.m. (Central time) or the close of regular trading on the NYSE, on each day that (i) the NYSE is open for business and (ii) an order for purchase or redemption of shares of the Portfolio is received. The NAV per share of each Portfolio is computed by dividing the total value of the Portfolio’s securities and other assets, less liabilities, by the total number of outstanding shares of such Portfolio.
The Fund reserves the right to calculate or estimate the NAV of a Portfolio more frequently than once daily if it is deemed desirable. If the Fund offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the NAV next determined for each Portfolio.
Money Market Portfolio. The Money Market Portfolio’s securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. For further discussion of the manner in which such values are determined, see the SAI under the heading “Net Asset Value.”
Other Portfolios. Portfolio securities that are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing-bid and asked prices. If the mean is not available, exchange-traded securities are valued using the prior day’s closing price. Securities, other than money market instruments, traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market: it is expected that for debt securities this ordinarily will be the over-the-counter market.
In certain cases, events that occur after certain markets have closed may render prices unreliable. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. When a portfolio manager believes a market price does not reflect a security’s true value, the Portfolio may substitute a fair value estimate through procedures established by, or under the direction of, the Board of Directors. These procedures may also be used to value securities that do not have a readily available current market value. Using fair value methods to price securities may result in a value that is different from the prices used by other mutual funds to calculate their NAVs. Each Portfolio, except the Money Market Portfolio, is subject to the risk that it has valued certain securities at a higher price than it can sell them.
Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation described above with respect to the Money Market Portfolio.
Privacy Notice
The Fund and its affiliates, such as FBL Financial Group, Inc. and Farm Bureau Life Insurance Company (“we,” “us” or “our”), have a strong tradition of protecting the confidentiality of our customers’ personal information and are highly aware of the importance of properly maintaining this information. This notice explains our information practices and is required of financial institutions such as ours by state and federal law.

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Information We Collect. In order to help us serve your financial needs and in order to comply with legal and regulatory requirements, we collect certain information about you. This information varies depending on the products or services you request from a particular entity, but may include:
•	Information we receive from you on your application or other forms (such as name, address, social security number and financial and health information);

•	Information you authorize us to collect (such as health information for underwriting purposes) or information we are authorized or required by law to collect (such as medical records in a workers compensation case);

•	Information about your transactions with us, our affiliates, or others (including payment history or account balances);

•	Information we receive from a consumer reporting agency (such as credit relationships and history); and

•	Information we receive from public records (such as your driving record).
Information we obtain from a report prepared by an insurance-support organization may be retained by the insurance-support organization and disclosed to other persons.
To the extent provided by law, you have the right to access and correct the information we have collected about you. You are also entitled to certain information regarding disclosures of medical information we may have made. To exercise these rights, you should provide a written request to the address below.
The Security of Your Information. We have internal procedures regarding access to customer information. The individuals who have access to this information are required to protect it and keep it confidential. In addition, we maintain physical, electronic, and procedural safeguards that comply with state and federal regulations to guard your personal information.
Information We Share. We may share the previously described information with our affiliates in order to provide necessary services for your products or account. We may also share information with our affiliates about your account history or experiences with us, although this information is not used by our affiliates for marketing purposes.
In addition, we may share some of the information we obtain about you with certain business partners in order to conduct company business. In sharing this information, we comply with all federal and state regulations, and limit the information to that which is necessary to accomplish the purposes for which the information is shared. Examples of this type of sharing would be:
•	Sharing information with companies that perform services for us such as printing companies or mailing services, who are limited in their ability to further disclose this information.

•	Sharing information with companies with whom we have a joint marketing agreement. A joint marketing agreement is one where another financial institution offers a product or service jointly with us. These institutions must limit their use of information shared to the purpose for which it was shared.
We may also disclose information to non-affiliated third parties as permitted or required by law. For example, we may share information in response to a subpoena, to prevent fraud, or in order to process a transaction you request or authorize.
We do not share medical information, information from a consumer reporting agency or motor vehicle reports for marketing purposes. We do not disclose information about former customers with non-affiliated third parties except in accordance with this Privacy Notice.
A list of affiliated companies subject to this Privacy Notice can be obtained from the Fund. Inquiries regarding this Privacy Notice should be sent to FBL Financial Group, Inc., Customer Privacy, 5400 University Avenue, West Des Moines, Iowa 50266.
Householding
In order to reduce expenses and the amount of mail that you receive, we have initiated “householding” of our fund reports (annual and semi-annual reports, disclosure documents, prospectuses, proxies, etc.). This means that rather than send one report to each accountholder in your household, we will deliver a single report or document to your household. If you do not wish the mailing of these documents to be combined with those for other members of your household, please call our toll free number, 1-877-860-2904, Monday through Friday between 8:00 a.m. and 4:30 p.m. We will begin sending individual documents to you within 30 days after receiving notice from you.
Investor Education and Protection
Under the Public Disclosure Program, the Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

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Anti-Money Laundering Program
The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to report certain customer activity to the federal government and/or “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block a shareholder’s account and consequently refuse to implement requests for transfers and withdrawals.
Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information for shareholders who open an account with the Fund. The Fund may also ask to see a shareholder’s driver’s license or other identifying documents. Applications without this information may not be accepted and orders may not be processed. The Fund reserves the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in the Fund or involuntarily redeem a shareholder’s shares and close an account in the event that a shareholder’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Fund and its agents will not be responsible for any loss resulting from the shareholder’s delay in providing all required identifying information or from closing an account and redeeming a shareholder’s shares when a shareholder’s identity cannot be verified.
Disruptive Trading Practices
The Board of Directors has adopted a policy to make reasonable efforts to discourage, and does not intend to accommodate, frequent purchases and redemptions of Portfolio shares that may disrupt the orderly management of any Portfolio, often referred to as “market timing.” Such transactions are potentially harmful to shareholders that invest in the Portfolios in various ways. These include: (1) the dilution of interests of long-term investors where frequent trades attempt to take advantage of market fluctuations that are not fully reflected in a Portfolio’s net asset value; (2) the disruption of ordinary portfolio management, such as necessitating that a Portfolio maintain a cash level higher than would otherwise be necessary or that a Portfolio sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Portfolio costs, such as brokerage commissions and administrative costs.
Typically, each Portfolio will realize purchases or redemptions of shares each business day. The Fund does not consider such transactions disruptive to a Portfolio unless they are large in relation to the Portfolio’s size and not the random result of net transactions by its shareholders. However, the Fund considers large purchases or redemptions of shares resulting from shareholders engaging in: (1) market timing; (2) arbitrage based on the lag between the time the value of certain Portfolio investments change and the time it computes its net asset value, or (3) other trading strategies that entail rapid or frequent transfers of shares from one Portfolio to another, to be disruptive trading.
The Fund has instituted policies and procedures reasonably designed to detect the use of a shareholder’s account(s) for frequent trading; the Fund’s policies and procedures address the level of trading that will be considered excessive and the Fund monitors shareholder transactions to identify excessive trading; and the Fund applies such procedures uniformly.
The Fund also uses other procedures to halt or reduce the risk of disruptive trading. The Fund may stop disruptive trading by ceasing sales of additional shares of one or more Portfolios through which offending shareholders operate. In such an event, all other shareholders invested in the Portfolio may be disadvantaged. Because enforcement of the procedures involves some level of discretion, it is possible some shareholder(s) may engage in disruptive trading while others may bear the harm associated with such activity. The Fund applies such procedures uniformly.
The Fund monitors potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid securities to determine whether the application of fair value pricing procedures is warranted.
An investment in any of the Portfolios is subject to the risks of disruptive trading. In its sole discretion, the Board of Directors of the Fund may revise these policies and procedures at any time without prior notice.

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DISTRIBUTIONS AND TAXES
Distributions
Money Market Portfolio Distributions: On each day that the NAV per share of the Money Market Portfolio is determined, the Portfolio’s net investment income will be declared, as of the close of the NYSE, as a dividend to shareholders of record prior to the declaration. Distributions will be distributed monthly. If you withdraw your entire account, all dividends accrued to the time of withdrawal will be paid at that time.
High Grade Bond and Strategic Yield Portfolio Distributions: Each Portfolio normally follows the practice of distributing substantially all net investment income monthly, and substantially all net short-term and long-term capital gains after the close of the Fund’s fiscal year.
Managed Portfolio Distributions: The Portfolio normally follows the practice of distributing substantially all net investment income quarterly, and substantially all net short-term and long-term capital gains after the close of the Fund’s fiscal year.
Value Growth and Blue Chip Portfolio Distributions: Each Portfolio normally follows the practice of distributing substantially all net investment income and substantially all net short-term and long-term capital gains, if any, after the close of the Fund’s fiscal year.
Dividends and capital gains distributions are automatically reinvested in shares of the Portfolio unless you indicate in writing to receive them in cash; however, no cash payment will be made for dividends in an amount under $10. Any such dividend amount under $10 will be reinvested in shares of that same Portfolio.
If you elect to receive cash dividends and/or capital gains distributions from an account that remains open and the postal or other delivery service is unable to deliver those monies to your address of record, or the check remains uncashed for over one year, your distribution option will automatically be converted to reinvestment in additional shares. The outstanding check(s) will be voided and allocable shares purchased in your account as of the day the check(s) was voided. If you have elected to receive cash dividends and/or capital gains distributions from an account that is subsequently closed and the postal or other delivery service is unable to deliver those monies to your address of record, such monies will remain outstanding until turned over to the appropriate state agency for escheat purposes. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
How Distributions Affect a Portfolio’s NAV. Distributions are paid to shareholders as of the record date of a distribution from a Portfolio, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Portfolio’s daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. You should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.
“Buying a Dividend.” If you purchase shares of a Portfolio just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” Of course, a Portfolio’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions may occur even in a year when a Portfolio has a negative return. Unless your account is a tax-deferred account, dividends paid to you will be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvest the dividends.
Federal Income Taxes
Federal Income Taxation of the Portfolios. Because the Fund is a regulated investment company, the Fund’s Portfolios generally pay no federal income tax on the income and capital gains that they distribute to you. Accordingly, each Portfolio intends to distribute net investment income and any net capital gains realized on its investments at least annually.
Federal Income Taxation of Shareholders. A Portfolio’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions.
Except for those shareholders exempt from federal income taxes, dividends and capital gain distributions will be taxable to shareholders, whether paid in cash or reinvested in additional shares of the Portfolio. You will be notified annually as to the federal income tax status of dividends and capital gains distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes.

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Long-term capital gain distributions are taxable as long-term capital gain regardless of how long you have held shares of the Portfolio. Long-term capital gain distributions (derived from assets held by the Portfolio for more than 12 months) made to individual shareholders are currently taxed for federal income tax purposes at rates up to 15% (which will increase to 20% for taxable years beginning after December 31, 2010). Dividends representing net investment income and net realized short-term capital gains are taxed as ordinary income for federal income tax purposes at rates up to a maximum marginal rate of 35% for individuals. Dividends representing qualified dividend income are currently taxed to individuals and other noncorporate investors at federal income tax rates up to 15%, provided certain holding period and other requirements are satisfied, although this favorable treatment is set to expire for taxable years beginning after December 31, 2010. In addition, certain dividends may qualify for the 70% dividends received deduction available to corporate shareholders. It is not anticipated that distributions from the Money Market Portfolio, High Grade Bond Portfolio or Strategic Yield Portfolio will be eligible for treatment of qualified dividend income or the dividends received deduction. Any dividends and distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which they are declared.
Distributions to Retirement Plans. Fund distributions received by your qualified retirement plan, such as a 401(k) Plan or IRA, are generally tax deferred. This means that you are not required to report Portfolio distributions on your federal income tax return, but distributions will be taxable when your plan makes payments to you. Special rules apply to payments from Roth IRAs and Coverdell Education Savings Accounts.
Backup Withholding. When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide your taxpayer identification number (“TIN”), certify that it is correct and that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, each Portfolio is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. Each Portfolio is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be credited against your federal income tax liability and you may file a tax return and obtain a refund from the IRS if withholding results in an overpayment of federal income taxes for such year.
Because everyone’s tax situation is unique, you are advised to consult with your own tax adviser as to the federal, state and local tax consequences of owning shares of a Portfolio.
For more information about the federal income tax status of the Portfolios, see “FEDERAL INCOME TAXES” in the SAI.
CLASSES OF SHARES
Currently, the Fund offers two classes of shares — Class A Shares and Class I Shares. Class B Shares are no longer offered. However, existing Class B shareholders may continue as Class B shareholders, continue their reinvestment program of dividends and capital gains distributions into Class B Shares, and exchange their Class B Shares for Class B Shares of other Portfolios in that same class. Each class represents investments in the same Portfolio of securities, but each class has different expenses that will affect performance.
Class I Shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) the following investment advisory clients of EquiTrust Investment Management Services, Inc.: (1) affiliated and unaffiliated benefit plans such as qualified retirement plans, and (2) affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the EquiTrust Mutual Funds; and (e) such other types of accounts as the Adviser of the Fund deems appropriate.

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FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Portfolios’ financial performance for the past five years through July 31 of each fiscal year shown. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, is included in the Annual Report, which is available, without charge, upon request from the Fund. The Portfolios’ financial statements are incorporated by reference in the SAI.

	Year Ended July 31,
	Money Market Portfolio					High Grade Bond Portfolio
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$10.26	$10.20	$10.53	$10.53	$10.46
Income from Investment Operations:
Net investment income	0.03	0.04	0.03	0.01 (2)	0.01 (2)	0.51	0.54	0.51	0.51	0.51
Net realized and unrealized gain (loss) on investments	—	—	—	—	—	(0.33)	0.06	(0.33)	—	0.10

Total from investment operations	0.03	0.04	0.03	0.01	0.01	0.18	0.60	0.18	0.51	0.61
Less Distributions:
Dividends from net investment income	(0.03)	(0.04)	(0.03)	(0.01)	(0.01)	(0.51)	(0.54)	(0.51)	(0.51)	(0.51)
Distributions from capital gains	—	—	—	—	—	—	—	—	—	(0.03)

Total distributions	(0.03)	(0.04)	(0.03)	(0.01)	(0.01)	(0.51)	(0.54)	(0.51)	(0.51)	(0.54)

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$9.93	$10.26	$10.20	$10.53	$10.53

Total Return:
Total investment return based on net asset value(1)	2.63%	4.34%	3.38%	1.37%	0.46%	1.73%	5.96%	1.75%	4.95%	5.89%
Ratios/Supplemental Data:
Net assets at end of period in thousands	$2,850	$2,496	$2,419	$500	$500	$5,522	$4,573	$4,196	$3,917	$4,641
Ratio of total expenses to average net assets	0.98%	0.96%	0.84%	1.06%	0.99%	0.68%	0.74%	0.71%	0.70%	0.70%
Ratio of net expenses to average net assets	0.98%	0.96%	0.84%	0.92%	0.51%	0.68%	0.74%	0.71%	0.70%	0.70%
Ratio of net investment income to average net assets	2.58%	4.25%	3.71%	1.36%	0.51%	4.98%	5.23%	4.94%	4.82%	4.77%
Portfolio turnover rate	0%	0%	0%	0%	0%	18%	8%	12%	13%	12%

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(2)	Without the Adviser’s reimbursement of a portion of certain of its expenses for the periods indicated, the Money Market Portfolio would have had per share net investment income as shown:

	Per Share
	Net Investment	Amount
Year	Income	Reimbursed
2004	$0.01	$4,537
2005	$0.01	$668

31

	Year Ended July 31,
	Strategic Yield Portfolio					Managed Portfolio
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Net asset value at beginning of period	$9.58	$9.52	$9.91	$9.70	$9.29	$15.56	$15.71	$15.32	$13.82	$12.53
Income from Investment Operations:
Net investment income	0.58	0.62	0.57	0.61	0.63	0.35	0.50	0.35	0.27	0.27
Net realized and unrealized gain (loss) on investments	(0.75)	0.06	(0.39)	0.21	0.41	(0.83)	1.12	0.39	1.50	1.29

Total from investment operations	(0.17)	0.68	0.18	0.82	1.04	(0.48)	1.62	0.74	1.77	1.56
Less Distributions:
Dividends from net investment income	(0.58)	(0.62)	(0.57)	(0.61)	(0.63)	(0.35)	(0.47)	(0.35)	(0.27)	(0.27)
Distributions from capital gains	—	—	—	—	—	(0.66)	(1.30)	—	—	—

Total distributions	(0.58)	(0.62)	(0.57)	(0.61)	(0.63)	(1.01)	(1.77)	(0.35)	(0.27)	(0.27)

Net asset value at end of period	$8.83	$9.58	$9.52	$9.91	$9.70	$14.07	$15.56	$15.71	$15.32	$13.82

Total Return:
Total investment return based on net asset value(1)	(1.90)%	7.25%	1.93%	8.59%	11.46%	(3.41)%	10.64%	4.91%	12.91%	12.50%
Ratios/Supplemental Data:
Net assets at end of period in thousands	$4,288	$4,754	$4,047	$3,256	$2,952	$8,896	$9,269	$7,802	$6,808	$5,726
Ratio of total expenses to average net assets	0.90%	0.94%	0.88%	0.86%	0.89%	0.85%	0.86%	0.85%	0.82%	0.84%
Ratio of net expenses to average net assets	0.90%	0.94%	0.87%	0.86%	0.89%	0.85%	0.86%	0.84%	0.82%	0.84%
Ratio of net investment income to average net assets	6.23%	6.48%	6.11%	6.11%	6.53%	2.30%	3.12%	2.32%	1.88%	2.00%
Portfolio turnover rate	9%	18%	8%	7%	31%	18%	17%	36%	27%	14%

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

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	Year Ended July 31,
	Value Growth Portfolio					Blue Chip Portfolio
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
Net asset value at beginning of period	$16.05	$14.17	$13.92	$11.81	$10.26	$48.14	$41.78	$40.17	$37.49	$34.65
Income from Investment Operations:
Net investment income	0.21	0.29	0.17	0.16	0.11	0.98	0.83	0.75	0.80	0.59
Net realized and unrealized gain (loss) on investments	(1.39)	1.76	0.23	2.07	1.57	(6.20)	6.31	1.60	2.61	2.80

Total from investment operations	(1.18)	2.05	0.40	2.23	1.68	(5.22)	7.14	2.35	3.41	3.39
Less Distributions:
Dividends from net investment income	(0.34)	(0.17)	(0.15)	(0.12)	(0.13)	(0.79)	(0.78)	(0.74)	(0.73)	(0.55)
Distributions from capital gains	(0.25)	—	—	—	—	(1.52)	—	—	—	—

Total distributions	(0.59)	(0.17)	(0.15)	(0.12)	(0.13)	(2.31)	(0.78)	(0.74)	(0.73)	(0.55)

Net asset value at end of period	$14.28	$16.05	$14.17	$13.92	$11.81	$40.61	$48.14	$41.78	$40.17	$37.49

Total Return:
Total investment return based on net asset value(1)	(7.65)%	14.49%	2.91%	18.98%	16.40%	(11.51)%	17.18%	5.93%	9.11%	9.77%
Ratios/Supplemental Data:
Net assets at end of period in thousands	$9,948	$10,772	$8,478	$6,131	$5,215	$11,311	$13,605	$11,354	$10,569	$10,048
Ratio of total expenses to average net assets	0.73%	0.77%	0.72%	0.71%	0.73%	0.47%	0.48%	0.48%	0.44%	0.45%
Ratio of net expenses to average net assets	0.73%	0.77%	0.71%	0.70%	0.73%	0.47%	0.47%	0.47%	0.44%	0.45%
Ratio of net investment income to average net assets	1.36%	1.98%	1.44%	1.25%	1.02%	2.08%	1.82%	1.84%	2.04%	1.57%
Portfolio turnover rate	19%	29%	30%	17%	14%	1%	1%	0%	0%	1%

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

33

ADDITIONAL INFORMATION
Shareholder Inquiries
You may make inquiries either by contacting the Fund at the address or telephone numbers as shown on the front cover.
You may obtain copies of year-end account statements by calling the Fund at our toll-free number 877-860-2904 (in the Des Moines metropolitan area, call 515-225-5586), or by writing a letter to the Fund. The prior year statement for regular accounts and prior two-year statements for fiduciary accounts will be provided to you at no charge; thereafter, there will be a charge of $3 per copy (with a maximum of $50 to be assessed). The cost of the copies will be collected by redemption of shares, or fractions thereof, from your account. If your account has been closed, the applicable fees must be remitted with the request.
Annual/Semi-Annual Reports to Shareholders
Additional information about each Portfolio’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The Fund’s annual report to shareholders contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during the fiscal year covered by the report. You may obtain a free copy of the Fund’s annual and semi-annual reports by calling the Fund at 877-860-2904 or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266. The Fund’s annual and semi-annual reports to shareholders are also available free of charge on the Fund’s website at www.equitrust.com.
Statement of Additional Information
The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information are available, upon paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1850, Washington, D.C. 20549.
You may obtain a free copy of the Fund’s SAI and you may make further inquiries by calling the Fund at 877-860-2904 or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266. The Fund’s SAI is also available free of charge on the Fund’s website at www.equitrust.com.
The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

INVESTMENT ADVISER, SHAREHOLDER SERVICE,	INDEPENDENT REGISTERED
DIVIDEND DISBURSING AND TRANSFER AGENT	PUBLIC ACCOUNTING FIRM
EquiTrust Investment Management Services, Inc.	Ernst & Young LLP
5400 University Avenue	801 Grand Avenue
West Des Moines, Iowa 50266	Suite 3000
Des Moines, Iowa 50309
LEGAL COUNSEL	CUSTODIAN
Vedder Price P.C.	JP Morgan Chase Bank, N.A.
222 North LaSalle Street	3 Chase Metrotech Center
Suite 2600	Brooklyn, NY 11245
Chicago, Illinois 60601
The Fund’s Investment Company Act of 1940 File Number is 811-2125.

EQUITRUST MONEY MARKET FUND, INC.
Supplement to Prospectus
dated December 1, 2008
On page 7 under the heading “HOW TO REDEEM SHARES,” the following is incorporated after the first sentence in the second paragraph:
Effective May 29, 2009, the Fund reserves the right to redeem accounts with balances under $1,000. (Qualified retirement plan accounts, including IRAs and education plan accounts, are exempt from the minimum account balance requirement.)
On page 7 under the heading “HOW TO REDEEM SHARES–By Draft (no minimum),” the following is incorporated after the first paragraph:
Effective June 30, 2009, all draftwriting privileges, including paper drafts and automatic withdrawals, will be discontinued. Any Drafts presented to the Fund after June 30, 2009 will not be accepted, will be returned and a $10 service charge will be assessed. The service charge will be collected by redemption of shares, or fractions thereof, from your account.
On page 11 under the heading “PORTFOLIO MANAGEMENT,” the following is incorporated after the fifth paragraph:
The Adviser will voluntarily waive fees and reimburse expenses at the level necessary for the Fund to maintain a $1.00 per share net asset value.
Supplement dated March 16, 2009
Please retain this supplement with your Prospectus for future reference.

EQUITRUST MONEY MARKET FUND, INC.
Supplement to Prospectus Dated December 1, 2008,
as supplemented on March 16, 2009
On May 28, 2009, the Board of the EquiTrust Money Market Fund, Inc. (the “Fund”) approved an Agreement and Plan of Reorganization (the “Plan”) between the Fund and EquiTrust Series Fund, Inc., on behalf of the Money Market Portfolio.
The Plan provides for the transfer of all of the assets and the assumption of all of the liabilities of the Fund solely in exchange for Institutional Class (“Class I”) shares of the Money Market Portfolio. The Money Market Portfolio shares received by the Fund would then be distributed to its shareholders as part of the Fund’s liquidation provided for in the Plan. (The transaction contemplated by the Plan is referred to as the “Merger.”)
The Merger can be consummated only if, among other things, it is approved by shareholders of the Fund. A Special Meeting (the “Meeting”) of the shareholders of the Fund will be held on August 13, 2009 and shareholders will be given the opportunity to vote on the Plan at that time. In connection with the Meeting, the Fund will deliver to shareholders a Proxy Statement/Prospectus describing in detail the Merger and the Board’s considerations in recommending that shareholders approve the Merger.
If the Plan is approved at the Meeting and certain conditions required by the Plan are satisfied, the Merger is expected to become effective on or about August 31, 2009.
Supplement dated June 4, 2009

EquiTrust Money Market Fund, Inc.
PROSPECTUS
December 1, 2008
EquiTrust Money Market Fund, Inc. (the “Fund”) is a no-load, open-end, diversified management investment company with an investment objective of maximum current income consistent with liquidity and stability of principal.
Shares of the Fund may be purchased at their net asset value without any sales charge. The minimum initial investment is $500 and subsequent investments may be made in any amount. Shares may be redeemed at any time at net asset value as described in this Prospectus.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Securities and Exchange Commission has not approved or disapproved shares of the Fund or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
EquiTrust Mutual Funds
5400 University Avenue
West Des Moines, Iowa 50266
877-860-2904

Yield and Purchase Information
Toll-Free 877-860-2904
Des Moines 515-225-5586

1

An Overview of the Fund
Investor Profile
Who should consider investing in this Fund?
You may want to invest more of your assets in this Fund if you:
•	require stability of principal

•	are seeking a mutual fund for the cash portion of an asset allocation program
or
•	consider yourself a saver rather than an investor
You may want to invest less of your assets in this Fund if you:
•	are seeking an investment that is likely to outpace inflation

•	are investing for retirement or other goals that are many years in the future
or
•	are investing for growth or maximum current income
Investment Objective
What is this Fund’s goal?
The Fund seeks maximum current income consistent with liquidity and stability of principal. The Fund intends to maintain a stable net asset value of $1.00 per share.
Primary Investment Strategies
How does this Fund pursue its objective?
This Fund invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. At least 95% of the Fund’s assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Fund’s assets must be invested in securities rated in the two highest rating categories. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
principal risks
What are the main risks of investing in this Fund?
As with any money market fund, the yield paid by the Fund will vary with changes in interest rates. Also, there is a possibility that the Fund’s share value could fall below $1.00, which could reduce the value of your investment.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Before you invest, please carefully read the section on “INVESTMENT OBJECTIVE AND PRINCIPAL RISK FACTORS.”

2

Risk/Return Summary
The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance for each of the last ten calendar years*.
Annual Returns

*	The year-to-date return as of September 30, 2008 was 0.94%.

Best Quarter:	4Q 2000	1.31%

Worst Quarter:	2Q 2003	0.04%

The following table compares the average annual total returns of the Fund to those of the 90-day T-Bill Index and 0-3 Month T-Bill Index over the periods shown. The Fund is changing its benchmark to the 0-3 Month T-Bill Index. Both indices are widely recognized, however the 0-3 Month T-Bill Index more closely corresponds with the average maturity of the Fund. The Index figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Index.

Average Annual Total Returns
(for periods ended December 31, 2007)	One Year	Five Years	Ten Years
Money Market Fund	3.75%	1.86%	2.58%

90-day T-Bill Index	5.03%	3.07%	3.77%

0-3 Month T-Bill Index	4.81%	2.97%	3.64%

The performance data was calculated after deducting all fees and charges actually incurred by the Fund. The Fund’s performance during these periods would have been lower absent EquiTrust Investment Management Services, Inc.’s (the “Adviser”) fee waivers and expense reimbursements (see “FINANCIAL HIGHLIGHTS”).
Please remember that past performance is no indicator or guarantee of the results that the Fund may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

3

FEES AND EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investments)
Maximum Sales Load Imposed on Purchases	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Deferred Sales Load	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets) (As a percentage of net assets)

Management Fee	0.25%
12b-1 Fees	None
Other Expenses	1.11%

Total Fund Operating Expenses	1.36%

Example	1 Year	3 Years	5 Years	10 Years
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on those assumptions your costs would be:	$138	$431	$745	$1,635
INVESTMENT OBJECTIVE AND PRINCIPAL RISK FACTORS
Investment Objective
The Fund seeks maximum current income consistent with liquidity and stability of principal. The Fund’s investment objective may not be changed without shareholder approval.
General Discussion of Risks
The Fund is subject to the risk of income volatility, financial risk (credit risk), and market risk (interest rate risk) (see “Types of Investment Risk” below).
Since the Fund is managed to maintain a constant $1.00 share price, the Fund is subject to little market or financial risk because it invests in high quality short-term investments that reflect current market interest rates. However, the Fund could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.
Also, as with all mutual funds, there is no guarantee that the Fund will achieve its goal.
An investment in the Fund should help you meet your individual investment goals for principal stability, liquidity and income, but it should not represent your complete investment program.
Types of Investment Risk
Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.
Financial Risk. For income-bearing securities, credit risk.
Income Volatility. The degree and rapidity with which changes in overall market interest rates diminish the level of current income from a portfolio of income-bearing securities.
Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

4

Interest Rate Risk. The risk of decline in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.
Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Fund would like to sell them or at the price the Fund values them.
Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably due to factors that have nothing to do with the issuer. This risk is common to all income-bearing securities and mutual funds that invest in them.
Valuation Risk. The risk that the market value of an investment will fall substantially below the Fund’s valuation of the investment.
DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS
U.S. Government Securities. To meet liquidity needs, the Fund may invest from time to time in U.S. Government securities, which include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities. The Fund’s investments in U.S. Government securities are subject to interest rate risk.
U.S. Government Agency or Instrumentality Securities. The Fund invests principally in U.S. Government agency or instrumentality securities, which include debt securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although these securities are not direct obligations of the U.S. Government and are neither insured nor guaranteed by the U.S. Treasury, some are supported by the full faith and credit of the U.S. Treasury; others are supported only by the limited right of the issuer to borrow from the U.S. Treasury; and others depend solely upon the credit of the agency or instrumentality and not the U.S. Treasury. In addition, the Fund’s investments in U.S. Government agency and instrumentality securities are subject to interest rate risk.
Commercial Paper. Commercial paper, which generally produces a higher yield than U.S. Government agency and instrumentality securities, is a core part of the Fund’s investments. Commercial paper consists of short-term unsecured promissory notes issued by corporations, primarily to finance short-term credit needs. The Fund will only invest in commercial paper that is rated A-1 or A-2 by Standard & Poor’s Corporation (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, issued by a corporation having an outstanding debt issue rated at least AA or Aa by S&P or Moody’s, respectively. There is the possibility that a commercial paper issuer will not be able to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.
Short-term Trading. It is the Fund’s intention, generally, to hold securities to maturity. Nevertheless, the Fund may sell portfolio securities prior to maturity to realize gains or losses to shorten the Fund’s average maturity and may reduce or withhold dividends if it deems such actions appropriate to maintain a stable net asset value. In addition, the Fund may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments.
The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities that are fundamental and may not be changed without the approval of a majority of the Fund’s outstanding shares as defined in the Statement of Additional Information (“SAI”).
HOW TO BUY SHARES
Shares of the Fund are offered and sold on a continuous basis. The offering price per share will be at the net asset value (“NAV”) next determined after an order and payment is received in the form described below. Orders received in proper form prior to the close of trading on the New York Stock Exchange (the “NYSE”) (generally 3:00 p.m. Central time) will be effected that business day. Orders received after that time will be effected the next business day. Purchase orders in proper form received by wire transfer will be effected at the next determined NAV. If you invest by mail, purchase orders in proper form will be effected at the NAV next determined after the funds have been converted into federal funds, normally one full business day after receipt. The Fund is generally open for business, and its NAV is computed, on each day the NYSE is open for trading. The Fund reserves the right to reject any purchase order and to change the minimum purchase requirements at any time.

5

Initial Purchase
The minimum initial purchase is $500, except there is no minimum initial investment for retirement accounts and accounts opened under bona fide payroll deduction plans. There is no sales charge. An Application may be obtained by contacting the Fund at the address or phone numbers shown on the cover page of this Prospectus, from a registered representative of any broker-dealer that sells the Fund or on the Fund’s website at www.equitrust.com. The proper form for initial purchase orders is as follows:
By Mail:
Complete the Application and mail it with your check payable to “EquiTrust Money Market Fund, Inc.” to: EquiTrust Money Market Fund, Inc., 5400 University Avenue, West Des Moines, Iowa 50266-5997.
By Wire:
Instruct your bank to “wire transfer” funds to: JP Morgan Chase Bank, ABA #021000021, DDA Account #G10543 EquiTrust Money Market Fund, Inc., for further credit to your Account registration and Account number. Finally, complete the Application and mail it to the Fund at the address listed above under “Initial Purchase—By Mail.”
Subsequent Purchases
The proper form for subsequent purchase orders is as follows:
By Mail (no minimum):
Send the Fund a check payable to “EquiTrust Money Market Fund, Inc.” accompanied by a letter indicating the dollar value of the shares to be purchased, the account number and the registered owner(s).
By Wire (no minimum):
Instruct your bank to “wire transfer” funds as outlined above under “Initial Purchase—By Wire.”
HOW TO REDEEM SHARES
Upon receipt of an executed redemption request in proper form as described below, the Fund will redeem your shares at the next determined NAV. Requests received in proper form prior to the close of regular trading on the NYSE (generally 3:00 p.m. Central time) will be effected that business day. Requests received after that time will be effected the next business day. The Fund intends to pay redemption proceeds within one business day after receipt of an executed redemption request in proper form. If you sell shares you recently purchased with a check, the Fund may delay sending you redemption proceeds until your check has cleared, which may take up to 15 days. You may not use expedited redemption procedures (draft or telephone redemption) if shares were purchased by check until the shares being redeemed have been converted into federal funds (normally one full business day after receipt) and have been on the Fund’s books for at least four business days. There is no such delay when redeeming shares that were purchased by wire.
Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if it is reduced to a value of less than $500. You will be notified accordingly and permitted 60 days to make additional share purchases before the liquidating redemption is processed.
By Mail (no minimum)
Send a letter to the Fund, 5400 University Avenue, West Des Moines, Iowa 50266-5997, requesting redemption of either the number or dollar value of shares to be redeemed. Your letter must be signed exactly as your account is registered and must be accompanied by such other documentation of authority as the Fund deems necessary in the case of estates, trusts, guardianships, corporations, unincorporated associations and pension and profit sharing plans. On a jointly owned account, all owners must sign. For redemptions greater than $50,000, or for redemptions in any amount being directed to a destination other than the address of record, signatures of account owners must be guaranteed. The following institutions may provide signature guarantees: participating commercial banks, trust companies, savings and loan associations, credit unions, brokers, dealers, and members of a national securities exchange or association. Signatures may not be guaranteed by a notary public.

6

By Draft (no minimum)
You may redeem shares by writing paper drafts or authorizing automatic withdrawals (“Drafts”) drawn on the payor bank for the Fund, payable to the order of any person in any amount. If you wish to use this method of redemption, you must complete the appropriate portion of the Application, including a signature card. After all necessary documents have been received in proper form, you may order paper Drafts for a charge of $15.00 per 150 drafts. The cost of the paper Drafts ordered will be collected by redemption of shares, or fractions thereof, from your account. If your entire account is redeemed by Draft, dividends credited to your account from the beginning of the month through the day of redemption will be paid by a separate check mailed to the address of record. Payment of Drafts is subject to acceptance by the Fund, and the Fund may refuse to honor Drafts whenever the right of redemption has been suspended or postponed, or whenever your account is otherwise impaired. When the Draft is presented for payment and accepted, a sufficient number of shares in your account will be redeemed to pay the amount of the Draft. When a Draft is presented to redeem Fund shares in excess of the value of the account or to redeem shares purchased by check within four business days (after the conversion to federal funds which normally takes one business day), the Draft will be returned marked “insufficient funds” and a service charge of $25 will be levied on all Drafts so marked. The Fund imposes a fee of $20 for each Draft in which a stop pay is requested. Redemption by Draft is not available for retirement accounts.
You may obtain copies of cleared paper Drafts by calling the Fund at its toll-free number, 877-860-2904 (in the Des Moines metropolitan area, call 515-225-5586), or by writing a letter to the Fund. The first five copies of drafts per year will be provided to you at no charge; thereafter, there will be a charge of $3 per copy. The cost of the copies will be collected by redemption of shares, or fractions thereof, from your account. If your account has been closed, the applicable fees must be remitted with your request.
By Telephone (minimum: $1,000 by wire, lesser of $100 or account balance by check)
You may redeem shares by telephone. The proceeds of shares redeemed by telephone will be sent by check to you at your address of record. If you wish to use this method of redemption, you must complete the appropriate portions of the Application and it must be on file with the Fund. All applications for telephone redemption must have signatures of shareholders guaranteed and must be accompanied by such other documentation of authority as the Fund deems necessary in the case of estates, trusts, guardianships, corporations, unincorporated associations and pension and profit sharing plans. Signatures may not be guaranteed by a notary public. Once the completed form is on file, the Fund will honor redemption requests from any person by telephone (using the telephone numbers listed on the cover page of this Prospectus).
Proceeds may also be paid to you by wire transfer, but only to the financial institution and account on file as designated by you, which must be a domestic financial institution that is a member of the Federal Reserve System. Although the Fund does not charge for wiring funds, you will be responsible for wire fees, if any, charged by the receiving bank.
The Fund reserves the right to terminate this telephone redemption privilege at any time. This privilege will be inactive for a shareholder for ten business days following a change of address. This procedure is not available for retirement accounts.
The Adviser employs procedures designed to confirm that instructions communicated by telephone are genuine to prevent unauthorized or fraudulent instructions, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmations of instructions. Accordingly, neither the Adviser nor the Fund would be liable for any losses from unauthorized or fraudulent instructions.
OTHER SHAREHOLDER SERVICES
The Fund offers a number of shareholder services designed to facilitate the purchase and redemption of shares. Full details of these services and copies of the various plans described below can be obtained from the Fund.
Periodic Withdrawal Plan
If you own $5,000 or more Fund shares in a single account, you may establish a Periodic Withdrawal Plan to provide for regular monthly, quarterly or annual payments of a fixed dollar amount or fixed percentage of the account balance ($100 annual minimum) to be sent to you or a designated payee. (Account balance and withdrawal limitations may be waived if the plan is established using life expectancy factors to calculate a required minimum distribution.) Fund shares held in your account having an NAV of the amount of the requested payment will be redeemed on the 23rd day of the applicable month (or the preceding business day if the 23rd falls on a weekend or holiday) and a check will be mailed to you within seven days thereafter.

7

Automatic Investment Plan
You may elect to participate in the Fund’s Automatic Investment Plan. This plan enables you to automatically purchase shares of the Fund on a monthly basis. A minimum initial investment of $50 per account is required to establish an automatic investment plan. Minimum monthly investments of $25 per account are necessary to maintain the plan. The Fund will debit your financial institution account and subsequently purchase shares of the Fund having an NAV of the amount of the requested deposit on or around the 16th day of the month. If you are interested in this plan, you must complete an automatic investment form available from the Fund. If you elect to participate in the Automatic Investment Plan, and all shares of an account with that option are exchanged for shares of any portfolio of EquiTrust Series Fund, Inc., the Automatic Investment Plan will continue under the account(s) to which the shares were exchanged, until such time as that fund is notified in writing to discontinue the Plan.
Exchange Privilege
You may exchange all or some Fund shares for shares of any portfolio of EquiTrust Series Fund, Inc. Class A or Class I shares, provided you are eligible to purchase shares of such class, your accounts have “like” registrations and the Fund’s shares are eligible for sale in your state of residence. EquiTrust Series Fund, Inc. currently offers six portfolios: the Value Growth Portfolio, High Grade Bond Portfolio, Strategic Yield Portfolio, Managed Portfolio, Money Market Portfolio and Blue Chip Portfolio. You may obtain a prospectus for EquiTrust Series Fund, Inc. by writing or calling that fund at the same address or phone numbers as shown on the cover page of this Prospectus. Class A shares of those portfolios are subject to a front-end sales charge of up to 5.75%, as described in their prospectus. Exchanges may be for any amount; however, if a new account is established using the exchange privilege, an application for that account must be completed and mailed to the fund, and the minimum initial purchase amount must be met (see the applicable fund prospectus). If you are interested in exercising the exchange privilege, you must first obtain an exchange form from the Fund. Once your completed exchange form is on file with the Fund, exchanges may be authorized by telephone (by any person) or by letter. This privilege may be modified or terminated by the Fund at any time.
You may also request exchanges to any portfolio of EquiTrust Series Fund, Inc. on a monthly or quarterly basis using the automatic exchange privilege. Automatic exchanges occur on the 20th day of the month of the elected schedule or the following business day if the 20th is a holiday or weekend day. If you are interested in the automatic exchange privilege, you must first obtain a prospectus and an automatic exchange form from that fund. Automatic exchanges are subject to the considerations listed in the above paragraph.
An exchange is treated as a taxable sale and new purchase for federal income tax purposes. Because the Fund seeks to maintain a stable share price, it is unlikely that you will have a taxable gain or loss on Fund shares when you exchange shares of the Fund for shares of another fund.
Facsimile Requests
Facsimile requests (faxes) will be accepted for redemption of shares and for changes to shareholder account information. Faxes must contain the appropriate signature(s), signature guarantee(s) and necessary accompanying documents. The transmission should also include account number(s) and a return fax number and telephone number. The Application for Shares, Application for Expedited Redemption and any change or redemption that requires the submission of a certified document must be delivered in original form. Fax requests will be accepted at 515-226-6209.
Retirement and Education Plans
Eligible shareholders of the Fund may participate in a variety of qualified retirement plans which are available through EquiTrust Investment Management Services, Inc. Some of the plans currently offered are: Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans (SEPs), Savings Incentive Match Plans for Employees (SIMPLEs), Qualified Pension and Profit Sharing Plans (Keogh Plans), and Public Employer Deferred Compensation Plans. The initial investment to establish any such plan, and subsequent investments, may be in any amount (subject to Automatic Investment Plan limitations). State Street Bank and Trust Company, a Massachusetts trust company (“State Street”), serves as custodian and provides the required services for IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SIMPLEs and Qualified Pension and Profit Sharing Plans. An annual custodial fee of $20 per Social Security number (rather than per account) will be collected by redemption of shares, or fractions thereof, from each participant. Information with respect to these plans is available upon request from the Fund.

8

Trustees of qualified retirement plans and 403(b)(7) custodial accounts are required by federal tax law to withhold 20% of the taxable portion of any distribution that is eligible to be “rolled over.” However, the 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution which is transferred directly to another qualified retirement plan, such as a 403(b)(7) account or IRA (i.e., a “trustee-to-trustee” transfer). You should consult your tax adviser regarding this 20% withholding requirement.
NET ASSET VALUE
The NAV per share of the Fund is determined as of the earlier of 3:00 p.m. (Central time) or the close of regular trading on the NYSE, on each day that (i) the NYSE is open for business; and (ii) an order for purchase or redemption of shares of the Fund is received. The NAV per share of the Fund is computed by dividing the total value of the Fund’s securities and other assets, less liabilities, by the total number of fund shares outstanding.
If the Fund offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the NAV next determined for the Fund.
The Fund’s securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. For a further discussion of the manner in which such values are determined, see the SAI under the heading “Net Asset Value.”
PORTFOLIO MANAGEMENT
EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, serves as the Fund’s investment adviser and manager pursuant to an Investment Advisory and Management Services Agreement. This relationship has existed since the Fund commenced operations in 1981.
The Adviser is an indirect subsidiary of FBL Financial Group, Inc., an Iowa corporation. The following individuals are officers and/or directors of the Adviser and are officers and/or directors of the Fund: Charles T. Happel, James W. Noyce, James P. Brannen, Dennis M. Marker, Richard J. Kypta, John M. Paule, Kristi Rojohn, Rob Ruisch, Jennifer Morgan, Lillie Peshel, Sara Tamisiea and Jodi Winslow. The Adviser also acts as the investment adviser to individuals, institutions and two other investment companies: EquiTrust Series Fund, Inc. and EquiTrust Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.
The Adviser handles the investment and reinvestment of the Fund’s assets, and is responsible for the overall management of the Fund’s business affairs, subject to the review of the Board of Directors.
As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee of .25% of the average daily net assets, accrued daily and payable monthly.
A discussion regarding the Board of Directors’ basis for approving the Investment Advisory and Management Services Agreement is available in the Fund’s most recent semi-annual report to shareholders for the six months ending January 31.
OTHER INFORMATION
Distributor
EquiTrust Marketing Services, LLC (the “Distributor”), an affiliate of the Adviser, serves as principal underwriter and a distributor of the Fund’s shares. The Distributor may enter into selling agreements with other broker/dealers to offer and sell shares of the Fund.
Privacy Notice
The Fund and its affiliates, such as FBL Financial Group, Inc. and Farm Bureau Life Insurance Company (“we,” “us” or “our”), have a strong tradition of protecting the confidentiality of our customers’ personal information and are highly aware of the importance of properly maintaining this information. This notice explains our information practices and is required of financial institutions such as ours by state and federal law.

9

Information We Collect. In order to help us serve your financial needs and in order to comply with legal and regulatory requirements, we collect certain information about you. This information varies depending on the products or services you request from a particular entity, but may include:
•	Information we receive from you on your application or other forms (such as name, address, social security number and financial and health information);

•	Information you authorize us to collect (such as health information for underwriting purposes) or information we are authorized or required by law to collect (such as medical records in a workers compensation case);

•	Information about your transactions with us, our affiliates, or others (including payment history or account balances);

•	Information we receive from a consumer reporting agency (such as credit relationships and history); and

•	Information we receive from public records (such as your driving record).
Information we obtain from a report prepared by an insurance-support organization may be retained by the insurance-support organization and disclosed to other persons.
To the extent provided by law, you have the right to access and correct the information we have collected about you. You are also entitled to certain information regarding disclosures of medical information we may have made. To exercise these rights, you should provide a written request to the address below.
The Security of Your Information. We have internal procedures regarding access to customer information. The individuals who have access to this information are required to protect it and keep it confidential. In addition, we maintain physical, electronic, and procedural safeguards that comply with state and federal regulations to guard your personal information.
Information We Share. We may share the previously described information with our affiliates in order to provide necessary services for your products or account. We may also share information with our affiliates about your account history or experiences with us, although this information is not used by our affiliates for marketing purposes.
In addition, we may share some of the information we obtain about you with certain business partners in order to conduct company business. In sharing this information, we comply with all federal and state regulations, and limit the information to that which is necessary to accomplish the purposes for which the information is shared. Examples of this type of sharing would be:
•	Sharing information with companies that perform services for us such as printing companies or mailing services, who are limited in their ability to further disclose this information.

•	Sharing information with companies with whom we have a joint marketing agreement. A joint marketing agreement is one where another financial institution offers a product or service jointly with us. These institutions must limit their use of information shared to the purpose for which it was shared.
We may also disclose information to non-affiliated third parties as permitted or required by law. For example, we may share information in response to a subpoena, to prevent fraud, or in order to process a transaction you request or authorize.
We do not share medical information, information from a consumer reporting agency or motor vehicle reports for marketing purposes. We do not disclose information about former customers with non-affiliated third parties except in accordance with this Privacy Notice.
A list of affiliated companies subject to this Privacy Notice can be obtained from the Fund. Inquiries regarding this Privacy Notice should be sent to FBL Financial Group, Inc., Customer Privacy, 5400 University Avenue, West Des Moines, Iowa 50266.
Householding
In order to reduce expenses and the amount of mail that you receive, we have initiated “householding” of our Fund reports (annual and semi-annual reports, disclosure documents, prospectuses, proxies, etc.). This means that rather than send one report to each shareholder in your household, we will deliver a single report or document to your household. If you do not wish the mailing of these documents to be combined with those for other members of your household, please call our toll free number, 1-877-860-2904, Monday through Friday between 8 a.m. and 4:30 p.m. We will begin sending individual documents to you within 30 days after receiving notice from you.
Investor Education and Protection
Under the Public Disclosure Program, the Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s Public Disclosure Program Hotline telephone number is 800-289-9999 and their web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

10

Anti-Money Laundering Program
The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to report certain customer activity to the federal government and/or “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block a shareholder’s account and consequently refuse to implement requests for transfers and withdrawals.
Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information for shareholders who open an account with the Fund. The Fund may also ask to see a shareholder’s driver’s license or other identifying documents. Applications without this information may not be accepted and orders may not be processed. The Fund reserves the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in the Fund or involuntarily redeem a shareholder’s shares and close an account in the event that a shareholder’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Fund and its agents will not be responsible for any loss resulting from the shareholder’s delay in providing all required identifying information or from closing an account and redeeming a shareholder’s shares when a shareholder’s identity cannot be verified.
Disruptive Trading Practices
The Fund is designed for liquidity needs and is not actively monitored for market timing. As a result, the Board of Directors has determined that it would not be appropriate for the Fund to adopt policies and procedures with respect to frequent trading. Nevertheless, the Fund reserves the right to decline your purchase order upon receipt for any reason, including excessive or frequent trading which may disrupt portfolio management and harm Fund performance.
DISTRIBUTIONS
On each day that the NAV per share of the Fund is determined, the Fund’s net investment income will be declared, as of the close of the NYSE, as a dividend to shareholders of record prior to the declaration. Dividends are payable monthly and are automatically reinvested and distributed on the last business day of each month in shares of the Fund at the then current NAV, unless you request payment in cash; provided, however, that no cash payment will be made for dividends in an amount under $10. Any such dividend amount under $10 will be reinvested in shares of the Fund. Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or reinvest them.
If you elect to receive cash dividends and/or capital gain distributions, if any, from an account that remains open and the postal or other delivery service is unable to deliver those monies to your address of record, or the check remains uncashed for over one year, your distribution option will automatically be converted to reinvestment in additional shares. The outstanding check(s) will then be voided and reinvested in your account. If you have elected to receive cash dividends and/or capital gain distributions from an account that is subsequently closed and the postal or other delivery service is unable to deliver those monies to your address of record, such monies will remain outstanding until turned over to the appropriate state agency for escheat purposes. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
Shareholders not holding Fund shares through a qualified retirement plan, such as a 401(k) Plan or IRA, will receive a monthly summary of account activity, including information on dividends paid or reinvested. Shareholders holding Fund shares through a qualified retirement plan will receive a quarterly statement reflecting dividend activity. If you redeem all shares at any time during a month, dividends credited to your account from the beginning of the month through the day of redemption will be paid in addition to the proceeds of the redemption.
The Fund’s net investment income, for dividend purposes, consists of (1) accrued interest income, plus or minus the amortized purchase discount or premium, (2) plus or minus net short-term realized capital gains or losses, and (3) minus all accrued expenses of the Fund. Expenses of the Fund are accrued daily. So long as the Fund’s portfolio securities are valued at amortized cost there will be no unrealized appreciation or depreciation on portfolio securities.

11

FEDERAL INCOME TAXES
Federal Income Taxation of the Fund. As a regulated investment company, the Fund pays no federal income tax on the income and gains that it distributes to you. Accordingly, the Fund intends to distribute all or substantially all of its net investment income and any net capital gains realized on its investments each year.
Federal Income Taxation of Shareholders. The Fund’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions.
Except for those shareholders exempt from federal income taxes, dividends and capital gain distributions will be taxable to shareholders, whether paid in cash or reinvested in additional shares of the Fund. You will be notified annually as to the federal income tax status of dividends and capital gains distributions made by the Fund. Such dividends and distributions may also be subject to state and local taxes. Due to the nature of the Fund’s investments, distributions will primarily be in the form of ordinary income dividends. It is not anticipated that the Fund’s distributions will be eligible for treatment as qualified dividend income or as long-term capital gains.
Any dividends and distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which they are declared.
Because the Fund seeks to maintain a stable share price, it is unlikely that you will have a capital gain or loss when you sell Fund shares.
Distributions to Retirement Plans. Fund distributions received by your qualified retirement plan, such as a 401(k) Plan or IRA, are generally tax deferred. This means that you are not required to report Fund distributions on your federal income tax return, but, rather, when your plan makes payments to you. Special rules apply to payments from Roth IRAs and Coverdell Education Savings Accounts.
Backup Withholding. When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide the Fund with your taxpayer identification number (“TIN”), certify that it is correct and certify that you are not subject to backup withholding. If you fail to provide a correct TIN or the proper tax certifications, the Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Backup withholding is not an additional tax. Amounts withheld may be credited against your federal income tax liability and you may file a tax return and obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
Because everyone’s tax situation is unique, you are advised to consult with your own tax adviser as to the federal, state and local tax consequences of owning shares of the Fund.
For more information about the federal income tax status of the Fund, see “FEDERAL INCOME TAXATION OF THE FUND” in the SAI.

12

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years through July 31 of each fiscal year shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available, without charge, upon request from the Fund. The Fund’s financial statements are incorporated by reference in the SAI.

	Year Ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations
Net investment income	0.022	0.038	0.027 (2)	0.009 (2)	0.003 (2)

Total from investment operations	0.022	0.038	0.027	0.009	0.003
Less Distributions
Dividends from net investment income	(0.022)	(0.038)	(0.027)	(0.009)	(0.003)

Total distributions	(0.022)	(0.038)	(0.027)	(0.009)	(0.003)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return:
Total investment return based on net asset value (1)	2.24%	3.86%	2.78%	0.93%	0.25%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$16,982	$17,537	$17,471	$15,909	$17,094
Ratio of total expenses to average net assets	1.36%	1.43%	1.54%	1.50%	1.42%
Ratio of net expenses to average net assets	1.35%	1.41%	1.50%	1.32%	0.77%
Ratio of net income to average net assets	2.23%	3.79%	2.75%	0.91%	0.25%

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(2)	Without the Adviser’s reimbursement/waiver of a portion of the expenses for the periods indicated, the Fund would have per share net investment income as shown:

	Per Share
	Net Investment	Amount
Year	Income	Reimbursed/Waived
2004	$(0.004)	$114,385
2005	$0.007	$30,152
2006	$0.027	$6,792

13

ADDITIONAL INFORMATION
Shareholder Inquiries
You may make inquiries either by contacting your registered representative or by writing or calling the Fund at the address or phone numbers as shown on the front cover.
You may obtain copies of year-end account statements by calling the Fund at our toll-free number 877-860-2904 (in the Des Moines metropolitan area, call 515-225-5586), or by writing a letter to the Fund. The prior year statement for regular accounts and prior two-year statements for fiduciary accounts will be provided to you at no charge; thereafter, there will be a charge of $3 per copy (with a maximum of $50 to be assessed). The cost of the copies will be collected by redemption of shares, or fractions thereof, from your account. If your account has been closed, the applicable fees must be remitted with the request.
Annual/Semi-Annual Reports to Shareholders
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The Fund’s annual report to shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the fiscal year covered by the report. You may obtain a free copy of the Fund’s annual and semi-annual reports by calling the Fund at 877-860-2904 or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266. The Fund’s annual and semi-annual reports to shareholders are also available free of charge on the Fund’s website at www.equitrust.com.
Statement of Additional Information
The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-202-551-5850. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information are available, upon paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1850, Washington, D.C. 20549.
You may obtain a free copy of the Fund’s SAI by calling the Fund at 877-860-2904 or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266. The Fund’s SAI is also available free of charge on the Fund’s website at www.equitrust.com.
The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

INVESTMENT ADVISER, SHAREHOLDER	INDEPENDENT REGISTERED
SERVICE, DIVIDEND DISBURSING AND	PUBLIC ACCOUNTING FIRM
TRANSFER AGENT	Ernst & Young LLP
EquiTrust Investment Management Services, Inc.	801 Grand Avenue
5400 University Avenue	Suite 3000
West Des Moines, Iowa 50266	Des Moines, Iowa 50309

LEGAL COUNSEL	CUSTODIAN
Vedder Price P.C.	JP Morgan Chase Bank, N.A.
222 North LaSalle Street	3 Chase Metrotech Center
Suite 2600	Brooklyn, NY 11245
Chicago, Illinois 60601
The Fund’s Investment Company Act of 1940 File Number is 811-3121.

14

STATEMENT OF ADDITIONAL INFORMATION
EQUITRUST SERIES FUND, INC.
MONEY MARKET PORTFOLIO – CLASS I SHARES
Relating to the Acquisition of the Assets and Liabilities of
EQUITRUST MONEY MARKET FUND, INC.
5400 University Avenue
West Des Moines, Iowa 50266
(515) 225-5586
     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated July 15, 2009 for use in connection with the Special Meeting of Shareholders (the “Special Meeting”) of the EquiTrust Money Market Fund, Inc. (the “Fund”), to be held on August 13, 2009. At the Special Meeting, shareholders of the Fund will be asked to approve the reorganization (the “Reorganization”) of the Fund into the Money Market Portfolio (the “Portfolio”), a series of EquiTrust Series Fund, Inc., as described in the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing to the Fund at the address shown above or by calling 877-860-2904.
     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.
     Further information about the Fund and the Portfolio is contained in their Statements of Additional Information dated December 1, 2008, as supplemented from time to time, which are incorporated herein by reference only insofar as they relate to the Fund and the Portfolio. No other parts are incorporated by reference herein.
     The unaudited pro forma financial statements, attached hereto as Appendix A, are intended to present the financial condition and related results of operations of the Class I Shares of the Money Market Portfolio as if the Reorganization had been consummated on January 31, 2009.
     The audited financial statements and related independent registered public accounting firm’s reports for the Fund and the Portfolio are contained in their Annual Reports for the fiscal year ended July 31, 2008 and the unaudited financial statements for the Fund and the Portfolio are contained in their Semi-Annual Reports for the period ended January 31, 2009, which are incorporated herein by reference only insofar as they relate to the Fund and the Portfolio. No other parts of the Annual and Semi-Annual Reports are incorporated by reference herein.
     The date of this Statement of Additional Information is July 15, 2009.

PRO FORMA CAPITALIZATION (UNAUDITED)
The following table sets forth the unaudited capitalization of each Fund as of January 31, 2009 and of EquiTrust Series Fund, Inc. Money Market Portfolio on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date (1)

				EquiTrust Series
				Fund, Inc. Money
		EquiTrust Series		Market Portfolio
	EquiTrust Money	Fund, Inc. Money	Pro Forma	Pro Forma
	Market Fund, Inc.	Market Portfolio	Adjustments	Combined
Net Assets
EquiTrust Money Market and Class I shares	$15,689,595	$2,885,973	$—	$18,575,568
Class A shares	—	686,866	—	686,866
Class B shares	—	196,268	—	196,268

Total Net Assets	$15,689,595	$3,769,107	$—	$19,458,702

Shares Outstanding
EquiTrust Money Market and Class I shares	15,689,595	2,885,973	—	18,575,568
Class A shares	—	686,866	—	686,866
Class B shares	—	196,268	—	196,268

Net Asset Value per Share
EquiTrust Money Market Fund shares	$1.00	$1.00	—	$1.00
Class A shares	—	$1.00	—	$1.00
Class B shares	—	$1.00	—	$1.00

(1)	Assumes the merger had been consumated on January 31, 2009, and is for information purposes only. No assurance can be given as to how many shares of EquiTrust Money Market Fund, Inc. will be received by the shareholders of EquiTrust Series Fund — Money Market portfolio on the date of the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of EquiTrust Money Market Fund, Inc. that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2009 (UNAUDITED)

					EquiTrust Series
					Fund, Inc. Money
		EquiTrust Series			Market Portfolio
	EquiTrust Money	Fund, Inc. Money	Pro Forma		Pro Forma
	Market Fund, Inc.	Market Portfolio	Adjustments		Combined
INVESTMENT INCOME
Interest	$149,028	$30,634			$179,662
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
Investment advisory and management fees	22,657	4,795			27,452
Shareholder service, transfer and dividend disbursing agent fees	31,389	2,893			34,282
Distribution fees	—	1,550			1,550
Administrative Service Fees	—	1,235			1,235
Accounting fees	4,531	959			5,490
Custodian fees	21,021	3,419	$(12,000	)(1)	12,440
Professional fees	5,115	470	(2,000	)(2)	3,585
Directors’ fees and expenses	15,529	368	(9,500	)(3)	6,397
Reports to shareholders	6,391	409	(6,000	)(4)	800
Registration fees	4,906	3,174	(5,000	)(5)	3,080
Miscellaneous	19,171	4,888	(15,000	)(6)	9,059

Total Expenses	130,710	24,160	(49,500)		105,370
Waiver of fees	(28,015)	(4,895)	12,000	(7)	(20,910)
Excess expense reimbursement	—	(1,582)	1,582	(7)	—
Fees paid indirectly	(518)	(3)			(521)

Net Expenses	102,177	17,680	(35,918)		83,939

Net Increase in Net Assets Resulting from Operations	$46,851	$12,954	$35,918		95,723

(1)	Estimated decrease in Custodial fees due to elimination of draftwriting account.

(2)	Estimated decrease in legal fees since a separate NSAR is no longer needed.

(3)	Directors fees will become lower as they will be spread over entire net assets of EquiTrust Series Fund.

(4)	Estimated reduction in Reports to shareholders as a report for ETMM will no longer be necessary.

(5)	Estiminated decrease in Registration fees since they will no longer be necessary for the ETMM.

(6)	Estimated reduction in audit fees, legal fees, Directors fees, and Reports to Shareholders. This is due to an audit no longer being necessary for the ETMM, and a reduction in legal fees, Directors fees and Reports to Shareholders as they will be spread over the entire net assets of EquiTrust Series Fund.

(7)	Estimated reduction in fee waivers and excess expense reimbursement.

PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF JANUARY 31, 2009
(Unaudited)

			EquiTrust Series			EquiTrust Series
		EquiTrust Series	Fund, Inc. Money			Fund, Inc. Money
	EquiTrust Money	Fund, Inc. Money	Market Portfolio		EquiTrust Series	Market Portfolio
	Market Fund, Inc.	Market Portfolio	Combined	EquiTrust Money	Fund, Inc. Money	Combined
	Principal	Principal	Pro Forma	Market Fund, Inc.	Market Portfolio	Pro Forma
	Amount	Amount	Principal Amount	Value	Value	Value
SHORT-TERM INVESTMENTS (98.02%)
COMMERCIAL PAPER (8.35%)
NONDEPOSITORY INSTITUTIONS (4.88%)
General Electric Capital Corp., due 03/09/09	400,000	—	400,000	$400,000	$—	$400,000
General Electric Capital Corp., due 03/10/09	400,000	150,000	550,000	400,000	150,000	550,000

			—	800,000	150,000	950,000

PETROLEUM AND COAL PRODUCTS (3.47%)
Chevron Corp., due 02/03/09	—	150,000	150,000	—	150,000	150,000
Chevron Corp., due 02/06/09	250,000	—	250,000	250,000	—	250,000
Chevron Corp., due 04/20/09	275,000	—	275,000	275,000	—	275,000

				525,000	150,000	675,000

Total Commercial Paper (Cost $1,325,000, $150,000 and $1,475,000 respectively)				1,325,000	300,000	1,625,000

UNITED STATES GOVERNMENT AGENCIES (89.67%)
Federal Home Loan Bank, due 02/06/09	—	150,000	150,000	—	149,997	149,997
Federal Home Loan Bank, due 02/23/09	825,000	—	825,000	824,947	—	824,947
Federal Home Loan Bank, due 02/26/09	825,000	—	825,000	824,940	—	824,940
Federal Home Loan Bank, due 03/04/09	1,500,000	200,000	1,700,000	1,499,747	199,968	1,699,715
Federal Home Loan Bank, due 03/05/09	250,000	200,000	450,000	249,947	199,967	449,914
Federal Home Loan Bank, due 03/06/09	—	100,000	100,000	—	99,990	99,990
Federal Home Loan Bank, due 03/11/09	—	100,000	100,000	—	99,984	99,984
Federal Home Loan Bank, due 03/16/09	1,000,000	—	1,000,000	998,258	—	998,258
Federal Home Loan Bank, due 03/18/09	—	100,000	100,000	—	99,968	99,968
Federal Home Loan Bank, due 03/20/09	250,000	100,000	350,000	249,907	99,967	349,874
Federal Home Loan Bank, due 03/23/09	—	100,000	100,000	—	99,981	99,981
Federal Home Loan Bank, due 03/25/09	—	100,000	100,000	—	99,963	99,963
Federal Home Loan Bank, due 03/26/09	—	100,000	100,000	—	99,961	99,961
Federal Home Loan Bank, due 05/27/09	1,600,000	—	1,600,000	1,598,711	—	1,598,711
Federal Home Loan Mortgage Corp., due 02/17/09	650,000	150,000	800,000	649,954	149,993	799,947
Federal Home Loan Mortgage Corp., due 02/19/09	—	100,000	100,000	—	99,989	99,989
Federal Home Loan Mortgage Corp., due 02/26/09	—	100,000	100,000	—	99,993	99,993
Federal Home Loan Mortgage Corp., due 02/27/09	1,200,000	100,000	1,300,000	1,199,924	99,992	1,299,916
Federal Home Loan Mortgage Corp., due 03/02/09	350,000	100,000	450,000	349,678	99,908	449,586
Federal Home Loan Mortgage Corp., due 04/06/09	—	100,000	100,000	—	99,946	99,946
Federal Home Loan Mortgage Corp., due 04/08/09	—	100,000	100,000	—	99,946	99,946
Federal Home Loan Mortgage Corp., due 04/20/09	—	100,000	100,000	—	99,928	99,928
Federal Home Loan Mortgage Corp., due 04/22/09	2,000,000	—	2,000,000	1,998,492	—	1,998,492
Federal Home Loan Mortgage Corp., due 04/23/09	—	100,000	100,000	—	99,960	99,960
Federal Home Loan Mortgage Corp., due 05/06/09	—	100,000	100,000	—	99,931	99,931
Federal National Mortgage Assoc., due 02/02/09	300,000	250,000	550,000	299,992	249,997	549,989
Federal National Mortgage Assoc., due 02/05/09	—	150,000	150,000	—	149,997	149,997
Federal National Mortgage Assoc., due 02/11/09	200,000	80,000	280,000	199,969	79,988	279,957
Federal National Mortgage Assoc., due 02/17/09	600,000	—	600,000	599,958	—	599,958
Federal National Mortgage Assoc., due 02/18/09	1,000,000	150,000	1,150,000	999,920	149,988	1,149,908
Federal National Mortgage Assoc., due 03/03/09	—	100,000	100,000	—	99,989	99,989
Federal National Mortgage Assoc., due 03/13/09	425,000	—	425,000	424,913	—	424,913
Federal National Mortgage Assoc., due 03/23/09	500,000	—	500,000	499,922	—	499,922
Federal National Mortgage Assoc., due 04/01/09	—	100,000	100,000	—	99,948	99,948
Federal National Mortgage Assoc., due 04/29/09	—	100,000	100,000	—	99,914	99,914
Federal National Mortgage Assoc., due 05/18/09	300,000	—	300,000	299,741	—	299,741
Federal National Mortgage Assoc., due 05/26/09	250,000	200,000	450,000	249,800	199,840	449,640

Total United States Government Agencies (Cost $14,018,720, $3,428,993 and $17,447,713 respectively)				14,018,720	3,428,993	17,447,713

Total Short-Term Investments (Cost $15,343,720, $3,578,993 and $18,922,713 respectively)				15,343,720	3,728,993	19,072,713

OTHER ASSETS LESS LIABILITIES (1.98%)
Cash, receivables, prepaid expense and other assets, less liabilities				345,875	40,114	385,989

Total Net Assets (100.00%)				$15,689,595	$3,769,107	$19,458,702

See accompanying notes.

PRO FORMA CAPITALIZATION (UNAUDITED)
The following table sets forth the unaudited capitalization of each Fund as of July 31, 2008 and of EquiTrust Series Fund, Inc. Money Market Portfolio on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date (1)

				EquiTrust Series
				Fund, Inc. Money
		EquiTrust Series		Market Portfolio
	EquiTrust Money	Fund, Inc. Money	Pro Forma	Pro Forma
	Market Fund, Inc.	Market Portfolio	Adjustments	Combined
Net Assets
EquiTrust Money Market and Class I shares	$16,982,133	$2,850,292	$—	$19,832,425
Class A shares	—	704,565	—	704,565
Class B shares	—	288,976	—	288,976

Total Net Assets	$16,982,133	$3,843,833	$—	$20,825,966

Shares Outstanding
EquiTrust Money Market and Class I shares	16,982,133	2,850,292	—	19,832,425
Class A shares	—	704,565	—	704,565
Class B shares	—	288,976	—	288,976

Net Asset Value per Share
EquiTrust Money Market Fund shares	$1.00	$1.00	—	$1.00
Class A shares	—	$1.00	—	$1.00
Class B shares	—	$1.00	—	$1.00

(1)	Assumes the merger had been consumated on July 31, 2008, and is for information purposes only. No assurance can be given as to how many shares of EquiTrust Money Market Fund, Inc. will be received by the shareholders of EquiTrust Series Fund — Money Market portfolio on the date of the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of EquiTrust Money Market Fund, Inc. that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED JULY 31, 2008 (UNAUDITED)

					EquiTrust Series
					Fund, Inc. Money
		EquiTrust Series			Market Portfolio
	EquiTrust Money	Fund, Inc. Money	Pro Forma		Pro Forma
	Market Fund, Inc.	Market Portfolio	Adjustments		Combined
INVESTMENT INCOME
Interest	$694,175	$127,589	$—		$821,764
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
Investment advisory and management fees	48,385	9,017	—		57,402
Shareholder service, transfer and dividend disbursing agent fees	68,379	5,791	—		74,170
Distribution fees	—	2,984	—		2,984
Administrative Service Fees	—	2,316	—		2,316
Accounting fees	9,677	1,803	—		11,480
Custodian fees	41,151	6,522	(24,000	)(1)	23,673
Professional fees	21,392	9,280	(19,000	)(2)	11,672
Directors’ fees and expenses	29,926	511	(27,000	)(3)	3,437
Reports to shareholders	22,495	1,061	(20,000	)(4)	3,556
Registration fees	17,019	6,586	(10,000	)(5)	13,605
Miscellaneous	5,036	341	(3,500	) (6)	1,877

Total Expenses	263,460	46,212	(103,500)		206,172
Waiver of fees	—	(408)	—		(408)
Excess expense reimbursement	—	(3,043)	—		(3,043)
Fees paid indirectly	(1,676)	(167)	—		(1,843)

Net Expenses	261,784	42,594	(103,500)		200,878

Net Increase in Net Assets Resulting from Operations	$432,391	$84,995	$103,500		620,886

(1)	Estimated decrease in Custodial fees due to elimination of draftwriting account.

(2)	Estimated decrease in legal fees since a separate NSAR is no longer needed.

(3)	Directors fees will become lower as they will be spread over entire net assets of EquiTrust Series Fund.

(4)	Estimated reduction in Reports to shareholders as a report for ETMM will no longer be necessary.

(5)	Estiminated decrease in Registration fees since they will no longer be necessary for the ETMM.

(6)	Estimated reduction in insurance and dues.

PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF JULY 31, 2008
(Unaudited)

			EquiTrust Series			EquiTrust Series
		EquiTrust Series	Fund, Inc. Money			Fund, Inc. Money
	EquiTrust Money	Fund, Inc. Money	Market Portfolio		EquiTrust Series	Market Portfolio
	Market Fund, Inc.	Market Portfolio	Combined	EquiTrust Money	Fund, Inc. Money	Combined
	Principal	Principal	Pro Forma	Market Fund, Inc.	Market Portfolio	Pro Forma
	Amount	Amount	Principal Amount	Value	Value	Value
SHORT-TERM INVESTMENTS (99.51%)
COMMERCIAL PAPER (19.57%)
INSURANCE CARRIERS (4.44%)
Prudential Funding, LLC, due 08/04/08	300,000	—	300,000	$300,000	$—	$300,000
Prudential Funding, LLC, due 08/25/08	275,000	—	275,000	275,000	—	275,000
Prudential Funding, LLC, due 08/26/08	250,000	—	250,000	250,000	—	250,000
Prudential Funding, LLC, due 09/24/08	—	100,000	100,000	—	100,000	100,000

			—	825,000	100,000	925,000

NONDEPOSITORY INSTITUTIONS (11.05%)
American Express Credit Corp., due 08/13/08	300,000	—	300,000	300,000	—	300,000
American Express Credit Corp., due 08/18/08	250,000	—	250,000	250,000	—	250,000
American Express Credit Corp., due 08/28/08	—	100,000	100,000	—	100,000	100,000
American Express Credit Corp., due 09/16/08	300,000	—	300,000	300,000	—	300,000
American General Finance Corp., due 08/08/08	300,000	—	300,000	300,000	—	300,000
American General Finance Corp., due 09/03/08	—	100,000	100,000	—	100,000	100,000
General Electric Capital Corp., due 08/19/08	300,000	—	300,000	300,000	—	300,000
General Electric Capital Corp., due 08/22/08	—	100,000	100,000	—	100,000	100,000
General Electric Capital Corp., due 09/15/08	300,000	—	300,000	300,000	—	300,000
General Electric Capital Corp., due 09/26/08	250,000	—	250,000	250,000	—	250,000

				2,000,000	300,000	2,300,000

PETROLEUM AND COAL PRODUCTS (4.08%)
Chevron Corp., due 08/06/09	250,000	—	250,000	250,000	—	250,000
Chevron Corp., due 08/07/09	—	100,000	100,000	—	100,000	100,000
Chevron Corp., due 08/07/09	250,000	—	250,000	250,000	—	250,000
Chevron Corp., due 08/21/09	250,000	—	250,000	250,000	—	250,000

				750,000	100,000	850,000

Total Commercial Paper (Cost $3,575,000, $500,000 and $4,075,000 respectively)				3,575,000	500,000	4,075,000

UNITED STATES GOVERNMENT AGENCIES (79.94%)
Federal Farm Credit Bank, due 08/01/08	—	100,000	100,000	—	100,000	100,000
Federal Home Loan Bank, due 08/01/08	325,000	100,000	425,000	325,000	100,000	425,000
Federal Home Loan Bank, due 08/05/08	500,000	—	500,000	499,884	—	499,884
Federal Home Loan Bank, due 08/06/08	1,075,000	100,000	1,175,000	1,074,682	99,971	1,174,653
Federal Home Loan Bank, due 08/13/08	300,000	100,000	400,000	299,787	99,927	399,714
Federal Home Loan Bank, due 08/15/08	—	100,000	100,000	—	99,915	99,915
Federal Home Loan Bank, due 08/19/08	—	100,000	100,000	—	99,896	99,896
Federal Home Loan Bank, due 08/27/08	450,000	100,000	550,000	449,290	99,836	549,126
Federal Home Loan Bank, due 08/28/08	278,000	—	278,000	277,519	—	277,519
Federal Home Loan Bank, due 09/04/08	—	100,000	100,000	—	99,771	99,771
Federal Home Loan Bank, due 09/10/08	—	100,000	100,000	—	99,752	99,752
Federal Home Loan Bank, due 09/16/08	—	100,000	100,000	—	99,699	99,699
Federal Home Loan Bank, due 09/17/08	—	100,000	100,000	—	99,707	99,707
Federal Home Loan Bank, due 09/19/08	300,000	—	300,000	299,011	—	299,011
Federal Home Loan Bank, due 09/24/08	350,000	—	350,000	348,819	—	348,819
Federal Home Loan Bank, due 09/29/08	350,000	—	350,000	348,692	—	348,692
Federal Home Loan Mortgage Corp., due 08/04/08	375,000	90,000	465,000	374,934	89,985	464,919
Federal Home Loan Mortgage Corp., due 08/07/08	300,000	—	300,000	299,891	—	299,891
Federal Home Loan Mortgage Corp., due 08/11/08	300,000	90,000	390,000	299,823	89,947	389,770
Federal Home Loan Mortgage Corp., due 08/15/08	600,000	—	600,000	599,493	—	599,493
Federal Home Loan Mortgage Corp., due 08/18/08	—	90,000	90,000	—	89,907	89,907
Federal Home Loan Mortgage Corp., due 08/22/08	250,000	—	250,000	249,677	—	249,677
Federal Home Loan Mortgage Corp., due 08/25/08	—	80,000	80,000	—	79,885	79,885
Federal Home Loan Mortgage Corp., due 08/29/08	275,000	90,000	365,000	274,533	89,843	364,376
Federal Home Loan Mortgage Corp., due 09/02/08	325,000	—	325,000	324,345	—	324,345
Federal Home Loan Mortgage Corp., due 09/03/08	250,000	—	250,000	249,479	—	249,479
Federal Home Loan Mortgage Corp., due 09/08/08	300,000	80,000	380,000	299,308	79,815	379,123
Federal Home Loan Mortgage Corp., due 09/10/08	300,000	—	300,000	299,256	—	299,256
Federal Home Loan Mortgage Corp., due 09/12/08	—	100,000	100,000	—	99,726	99,726
Federal Home Loan Mortgage Corp., due 09/15/08	—	100,000	100,000	—	99,718	99,718
Federal Home Loan Mortgage Corp., due 09/22/08	300,000	100,000	400,000	298,985	99,686	398,671
Federal Home Loan Mortgage Corp., due 09/23/08	—	100,000	100,000	—	99,652	99,652
Federal Home Loan Mortgage Corp., due 09/25/08	250,000	—	250,000	249,125	—	249,125
Federal Home Loan Mortgage Corp., due 10/07/08	—	100,000	100,000	—	99,561	99,561
Federal Home Loan Mortgage Corp., due 10/14/08	500,000	100,000	600,000	497,564	99,527	597,091
Federal Home Loan Mortgage Corp., due 10/15/08	350,000	—	350,000	348,264	—	348,264
Federal National Mortgage Assoc., due 08/04/08	—	95,000	95,000	—	94,983	94,983
Federal National Mortgage Assoc., due 08/05/08	—	95,000	95,000	—	94,978	94,978
Federal National Mortgage Assoc., due 08/08/08	—	75,000	75,000	—	74,968	74,968
Federal National Mortgage Assoc., due 08/12/08	325,000	95,000	420,000	324,785	94,936	419,721
Federal National Mortgage Assoc., due 08/14/08	300,000	—	300,000	299,766	—	299,766
Federal National Mortgage Assoc., due 08/20/08	549,000	90,000	639,000	548,392	89,901	638,293
Federal National Mortgage Assoc., due 08/21/08	—	90,000	90,000	—	89,894	89,894
Federal National Mortgage Assoc., due 08/29/08	275,000	—	275,000	274,526	—	274,526
Federal National Mortgage Assoc., due 09/02/08	—	100,000	100,000	—	99,807	99,807
Federal National Mortgage Assoc., due 09/04/08	225,000	—	225,000	224,532	—	224,532
Federal National Mortgage Assoc., due 09/05/08	300,000	100,000	400,000	299,381	99,781	399,162
Federal National Mortgage Assoc., due 09/09/08	350,000	100,000	450,000	349,218	99,777	448,995
Federal National Mortgage Assoc., due 09/11/08	350,000	—	350,000	349,146	—	349,146
Federal National Mortgage Assoc., due 09/12/08	350,000	—	350,000	349,035	—	349,035
Federal National Mortgage Assoc., due 09/17/08	325,000	—	325,000	324,024	—	324,024
Federal National Mortgage Assoc., due 09/18/08	400,000	—	400,000	398,815	—	398,815
Federal National Mortgage Assoc., due 09/19/08	—	100,000	100,000	—	99,692	99,692
Federal National Mortgage Assoc., due 09/23/08	300,000	—	300,000	298,966	—	298,966
Federal National Mortgage Assoc., due 09/26/08	—	100,000	100,000	—	99,655	99,655
Federal National Mortgage Assoc., due 10/01/08	350,000	—	350,000	348,694	—	348,694
Federal National Mortgage Assoc., due 10/06/08	325,000	—	325,000	323,510	—	323,510
Federal National Mortgage Assoc., due 10/29/08	—	95,000	95,000	—	94,434	94,434

Total United States Government Agencies (Cost $13,300,151, $3,348,532 and $16,648,683 respectively)				13,300,151	3,348,532	16,648,683

Total Short-Term Investments (Cost $16,875,151, $3,848,532 and $20,723,683 respectively)				16,875,151	3,848,532	20,723,683

OTHER ASSETS LESS LIABILITIES (0.49%)
Cash, receivables, prepaid expense and other assets, less liabilities				106,982	(4,699)	102,283

Total Net Assets (100.00%)				$16,982,133	$3,843,833	$20,825,966

See accompanying notes.

Notes to the Pro Forma Combining Financial Statements
January 31, 2009 and July 31, 2008
1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilties as of January 31, 2009 and July 31, 2008, and the unaudited pro forma condensed Statement of Operations for the six month period ended January 31, 2009, and year ending July 31, 2008 for EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc. — Money Market portfolio, as adjusted, given effect to the merger as if it had occurred as January 31, 2009 and July 31, 2008. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principals generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.
Basis of Combination
     Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by the acquisition of the net assets of EquiTrust Money Market Fund, Inc. in exchange for the shares of EquiTrust Series Fund, Inc. — Money Market portfolio at net asset value. Following the acquisition, EquiTrust Series Fund, Inc. — Money Market portfolio will be the accounting survivor. In accordance with accounting principals generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.
Portfolio Valuation
     Securities are valued at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Fund.
Federal Income Taxes
     It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, EquiTrust Series Fund, Inc — Money Market Portfolio intends to continue to qualify as a regulated investment company.
     The cost of investments is the same for both federal income tax and financial reporting purposes. As of January 31, 2009 and July 31, 2008, the components of net assets on a tax basis were the same for financial reporting purposes. EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc — Money Market portfolio did not have a net tax basis capital loss carryforward. The Fund is not aware of any uncertain tax positions at January 31, 2009 or July 31, 2008.

EquiTrust Series Fund, Inc.
STATEMENT OF ADDITIONAL INFORMATION
December 1, 2008
EquiTrust Series Fund, Inc. (the “Fund”) is an open-end diversified management investment company which consists of six portfolios (the “Portfolio(s)”). Each Portfolio has distinct investment objectives and policies, and each is in effect a separate fund issuing its own shares.
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the applicable Prospectus of the Fund dated December 1, 2008. The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of EquiTrust Series Fund for the fiscal year ended July 31, 2008 are incorporated by reference.
A copy of a Prospectus or the Annual Report may be obtained without charge by writing or calling the Fund at the address and telephone number shown below. Terms not defined herein shall have the same meanings given them in the Prospectuses.
EquiTrust Mutual Funds
5400 University Avenue
West Des Moines, Iowa 50266
877-860-2904

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INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES
The Fund
EquiTrust Series Fund, Inc. (the “Fund”) was established as a Maryland corporation under Articles of Incorporation dated August 14, 1970. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). It is a series-type investment company consisting of the Money Market Portfolio, High Grade Bond Portfolio, Strategic Yield Portfolio, Managed Portfolio, Value Growth Portfolio and Blue Chip Portfolio (individually, a “Portfolio”; collectively, the “Portfolios”). The Board of Directors of the Fund (the “Board of Directors”) may provide for additional portfolios at any time.
Investment Objectives
The investment objective(s) of each Portfolio is set forth below.

Money Market Portfolio	Seeks maximum current income consistent with liquidity and stability of principal.

High Grade Bond Portfolio	Seeks to generate as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities.

Strategic Yield Portfolio	Seeks as high a level of current income as is consistent with an investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. The Portfolio also seeks capital appreciation, but only when consistent with its primary goal.

Managed Portfolio	Seeks the highest level of total return through income and capital appreciation.

Value Growth Portfolio	Seeks long-term capital appreciation.

Blue Chip Portfolio	Seeks long-term growth of capital and income.
Investment Strategies and Techniques
A description of certain investment strategies and techniques applicable to some or all of the Portfolios is set forth in the Prospectus under the headings “PRINCIPAL RISK FACTORS” and “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS.” A description of the money market instruments in which the Money Market Portfolio may invest is contained in Appendix A to this SAI. A description of the corporate bond and commercial paper ratings of Moody’s Investors Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) is contained in APPENDIX C to this SAI.
The following is intended to augment the explanation in the Prospectus of certain investment strategies and techniques applicable to one or more of the Portfolios.
Securities of Foreign Issuers
The Managed Portfolio and Value Growth Portfolio each may invest up to 25% of its net assets in equity and debt securities of foreign issuers, and the High Grade Bond Portfolio and Strategic Yield Portfolio each may invest up to 25% of its net assets in debt securities of foreign issuers, to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio’s investment objectives. Investments are made only in securities of foreign issuers that are traded on U.S. exchanges and payable or denominated in U.S. dollars.
Investments in securities of foreign issuers (including ADRs) may offer potential benefits not available from investments solely in securities of domestic issuers. Investing in securities of foreign issuers involves significant risks that are not typically associated with investing in domestic securities. Such investments may be affected by changes in currency rates and changes in foreign or U.S. laws, in restrictions applicable to such investments and in exchange control regulations.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

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Although ADRs acquired by the Portfolios are traded on domestic exchanges, their values largely reflect the values of the underlying securities on foreign securities markets. The values of such underlying securities are a function of a number of factors. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Loans of Portfolio Securities
Each Portfolio may from time to time lend securities (but not in excess of 20% of its net assets) from its portfolio to brokers, dealers and financial institutions, provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (ii) the Portfolio may at any time call the loan and regain the securities loaned; and (iii) EquiTrust Investment Management Services, Inc. (“EquiTrust” or “Adviser”) (under the review of the Board of Directors) has reviewed the creditworthiness of the borrower and found such creditworthiness satisfactory. The collateral will be invested in short-term securities, the income from which will increase the return to the Portfolio.
The Portfolio will retain all rights of beneficial ownership in the loaned securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. The Portfolio may pay reasonable administrative, custodial and finders’ fees to persons unaffiliated with the Fund in connection with the arranging of such loans. Unless certain requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”), are satisfied, the dividends, interest and other distributions received by the Portfolio on loaned securities may not be treated for federal income tax purposes as qualified income for the purposes of the 90% income test discussed under “FEDERAL INCOME TAXES.” Each Portfolio intends to loan portfolio securities only to the extent that such activity does not jeopardize the Portfolio’s qualification as a regulated investment company under Subchapter M of the Code.
Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund. In addition, if the Fund is not able to get securities that it lends back from the borrower on a timely basis, the Fund may be exposed to a loss of investment opportunities.
Writing Covered Call Options
The writing of covered call options is a conservative investment technique that is generally considered to involve relatively little risk as compared to other options transactions. Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on portfolio securities representing up to 100% of its net assets in an offering to enhance investment performance or to reduce risks associated with investments. A call option is a short-term contract, ordinarily having a duration of nine months or less, which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option period. An option is “covered” if the writer owns the optioned security.
A Portfolio may write covered call options on debt securities that are traded over-the-counter. When a Portfolio writes an over-the-counter option, there is no assurance that the Portfolio will be able to enter into a closing purchase transaction. It may not always be possible for the Portfolio to negotiate a closing purchase transaction with the same dealer for the same exercise price and expiration date as the option which the Portfolio previously had written. Although the Portfolio may choose to purchase an option from a different dealer, the Portfolio would then be subject to the additional credit risk of such dealer. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. In that event, the assets represented by the underlying security will temporarily be unavailable to meet any redemption requests.
A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will forego the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss if the price of the security declines, and the premium is intended to offset any such loss in whole or in part. A Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer and that in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying options will be listed on national securities exchanges, except that certain transactions in debt securities and related options need not be so listed.

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A Portfolio may write options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the “Commission”) changes its position, the Portfolios will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by a Portfolio in options on securities is subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Portfolio may write may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of covered call options depends on the Adviser’s ability to forecast market movements correctly. As discussed above, the effective use of covered call options also depends on the Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so.
When-Issued and Delayed Delivery Transactions
From time to time, in the ordinary course of business, any of the Portfolios may purchase newly issued securities appropriate for the Portfolio on a “when-issued” basis and may purchase or sell securities appropriate for the Portfolio on a “delayed delivery” basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.
At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate liquid securities at least equal in value to the commitment on the Fund’s accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Fund’s accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect.
The market value of the when-issued or delayed delivery securities at any time may be more or less than the purchase price to be paid or the sale price to be received at the settlement date. To the extent that a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring or selling Portfolio securities consistent with the Portfolio’s investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. The Adviser does not believe that a Portfolio’s net asset value or income will be adversely affected by the purchase of securities on a when-issued or delayed delivery basis or the sale of securities on a delayed delivery basis.
A Portfolio may purchase securities on a when-issued or delayed delivery basis without limit. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Adviser’s intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above.
Mortgage-Backed Securities
The High Grade Bond, Strategic Yield and Managed Portfolios may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities’ weighted average life and may lower total return. The value of these securities may also change because of changes in the market’s perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.

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The High Grade Bond, Strategic Yield and Managed Portfolios may also purchase or sell collateralized mortgage obligations (“CMOs”), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Depending on the type of CMOs in which the Portfolio invests, the Portfolio’s investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.
The average life of mortgage-backed and other types of mortgage related securities is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. During periods of rising interest rates, the average life of mortgage-backed securities may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.
Asset-Backed Securities
The High Grade Bond, Strategic Yield and Managed Portfolios may invest in various asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables, credit card receivables, conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other types of asset-backed securities will be offered to investors in the future.
Repurchase Agreements
Each Portfolio may enter into repurchase agreements as a means of earning income for periods as short as overnight. A repurchase agreement is an agreement under which the Portfolio purchases a security and the seller agrees, at the time of sale, to repurchase the security at a specified time and price, thereby determining the yield during the Portfolio’s holding period.
That yield is determined by current short-term rates and may be more or less than the interest rate on the underlying security. The value of the underlying securities is marked to market daily. Should the value of the underlying securities decline, the seller would be required to provide the Portfolio with additional securities so that the aggregate value of the underlying securities was at least equal to the repurchase price. The Portfolios also may enter into a special type of repurchase agreement known as an “open repurchase agreement.” An open repurchase agreement varies from the typical repurchase agreement in the following respects: (i) the agreement has no set maturity, but instead matures upon 24 hours’ notice to the seller; and (ii) the repurchase price is not determined at the time the agreement is entered into, but instead is based on a variable interest rate and the duration of the agreement.
The Portfolios may enter into repurchase agreements only with banks or securities dealers and the underlying securities will consist of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. If a seller of a repurchase agreement were to default, the Portfolio might experience losses, including delays and expenses in enforcing its rights. Although no definitive creditworthiness criteria are used, the Adviser will review the creditworthiness of the seller of the repurchase agreement to evaluate the risks before a Portfolio may enter into the repurchase agreement.
A Portfolio may invest no more than 10% of its assets in repurchase agreements maturing in more than seven days, and no more than 25% of its assets in repurchase agreements in which the underlying securities have maturities in excess of one year, although there is no limit on the percentage of each Portfolio’s assets which may be invested in repurchase agreements which mature in less than seven days and which have underlying securities with maturities of less than one year. Open repurchase agreements are considered to mature in one day.
Reverse Repurchase Agreements
Each Portfolio may enter into reverse repurchase agreements with banks and broker-dealers. These agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon price that reflects a rate of interest paid for the use of the funds for the period. Such transactions are advantageous only if the Portfolios have the opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolios may be unable to realize a rate of return from the use of the proceeds equal to or greater than the interest expense of the repurchase agreement. Thus, the Portfolios only enter into such agreements when it appears advantageous to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of a Portfolio’s investments. The Fund’s custodian maintains, in a segregated account, liquid securities of each Portfolio that have a value equal to or greater than the respective Portfolio’s commitments under reverse repurchase agreements. The value of securities subject to reverse repurchase agreements will not exceed 30% of a Portfolio’s total assets.

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Other Investment Companies
Each Portfolio may invest, subject to the investment limitations described below, in shares of other investment companies which seek to maintain a $1.00 net asset value per share (“Money Market Funds”). The Portfolios intend to invest available cash balances in such Money Market Funds. In addition, the Portfolios may invest in such Money Market Funds for temporary defensive purposes (for example, when the Adviser believes such a position is warranted by uncertain or unusual market conditions, or when liquidity is required to meet unusually high redemption requests) or for other purposes. No more than 5% of the value of a Portfolio’s total assets will be invested in securities of Money Market Funds. In addition, a Portfolio may hold no more than 3% of the outstanding voting stock of any Money Market Fund. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro-rata portion of the Money Market Fund’s expenses, including advisory fees, which would increase the cost of holding Fund shares and decrease the Fund’s investment return.
Illiquid Investments and Restricted Securities
No Portfolio may invest more than 15% of its net assets (10% for the Money Market and Blue Chip Portfolios) in illiquid investments. Illiquid investments are those that cannot be sold within seven days at approximately the price at which a Portfolio values the investment. Illiquid investments include most repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain mortgage-backed securities, certain over-the-counter options contracts (and segregated assets used to cover such options), and many restricted securities. Restricted securities have a contractual restriction on resale or otherwise cannot be resold publicly until registered under the Securities Act of 1933 (the “1933 Act”).
Each of the Portfolios may invest in restricted securities (but not in excess of 10% of total assets for the Money Market Portfolio and Blue Chip Portfolio). If restricted securities are illiquid, they are subject to the liquidity limitations described above. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and they are determined to be liquid by the Adviser pursuant to Board approved procedures. Such procedures take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional purchasers become for a time uninterested in purchasing certain restricted securities, a Portfolio’s holding of such securities may become illiquid. Even when determined to be liquid, restricted securities are less liquid than they would be if they were not restricted. Therefore the purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which they would trade if they were not restricted.
Investments in Capital Securities
Each Portfolio (other than the Money Market and Blue Chip Portfolios) may invest in capital (trust-preferred) securities. These securities are issued by trusts or other special purpose entities created for the purpose of investing in junior subordinated debentures. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which provide preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt. The issuers of these securities may defer interest payments for a number of years (up to five years), although interest continues to accrue cumulatively. In addition, the trust may be terminated and the debentures distributed in liquidation. Because of the structure of these securities, they have the characteristics, and involve the associated risks, of both fixed income and preferred equity securities. At the present time, the Internal Revenue Service treats capital securities as debt securities. In the event that the federal income tax treatment of interest payments of these types of securities is modified, the Portfolio will reconsider the appropriateness of continued investment in these securities. For purposes of percentage limitations applicable to the Portfolio, these securities will be treated as debt securities.
Lower-Rated Debt Securities
The Strategic Yield Portfolio normally invests primarily in income-bearing securities offering high current income. Additionally, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding income-bearing securities often do not meet the High Grade or Investment Grade quality level. Securities falling short of Investment Grade are commonly known as “junk bonds.” These lower-rated securities are, on balance, predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated securities may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of lower-rated securities adversely affect a Portfolio’s net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery

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upon a default in the payment of principal or interest on its income-bearing securities. Although some risk is inherent in all securities, holders of income-bearing debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in equity securities of the same issuer.
Lower-rated securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated income bearing securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.
Lower-rated income-bearing securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower-yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a lower rated high yielding security because of a call or buy-back feature, the deterioration of the issuer’s creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have federal income tax implications.
A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Adviser anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not so liquid as that for Investment Grade securities. The lack of a liquid secondary market may have an adverse impact on the market value of such securities and a Portfolio’s ability to dispose of them when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Adviser to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.
It is likely that a major economic recession could severely affect the market for, and the values of, lower-rated securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.
A Portfolio may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. A Portfolio may acquire lower-rated securities during an initial offering. Such securities involve special risks because they are new issues.
From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Some such proposals have been enacted into law. If additional proposals were enacted into law, they could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing and could negatively affect the value of specific high yield issues. However, the likelihood of any such new legislation and the possible effect thereof is uncertain.
Zero coupon securities and pay-in-kind bonds involve additional special obligations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or to a specified cash payment date when the securities begin paying current interest (the “cash payment date”), and therefore are issued and traded at a discount from their face amount or par value. The discount varies depending upon the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, absent financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than those of securities that pay interest periodically, and they are more likely to respond to changes in interest rates than non-zero coupon securities having similar maturities and credit quality. The credit risk factors pertaining to lower-rated securities generally also apply to lower-rated zero coupon bonds and pay-in-kind bonds. Such zero coupon, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.

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Current federal income tax law requires the holder of zero coupon securities or of certain pay-in-kind bonds (bonds that pay interest through the issuance of additional bonds) to accrue interest income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
Temporary Defensive Positions
Notwithstanding their investment objective(s), each Portfolio may, for temporary defensive purposes, invest all (15% for the Blue Chip Portfolio) of its assets in cash and/or money market instruments of the type in which the Money Market Portfolio invests.
INVESTMENT RESTRICTIONS
Fundamental Policies
In seeking to achieve its investment objective(s), each Portfolio has adopted the following investment restrictions. These are fundamental policies and may not be changed without a majority vote of the outstanding shares of each Portfolio affected. As used in this SAI and in the Prospectus, the phrase “majority vote” of a Portfolio (or the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio (Fund). A change in policy affecting only one Portfolio may be effected by a majority vote of the outstanding shares of such Portfolio.
Except as noted below, each Portfolio may not:
1.	As to 75% of the value of each Portfolio’s total assets (with the exception of the Money Market Portfolio, which is subject to 100% of the value of its total assets), purchase securities of any issuer (other than U.S. Government securities or government agency securities) if, as a result, more than 5% of the value of the Portfolio’s assets (taken at value at the time of investment) would be invested in securities of that issuer.

2.	Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer (other than U.S. Government securities or government agency securities). For the purpose of this restriction, all outstanding debt securities of an issuer shall be deemed a single class of security and all preferred stocks of an issuer shall be deemed a single class of security.

3.	Purchase any security if, immediately after such purchase, more than 25% of the Portfolio’s assets would be invested in issuers in the same industry. This restriction does not apply to U.S. Government securities, government agency securities, obligations of banks or savings institutions, or instruments secured by these instruments, such as repurchase agreements for U.S. Government securities (these instruments are described in Appendix A).

4.	Purchase securities of other investment companies, except (i) by purchase in the open market involving only customary brokers’ commissions and only if immediately thereafter not more than 5% of such Portfolio’s total assets would be invested in such securities, or (ii) as part of a merger, consolidation or acquisition of assets.

5.	Purchase or sell (although it may purchase securities of issuers which invest or deal in) interests in oil, gas or other mineral exploration or development programs, real estate, commodities or commodity contracts.

6.	Purchase any securities on margin (except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in-kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same condition.

7.	Purchase or retain the securities of any issuer if any of the officers or directors of the Fund or any officers or directors of the Fund’s investment adviser own individually more than .50% of the securities of such issuer and together own more than 5% of the securities of such issuer.

8.	Issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to (9) below.

9.	Borrow money, except from banks for temporary or emergency purposes, and in no event in excess of 5% of its total net assets, or pledge or mortgage more than 15% of its total assets.

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10.	Underwrite securities issued by others, except to the extent that it may be deemed to be a statutory underwriter in the sale of restricted securities which require registration under the 1933 Act before resale. In this connection, the Money Market Portfolio or the Blue Chip Portfolio will not invest more than 10% of the value of its total assets in securities that are subject to legal or contractual restrictions on resale, or are not readily marketable.

11.	Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the “bunching” of orders for the sale or purchase of portfolio securities with the other Portfolios or with other investment company and client accounts managed by the Fund’s investment adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution, or to obtain securities on more favorable terms).

12.	Alone, or together with any other Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

13.	Lend money or securities, except as provided in (14) below (the making of demand deposits with banks, and the purchase of securities such as bonds, debentures, commercial paper and short-term obligations in accordance with the Portfolio’s investment objectives and policies, shall not be considered the making of a loan). In addition, each Portfolio may not invest more than 10% of its total assets (taken at market value at the time of each purchase) in repurchase agreements maturing in more than seven days.

14.	Lend its portfolio securities in excess of 20% of its net assets.

15.	Invest in foreign securities, except as follows: the Value Growth and Managed Portfolios may invest up to 25% of their respective net assets in foreign equity and debt securities traded on U.S. exchanges and payable in U.S. dollars, and the High Grade Bond and Strategic Yield Portfolios may each invest up to 25% of their respective net assets in foreign debt securities traded on U.S. exchanges and payable in U.S. dollars.

16.	Write, purchase or sell puts, calls or combinations thereof, other than writing covered call options.

17.	Invest more than 5% of the value of its total assets in securities of companies which have a record of less than three years’ continuous operation, including in such three years the operation of any predecessor company or companies, partnership or individual proprietorship if the company whose securities are to be purchased by the Fund has come into existence as a result of a merger, consolidation or reorganization or the purchase of substantially all of the assets of such predecessor.
The term “government agency securities” for purposes of fundamental policy 3 has the same meaning as that set forth in Appendix A. The staff of the Commission has informed the Fund that for purposes of the Fund’s policy on concentration (fundamental policy 3), a Portfolio may not purchase any security, if immediately after such purchase, 25% or more of the Portfolio’s assets would be invested in issuers in the same industry. The term “commodities or commodity contracts” as used in fundamental policy 5 includes futures contracts.
Non-Fundamental (Operating) Policies
The following are non-fundamental (operating) policies approved by the Board of Directors. Such policies may be changed by the Board of Directors without approval of the shareholders.
1.	The High Grade Bond, Strategic Yield, Managed and Value Growth Portfolios shall not invest more than 15% of their respective net assets in illiquid securities, except to purchase certain restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act, provided that such 144A security is, in each case, determined by the Adviser to be a liquid investment in accordance with appropriate procedures.

2.	The Value Growth Portfolio shall not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Portfolio’s net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio’s net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired by the Portfolio at any time in units or attached to securities are not subject to this restriction.
With the exception of illiquid securities and borrowings, if a percentage increase is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

8

OFFICERS AND DIRECTORS
The Board of Directors is responsible for the overall supervision of the operations of the Fund under the laws of the state of Maryland and performs the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Directors elects officers of the Fund annually. The officers and directors of the Fund, their ages and principal occupations for the past five years, affiliations, if any, with the Adviser, EquiTrust Marketing Services, LLC (the “Distributor”), and other significant affiliations are set forth below. Corporate positions may, in some instances, have changed during this period. The two directors listed with an asterisk are “interested persons” as defined in the Investment Company Act. Messrs. Lang and Noyce are interested persons of the Fund by virtue of their positions with the Adviser, Distributor or an affiliate thereof.

		Term of		Number of
		Office &		Portfolios in
	Position(s)	Length of		Fund Complex
	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	Fund	Served(1)	During Past Five Years	Director	Held by Director

Interested Persons(2)
Craig A. Lang* (57)	President and Director	Since 2002	Chairman and Director, FBL Financial Group, Inc.; Mr. Lang serves as an officer and/or director/trustee of various affiliates of the foregoing. Dairy Farmer; past Chairman, Grow Iowa Values Fund; past Director, Iowa Department of Economic Development, Cattlemen’s Beef Board and Growmark, Inc.	13	Director, Farm Bureau Bank (San Antonio, Texas), Iowa Telecommunications Services, Inc. (Newton, Iowa) Member, Iowa Boad of Regents.

James W. Noyce* (53)	Vice President and Director Chief Financial Officer and Treasurer	Since 2007 1996-2007	Chief Executive Officer and Class A Director, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Executive Officer and Director/Manager, EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC; Vice President and Director/Trustee, EquiTrust Mutual Funds; President, Chief Executive Officer and Director, FBL Leasing Services, Inc.; Vice President, Western Computer Services, Inc.; Vice President and Director Crop1 Insurance Direct, Inc.	13	Director, Berthel Fisher & Company, Inc. and Berthel Fisher & Company Financial Services, Inc.

Dennis M. Marker (57)	Chief Executive Officer	Since 1982	Vice President-Investment Administration, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Compliance Officer, Vice President-Investment Administration and Director/Manager, EquiTrust Investment Services, Inc. and EquiTrust Marketing Services, LLC; Chief Executive Officer, EquiTrust Mutual Funds; Vice President and Director, FBL Leasing Services, Inc.	N/A	N/A

9

		Term of		Number of
		Office &		Portfolios in
	Position(s)	Length of		Fund Complex
	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	Fund	Served(1)	During Past Five Years	Director	Held by Director

James P. Brannen (46)	Chief Financial Officer and Treasurer	Since 2007	Chief Financial Officer and Chief Administrative Officer, Treasurer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Financial Officer, Treasurer and Director/Manager, EquiTrust Investment Services, Inc. and EquiTrust Marketing Services, LLC; Chief Financial Officer and Treasurer, EquiTrust Mutual Funds; Chief Financial Officer, Chief Administrative Officer, Treasurer and Director, FBL Leasing Services, Inc.; Chief Administrative Officer, Treasurer, Crop1 Insurance Direct, Inc.	N/A	N/A

Richard J. Kypta (56)	Executive Vice President and General Counsel	Since 2007	Executive Vice President — Farm Bureau Life, General Counsel and Secretary FBL Financial Group, Inc. and other affiliates of the foregoing; Executive Vice President, General Counsel and Director, EquiTrust Investment Management Services, Inc.; Executive Vice President and General Counsel, EquiTrust Marketing Services, LLC and EquiTrust Mutual Funds; Senior Vice President, General Counsel, Secretary and Director, FBL Leasing Services, Inc., Western Computer Services, Inc. and Crop1 Insurance Direct, Inc.; 2005 - 2007, Senior Vice President and Chief Operating Officer, Aviva USA Corporation; 2002 — 2005 Senior Vice President Structured Settlements, Aviva USA Corporation.	N/A	N/A

John M. Paule (52)	Vice President	Since 2000	Executive Vice President — EquiTrust Life. FBL Financial Group, Inc. and other affiliates of the foregoing; Vice President, Farm Bureau Life Insurance Company; Executive Vice President, EquiTrust Life Insurance Company; Executive Vice President and Director/Manager, EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC.; Vice President, EquiTrust Mutual Funds, Western Computer Services, Inc. and Crop1 Insurance Direct, Inc.	N/A	N/A

Charles T. Happel (47)	Vice President- Investments	Since 2008	Vice President — Investments, FBL Financial Group, Inc. and other affiliates of the foregoing; President and Director, EquiTrust Investment Management Services, Inc.; Vice President — Investments and Manager, EquiTrust Marketing Services, LLC; Vice President — Investments, EquiTrust Mutual Funds; Vice President and Director, FBL Leasing Services, Inc.; Vice President, Western Computer Services, Inc.

Kristi Rojohn (45)	Chief Compliance Officer, Investment Compliance Vice President and Secretary	Since 1990	Chief Compliance Officer, Investment Compliance Vice President and Secretary, EquiTrust Mutual Funds; Investment Compliance Vice President and Secretary, EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC.	N/A	N/A

Rob Ruisch (42)	Mutual Fund Accounting Director	Since 2005	Mutual Fund Accounting Director, EquiTrust Investment Management Services, Inc., EquiTrust Marketing Services, LLC and EquiTrust Mutual Funds.	N/A	N/A

10

		Term of		Number of
		Office &		Portfolios in
	Position(s)	Length of		Fund Complex
	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	Fund	Served(1)	During Past Five Years	Director	Held by Director

Jennifer Morgan (38)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc., EquiTrust Marketing Services, LLC and EquiTrust Mutual Funds.	N/A	N/A

Lillie Peshel (35)	Assistant Secretary	Since 2008	Assistant Secretary, EquiTrust Investment Management Services, Inc., EquiTrust Marketing Services, LLC and EquiTrust Mutual Funds.	N/A	N/A

Sara Tamisiea (26)	Assistant Secretary	Since 2006	Assistant Secretary, EquiTrust Investment Management Services, Inc., EquiTrust Marketing Services, LLC and EquiTrust Mutual Funds.	N/A	N/A

Jodi Winslow (33)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc., EquiTrust Marketing Services, LLC and EquiTrust Mutual Funds.	N/A	N/A

Independent Persons

Erwin H. Johnson (65) 1841 March Avenue Charles City, Iowa 50616-9115	Director	Since 1989	Farmer; Owner and Manager, Center View Farms, Co.; Farm Financial Planner, Iowa State University Cooperative Extension Service.	13	Director, First Security Bank and Trust Co. (Charles City, Iowa)

Kenneth Kay (65) 590th Street Atlantic, Iowa 50022-8233	Director	Since 1996	President, K-Ranch Inc.	13	Director, First Whitney Bank & Trust (Atlantic, Iowa)

Steven W. Plate (52) c/o Plate, Baker & Co. 1003 Main Street Grinnell, Iowa 50112	Director	Since 2003	CPA/Owner, Plate, Baker & Co., P.C., Certified Public Accountants.	13	N/A

James D. Wallace (53) 1111 Ashworth Road West Des Moines, IA 50265	Director	Since 2004	President and CEO, GuideOne Insurance and various subsidiaries.	13	Director, GuideOne Insurance and various subsidiaries

Erlin J. Weness (64) 1620 Pinewood Drive Worthington, Minnesota 56187	Director	Since 2003	Owner and Operator, Weness Consulting; Extension Educator-Farm Management, University of Minnesota	13	Director, First State Bank Southwest (Worthington, Minnesota), First State Insurance Agency (Worthington, Minnesota), First Rushmore Bancorporation (Worthington, Minnesota), Pioneer Public Television and Community Wind South, LLP

(1)	Officers are elected annually by the Board of Directors and their terms continue until they are replaced or resign. Each director shall serve as a director of the Fund until the next meeting of shareholders called for the purpose of conducting the election of such director or a successor to such director, and until his successor is elected and qualified, or until such director sooner dies, resigns or is removed.

(2)	All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.
The officers and directors of the Fund also serve in similar capacities as officers and directors of EquiTrust Money Market Fund, Inc. and as officers and trustees of EquiTrust Variable Insurance Series Fund. All, except one, of the Fund’s officers and interested directors are also officers and directors of the Adviser and/or the Distributor or an affiliate thereof. The Fund’s interested directors and officers serve without any compensation from the Fund. Each independent director receives an annual retainer of $10,000 for serving on the boards of all Funds in the EquiTrust Fund Complex, a fee of $1,500 plus expenses for each directors’ meeting of the EquiTrust Fund Complex attended and a fee of $1,000 ($1,250 for committee chairmen) plus expenses for each committee meeting attended. A fee of $250 is paid for each telephonic board or committee meeting attended. For the fiscal year ended July 31, 2008, the Fund paid directors’ fees totaling $28,500.

11

The following table sets forth compensation received by the independent directors of the Fund for the fiscal year ended July 31, 2008. The information in the last column of the table sets forth the total compensation received by all independent directors for calendar year 2007 for services as a director of the Fund and director/trustee of other funds in the EquiTrust Fund Complex.

		Pension or	Total Compensation
	Aggregate	Retirement Benefits	From All Funds in
	Compensation	Accrued as Part of	the EquiTrust
Name of Director	From the Fund	Fund Expenses	Fund Complex(1)
Mr. Johnson	$5,667	$0	$16,000
Mr. Kay	5,667	0	16,000
Mr. Plate	5,667	0	16,000
Mr. Wallace	5,833	0	16,500
Mr. Weness	5,667	0	16,000

(1)	The EquiTrust Fund Complex consists of three registered investment companies with a total of 13 portfolios.

Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.

The following table sets forth the dollar range of securities in the Fund owned by each Director and the aggregate dollar range of securities for all Funds in the EquiTrust Fund Complex owned by each Director as of December 31, 2007.

Aggregate Dollar Range
of Equity Securities in
	Dollar Range of Equity		All Funds Overseen by
	Securities in the Fund		Director in the
Name of Director	by Portfolio		EquiTrust Fund Complex(1)
Interested

Craig A. Lang	High Grade Bond — Class A Shares	$1-$10,000	$10,001-$50,000
	Strategic Yield — Class A Shares	$1-$10,000
	Managed — Class A Shares	$1-$10,000
	Blue Chip — Class A Shares	$1-$10,000
	Value Growth — Class A Shares	$1-$10,000

James W. Noyce	Managed — Class A Shares	$10,001-$50,000	Over $100,000
	Blue Chip — Class A Shares	$10,001-$50,000
	Value Growth — Class A Shares	$10,001-$50,000

Independent

Erwin J. Johnson	Strategic Yield — Class I Shares	$1-$10,000	Over $100,000
	Managed — Class I Shares	$10,001-$50,000
	Value Growth — Class I Shares	Over $100,000

Kenneth Kay	High Grade Bond — Class I Shares	$1- $10,000	$1-$10,000
	Managed — Class I Shares	$1- $10,000
	Blue Chip — Class I Shares	$1- $10,000

12

Aggregate Dollar Range
of Equity Securities in
	Dollar Range of Equity		All Funds Overseen by
	Securities in the Fund		Director in the
Name of Director	by Portfolio		EquiTrust Fund Complex(1)
Steven W. Plate	Money Market — Class I Shares	$1-$10,000	$10,001-$50,000
	High Grade Bond — Class I Shares	$1-$10,000
	Strategic Yield — Class I Shares	$1-$10,000
	Managed — Class I Shares	$1-$10,000
	Blue Chip — Class I Shares	$1-$10,000
	Value Growth — Class I Shares	$1-$10,000

James D. Wallace	Money Market — I Shares	$1-$10,000	$1-$10,000
	High Grade Bond — I Shares	$1-$10,000
	Blue Chip — I Shares	$1-$10,000

Erlin J. Weness	Money Market — I Shares	$1-$10,000	$10,001-$50,000
	High Grade Bond — Class I Shares	$1-$10,000
	Strategic Yield — Class I Shares	$1-$10,000
	Managed — Class I Shares	$1-$10,000
	Value Growth — Class I Shares	$10,001-$100,000

As of October 31, 2008, the officers and directors as a group owned less than 1% of the then outstanding shares of the Fund.

(1)	The EquiTrust Fund Complex consists of three registered investment companies with a total of 13 portfolios.
Committees of Board of Directors
The Board of Directors has established an Audit Committee. The Audit Committee of the Fund recommends the selection of an independent registered public accounting firm for the Fund, reviews with such independent registered public accounting firm the planning, scope and results of their audit of the Fund’s financial statements and the fees for service performed, reviews the financial statements of the Fund and receives audit reports. The Audit Committee consists of five members, Messrs. Johnson, Kay, Plate, Wallace and Weness, all of whom are independent directors of the Fund. The Audit Committee met two times during the Fund’s fiscal year ended July 31, 2008.
The Board of Directors has also established a Nominating Committee. The Nominating Committee of the Fund selects and nominates all nominees for those director positions to be held by individuals who are not interested persons of the Fund. The Nominating Committee consists of five members, Messrs. Johnson, Kay, Plate, Wallace and Weness, all of whom are independent directors of the Fund. The Nominating Committee met one time during the fiscal year ended July 31, 2008. Shareholders may submit recommendations for nominees to the Board of Directors to the attention of the Chairman of the Nominating Committee.
INVESTMENT ADVISER
The following information supplements the information set forth in the Prospectus under the heading “Portfolio Management.” Pursuant to the Investment Advisory and Management Services Agreement dated November 11, 1987 for the Blue Chip Portfolio, and the Agreement as amended and restated June 25, 2003 and July 3, 2003 for all Portfolios except the Blue Chip Portfolio (collectively, the “Agreement”), EquiTrust Investment Management Services, Inc. acts as the Fund’s investment adviser and manager, subject to the review of the Board of Directors. The Adviser is a wholly owned subsidiary of FBL Financial Services, Inc., which is a wholly owned subsidiary of FBL Financial Group, Inc., an Iowa corporation. At September 30, 2008, 65.10% of the outstanding voting power of FBL Financial Group, Inc. was owned in shares of various classes by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation. The Adviser also acts as the investment adviser to individuals, institutions and two other mutual funds: EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.
The Adviser subscribes to leading bond information services and receives published reports and statistical compilations from the issuers themselves, as well as analyses from brokers and dealers who may execute portfolio transactions for the Fund or the Adviser’s other clients. The Adviser regards this information and material, however, as an adjunct to its own research activities.

13

Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision, and furnishes an investment program consistent with the investment objective(s) and policies of each Portfolio, determining, for each Portfolio, what securities shall be purchased and sold and what portion of the Portfolio’s assets shall be held uninvested, subject always to: (i) the provisions of the Articles of Incorporation, the Fund’s by-laws, the Investment Company Act and applicable requirements of the Code; (ii) the Portfolio’s investment objective(s), policies and restrictions; and (iii) such policies and instructions as the Board of Directors may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors (and any committees thereof) regarding the conduct of the business of the Fund. The Adviser has agreed to arrange for any of its officers or directors to serve without salary from the Fund as directors, officers or agents of the Fund if duly elected to such positions.
The Adviser, at its expense, furnishes the Fund with office space and facilities, simple business equipment, advisory, research and statistical facilities and clerical services and personnel to administer the business affairs of the Fund. As compensation for the Adviser’s investment advisory, management and clerical services, as well as the facilities it provides and the expenses it assumes, the Agreement provides for the payment of a monthly fee as described below.
As compensation for the investment advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio as follows:

	Average Daily Net Assets
	First	Second	Over
Portfolio	$200 Million	$200 Million	$400 Million
Money Market	0.25%	0.25%	0.25%
High Grade Bond	0.40%	0.35%	0.30%
Strategic Yield	0.55%	0.50%	0.45%
Managed	0.60%	0.55%	0.50%
Value Growth	0.50%	0.45%	0.40%
Blue Chip	0.25%	0.25%	0.25%
The Adviser is not required to pay expenses of the Fund other than those set forth above. Each Portfolio will pay all other expenses incurred in its operation, including a portion of the Fund’s general administrative expenses, allocated on the basis of the Portfolio’s net assets. Expenses that will be borne directly by the Portfolios include, but are not limited to, the following: net asset value calculations; portfolio transaction costs; interest on Fund obligations; miscellaneous reports; membership dues; all expenses of shareholders’ and directors’ meetings and of preparing, printing and mailing proxy statements, reports and notices to shareholders; all expenses of registering the Fund’s shares under federal and state securities laws; the typesetting costs of printing Fund prospectuses and supplements thereto; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; fees and expenses of independent registered public accounting firms, legal counsel, custodian, transfer and dividend disbursing agents and any registrar; fees of directors who are not affiliated with the Adviser; insurance premiums for fidelity bond and other coverage of the Fund’s operations; such non-recurring expenses as may arise including actions, suits or proceedings affecting the Fund and the legal obligation the Fund may have to indemnify its officers and trustees with respect thereto; and other general expenses. See “Underwriting and Distribution Expenses” and “Other Information —Accounting Services” for a description of certain other Fund expenses.
The Agreement was most recently approved for continuance on November 24, 2008, by the Board of Directors, including a vote of a majority of the directors who are not “interested persons” of either party to the Agreement. Unless earlier terminated as described below, the Agreement will remain in effect until November 30, 2009. Thereafter, the Agreement will continue in effect, with respect to a Portfolio, from year to year so long as its continuation is approved at least annually by (a) the vote of a majority of those directors who are not parties to the Agreement or “interested persons” of either party to the Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the vote of a majority of the directors or (ii) the vote of a majority of the outstanding shares of such Portfolio.
The Agreement will be deemed to have been approved or disapproved by the shareholders of a Portfolio if a majority of the outstanding shares of such Portfolio vote for or against approval of the Agreement, notwithstanding (a) that the Agreement has not been approved or disapproved by a majority of the outstanding shares of any other Portfolio, and (b) that the Agreement has not been approved or disapproved by a vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated without penalty at any time upon 60-days’ notice by either party, and will terminate automatically upon assignment.
The Agreement provides that the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

14

Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Adviser’s opinion that the terms and conditions of such transactions will not be influenced by existing or potential custodial or other Fund relationships.
For the fiscal years ended July 31, 2008, 2007 and 2006, the advisory and management fee expense was as follows:

Name of Portfolio	2008	2007	2006
Money Market	$9,017	$8,013	$8,564
High Grade Bond	$58,739	$57,776	$59,148
Strategic Yield	$68,139	$71,870	$71,324
Managed	$267,364	$280,966	$270,554
Value Growth	$373,259	$405,162	$399,718
Blue Chip	$145,832	$155,942	$147,513
The Adviser has also agreed to reimburse any class of a Portfolio of the Fund annually to the extent that the annual operating expenses (including the investment advisory fee but excluding distribution, brokerage, interest, taxes and extraordinary expenses) of that class exceed 1.50% of its average daily net assets for any fiscal year of the Portfolio. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. During fiscal year 2008, the Adviser reimbursed the Strategic Yield Portfolio Class B and Money Market Portfolio Classes A and B as operating expenses exceeded 1.50% of the average daily net assets. During fiscal years 2007 and 2006, the Adviser reimbursed the Strategic Yield Portfolio Class B, Managed Portfolio Class B and Money Market Portfolio Classes A and B as operating expenses exceeded 1.50% of the average daily net assets.
During fiscal year 2008, the Adviser voluntarily waived transfer agent fees beginning May 14, 2008 through July 31, 2008 for the Money Market Portfolio Class B. These voluntary waivers lowered expenses and may be terminated at any time at the discretion of the Adviser.
Portfolio Manager Information
The table below discloses additional accounts for which the portfolio managers of the Adviser are primarily responsible as of the fiscal year ended July 31, 2008.

	Registered		Other Pooled
	Investment		Investment
	Companies		Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
Portfolio Managers	Accounts	($mm)	Accounts	($mm)	Accounts	($mm)
Robert J. Rummelhart	2	$90	N/A	N/A	3	$5,629
Doug Higgins	3	$230	N/A	N/A	4	$82
Charles T. Happel	3	$230	N/A	N/A	N/A	N/A
Sarah Biermann	2	$32	N/A	N/A	N/A	N/A
Mark Sandbulte	3	$230	N/A	N/A	4	$82

15

The table below shows those additional accounts overseen by the portfolio managers for which the advisory fee is based on the account’s performance.

	Registered		Other Pooled
	Investment		Investment
	Companies		Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
Portfolio Managers	Accounts	($mm)	Accounts	($mm)	Accounts	($mm)
Robert J. Rummelhart	N/A	N/A	N/A	N/A	N/A	N/A
Doug Higgins	N/A	N/A	N/A	N/A	N/A	N/A
Charles T. Happel	N/A	N/A	N/A	N/A	N/A	N/A
Sarah Biermann	N/A	N/A	N/A	N/A	N/A	N/A
Mark Sandbulte	N/A	N/A	N/A	N/A	N/A	N/A
Each portfolio manager receives a base salary from FBL Financial Group, Inc., stock options and contributions to its pension program. In addition, cash bonuses are awarded annually, based on the attainment of firm-wide goals set for FBL Financial Group, Inc. No part of any portfolio manager’s compensation is derived from performance or net asset value of any Portfolio.
Material Conflicts of Interest
Material conflicts of interest that may arise in connection with the managers’ oversight of the Portfolios’ investments and the investments of other accounts managed include conflicts between the investment strategy of a Portfolio and the investment strategy of such other accounts and conflicts associated with the allocation of investment opportunities between a Portfolio and such other accounts.
By implementing investment strategies of various accounts, a manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts or accounts that pay higher fees. These accounts may include, among others, mutual funds and separate accounts.
Managers make investment decisions for each Portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that Portfolio. Consequently, managers may purchase (or sell) securities for one Portfolio and not another, or may take similar actions for different Portfolios at different times. Consequently, the mix of securities purchased in one Portfolio may perform better than the mix of securities purchased for another Portfolio. Similarly, the sale of securities from one Portfolio may cause that Portfolio to perform better than others if the value of those securities declines.
Potential conflicts of interest may also arise when allocating and/or aggregating trades. Managers often aggregate into a single trade order several individual contemporaneous orders in a single security. When trades are aggregated on behalf of more than one account, such transactions should be allocated to all participating accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, accounts with the same or similar investment objectives should receive an equitable opportunity to participate meaningfully and should not be unfairly disadvantaged.

16

Ownership of Securities
The following table sets forth the dollar range of securities in the Fund owned by each portfolio manager as of July 31, 2008.

Dollar Range of Equity Securities in the Fund by
Portfolio Manager	Portfolio
Robert J. Rummelhart	High Grade — Class I Shares	$10,001-$50,000
	Strategic Yield — Class I Shares	$50,001-$100,000
	Managed — Class I Shares	$10,001-$50,000
	Value Growth — Class I Shares	$10,001-$50,000

Doug Higgins	None

Charles T. Happel	Managed — Class I Shares	$10,001-$50,000
	Value Growth — Class I Shares	$10,001-$50,000
	Blue Chip — Class I Shares	$10,001-$50,000

Sarah Biermann	None

Mark Sandbulte	High Grade — Class I Shares	$1-$10,000
	Strategic Yield — Class I Shares	$1-$10,000
	Managed — Class I Shares	$1-$10,000
	Value Growth — Class I Shares	$1-$10,000
	Blue Chip — Class I Shares	$1-$10,000
	Money Market — Class I Shares	$1-$10,000
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as principal, the Adviser endeavors to obtain for the Fund the most favorable prices and efficient execution of orders. Subject to this primary consideration, the Adviser may place a Portfolio’s transactions with firms that furnish research, statistical and other services. In particular, the Adviser may direct brokerage transactions to a specific broker in return for certain data and research-oriented software. Certain affiliates of the Adviser also place portfolio transactions with these brokerage firms, and such affiliates share the benefits of the research and other services obtained from these brokers. The Adviser regards information which is customarily available only in return for brokerage as among the many elements to be considered in arriving at investment decisions. No specific value can be determined for most such information and services and they are deemed supplemental to the Adviser’s own efforts in the performance of its duties under the Agreement. Any research benefits derived are available for all clients and not all research services may be used by the Adviser in connection with the Fund.
Brokerage research services, as provided in Section 28(e) of the Securities Exchange Act of 1934, include: advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends; portfolio strategy and performance of accounts; and the execution of securities transactions and performance of functions incidental thereto (such as clearance and settlement).
If, in the judgment of the Adviser, the Fund or any Portfolio will be benefited by such supplemental research services, the Adviser is authorized to pay greater commissions than another broker or dealer may charge for the same transaction. Accordingly, while the Adviser generally seeks reasonably competitive commissions, the Portfolios will not necessarily be paying the lowest commission available in every case. Information received from brokerage research will be in addition to and not in lieu of the services required to be performed by the Adviser under the Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Neither the Adviser nor any of its affiliates will receive any brokerage business arising out of Portfolio transactions for the Fund. The Fund and each Portfolio paid brokerage commissions during the fiscal years ended July 31, 2008, 2007 and 2006, as follows:

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Name of Portfolio	2008		2007	2006
Total	$74,701		$75,532	$110,772
Money Market Portfolio	0		0	0
High Grade Bond Portfolio	0		0	0
Strategic Yield Portfolio	0		0	0
Managed Portfolio	$18,484	*	$17,841	$32,528
Value Growth Portfolio	$51,463	*	$52,254	$71,421
Blue Chip Portfolio	$4,754	*	$5,437	$6,823

*	All brokerage commissions paid during the fiscal year ended July 31, 2008 were paid to brokers who provided research services. During the fiscal year ended July 31, 2008, the total amount of securities transactions on which the Managed Portfolio, Value Growth Portfolio and Blue Chip Portfolio paid brokerage commissions were $10,979,522, $27,902,133 and $3,883,485, respectively.
In some instances, the Portfolios may deal in securities that are not listed on a national securities exchange but rather are traded in the over-the-counter market. The Portfolios may also purchase listed securities through the “third market” (i.e., from a dealer that is not a member of the exchange on which a security is listed). Where transactions are executed in the over-the-counter or third markets, the Adviser will seek to deal with primary market makers but, when necessary, will utilize the services of brokers. In all such cases, the Adviser will attempt to negotiate the best price and execution. Money market instruments are generally traded directly with the issuer. On occasion, other securities may be purchased directly from the issuer. The cost of a Portfolio’s securities transactions will consist primarily of brokerage commissions or dealer or underwriter spreads.
Certain investments may be appropriate for certain of the Portfolios and the Adviser’s other clients. Investment decisions for the Portfolios and such other clients are made with a view to achieving their respective investment objectives and after consideration of factors such as their current holdings, availability of cash for investment and the size of their investments in general. Frequently, a particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Portfolios or other clients at the same time. In this event, such transactions will be allocated among the Portfolios or other clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. It is the opinion of the Adviser that the benefits available because of the Adviser’s organization outweigh any disadvantages that may arise from exposure to simultaneous transactions. Purchase and sale orders for a Portfolio may be combined with those of other Portfolios or other clients of the Adviser in the interest of the most favorable net results to the Portfolio.
UNDERWRITING AND DISTRIBUTION EXPENSES
EquiTrust Marketing Services, LLC, an affiliate of the Adviser (the “Distributor”), 5400 University Avenue, West Des Moines, IA 50266, serves as principal underwriter for the Fund under an Underwriting Agreement dated December 1, 2003, and as a distributor for the continuous offering of the Fund’s shares under an amended and restated Distribution Plan and Agreement dated December 1, 2003 (“Distribution Agreement”). (Prior to December 1, 2003, EquiTrust Investment Management Services, Inc. served as principal underwriter and Distributor for the Fund.) The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares. See “OTHER INFORMATION — Distributor” in the Prospectus. The Distributor bears all its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions and the preparation and distribution of advertising or sales literature, and bears the cost of printing and mailing prospectuses to persons other than shareholders. The Fund bears the cost of qualifying and maintaining the qualification of its shares for sale under the securities laws of the various states and the expense of registering its shares with the Commission.
The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of the Fund, including the Directors who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by the Distributor upon six months’ notice. Termination by the Fund may be by vote of a majority of the Board of Directors, or a majority of the Directors who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or a “majority of the outstanding voting securities” of the Fund as defined under the Investment Company Act. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund without approval by a majority of the outstanding voting securities of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement.

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For its services under the Distribution Agreement, the Fund pays the Distributor a fee, payable monthly, at the annual rate of 0.25% of the average daily net assets of the Class A Shares of the Fund and 0.50% of the average daily net assets of the Class B Shares of the Fund. The Distribution Agreement is a “compensation type” plan, which means that the Distributor may receive compensation that is more or less than the actual expenditures made. Since the Distribution Agreement applies to all Portfolios, the fees paid by one Portfolio may be used to finance distribution of the shares of another Portfolio, and the distribution fee payable to the Distributor is allocated among the Portfolios based on relative net asset size. The Distributor also provides information and administrative services for Fund shareholders of Class A and Class B Shares pursuant to an administrative services agreement. For such services, the Fund pays the Distributor a fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Class A and Class B Shares of the Fund.
During the fiscal year ended July 31, 2008, the Fund’s Class A and B Shares paid $488,547 in annual distribution fees to the Distributor. The Distributor did not retain any of these fees. During the fiscal year ended July 31, 2007, the Fund’s Class A and B Shares paid $548,752 in annual distribution fees to the Distributor; and during the fiscal year ended July 31, 2006, the Fund’s Class B Shares paid $694,708 in annual distribution fees to the Distributor.
During the fiscal year ended July 31, 2008, the Distributor incurred expenses for Class A and B Shares in the amounts noted: $554 for distribution fees paid to dealers, $86,101 for distribution fees paid to registered representatives, $416,437 for management services, $28,718 for rent, $8,590 for telephone, $10,129 for postage, $35,815 for printing and office supplies, $15,522 for furniture and equipment, $38,920 for travel and $59,965 for advertising.
During the fiscal years ended July 31, 2008, 2007 and 2006, the Distributor received $49,009, $55,647 and $84,262, respectively, in contingent deferred sales charges with respect to the Fund’s Class B Shares. For the fiscal years ended July 31, 2008, 2007 and 2006 the Fund’s Class A Shares paid the Distributor $196,653, $196,492 and $104,475 in front-end load fees, respectively.
The Distributor also acts as principal underwriter and a distributor of the shares of EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund.
The Board of Directors has determined that in its judgement there is a reasonable likelihood that the Distribution Agreement will benefit the Portfolios and their shareholders. If the sizes of the Portfolios are increased rapidly, fixed expenses will be reduced as a percentage of each shareholder’s investment. The distribution fee will also provide the Distributor and others an incentive to promote the Portfolios and to offer individual shareholders prompt and efficient service. The directors and officers of the Distributor and its affiliates, including the officers and interested directors of the Fund, have a direct or indirect financial interest in the Distribution Agreement. The independent directors of the Fund do not have any direct or indirect financial interest in the Distribution Agreement.
PROXY VOTING
The Board has delegated the authority for voting proxies relating to the Fund’s portfolio securities to the Adviser, who has agreed to vote such proxies according to the Adviser’s Proxy Voting Policies and Procedures. The Adviser’s Proxy Voting Policies and Procedures set forth the general principles used to determine how the Adviser votes proxies on securities in client accounts for which the Adviser has proxy voting authority, including the Fund. The Adviser’s general policy is to vote proxies in the best interests of clients. In pursuing this policy, the Adviser votes in a manner that is intended to maximize the value of client assets and seeks to align the interests of management of the companies in which it invests with the interests of clients.
The Adviser’s Proxy Voting Policies and Procedures describe how the Adviser usually votes proxies on various matters, such as proposals on corporate governance, changes to capital structure and routine matters including the election of directors and ratification of the appointment of an independent registered public accounting firm. The Adviser’s Proxy Voting Policies and Procedures provide that proxies with respect to foreign companies may not be voted, where the company is in a country which prohibits shareholders who vote proxies from trading the company’s shares within a given period of time around the shareholder meeting date (“share blocking”). If the application of the voting guidelines is unclear, the matter is not covered by the voting guidelines or the voting guidelines call for case-by-case review, the Adviser’s Investment Committee will formulate a recommendation on the matter in accordance with the Adviser’s goal of maximizing client assets.

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The Adviser’s Proxy Voting Policies and Procedures describe how the Adviser addresses conflicts of interest between the Adviser and its clients, including Fund shareholders, with respect to proxy voting decisions. Actual or potential conflicts of interest involving a company or companies affiliated with the Adviser of which the Adviser is unaware are not considered conflicts of interest covered by the Proxy Voting Policies and Procedures. To resolve conflicts of which it is aware, the Adviser will (1) obtain client consent before voting in accordance with the voting guidelines or the recommendation of the Investment Committee, (2) refer the matter to a third party proxy voting service or (3) the Investment Committee will prepare a report documenting the conflict, the procedures used to address the conflict, any contacts from outside parties regarding the proposal and the reason for the recommendation. Please refer to Appendix D of this SAI for a copy of the policies and procedures adopted by the Adviser.
Information regarding how the Fund voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-860-2904, and on the SEC’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
It is the Fund’s policy to protect the confidentiality of its Portfolio holdings and prevent the selective disclosure of non-public information concerning the Portfolios. The Fund maintains policies and procedures that govern the timing and circumstances of Portfolio holdings to shareholders and third parties. These policies and procedures have been approved by the Fund’s Board of Directors.
In accordance with Commission regulatory requirements, each Portfolio files a complete schedule of its holdings within 60 days of the end of each fiscal quarter in either the Fund’s annual or semi-annual reports, or on Form N-Q. These reports are available, free of charge, on the EDGAR database on the Commission’s website at www.sec.gov, and annual and semi-annual reports are available, free of charge, on the Fund’s website at www.equitrust.com.
Each Portfolio generally discloses its top ten holdings within 45 days of the end of each fiscal quarter on the Fund’s website, www.equitrust.com.
Non-public Portfolio holdings information may not be provided to any current or prospective shareholder, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Portfolios as the Fund does not consider this a legitimate business need. If such persons request Portfolio holdings information, they may only be provided with information that is disclosed in the latest reports on Forms N-CSR and N-Q as filed with the Commission, or with the top ten holdings disclosed on the Fund’s website.
Non-public Portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality: the Adviser; custodian; ratings or ranking agencies; companies that provide analytical services to the Fund and the Adviser; pricing and proxy voting services employed by the Fund; broker-dealers who provide execution or research services for the Fund (including identifying potential buyers and sellers for securities that are held by the Portfolios); broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable; and companies that provide other services that are deemed to be beneficial to the Portfolios. All of the aforementioned persons have a duty not to trade on non-public Portfolio holdings information. Disclosure of Portfolio holdings information to any of the aforementioned persons must be authorized by the Mutual Fund Accounting Director and may be delayed for such period of time as that individual deems appropriate in light of the Fund’s policy to protect the confidentiality of such information.
As of the date of this SAI, the Fund has ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency
Institutional Shareholder Services	Portfolio Holdings	Daily
FT Interactive Data	Portfolio Holdings	Daily
JPMorgan Chase Bank, N.A	Portfolio Holdings	Daily
Standard & Poor’s Securities Evaluations Inc.	Portfolio Holdings	Daily
Bloomberg L.P.	Portfolio Holdings	Monthly
Morningstar, Inc.	Portfolio Holdings	Monthly
Lipper, Inc.	Portfolio Holdings	Quarterly
Thomson Financial	Portfolio Holdings percentages	Quarterly

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The Fund may grant exceptions to permit additional disclosure of Portfolio holdings information at differing times and with differing lag times to certain individuals or entities. In such cases, disclosure of Portfolio holdings information may be made only with prior written approval of the Chief Compliance Officer of the Fund. Such approval may only be given if the disclosure is in the best interest of shareholders invested in the Portfolios.
Persons who owe a duty of trust or confidence to the Fund may receive non-public Portfolio holdings information on an as-needed basis. Such persons include the Fund’s independent registered public accounting firm, counsel to the Fund and to the independent directors and members of the Board of Directors. The Fund believes that all of such persons have a duty not to trade on non-public Portfolio holdings information.
The Fund’s Chief Compliance Officer monitors for compliance with the foregoing policies. Any violations of these policies are reported to the Fund’s Board of Directors on a quarterly basis. The Chief Compliance Officer will periodically report to the Board of Directors on: (a) approvals to disclose Portfolio holdings information, and (b) the effectiveness of the policies and procedures for disclosure of such information. In no event shall the Adviser, its affiliates or employees, the Fund or any Portfolio receive any direct or indirect compensation in connection with the disclosure of information about Portfolio holdings.
Any conflict between the interests of shareholders invested in the Portfolios and the interests of the Adviser or any of its affiliates will be reported to the Board of Directors, which will make a determination of whether it is in the best interests of shareholders to disclose such information.
The Fund may amend its policies and procedures on the disclosure of Portfolio holdings information in the future.
PORTFOLIO TURNOVER
The portfolio turnover rates for the Portfolios are set forth under “Financial Highlights” in the Prospectuses. Portfolio turnover is calculated by dividing the lesser of purchases or sales of a Portfolio’s securities during a fiscal year by the average monthly value of the Portfolio’s securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded. Thus, the portfolio turnover rate measures only that portion of the Portfolio that is considered to be long-term. Portfolio turnover rates may be affected by factors such as purchase and redemption requirements and market volatility and may vary greatly from time to time. Frequency of portfolio turnover will not be a limiting factor if the Adviser deems it desirable to purchase or sell securities. Increased portfolio turnover may result in greater brokerage commissions and consequent expense to the Portfolio. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.
PURCHASES AND REDEMPTIONS
The following supplements the discussion in the Prospectuses under the headings “HOW TO BUY SHARES” and “HOW TO REDEEM SHARES.”
EquiTrust Marketing Services, LLC, as Distributor and principal underwriter of the Fund’s shares, may use other broker-dealer firms to assist in providing distribution of the Fund’s Class A Shares. Shares of each Portfolio are sold at their respective net asset value (“NAV”) next determined after an order for purchase and payment are received in proper form (less the maximum sales charge for Class A Shares).
Shares of each Portfolio are redeemed at their respective NAV next determined after a request for redemption is received in proper form. The Fund may suspend the right of redemption or postpone the date of payment, with respect to the shares of a Portfolio, during any period when (a) trading on the NYSE is restricted as determined by the Commission or such exchange is closed for trading (other than customary weekend and holiday closing); (b) an emergency exists, as determined by the Commission, as a result of which disposal of such Portfolio’s securities, or determination of the NAV of such Portfolio, is not reasonably practicable; or (c) the Commission by order permits such suspension for the protection of shareholders. In such event, redemption will be effected at the NAV next determined after the suspension has been terminated unless the shareholder has withdrawn the redemption request in writing and the request has been received by EquiTrust Marketing Services, LLC, 5400 University Avenue, West Des Moines, Iowa 50266-5997, prior to the day of such determination of NAV.

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NET ASSET VALUE
The NAV per share of each Portfolio is determined as of the earlier of 3:00 p.m. (Central time) or the close of regular trading on the NYSE, on each day that (i) the NYSE is open for business; and (ii) an order for purchase or redemption of shares of the Portfolio is received. The NAV per share of each Portfolio is computed by dividing the total value of the Portfolio’s securities and other assets, less liabilities, by the total number of outstanding shares of such Portfolio.
The Fund reserves the right to calculate or estimate the NAV of a Portfolio more frequently than once daily if deemed desirable. If the Fund’s offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the NAV next determined for each Portfolio.
The following supplements the discussion in the Prospectus under the heading “OTHER INFORMATION — Net Asset Value.”
Money Market Portfolio
The NAV per share of the Money Market Portfolio is computed by dividing the total value of the Portfolio’s securities and other assets, less liabilities (including dividends payable), by the number of shares outstanding. The assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
The purpose of the amortized cost method of valuation is to attempt to maintain a constant NAV per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value (provided the Board of Directors has reviewed and approved the method of making such estimates), or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for those instruments. If a deviation of 1/2 of 1% or more between the Portfolio’s $1.00 per share NAV and the NAV calculated by reference to market valuations were to occur, or if there were any other deviations which the Board of Directors believed would result in dilution or other unfair results material to shareholders, the Board of Directors would consider what action, if any, should be initiated.
The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a portfolio holding higher yielding securities can be expected to increase; when yields increase, the market value of a portfolio invested at lower yields can be expected to decline. In addition, if the Portfolio has net redemptions at a time when interest rates have increased, the Portfolio may be forced to sell portfolio securities prior to maturity at a price below the Portfolio’s carrying value. Also, because the Portfolio generally will be valued at amortized cost rather than market value, any yield quoted may be different from the yield that would result if the entire Portfolio were valued at market value, since the amortized cost method does not take market fluctuations into consideration.
Other Portfolios
The NAV per share of each Portfolio other than the Money Market Portfolio is computed by dividing the total value of the Portfolio’s securities and other assets, less liabilities, by the number of Portfolio shares then outstanding. Securities traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities, other than money market instruments, traded in the over-the-counter market are valued at the mean between the bid and asked prices or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation.

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The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated specifically to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the Fund’s books of account and are charged with the liabilities of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios are allocated in proportion to the NAVs of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.
FEDERAL INCOME TAXES
For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio has qualified and intends to continue to qualify and to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). If a Portfolio qualifies as a regulated investment company and complies with the provisions of the Code, such Portfolio will be relieved from federal income tax on its “investment company taxable income” (as such term is defined in the Code), determined without regard to the deduction for dividends paid, and net realized capital gains that it distributes to its shareholders. To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities, or currencies and net income derived from interests in qualified publicly-traded partnerships. In addition, a Portfolio must diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Portfolio’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Portfolio’s assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses or in securities of one or more qualified publicly-traded partnerships. In meeting these requirements, a Portfolio may be restricted in the utilization of certain of its investment techniques.
Shareholders will be subject to federal income taxes on distributions made by a Portfolio whether received in cash or additional shares. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than qualified dividend income, if any, will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of qualified dividend income, as such term is defined in section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by a Portfolio to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 15%, without regard to how long a shareholder has held shares of a Portfolio. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after December 31, 2010 and will be replaced by a maximum federal income tax rate on net capital gain of 20%. Corporate shareholders are taxed on net capital gain at the same federal income tax rates applicable to ordinary income. Dividends paid by a Portfolio may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided certain holding period and other requirements under the Code are satisfied. It is not anticipated that distributions from the Money Market Portfolio, High Grade Bond Portfolio or Strategic Yield Portfolio will be eligible for treatment as qualified dividend income or the dividends received deduction. Dividends and distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which they are declared.
A non-deductible 4% federal excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is generally the sum of 98% of a Portfolio’s net ordinary income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31 plus all such net ordinary income and capital gain net income for previous years that were not distributed during such years. The Fund intends to declare or distribute dividends from each Portfolio during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

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If a Portfolio fails to qualify as a regulated investment company under the Code, the Portfolio would be taxed in the same manner as a regular corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In the event of a failure to qualify as a regulated investment company, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders under section 243 of the Code. Furthermore, in such event, individual and other noncorporate shareholders of the Portfolio would generally be able to treat such distributions as qualified dividend income eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2010, provided certain holding period and other requirements are satisfied.
If a shareholder redeems or otherwise disposes of shares of a Portfolio, including the exchange of shares of a Portfolio for shares of another Portfolio of the Fund, the shareholder will recognize a gain or loss for federal income tax purposes measured by the difference between the amount received, or in the case of an exchange, the value of the shares acquired, and the adjusted tax basis of the shares sold or exchanged. Such gain or loss will generally be a capital gain or loss and generally will be a long-term gain or loss if the shareholder held his or her shares for more than one year. Upon the exchange of shares that were purchased subject to a sales charge and held for less than 91 days, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is included in the tax basis of the reinvested shares and is not included in the tax basis of the exchanged shares. If a shareholder realizes a loss on the redemption of shares of a Portfolio and invests in shares of the same Portfolio or other substantially identical stock or securities within 30 days before or after the redemption, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for federal income tax purposes. Any loss recognized on the disposition of shares of a Portfolio held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. The Code may limit a shareholder’s ability to utilize capital losses.
If a Portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Portfolio elects to include market discount in income currently), the Portfolio must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Portfolio must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to shareholders to avoid federal income and excise taxes. Therefore, a Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
A Portfolio may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Portfolio invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Portfolio elects to include the market discount in income as it accrues as discussed above.
If a call option written by a Portfolio expires unexercised, the Portfolio will generally realize a short-term capital gain equal to the premium received by the Portfolio at the time the option was written. If a Portfolio enters into a closing purchase transaction with respect to a call option which it has written, the Portfolio will generally realize a short-term capital gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security. If a call option written by a Portfolio is exercised, the Portfolio will generally realize a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be increased by the premium the Portfolio originally received when it wrote the option.
The Portfolios may engage in certain transactions that will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by a Portfolio (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Portfolio, defer the Portfolio’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Portfolios will monitor their transactions, make the appropriate tax elections, and make the appropriate entries in their books and records in order to mitigate the effect of these rules, prevent disqualification of a Portfolio as a regulated investment company, and minimize the imposition of income and excise taxes.
A Portfolio may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. None of the Portfolios expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Portfolio, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a federal income tax deduction or credit for such taxes on their own federal income tax returns.

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Each Portfolio is required in certain circumstances to withhold federal income tax (“backup withholding”) at a current rate of 28% on reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Portfolio’s shares paid to certain shareholders who do not furnish the Portfolio with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the Internal Revenue Service.
The discussion under “Distributions and Taxes” in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial or administrative action, possibly with retroactive effect. Shareholders are therefore advised to consult their own tax advisors before making an investment in a Portfolio.
DIVIDENDS AND DISTRIBUTIONS
The following supplements the discussion of dividends and distributions in the Prospectus under the headings “DISTRIBUTIONS AND TAXES — Distributions.”
Money Market Portfolio
The Money Market Portfolio declares dividends of all its daily net investment income on each day the Portfolio’s NAV per share is determined. Dividends are payable monthly and are automatically reinvested and distributed on the last business day of each month.
Net investment income, for dividend purposes, consists of (i) accrued interest income, plus or minus (ii) amortized purchase discount or premium, plus (iii) all net short-term realized gains or losses and unrealized appreciation or depreciation on portfolio assets, minus (iv) all accrued expenses of the Portfolio. Expenses of the Portfolio are accrued daily. So long as portfolio securities are valued at amortized cost, there will be no unrealized appreciation or depreciation on such securities.
High Grade Bond and Strategic Yield Portfolios
Each of these Portfolios declares dividends of all its investment income on each day the Portfolio’s NAV is determined. Dividends are automatically reinvested and distributed on the last business day of each month. Any net short-term and net long-term capital gains will be declared and distributed periodically, but in no event less frequently than annually.
Value Growth, Blue Chip and Managed Portfolios
It is the policy of the Value Growth and Blue Chip Portfolios to distribute at least annually substantially all their net investment income, if any, and any net realized capital gains. It is the policy of the Managed Portfolio to distribute substantially all its net investment income quarterly, if any, and to distribute substantially all net short-term and net long-term capital gains at least annually.
Both dividend and capital gain distributions will be made in shares of a Portfolio unless a shareholder requests payment in cash.
ORGANIZATION OF THE FUND
The Fund is an open-end, diversified series management investment company registered under the Investment Company Act. The Fund was organized as a corporation under the laws of Maryland on August 14, 1970 and has authorized capital of 5,000,000,000 shares of common stock, $.001 par value per share.
Currently, the Fund offers two classes of shares — Class A Shares and Class I Shares — which have different expenses that will affect performance. Class I Shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) the following investment advisory clients of EquiTrust: (1) affiliated and unaffiliated benefit plans such as qualified retirement plans, and (2) affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the EquiTrust Mutual Funds; and (e) such other types of accounts as EquiTrust Marketing Services, LLC, the Fund’s distributor, deems appropriate. Effective as of the close of business on March 15, 2006,

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the Fund no longer offers Class B Shares. However, existing Class B shareholders may continue as Class B shareholders, continue their reinvestment program of dividends and capital gains distributions into Class B Shares, and exchange their Class B Shares for Class B Shares of the other Portfolios.
The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio except that Class A and Class B Shares have separate and exclusive voting rights with respect to the Fund’s Rule 12b-1 Plan, and each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Class A and Class B Shares). Upon liquidation of the Fund or any Portfolio, shareholders of a Portfolio are entitled to share pro-rata in the net assets of that Portfolio available for distribution. Shares have no preemptive or conversion rights and are fully paid and nonassessable by the Fund. The Board of Directors may establish additional Portfolios at any time. The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund’s books of account.
SHAREHOLDER VOTING RIGHTS
All shares of the Fund have equal voting rights (except that Class A and Class B Shares have separate and exclusive voting rights with respect to the Fund’s Rule 12b-1 Plan) and may be voted in the election of directors and on other matters submitted to the vote of shareholders. Under the Fund’s corporate charter, the Fund is not required to hold, and does not expect to hold, annual shareholders’ meetings. However, it will hold special meetings of shareholders as required or deemed desirable for such purposes as electing directors, changing fundamental policies or approving an investment management agreement. As permitted by Maryland law and the Fund’s corporate charter, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as fewer than a majority of the directors holding office have been elected by shareholders. Each member of the Board of Directors serves for a term of unlimited duration, subject to the right of the Board of Directors or the shareholders to remove such director. The Board of Directors has the power to alter the number of directors and to appoint successor directors, provided that, immediately after the appointment of any successor director, at least two-thirds of the directors have been elected by the shareholders of the Fund. However, if at any time less than a majority of the directors holding office has been elected by the shareholders, the directors are required to call a special meeting of shareholders for the purpose of electing directors to fill any existing vacancies in the Board. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all the directors. No amendment may be made to the Fund’s corporate charter without the affirmative vote of a majority of the outstanding shares of the Fund.
Shareholders will vote by Portfolio and not in the aggregate, except when voting in the aggregate is permitted under the laws of the State of Maryland and the Investment Company Act, such as for the election of directors, or when voting by class is appropriate.
In matters which only affect a particular Portfolio or class, the matter shall have been effectively acted upon by a majority vote of that Portfolio or class, even though: (i) the matter has not been approved by a majority vote of any other Portfolio or class; or (ii) the matter has not been approved by a majority vote of the Fund.
As used in the Prospectus and in this SAI, the phrase “majority vote” of a Portfolio or class (or of the Fund, as appropriate) means the vote of the lesser of (i) 67% of the shares of the Portfolio or class (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio or class (Fund).
RETIREMENT PLANS
State Street Bank and Trust Company, a Massachusetts trust company provides the services required for Individual Retirement Plans (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans (SEPs), Savings Incentive Match Plans for Employees (SIMPLEs), Section 403(b) Plans and Qualified Pension and Profit Sharing Plans (“Keoghs”). An annual custodial fee of $20 per Social Security number (rather than per account), will be collected by redemption of shares or fractions thereof from each participant. The Adviser performs plan services for a portion of the fee and during the fiscal year ended July 31, 2008 received $154,597 for its services, of which $46,269 was remitted to State Street Bank and Trust Company. Unusual administrative responsibilities will be subject to such additional charges as will reasonably compensate the custodian for the service involved.
Since a retirement investment program involves a commitment covering future years, it is important that the investor consider his or her needs and whether the investment objective of the Portfolio as described in the Prospectus is likely to fulfill them. Premature termination or curtailment of the plan may result in adverse tax consequences. Consultation with an attorney or other tax adviser regarding these plans is recommended. For further information regarding these plans, contact the Fund.

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OTHER INFORMATION
Principal Holders of Securities
As of October 31, 2008, the following persons owned of record or beneficially more than 5% of the outstanding shares of a class of a Portfolio:

			Type of
Name / Address	Portfolio — Class	% Ownership	Ownership
State Street Bank Custodian	Money Market — Class A	10.21%	Record
SEP A/C Harrison J. Nelson PO Box 206 Cheyenne Wells, CO 80810

Margaret Schnur	Money Market — Class A	7.37%	Record
72532 270th St. Colo, IA 50056

State Street Bank Custodian	Money Market — Class A	6.78%	Record
SEP A/C Tammy Lynn Carrion 6515 24 Avenue Kenosha, WI 53143

State Street Bank Custodian	Money Market — Class A	5.85%	Record
SEP A/C Gary Bruce Ehmke 5238 152nd Rd. Winfield, KS 55436

State Street Bank Custodian	Money Market — Class A	5.69%	Record
SEP A/C Jorge Carrion 6515 24 Avenue Kenosha, WI 53143

State Street Bank Custodian	High Grade Bond — Class B	23.29%	Beneficial
J&R Construction, Inc. Qual. Corp. Pension C/O Dennis Jensen PO Box 1598 Roosevelt, UT 84066

State Street Bank Custodian	High Grade Bond — Class B	6.76%	Beneficial
Robison Construction Qual. Corp. Pension C/O Gary Robison Box 91 Roosevelt, UT 84066

State Street Bank Custodian	Money Market — Class B	19.77%	Record
SIMPLE IRA FBO James A. Mostad 6101 County Rd. 19S Minot, ND 58701

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			Type of
Name / Address	Portfolio — Class	% Ownership	Ownership
State Street Bank Custodian	Money Market — Class B	10.78%	Record
SEP A/C David W. Lawson 304 E. Union Manchester, IA 52057

State Street Bank Custodian	Money Market — Class B	10.44%	Record
SEP A/C Dale R. Wilcox Plaza So PMB148 Tahlequah, OK 74465

Bryan Sullivan	Money Market — Class B	9.30%	Record
800 S. Mustang Rd. Yukon, OK 73099

State Street Bank Custodian	Money Market — Class B	9.18%	Record
SEP A/C Tammy Lynn Carrion 6515 24 Avenue Kenosha, WI 53143

State Street Bank Custodian	Money Market — Class B	8.24%	Record
SEP A/C Jorge Carrion 6515 24 Avenue Kenosha, WI 53143

State Street Bank Custodian	Money Market — Class B	6.05%	Record
SEP A/C Bruce Dinslage 614 E 22nd Street Schuyler, NE 68661

State Street Bank Custodian	Money Market — Class B	5.79%	Record
SEP A/C Sharon A. Peavey 2778 224th St. DeWitt, IA 52742

FBO Farm Bureau Financial Services	High Grade Bond — Class I	93.32%**	Beneficial
Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480

FBO Farm Bureau Financial Services	Strategic Yield — Class I	67.43%**	Beneficial
Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480

Farm Bureau Life Insurance Company*	Strategic Yield — Class I	19.35%	Record
5400 University Avenue West Des Moines, IA 50266

FBO Farm Bureau Financial Services	Managed — Class I	76.53%**	Beneficial
Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480

Farm Bureau Life Insurance Company	Money Market — Class I	83.96%**	Record
5400 University Avenue West Des Moines, IA 50266

James S. Latta	Money Market — Class I	7.81%	Record
PO Box 69 Pinedale, WY 82941

State Street Bank Custodian	Money Market — Class I	5.10%	Record
SEP A/C David W. Lawson 304 E. Union Manchester, IA 52057

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				Type of
Name / Address	Portfolio — Class	% Ownership		Ownership
FBO Farm Bureau Financial Services	Blue Chip — Class I	84.59	%**	Beneficial
Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480

FBO Farm Bureau Financial Services	Value Growth — Class I	58.01	%**	Beneficial
Wells Fargo Bank, NA PO Box 1533 Minneapolis, MN 55480

EquiTrust Investment Management Services, Inc.	Value Growth — Class I	15.19%		Record
5400 University Avenue West Des Moines, IA 50266

*	Farm Bureau Life Insurance Company is a wholly owned Subsidiary of FBL Financial Group, Inc., an Iowa corporation.

**	These shareholders own a controlling interest in a class of a Portfolio. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Portfolio.
Custodian
JP Morgan Chase Bank, N.A., 3 Chase Metrotech Center, Brooklyn, NY 11245, currently serves as custodian of all cash and securities owned by the Fund. The custodian performs no managerial or policy-making functions for the Fund.
Independent Registered Public Accounting Firm
The Fund’s independent registered public accounting firm is Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309. The independent registered public accounting firm audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and performs other professional accounting, auditing and tax services when engaged to do so by the Fund.
Accounting Services
The Fund has entered into an accounting services agreement with the Adviser pursuant to which the Adviser performs accounting services for the Fund. In addition, the agreement provides that the Adviser shall calculate the Fund’s NAV in accordance with the Fund’s current Prospectus and shall prepare, for Fund approval and use, various tax returns and other reports. For such services, each Portfolio pays the Adviser an annual fee, payable monthly, of 0.05% of the Portfolio’s average daily net assets, with the annual fee payable by a Portfolio not to exceed $30,000. During the fiscal years ended July 31, 2008, 2007 and 2006, the aggregate amount of such fees paid to the Adviser were $96,785, $98,773 and $97,628, respectively.
Shareholder Service, Dividend Disbursing and Transfer Agent
The Adviser serves as the Fund’s shareholder service, transfer and dividend disbursing agent. The Adviser, in turn, has contracted with DST Systems, Inc. (“DST”), an unrelated party, to perform certain services incident to the maintenance of shareholder accounts. The Fund pays the Adviser an annual fee of $7.03 to $9.03 per account and miscellaneous activity fees plus out-of-pocket expenses, a portion of which is paid to DST. During the fiscal year ended July 31, 2008, the aggregate amount of such fees paid to the Adviser was $499,646, of which $399,715 was paid to DST.
Code of Ethics
The Fund, Adviser and Distributor have adopted a joint Code of Ethics. Persons (as defined in the Code of Ethics) are permitted to make personal securities transactions (including transactions in securities that may be purchased or held by the Fund), subject to requirements and restrictions set forth in such Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Fund. The Code of Ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular after review by appropriate personnel.

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Legal Matters
The firm of Vedder Price P.C., Chicago, Illinois, is counsel for the Fund and its independent directors.
Registration Statement
The Fund’s Prospectus and this SAI omit certain information contained in the Registration Statement, which the Fund has filed with the Commission under the 1933 Act, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement is available for inspection by the public at the Commission in Washington, D.C.
FINANCIAL STATEMENTS
The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of EquiTrust Series Fund, Inc. for the fiscal year ended July 31, 2008 are incorporated by reference. Shareholders receive the Fund’s audited annual report and the unaudited semi-annual report. Additional copies of such reports may be obtained without charge by contacting the Fund.

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EquiTrust Money Market Fund, Inc.
STATEMENT OF ADDITIONAL INFORMATION
December 1, 2008
EquiTrust Money Market Fund, Inc. (the “Fund”) is a no-load, open-end, diversified management investment company with an investment objective of maximum current income consistent with liquidity and stability of principal.
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated December 1, 2008. The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of the Fund for the fiscal year ended July 31, 2008 are incorporated by reference.
A copy of the Prospectus or Annual Report may be obtained without charge by writing or calling the Fund at the address or telephone number shown below. Terms not defined herein shall have the same meanings given them in the Prospectus.
EquiTrust Mutual Funds
5400 University Avenue
West Des Moines, Iowa 50266
877-860-2904

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INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES
The Fund
The Fund was incorporated under Maryland law on November 5, 1980. The Fund is a no-load, open-end, diversified management investment company.
Investment Objective
The investment objective of the Fund is maximum current income consistent with liquidity and stability of principal and may not be changed without shareholder approval.
The Fund limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 (the “Investment Company Act”). Under Rule 2a-7, the Fund may only purchase United States denominated instruments that are determined to present minimal credit risks and at the time of acquisition are rated in the top two rating categories by the required number of nationally recognized statistical rating organizations (at least two or, if only one such organization has rated the security, that one organization) or, if unrated, are deemed comparable in quality. The diversification requirements of Rule 2a-7 provide generally that the Fund may not, at the time of acquisition, invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities that have not been rated in the highest category by the required number of rating organizations or, if unrated, have not been deemed comparable, except U.S. Government securities and repurchase agreements of such securities.
It is the Fund’s intention, as a general policy, to hold securities to maturity. Nevertheless, the Fund may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity and may reduce or withhold dividends if it deems such actions appropriate to maintain a stable net asset value. In addition, the Fund may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments. Redemptions of Fund shares could also necessitate the sale of portfolio securities at times when such sales would not be otherwise desirable. While the Fund intends to invest in high quality money market instruments, these investments are not entirely without risk. An increase in interest rates will generally reduce the market value of the Fund’s portfolio investments and a decline in interest rates will generally increase the value of the Fund’s portfolio investments. Securities which are not issued or guaranteed by the U.S. Government are subject to the possibility of default by the issuer. Those obligations having the maximum degree of security tend to have proportionately lower yields. Since the Fund’s assets will be invested in securities with short maturities and the Fund will manage its portfolio as described above, the Fund’s portfolio of money market instruments may be expected to turn over several times a year. Since securities with maturities of less than one year are excluded from required portfolio turnover calculations, the Fund’s portfolio turnover rate for reporting purposes is zero. Of course, there can be no assurance that the Fund will achieve its objective.
Investment Strategies and Techniques
Stability of principal is a primary investment objective of the Fund and, while the types of money market securities in which the Fund invests generally are considered to have low principal risk, such securities are not completely risk-free. There is some risk that issuers will fail to meet their principal and interest obligations on a timely basis; therefore there can be no guarantee that the Fund will achieve its objective or that it will maintain a net asset value (“NAV”) of $1.00 per share. The NAV of $1.00 per share has, however, been maintained by the Fund since its inception. Thus, no shareholder has ever lost any principal from an investment in the Fund.
The Fund seeks to achieve its objective by investing in the following money market instruments maturing in 13 months or less from the time of investment, thereby allowing the Fund to maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the principal money market instruments in which the Fund may invest is set forth in the Prospectus under “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS.” The following is intended to augment those descriptions.
Section 4(2) Commercial Paper. The Fund will invest in commercial paper issued by major corporations in reliance on the so-called “private placement” exemption from registration by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”), subject to the above noted requirements with respect to ratings. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to an institutional investor such as the Fund, who agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. EquiTrust Investment Management Services, Inc. (“EquiTrust” or “Adviser”) considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, the paper will be treated as illiquid unless, pursuant to procedures approved by the Board of Directors, a particular investment in

Section 4(2) paper is determined to be liquid. The Adviser monitors the liquidity of the Fund’s investments in Section 4(2) paper on a continuing basis. As stated above, Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold only to institutional investors. If the Fund wants to sell any Section 4(2) paper that it holds, such sale normally must be to another institutional investor or with the assistance of the issuer or an investment dealer who makes a market in the Section 4(2) paper. Due to these restrictions on resale, Section 4(2) paper may be subject to liquidity risk, which is the risk that the Section 4(2) paper cannot be sold quickly at fair value. In addition, the Fund’s investments in commercial paper may be subject to interest rate risk, as described above, and credit risk. Credit risk is the risk that a commercial paper issuer will default or otherwise not honor its financial obligation.
Repurchase Agreements. An instrument under which the Fund acquires a security from the seller who agrees, at the time of the sale, to repurchase the security at a predetermined time and price, thereby determining the yield during the Fund’s holding period. That yield is established by reference to current short-term rates and may be more or less than the interest rate on the underlying security. The value of the underlying security is marked-to-market daily. If the value of the underlying security declined, the seller would be required to provide the Fund with additional cash or securities so that the aggregate value of the underlying securities would be at least equal to the repurchase price.
The Fund may also enter into a special type of repurchase agreement known as an “open repurchase agreement.” An open repurchase agreement varies from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours’ notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but instead is based on a variable interest rate and the duration of the agreement.
Repurchase agreements maturing in more than seven days will not exceed 10% of the net assets of the Fund, and no more than 25% of the net assets of the Fund may be invested in repurchase agreements in which the underlying securities have maturities in excess of one year, although there is no limit to the percentage of the Fund’s assets which may be invested in repurchase agreements that mature in seven days or less and have underlying securities with maturities of one year or less. Net assets are taken at market value at the time of purchase for purposes of the foregoing limitations. Open repurchase agreements are considered to mature in one day.
If a seller of a repurchase agreement were to default, the Fund might experience losses, including delays and expenses in enforcing its rights. To minimize this risk, the Adviser will review the creditworthiness of the seller, and must find such creditworthiness satisfactory before the Fund may enter into the repurchase agreement. Repurchase agreements may be entered into with banks or securities dealers and the underlying securities will consist only of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
Other Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which were not issued as short-term obligations but which have 13 months or less remaining to maturity. The Fund will only invest in such obligations that at the time of purchase are rated AA or Aa or better by S&P or Moody’s. Corporate bonds and debentures are subject to interest rate risk, as described above, and default risk. Default risk is the risk that an issuer of a debt security will default on the payment of the security’s principal and/or interest. Due to the nature of the Fund’s investments, default risk for the Fund should be low.
Floating and Variable Rate Securities. Instruments having rates of interest that are adjusted periodically or that float continuously or periodically according to formulas intended to minimize fluctuation in the value of the instruments (“Variable Rate Securities”). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, a specified market rate such as a bank’s prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed rate obligations. Some Variable Rate Securities have a demand feature (“Variable Rate Demand Securities”) entitling the purchaser to resell the securities at an amount approximately equal to the principal amount thereof plus accrued interest.
As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some specified market rate intended to minimize fluctuation in the value of the instruments. Some of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little, if any, secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Fund determines the maturity of Variable Rate Securities in accordance with the Securities and Exchange Commission (the “Commission”) rules which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

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When-Issued or Delayed Delivery Transactions. From time to time, in the ordinary course of business, the Fund may purchase newly issued securities on a “when-issued” basis and may purchase or sell securities on a “delayed delivery” basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Fund to lock in an attractive purchase price or yield on a security it intends to purchase or an attractive sale price on a security it intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by the Fund and, for delayed delivery purchases, no interest accrues to the Fund. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell such securities before the settlement date if deemed advisable.
At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate liquid securities at least equal in value to the commitment on the Fund’s accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Fund’s accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating NAV so long as the commitment remains in effect.
The market value of the when-issued or delayed delivery securities at any time may be more or less than the purchase price to be paid or the sale price to be received at the settlement date. To the extent that the Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. The Adviser does not believe that the Fund’s NAV or income will be adversely affected overall by the purchase of securities on a when-issued or delayed delivery basis.
The Fund may purchase securities on a when-issued or delayed delivery basis without limit. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Adviser’s intention that the Fund will be fully invested to the extent practicable and subject to the policies stated above.
Obligations of Banks or Savings Institutions. Certificates of deposit, bankers’ acceptances and other short-term debt obligations of commercial banks or savings and loan associations. A bankers’ acceptance is a negotiable short-term draft, generally arising from a bank customer’s commercial transaction with another party, with payment due for the transaction on the maturity date of the customer’s draft. Bankers’ acceptances are highly liquid, but are subject to the risk that either the customer or the accepting bank or both will be unable to pay at maturity. In addition, obligations of banks and savings institutions generally may be subject to credit risk and interest rate risk. The Fund will not invest in any instruments issued by a commercial bank unless the bank has total assets of at least $100 million and has its deposits insured by the Federal Deposit Insurance Corporation (“FDIC”). Similarly, the Fund will not invest in any instrument issued by a savings and loan association unless the savings and loan association has total assets of at least $100 million, has been issued a charter by the Office of Thrift Supervision (“OTS”) or was formerly a member of the Federal Home Loan Bank System and is now subject to regulation by the OTS, and is insured by the FDIC. However, the Fund may invest in an obligation of a bank or savings and loan association with assets of less than $100 million if the principal amount of such obligation is fully covered by FDIC insurance. The FDIC insures the deposits of banks and savings and loan associations up to $100,000 per investor. To remain fully insured as to principal, these investments must currently be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, then the accrued interest in excess of that $100,000 will not be insured. FDIC insurance applies to the Fund’s investments in certificates of deposit but not to bankers’ acceptances.
INVESTMENT RESTRICTIONS
In seeking to achieve its investment objective, the Fund has adopted the following investment restrictions. These are fundamental policies and may not be changed without a majority vote of the outstanding shares of the Fund. As used in this SAI and in the Prospectus, the phrase “majority vote” of the Fund means the vote of the lesser of (i) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund will not:
1.	Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund’s assets (taken at current value at the time of investment) would be invested in securities of that issuer.

2.	Purchase more than 10% of any class of securities of any issuer other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (For this purpose, all outstanding debt securities of an issuer are considered one class.)

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3.	Engage in puts, calls, straddles, spreads or any combination thereof; nor engage in margin purchases, except for use of short-term credits necessary for clearance of purchases and sales of portfolio securities.

4.	Make short sales of securities or maintain a short position in securities.

5.	Invest in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein) or invest in commodities or commodity contracts, including futures contracts.

6.	Invest more than 5% of the value of the Fund’s total assets (taken at current value at the time of investment) in securities of issuers, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which have a record of less than three years’ continuous operations, including predecessors.

7.	Purchase or retain the securities of any issuer if any of the officers or directors of the Fund or the Adviser own individually more than 1/[2] of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

8.	Concentrate its investments in any one industry by investing 25% or more of the value of the Fund’s total assets (taken at current value at the time of investment) in any one industry, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations of banks or savings institutions, or instruments secured by these money market instruments, such as repurchase agreements for U.S. Government securities.

9.	Make loans to others (except through the purchase of debt obligations or repurchase agreements referred to in the Prospectus and this SAI). In addition, the Fund may not invest more than 10% of its net assets (taken at current value at the time of investment) in repurchase agreements maturing in more than seven days.

10.	Borrow money, except from banks for temporary or emergency purposes and in no event in excess of 10% of its gross assets taken at the lesser of cost or market or other fair value (the Fund will not borrow in order to increase income (leveraging) but may borrow to facilitate meeting redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrowings will reduce net investment income); nor will it pledge or mortgage more than 15% of its gross assets taken at cost, except in connection with permissible borrowings discussed immediately above; nor purchase money market instruments while any such permissible borrowings are outstanding.

11.	Act as an underwriter in securities. In this connection, the Fund will not invest more than 10% of the value of its total assets in securities (except repurchase agreements) which are subject to legal or contractual restrictions on resale, or are not readily marketable.

12.	Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

13.	Invest in companies for the purpose of exercising management or control.

14.	Purchase any common stocks or other equity securities, or securities convertible into stock.

15.	Issue senior securities.
In addition, the Fund may not: (a) purchase securities which are subject to legal or contractual restrictions on resale in excess of 5% of the value of the Fund’s net assets; (b) invest in interests in oil, gas or other mineral exploration or development programs or invest in oil, gas, or other mineral leases; (c) pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities would exceed 10% of the Fund’s total net assets; or (d) invest in real estate limited partnerships. These restrictions, (a) through (d), may be changed by the Board of Directors without shareholder approval.

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OFFICERS AND DIRECTORS
The Board of Directors is responsible for the overall supervision of the operations of the Fund under the laws of the state of Maryland and performs the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Directors elects officers of the Fund annually. The officers and directors of the Fund, their ages and principal occupations for the past five years, affiliations, if any, with the Adviser, EquiTrust Marketing Services, LLC (the “Distributor”), and other significant affiliations are set forth below. Corporate positions may, in some instances, have changed during this period. The two directors listed with an asterisk are “interested persons” as defined in the Investment Company Act. Messrs. Lang and Noyce are interested persons of the Fund by virtue of their positions with the Adviser, Distributor or an affiliate thereof.

Number of
		Term of		Portfolios in
		Office &		Fund
	Position(s)	Length		Complex
	Held with	of Time	Principal Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	Fund	Served(1)	During Past Five Years	Director	Held by Director

Interested Persons(2)
Craig A. Lang* (57)	President and Director	Since 2002	Chairman and Director, FBL Financial Group, Inc.; Mr. Lang serves as an officer and/or director/trustee of various affiliates of the foregoing. Dairy Farmer; past Chairman, Grow Iowa Values Fund; past Director, Iowa Department of Economic Development, Cattlemen’s Beef Board and Growmark, Inc.	13	Director, Farm Bureau Bank (San Antonio, Texas), Iowa Telecommunications Services, Inc. (Newton, Iowa); Member, Iowa Board of Regents.

James W. Noyce* (53)	Vice President and Director Chief Financial Officer and Treasurer	Since 2007 1996-2007	Chief Executive Officer and Class A Director, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Executive Officer and Director/Manager, EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC; Vice President and Director/Trustee, EquiTrust Mutual Funds; President, Chief Executive Officer and Director, FBL Leasing Services, Inc.; Vice President, Western Computer Services, Inc.; Vice President and Director Crop1 Insurance Direct, Inc.	13	Director, Berthel Fisher & Company, Inc. and Berthel Fisher & Company Financial Services, Inc.

Dennis M. Marker (57)	Chief Executive Officer	Since 1982	Vice President-Investment Administration, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Compliance Officer, Vice President — Investment Administration and Director/Manager, EquiTrust Investment Services, Inc. and EquiTrust Marketing Services, LLC; Chief Executive Officer, EquiTrust Mutual Funds; Vice President and Director, FBL Leasing Services, Inc.	N/A	N/A

James P. Brannen (46)	Chief Financial Officer and Treasurer	Since 2007	Chief Financial Officer and Chief Administrative Officer, Treasurer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Financial Officer, Treasurer and Director/Manager, EquiTrust Investment Services, Inc. and EquiTrust Marketing Services, LLC; Chief Financial Officer and Treasurer, EquiTrust Mutual Funds; Chief Financial Officer, Chief Administrative Officer, Treasurer and Director, FBL Leasing Services, Inc.; Chief Administrative Officer, Treasurer, Crop1 Insurance Direct, Inc.	N/A	N/A

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Number of
		Term of		Portfolios in
		Office &		Fund
	Position(s)	Length		Complex
	Held with	of Time	Principal Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	Fund	Served(1)	During Past Five Years	Director	Held by Director

Richard J. Kypta (56)	Executive Vice President and General Counsel	Since 2007	Executive Vice President — Farm Bureau Life, General Counsel and Secretary, FBL Financial Group, Inc. and other affiliates of the foregoing; Executive Vice President, General Counsel and Director, EquiTrust Investment Management Services, Inc.; Executive Vice President and General Counsel, EquiTrust Marketing Services, LLC and EquiTrust Mutual Funds; Senior Vice President, General Counsel, Secretary and Director, FBL Leasing Services, Inc., Western Computer Services, Inc. and Crop1 Insurance Direct, Inc.; 2005-2007 Senior Vice President and Chief Operating Officer, Aviva USA Corporation; 2002-2005 Senior Vice President — Structured Settlements, Aviva USA Corporation.	N/A	N/A

John M. Paule (52)	Vice President	Since 2000	Executive Vice President — EquiTrust Life, FBL Financial Group, Inc. and other affiliates of the foregoing; Vice President, Farm Bureau Life Insurance Company; Executive Vice President, EquiTrust Life Insurance Company; Executive Vice President and Director/Manager, EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC; Vice President, EquiTrust Mutual Funds, Western Computer Services, Inc. and Crop1 Insurance Direct, Inc.	N/A	N/A

Charles T. Happel (47)	Vice President- Investments	Since 2008	Vice President-Investments, FBL Financial Group, Inc and other affiliates of the foregoing; President and Director, EquiTrust Investment Management Services, Inc.; Vice President — Investments and Manager, EquiTrust Marketing Services, LLC; Vice President — Investments, EquiTrust Mutual Funds; Vice President and Director, FBL Leasing Services, Inc.; Vice President, Western Computer Services, Inc.

Kristi Rojohn (45)	Chief Compliance Officer, Investment Compliance Vice President and Secretary	Since 1990	Chief Compliance Officer, Investment Compliance Vice President and Secretary, EquiTrust Mutual Funds; Investment Compliance Vice President and Secretary, EquiTrust Investment Management Services, Inc. and other EquiTrust Marketing Services, LLC.	N/A	N/A

Rob Ruisch (42)	Mutual Fund Accounting Director	Since 2005	Mutual Fund Accounting Director, EquiTrust Investment Management Services, Inc., EquiTrust Marketing Services, LLC and EquiTrust Mutual Funds.	N/A	N/A

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				Number of
		Term of		Portfolios in
		Office &		Fund
	Position(s)	Length		Complex
	Held with	of Time	Principal Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	Fund	Served(1)	During Past Five Years	Director	Held by Director

Jennifer Morgan (38)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc., EquiTrust Marketing Services, LLC and EquiTrust Mutual Funds.	N/A	N/A

Lillie Peshel (35)	Assistant Secretary	Since 2008	Assistant Secretary, EquiTrust Investment Management Services, Inc., EquiTrust Marketing Services, LLC and EquiTrust Mutual Funds.	N/A	N/A

Sara Tamisiea (26)	Assistant Secretary	Since 2006	Assistant Secretary, EquiTrust Investment Management Services, Inc., EquiTrust Marketing Services, LLC and EquiTrust Mutual Funds.	N/A	N/A

Jodi Winslow (33)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc., EquiTrust Marketing Services, LLC and EquiTrust Mutual Funds.	N/A	N/A

Independent Persons
Erwin H. Johnson (65) 1841 March Avenue Charles City, Iowa 50616-9115	Director	Since 1989	Farmer; Owner and Manager, Center View Farms, Co.; Farm Financial Planner, Iowa State University Cooperative Extension Service.	13	Director, First Security Bank and Trust Co. (Charles City, Iowa)

Kenneth Kay (65) 51606 590th Street Atlantic, Iowa 50022-8233	Director	Since 1996	President, K-Ranch Inc.	13	Director, First Whitney Bank & Trust (Atlantic, Iowa)

Steven W. Plate (52) c/o Plate, Baker & Co. 1003 Main Street Grinnell, Iowa 50112	Director	Since 2003	CPA/Owner, Plate, Baker & Co., P.C., Certified Public Accountants.	13	N/A

James D. Wallace (53) 1111 Ashworth Road West Des Moines, IA 50265	Director	Since 2004	President and CEO, GuideOne Insurance and various subsidiaries.	13	Director, GuideOne Insurance and various subsidiaries

Erlin J. Weness (64) 1620 Pinewood Drive Worthington, Minnesota 56187	Director	Since 2003	Owner and Operator, Weness Consulting; Extension Educator — Farm Management, University of Minnesota	13	Director, First State Bank Southwest (Worthington, Minnesota), First State Insurance Agency (Worthington, Minnesota), First Rushmore Bancorporation (Worthington, Minnesota), Pioneer Public Television and Community Wind South, LLP

(1)	Officers are elected annually by the Board of Directors and their terms continue until they are replaced or resign. Each director shall serve as a director of the Fund until the next meeting of shareholders called for the purpose of conducting the election of such director or a successor to such director, and until his successor is elected and qualified, or until such director sooner dies, resigns or is removed.

(2)	All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.
Committees of Board of Directors
The Board of Directors has established an Audit Committee. The Audit Committee of the Fund recommends the selection of an independent registered public accounting firm for the Fund, reviews with such independent registered public accounting firm the planning, scope and results of their audit of the Fund’s financial statements and the fees for services performed, reviews the financial statements of the Fund and receives audit reports. The Audit Committee consists of five members, Messrs. Johnson, Kay, Plate, Wallace and Weness, all of whom are independent directors of the Fund. The Audit Committee met two times during the fiscal year ended July 31, 2008.
The Board of Directors has also established a Nominating Committee. The Nominating Committee of the Fund selects and nominates all nominees for those director positions to be held by individuals who are not interested persons of the Fund. The Nominating Committee consists of five members, Messrs. Johnson, Kay, Plate, Wallace and Weness, all of whom are independent directors of the Fund. The Nominating Committee met one time during the fiscal year ended July 31, 2008. Shareholders may submit recommendations for nominees to the Board of Directors to the attention of the Chairman of the Nominating Committee.

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The officers and directors of the Fund also serve in similar capacities as officers and directors of EquiTrust Series Fund, Inc. and as officers and trustees of EquiTrust Variable Insurance Series Fund. All, except one, of the Fund’s officers and interested directors are also officers and directors of the Adviser and/or Distributor or an affiliate thereof. The Fund’s interested directors and officers serve without any compensation from the Fund. Each of the directors not affiliated with the Adviser and/or the Distributor or an affiliate thereof will be compensated by the Fund. Each independent director receives an annual retainer of $10,000 for serving on the boards of all Funds in the EquiTrust Fund Complex, a fee of $1,500 plus expenses for each directors’ meeting of the EquiTrust Fund Complex attended and a fee of $1,000 ($1,250 for committee chairmen) plus expenses for each committee meeting attended. A fee of $250 is paid for each telephonic board or committee meeting attended. For the fiscal year ended July 31, 2008, the Fund paid directors’ fees totaling $28,500.
The following table sets forth compensation received by the independent directors of the Fund for the fiscal year ended July 31, 2008. The information in the last column of the table sets forth the total compensation received by all independent directors for calendar year 2007 for services as a director of the Fund and director/trustee of other funds in the EquiTrust Fund Complex.

		Pension or	Total Compensation
	Aggregate	Retirement Benefits	From All Funds in
	Compensation	Accrued as Part of	the EquiTrust Fund
Name of Director	From the Fund	Fund Expenses	Complex(1)
Mr. Johnson	$5,667	0	$16,000
Mr. Kay	5,667	0	16,000
Mr. Plate	5,667	0	16,000
Mr. Wallace	5,833	0	16,500
Mr. Weness	5,667	0	16,000

(1)	The EquiTrust Fund Complex consists of three registered investment companies with a total of 13 portfolios.
Directors and officers of the Fund do not receive any benefits from the Fund upon retirement, nor does the Fund accrue any expenses for pension or retirement benefits.
The following table sets forth the dollar range of securities in the Fund owned by each director and the aggregate dollar range of securities for all Funds in the EquiTrust Fund Complex owned by each director as of December 31, 2007.

Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of Equity	Overseen by Director in the
Name of Director	Securities in the Fund	EquiTrust Fund Complex(1)
Interested
Craig A. Lang	None	$10,001-$50,000
James W. Noyce	$50,001-$100,000	Over $100,000
Independent
Erwin J. Johnson	$1-$10,000	Over $100,000
Kenneth Kay	$1-$10,000	$1-$10,000
Steven W. Plate	None	$10,001-$50,000
James D. Wallace	None	$1-$10,000
Erlin J. Weness	None	$10,001-$50,000
As of October 31, 2008, the officers and directors as a group owned of record or beneficially less than 1% of the then outstanding shares of the Fund.

(1)	The EquiTrust Fund Complex consists of three registered investment companies with a total of 13 portfolios.

8

INVESTMENT ADVISER
The following information supplements the information set forth in the Prospectus under the heading “Portfolio Management.” Pursuant to an Investment Advisory and Management Services Agreement dated February 23, 1980, as amended May 21, 2003 (the “Agreement”), EquiTrust Investment Management Services, Inc. acts as the Fund’s investment adviser and manager subject to the supervision of the Fund’s Board of Directors. EquiTrust has served as investment adviser and manager since the Fund commenced operations in March 1981. EquiTrust is an indirect subsidiary of FBL Financial Group, Inc., an Iowa corporation. At September 30, 2008, 65.10% of the outstanding voting power of FBL Financial Group, Inc. was owned in shares of various classes by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation. The Adviser also acts as the investment adviser to institutions and two other mutual funds: EquiTrust Series Fund, Inc. and EquiTrust Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.
The Adviser subscribes to leading bond information services and receives published reports and statistical compilations from issuers directly, as well as analyses from brokers and dealers who may execute portfolio transactions for the Fund or the Adviser’s other clients. The Adviser regards this information and material, however, as an adjunct to its own research activities.
Under the Agreement, the Adviser handles the investment and reinvestment of the Fund’s assets and provides for the Fund, at the Adviser’s expense, office space and facilities, simple business equipment, advisory, research and statistical facilities, clerical services and personnel as may be necessary to administer the business affairs of the Fund. The Adviser also has agreed to arrange for any of its officers and directors to serve without salary as directors, officers or agents of the Fund if duly elected to such positions.
As compensation for the investment advisory and management services and the aforementioned facilities and administrative services to be provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee of 0.25% of the average daily net assets, accrued daily and payable monthly. For the fiscal years ended July 31, 2008, 2007 and 2006, the Fund’s investment advisory and management fee expense was $48,385, $44,339 and $41,556, respectively.
The Adviser is not required to pay expenses of the Fund other than as set forth above. The Fund pays other expenses, which include net asset value calculations; portfolio transaction costs; interest on Fund obligations; miscellaneous reports; membership dues; all expenses of registration of its shares under federal and state securities laws; all expenses of shareholders’ and directors’ meetings and of preparing, printing and mailing proxy statements, reports and notices to shareholders; investor services (including allocable telephone and personnel expenses incurred by the Adviser); all taxes and fees payable to federal, state or other governmental authorities; fees and expenses of independent registered public accounting firms, legal counsel, custodian, transfer and dividend disbursing agents and any fees of directors who are not affiliated with the Adviser; and insurance premiums for fidelity bond and other coverage of the Fund’s operations.
The Agreement continues in effect from year-to-year as long as its continuation is approved annually by vote of a majority of the Fund’s outstanding shares or by its Board of Directors, including, in either event, a majority of those directors who are not parties to such agreement or “interested persons” (as such term is defined in the Investment Company Act) of any such party except in their capacities as directors of the Fund. It may be terminated without penalty at any time upon 60 days’ notice by the Adviser, or by the Fund by vote of the Fund’s Board of Directors, or by a majority vote of the Fund’s outstanding shares, and would terminate automatically upon assignment. The Agreement may be amended only with the approval of a majority of the outstanding voting securities of the Fund.
The Agreement was most recently approved for continuance on November 24, 2008, by the Board of Directors, including a vote of a majority of the directors who are not “interested persons” of either party to the Agreement. Unless earlier terminated as described above, the Agreement will remain in effect until November 30, 2009.
The Agreement provides that the Adviser shall not be liable for error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except loss resulting from bad faith, gross negligence or willful misfeasance of the Adviser.
Portfolio Transactions. Purchases and sales of portfolio securities are normally principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There are usually no brokerage commissions paid by the Fund for such purchases and none were paid during the last three fiscal years. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices. The primary consideration in the allocation of transactions is the most favorable price and execution of orders.

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The investment decisions for the Fund are reached independently from those for the other mutual funds and other clients whose investments are managed by EquiTrust. Such other clients may also make investments in money market instruments at the same time as the Fund. When both the Fund and one or more of such clients have amounts available for investment in money market instruments, available investments are allocated as to amount in a manner considered equitable to each. In some cases, this procedure may affect the size or price of the position obtainable for the Fund. It is the opinion of the Adviser that the benefits available because of EquiTrust’s organization outweigh any disadvantages that may arise from exposure to simultaneous transactions. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of the most favorable net results to the Fund.
UNDERWRITING AND DISTRIBUTION
Pursuant to an underwriting agreement dated December 1, 2003, EquiTrust Marketing Services, LLC (the “Distributor”), an affiliate of the Adviser, 5400 University Avenue, West Des Moines, IA 50266, serves as principal underwriter and a distributor for the continuous offering of the Fund’s shares. (Prior to December 1, 2003, EquiTrust Investment Management Services, Inc. served as principal underwriter and distributor for the Fund.) The Distributor has agreed to use its best efforts to distribute shares of the Fund and may enter into selling agreements with other broker/dealers to offer and sell shares of the Fund. The Distributor pays expenses incident to the sale and distribution of Fund shares, including preparation and distribution of literature relating to the Fund and its investment performance, and circulation of advertising and public relations material.
The terms of termination and assignment under the underwriting agreement are the same as those under the investment advisory agreement except that termination for reasons other than assignment of the agreement requires six months’ notice.
The Fund bears the expenses of registration of its shares with the Commission and the cost of qualifying and maintaining the qualification of the Fund’s shares under securities laws of the various states. The Fund also pays expenses incident to the issuance of its shares, such as taxes and transfer and dividend disbursing fees.
PROXY VOTING
The Fund does not invest in voting securities; however, the Fund is required to file its proxy voting record with the Commission. Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-860-2904, and on the Commission’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
It is the Fund’s policy to protect the confidentiality of its portfolio holdings and prevent the selective disclosure of non-public information concerning its portfolio. The Fund maintains policies and procedures that govern the timing and circumstances of portfolio holdings to shareholders and third parties. These policies and procedures have been approved by the Fund’s Board of Directors.
In accordance with Commission regulatory requirements, the Fund files a complete schedule of its holdings within 60 days of the end of each fiscal quarter in either the Fund’s annual or semi-annual reports, or on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov, and annual and semi-annual reports are available, free of charge, on the Fund’s website at www.equitrust.com.
Non-public portfolio holdings information may not be provided to any current or prospective shareholder, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Fund as the Fund does not consider this a legitimate business need. If such persons request portfolio holdings information, they may only be provided with information that is disclosed in the latest reports on Forms N-CSR and N-Q as filed with the Commission.
Non-public portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality: the Adviser; custodian; ratings or ranking agencies; companies that provide analytical services to the Fund and the Adviser; pricing and proxy voting services employed by the Fund; broker- dealers who provide execution or research services for the Fund (including identifying potential buyers and sellers for securities that are held by the Fund); broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable; and companies that provide other services that are deemed to be beneficial to the Fund. All of the aforementioned persons have a duty not to trade on non-public portfolio holdings information. Disclosure of portfolio holdings information to any of the aforementioned persons must be authorized by the Mutual Fund Accounting Director and may be delayed for such period of time as that individual deems appropriate in light of the Fund’s policy to protect the confidentiality of such information.

10

As of the date of this SAI, the Fund has ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency
Institutional Shareholder Services	Portfolio Holdings	Daily
FT Interactive Data	Portfolio Holdings	Daily
JPMorgan Chase Bank, N.A	Portfolio Holdings	Daily
Standard & Poor’s Securities Evaluations Inc.	Portfolio Holdings	Daily
Bloomberg L.P.	Portfolio Holdings	Monthly
Morningstar, Inc.	Portfolio Holdings	Monthly
Lipper, Inc.	Portfolio Holdings	Quarterly
Thomson Financial	Portfolio Holding percentages	Quarterly
The Fund may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to certain individuals or entities. In such cases, disclosure of portfolio holdings information may be made only with prior written approval of the Chief Compliance Officer of the Fund. Such approval may only be given if the disclosure is in the best interest of shareholders invested in the Fund.
Persons who owe a duty of trust or confidence to the Fund may receive non-public portfolio holdings information on an as-needed basis. Such persons include the Fund’s independent registered public accounting firm, counsel to the Fund and to the independent directors and members of the Board of Directors. The Fund believes that all of such persons have a duty not to trade on non-public portfolio holdings information.
The Fund’s Chief Compliance Officer monitors for compliance with the foregoing policies. Any violations of these policies are reported to the Fund’s Board of Directors on a quarterly basis. The Chief Compliance Officer will periodically report to the Board of Directors on: (a) approvals to disclose portfolio holdings information, and (b) the effectiveness of the policies and procedures for disclosure of such information. In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about portfolio holdings.
Any conflict between the interests of shareholders invested in the Fund and the interests of the Adviser or any of its affiliates will be reported to the Board of Directors, which will make a determination of whether it is in the best interests of shareholders to disclose such information.
The Fund may amend its policies and procedures on the disclosure of portfolio holdings information in the future.
NET ASSET VALUE
The NAV per share of the Fund is determined as of the earlier of the close of regular trading on the New York Stock Exchange (the “NYSE”) or 3:00 p.m. (Central time), on each day that (i) the NYSE is open for business and (ii) an order for purchase or redemption of shares of the Fund is received. If the Fund offices should be closed because of a weather-related or comparable type of emergency, and the Fund is unable to segregate orders and redemption requests received on the emergency closed day, then the Fund will price those orders and redemptions at the NAV next determined.
The Fund’s NAV is computed by dividing the total value of the Fund’s securities and other assets, less liabilities (including dividends payable), by the number of Fund shares outstanding. The NAV per share is ordinarily $1.00. The Fund’s total assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the Fund’s portfolio valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value (provided the Board of Directors has reviewed and approved the method of making such estimates), or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for those instruments. If a deviation of 1/2 of 1% or more were to occur between the Fund’s $1.00 per share NAV and the NAV calculated by reference to market valuations, or if there were any other deviation which the Board of Directors believed would result in dilution or other unfair results material to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated. The Fund reserves the right to calculate or estimate the NAV more frequently than once a day if it is deemed desirable.

11

The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a portfolio holding higher yielding securities increases, and when yields increase, the market value of the portfolio invested at lower yields can be expected to decline. In addition, if the Fund has net redemptions at a time when interest rates have increased, the Fund may have to sell portfolio securities prior to maturity at a price below the Fund’s carrying value. Also, because the portfolio generally will be valued at amortized cost rather than market value, any yield quoted may be different if the entire portfolio were valued at market value since amortized cost does not take market fluctuations into consideration.
RETIREMENT PLANS
State Street Bank and Trust Company, a Massachusetts trust company, serves as custodian and provides the services required for Individual Retirement Plans (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans (SEPs), Savings Incentive Match Plans for Employees (SIMPLEs), Section 403(b) Plans and Qualified Pension and Profit Sharing Plans. An annual custodial fee of $20 per Social Security number (rather than per account) will be collected by redemption of shares or fractions thereof from each participant. The Adviser performs plan services for a portion of the fee and during the fiscal year ended July 31, 2008 received $1,880 for its services, of which $333 was remitted to State Street. Unusual administrative responsibilities will be subject to such additional charges as will reasonably compensate the custodian for the service involved.
Since a retirement investment program involves a commitment covering future years, it is important that the investor consider his or her needs and whether the investment objective of the Fund as described in the Prospectus is likely to fulfill them. Premature termination or curtailment of the plan may result in adverse tax consequences. Consultation with an attorney or other tax adviser regarding these plans is recommended. For further information regarding these plans, contact the Fund.
REDEMPTIONS
The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for trading (other than customary weekend and holiday closings); (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonable or practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order permits such suspension for the protection of the Fund’s investors. In such event, redemption will be effected at the NAV next determined after the suspension has been terminated unless the shareholder has withdrawn the redemption request in writing and the request has been received by EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, prior to the day of such determination of NAV.
FEDERAL INCOME TAXATION OF THE FUND
Information concerning the federal income tax consequences to Fund shareholders of buying, holding, exchanging and selling the Fund’s shares may be found in the Prospectus under the heading “FEDERAL INCOME TAXES.”
The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). This special tax status means that the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to shareholders. To preserve its federal income tax status, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any taxable year, it would be taxed in the same manner as a regular corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. Furthermore, in such event, individual and other noncorporate shareholders of the Fund would generally be able to treat such distributions as qualified dividend income eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2010.

12

A non-deductible 4% federal excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution generally is the sum of 98% of the Fund’s net ordinary income for the calendar year, plus 98% of its capital gain net income for the one-year period ending October 31, plus all such net ordinary income and net capital gains for previous years that were not distributed during such years. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.
The discussion under “DISTRIBUTIONS” and “FEDERAL INCOME TAXES” in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial or administrative action, possibly with retroactive effect. Shareholders are therefore advised to consult with their own tax advisors before making an investment in the Fund.
ORGANIZATION OF THE FUND
The Fund is a no-load, open-end, diversified management investment company incorporated under Maryland law on November 5, 1980. The Fund has authorized capital of 500,000,000 shares of capital stock, $0.001 par value per share. All shares of capital stock have equal voting rights and equal rights with respect to dividends, assets, liquidation and redemption. They are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. The shares are transferable without restriction. Full and fractional shares may be issued and each fractional share has proportionately the same rights, including voting, as are provided for a full share.
SHAREHOLDER VOTING RIGHTS
Under the Fund’s corporate charter and by-laws, the Fund is not required to hold, and does not anticipate that it will hold, annual shareholders’ meetings. However, it will hold special meetings of shareholders as required or deemed desirable for such purposes as electing directors, changing fundamental policies or approving an investment management agreement.
Each member of the Board of Directors serves for a term of unlimited duration, subject to the right to remove a director by the Board of Directors or the shareholders. The Board of Directors has the power to alter the number of directors and to appoint successor directors, provided that immediately after the appointment of any successor director, at least two-thirds of the directors have been elected by the shareholders of the Fund. However, if at any time less than a majority of the directors holding office has been elected by the shareholders, the directors are required to call a special meeting of shareholders for the purpose of electing directors to fill any existing vacancies on the Board.
OTHER INFORMATION
Custodian
JP Morgan Chase Bank, N.A., 3 Chase Metrotech Center, Brooklyn, NY, 11245 currently serves as custodian of all cash and securities owned by the Fund. The custodian performs no managerial or policy-making functions for the Fund.
Independent Registered Public Accounting Firm
The Fund’s independent registered public accounting firm is Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309. The independent registered public accounting firm audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and performs other professional accounting, auditing and tax services when engaged to do so by the Fund.
Accounting Services
The Fund has entered into an accounting services agreement with EquiTrust pursuant to which EquiTrust performs accounting services for the Fund. In addition, the Agreement provides that EquiTrust shall calculate the Fund’s NAV in accordance with the Fund’s current Prospectus and prepare for Fund approval and use various tax returns and other reports. For such services, the Fund pays EquiTrust an annual fee, payable monthly, of .05% of the Fund’s average daily net assets, with the annual fee payable by the Fund not to exceed $30,000. During the fiscal years ended July 31, 2008, 2007 and 2006 the aggregate amount of such fees paid to EquiTrust were $9,677, $8,868 and $8,311, respectively.

13

Shareholder Service, Dividend Disbursing and Transfer Agent
EquiTrust serves as the Fund’s Shareholder Service, Dividend Disbursing and Transfer Agent. EquiTrust in turn has contracted with DST Systems, Inc. (“DST”), an unrelated party, to perform certain services incident to the maintenance of shareholder accounts. The Fund pays EquiTrust an annual fee of $9.03 per account and miscellaneous activity fees plus out-of-pocket expenses, a portion of which is paid to DST. During the fiscal year ended July 31, 2008, the aggregate amount of such fees paid to EquiTrust was $64,824, all of which was reimbursed to the Fund, and $36,887 was paid to DST by EquiTrust.
Code of Ethics
The Fund, Adviser and Distributor have adopted a joint Code of Ethics. Persons (as defined in the Code of Ethics) are permitted to make personal securities transactions (including transactions in securities that may be purchased or held by the Fund), subject to requirements and restrictions set forth in such Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Fund. The Code of Ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities and requires the reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.
Legal Matters
The firm of Vedder Price P.C., Chicago, Illinois, is counsel for the Fund and its independent directors.
Registration Statement
The Fund’s Prospectus and this SAI omit certain information contained in the Registration Statement, which the Fund has filed with the Securities and Exchange Commission under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.
FINANCIAL STATEMENTS
The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of EquiTrust Money Market Fund, Inc. for the fiscal year ended July 31, 2008 are incorporated by reference. Shareholders receive the Fund’s audited annual report and the unaudited semi-annual report. Additional copies of such reports may be obtained without charge by contacting the Fund.

14

EquiTrust Series Fund, Inc.
Annual Report
July 31, 2008

5400 University Avenue
West Des Moines, IA 50266
1-877-860-2904
1-515-225-5586
www.equitrust.com
This report is not to be distributed
unless preceded or accompanied
by a prospectus.
Shareholder Account Access
now available at
www.equitrust.com
737-028(08)

PRESIDENT’S LETTER
Dear Shareholders:
     For this report, it is prudent to first address the current macroeconomic environment before discussing the performance of the markets in general. Judging by measures such as employment, income, industrial production and domestic sales, the U.S. economy appears to have peaked near the end of 2007 and has slowed notably since then. While not yet officially labeled as such, many observers note the current environment looks and feels like a recession, particularly for the U.S. consumer.
     You are likely well aware of the challenges facing U.S. consumers. The rapid rise in the price of oil over the past twelve months has driven up the price of gasoline and contributed to increased food prices. With staples demanding more of Americans’ income, there is simply less available for discretionary items. Because the U.S. housing market remains weak, declining home values have likely also contributed to contracting consumer purchases. Further, unemployment increased during the first half of 2008, with the latest reading showing 6.1% compared to less than 5% at the beginning of the year. To no surprise, measures of consumer sentiment have fallen to recessionary levels amidst rising prices and falling employment.
     The U.S. government has intervened on several fronts, though with modest success near-term. Federal Reserve Chairman Ben Bernanke, along with the Federal Open Market Committee, has cut 2.25% off the fed funds rate since the beginning of 2008. The Fed has traditionally used rate cuts to support a weakening economy or jump-start growth. Congress and the White House have also attempted to offset the weakening economy. This spring’s tax rebate stimulus checks were an attempt to keep U.S. consumers spending in spite of their abilities otherwise.
     Turning to the financial markets, the domestic and global equity markets peaked in 2007 at nearly the same time as the U.S. economy. During the EquiTrust Series Fund’s fiscal year ended July 31, 2008, the S&P 500 lost 11.09% on a total return basis. International stocks fared a little worse, with the developed markets’ MSCI EAFE Index falling 11.73%.
     Fixed-income returns were better than those of equities over the 12-month period, with the highest quality benchmarks showing the best performance. The Lehman Brothers U.S. Treasury Index returned 8.99% for the period, while the Lehman Brothers U.S. Aggregate Index gained 6.15%. Lower quality fixed-income issues were flat, with the Lehman Brothers U.S. Corporate High Yield Index returning (0.03)%.
     The declines in the equity markets can be discouraging, but they also provide opportunities for individuals investing for the long-term. We encourage you to follow an asset allocation plan and to continue adding to your account when the financial markets present long-term opportunities. The EquiTrust Series Fund (the “Fund”) portfolios offer investors exposure to the domestic equity and fixed income markets.
     We appreciate your investment in the Fund and we take seriously our task of seeking to grow and protect that investment. Thank you for your continued support of the Fund.

Craig A. Lang
President
September 15, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
PERFORMANCE GRAPH WORKSHEET
Comparison of Change in Value of $10,000 Investment in
the High Grade Bond Portfolio and Lehman Brothers U.S. Aggregate Index
     Treasury yields fell over the twelve-month period ended July 31, 2008. During this same period, the two-year U.S. Treasury fell 128 basis points (“bp”) (1.28%) to 3.24%, the ten-year U.S. Treasury fell 79 bp (0.79%) to 3.95% and the thirty-year U.S. Treasury fell 33 bp (0.33%) to 4.57%.
     During the twelve-month period ended July 31, 2008, the High Grade Bond Portfolio underperformed the Lehman Brothers U.S. Aggregate Index, as reflected by the 0.82% and 0.53% non-standardized total returns produced by Class A and B shares, respectively, versus the 6.15% total return produced by the Index.
     The total returns for the major components of the Index for this period were as follow: U.S. fixed rate mortgage-backed securities (36% of the Index), 7.04%; U.S. Treasury securities (22% of the Index) 8.99%; and U.S. investment grade corporate securities (20% of the Index), 1.95%. The effective duration1 of the Index was 4.78. In comparison, the Portfolio had approximately 49% of its assets in mortgage-backed securities, 36% in corporate securities, 12% in cash equivalents and 3% in commercial mortgage-backed securities and had an effective duration of 5.15. Based on this measure, both the Portfolio and the Index would be expected to respond relatively the same to any given movement in interest rates. However, the Portfolio underperformed the Index due to its greater exposure to underperforming corporate issues and cash, and its lesser exposure to outperforming Treasury issues coupled with Portfolio expenses.
     Credit spreads remain at historically wide levels and appear to be pricing in a very dire economic outlook. Given we believe these spread levels are compensating us for this risk, we continue to plan to avoid the U.S. Treasury market and remain largely invested in spread assets while maintaining a duration near that of the Index.
     During the reporting period, the major changes to the Portfolio were a 17% decrease in its exposure to corporate securities, a 13% increase in mortgage-backed securities, a 3% increase in commercial mortgage-backed securities and a 1% decrease in cash equivalents.

[1]	Duration is a measure of interest rate risk for individual securities and portfolios. The lower the duration for a security or portfolio, the less sensitive it is to movements in interest rates.

PERFORMANCE GRAPH WORKSHEET
Comparison of Change in Value of $10,000 Investment in
the Strategic Yield Portfolio and Lehman Brothers U.S. Credit/High Yield Index
     During the twelve-month period ended July 31, 2008, the (2.68)% and (2.99)% total returns produced by the Strategic Yield Class A and B shares, respectively, were less than the 2.23% total return produced by the Lehman Brothers U.S. Credit/High Yield Index.
     The two components and their total returns for the U.S. Credit/High Yield Index over this period were as follows: U.S. investment grade credit securities (81% of the Index), 2.85%; and U.S. high yield securities (19% of the Index), (0.03)%. In comparison, the Portfolio had approximately 48% of its assets invested in corporate securities rated non-investment grade or high yield by Moody’s and/or Standard & Poor’s, 47% of its assets invested in corporate securities rated investment grade by both Moody’s and Standard & Poor’s, and 5% of its assets invested in cash equivalents.
     The Portfolio realized a lower return than the Index during the period mainly because of its larger exposure to high yield issues, coupled with Portfolio expenses and the underperformance of specific issues, primarily in the financial sector.
     During the period, the major changes to the Portfolio were a 4% decrease in its exposure to high yield issues, a 13% increase in investment grade rated issues and a 9% decrease in cash equivalents.
     High yield and investment grade spreads are currently at very wide levels. Given our outlook for continued difficult economic conditions, investment grade issues appear more attractive at this time relative to high yield issues.

PERFORMANCE GRAPH WORKSHEET
Comparison of Change in Value of $10,000 Investment in
the Managed Portfolio and S&P 500 Stock Composite Index
     For the twelve-month period ended July 31, 2008, the Managed Portfolio’s Class A and B shares generated returns of (4.13)% and (4.48)%, respectively, compared to the S&P 500 Stock Composite Index return of (11.09)%. This Portfolio is a tactical asset allocation portfolio, with an investment emphasis on securities producing income with the potential for capital appreciation. For this reason, neither its performance nor its constitution will likely mirror any one particular equity index over long periods of time.
     The Portfolio’s allocation has shifted noticeably from a year ago. In January, some of the Portfolio’s GNMA holdings were sold to take advantage of gains in those securities caused by the decline in market interest rates. Initially, the proceeds from these sales were held as cash. In the months following, however, we found attractive equities and so deployed the proceeds and other cash into stocks. At July 31, 2008, the Portfolio’s allocation was roughly 74% equity, 23% high quality fixed-income and just over 3% cash, compared to weights of 62%, 28% and 9%, respectively, a year ago.
     The Portfolio outperformed the Index due to its better performing equity holdings and the positive returns from its fixed-income and cash positions. Although the Portfolio’s equity position recorded a negative return for the period, it was less than the Index’s loss. In particular, the Portfolio benefited from better returns from its energy, financial and health care holdings that were partially offset by the underperformance of its industrials and technology exposure. Cash and high quality fixed-income issues generally outperformed the Index. The Portfolio’s cash and fixed-income holdings are less than 30% of its assets, but its allocations in those securities drove half of its outperformance relative to the Index.

PERFORMANCE GRAPH WORKSHEET
Comparison of Change in Value of $10,000 Investment in
the Value Growth Portfolio and S&P 500 Stock Composite Index
     The Value Growth Portfolio outperformed the S&P 500 Stock Composite Index for the twelve months ended July 31, 2008, with the Class A and B shares returning (8.31)% and (8.67)%, respectively, compared to (11.09)% for the Index.
     The decline among individual stocks was broad over the twelve-month period, with more than 70% of the Index constituents recording at least a modest decline. Losses were heaviest and most significant among the financials sector, though the consumer discretionary, industrials and technology sectors also declined for the period. Stocks of consumer staples like PepsiCo, Procter & Gamble and Colgate fared the best.
     The Portfolio realized a decline for the period but it was less than the Index. We underweighted financial stocks and this benefited performance, while the Portfolio’s health care position additionally boosted performance relative to the Index. Weaker performing positions in the industrials and utilities sector partially offset the Portfolio’s strong performance in financials and health care.
     We have found attractive opportunities among large company stocks in the past twelve months, and the Portfolio has consequently moved to a higher equity weight from a year ago. As a result, for the 3-month period ended July 31, 2008, the Portfolio’s investments in cash and cash equivalents were at their lowest level since the Portfolio Manager change in March 2000.

PERFORMANCE GRAPH WORKSHEET
Comparison of Change in Value of $10,000 Investment in
the Blue Chip Portfolio and S&P 500 Stock Composite Index
     The Blue Chip Portfolio is designed to represent the large-capitalization sector of the domestic equity market and remains substantially invested in approximately 50 such common stock issues. Given the Portfolio’s constitution, its performance will track with that of the broad-market S&P 500 Stock Composite Index, but will be most similar to that of the large-capitalization segment within the Index.
     The Portfolio’s Class A and B shares generated non-standardized returns of (12.20)% and (12.46)%, respectively, for the twelve months ended July 31, 2008. This compares to (11.09)% for the Index. The Index’s mid-sized constituents performed the best for the period, with the largest declines occurring among its larger constituents. Because the Portfolio has limited exposure to the former, it experienced the Index’s heavier losses and consequently underperformed for the period.
     The Blue Chip Portfolio is concentrated in the Index’s largest companies, which includes names such as General Electric, Bank of America, Johnson & Johnson and Proctor & Gamble. We expect the Portfolio to perform similarly to the Index as long as the Index’s performance is driven by the largest domestic stocks.

PORTFOLIO HOLDINGS
July 31, 2008

Value Growth Portfolio
by Industry Sector
High Grade Bond Portfolio
by Credit Quality and Type of Security**
Strategic Yield Portfolio
by Credit Quality and Type of Security**

*	This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

**	Credit quality as reported by Standard & Poor’s.

PORTFOLIO HOLDINGS
July 31, 2008

Managed Portfolio
by Industry Sector
Money Market Portfolio
by Asset Type
Blue Chip Portfolio
by Industry Sector

*	This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

EXPENSE EXAMPLE
     As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charges (loads) on purchase payments (Class A shares only, except for the Money Market Portfolio), or contingent deferred sales charges if your investment is held for six years or less (Class B shares only); and (2) ongoing costs, including management fees; distribution (12b-1) fees (Class A and Class B shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a given Portfolio and Share Class of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on February 1, 2008 and held until July 31, 2008.
Actual Expenses
     The first line for each Portfolio and Share Class in the following table provides information about actual account values and actual expenses for that Portfolio and Share Class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the same Portfolio and Share Class to estimate the expenses you paid on your account during this period. The Fund also charges Class A and Class B shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of Class A and Class B accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.
Hypothetical Example for Comparison Purposes
     The second line for each Portfolio and Share Class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of that Portfolio and Share Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Portfolio and Share Class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a given Portfolio and Share Class of the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund also charges Class A and Class B shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of Class A and Class B accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) (Class A shares only, except for the Money Market Portfolio) or contingent deferred sales charges (Class B shares only). Therefore, the second line for each Portfolio and Share Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid	Annualized
	Value	Value	During Period	Expense
Portfolio and Share Class	2/01/2008	7/31/2008	2/1/2008 - 7/31/2008	Ratio (1)

Value Growth — Class A				1.42%
Actual	$1,000	$953.90	$6.90
Hypothetical (2)	$1,000	$1,017.94	$7.12

Value Growth — Class B				1.73%
Actual	$1,000	$952.50	$8.42
Hypothetical (2)	$1,000	$1,016.38	$8.69

Value Growth — Class I				0.69%
Actual	$1,000	$957.70	$3.36
Hypothetical (2)	$1,000	$1,021.56	$3.47

High Grade Bond — Class A				1.53%
Actual	$1,000	$969.30	$7.47
Hypothetical (2)	$1,000	$1,017.41	$7.65

High Grade Bond — Class B				1.92%
Actual	$1,000	$967.20	$9.41
Hypothetical (2)	$1,000	$1,015.44	$9.64

High Grade Bond — Class I				0.65%
Actual	$1,000	$973.40	$3.20
Hypothetical (2)	$1,000	$1,021.75	$3.28

Strategic Yield — Class A				1.69%
Actual	$1,000	$968.80	$8.29
Hypothetical (2)	$1,000	$1,016.58	$8.49

Strategic Yield — Class B				2.01%
Actual	$1,000	$967.30	$9.81
Hypothetical (2)	$1,000	$1,015.03	$10.05

Strategic Yield — Class I				0.86%
Actual	$1,000	$972.80	$4.22
Hypothetical (2)	$1,000	$1,020.72	$4.33

Managed — Class A				1.60%
Actual	$1,000	$952.50	$7.77
Hypothetical (2)	$1,000	$1,017.04	$8.02

Managed — Class B				1.90%
Actual	$1,000	$950.40	$9.23
Hypothetical (2)	$1,000	$1,015.54	$9.53

Managed — Class I				0.83%
Actual	$1,000	$955.40	$4.05
Hypothetical (2)	$1,000	$1,020.86	$4.19

Money Market — Class A (3)				1.76%
Actual	$1,000	$1,003.70	$8.76
Hypothetical (2)	$1,000	$1,016.26	$8.81

Money Market — Class B (3)				1.70%
Actual	$1,000	$1,003.80	$8.47
Hypothetical (2)	$1,000	$1,016.54	$8.53

Money Market — Class I				0.93%
Actual	$1,000	$1,007.70	$4.65
Hypothetical (2)	$1,000	$1,020.36	$4.68

Blue Chip — Class A				1.33%
Actual	$1,000	$913.10	$6.31
Hypothetical (2)	$1,000	$1,018.40	$6.66

Blue Chip — Class B				1.57%
Actual	$1,000	$911.90	$7.46
Hypothetical (2)	$1,000	$1,017.20	$7.87

Blue Chip — Class I				0.47%
Actual	$1,000	$916.90	$2.22
Hypothetical (2)	$1,000	$1,022.68	$2.35

(1)	Expenses are equal to the Annualized Expense Ratio as shown in the table for each Portfolio and Class, multiplied by the average account value over the period, multiplied by 182 days and divided by 366 to reflect the one-half year period.

(2)	Hypothetical examples are based on 5% return before expenses.

(3)	Transfer agent fees were waived during the period 5/14/2008 through 7/31/2008 affecting Money Market Class A and Class B shares. Without the waiver, Class A actual and hypothetical expenses paid during the period 2/1/2008 — 7/31/2008 would have been $8.78 and $8.83 with an annualized expense ratio of 1.76%. Without the waiver, Class B actual and hypothetical expenses paid during the period 2/1/2008 — 7/31/2008 would have been $9.95 and $10.00 with an annualized expense ratio of 2.00%.

		High	Strategic		Money
	Value Growth	Grade Bond	Yield	Managed	Market	Blue Chip
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments in securities, at value (cost—$66,923,814; $14,836,677; $12,249,162; $39,398,965; $3,848,532; and $34,854,495, respectively)	$66,957,925	$14,199,023	$11,327,035	$41,584,150	$3,848,532	$50,255,061
Cash	—	—	—	—	4,977	—
Receivables:
Accrued dividends and interest	65,752	121,291	217,892	89,501	817	78,792
Fund shares sold	3,058	1,967	126	3,941	—	3,627
Prepaid expense and other assets	2,184	454	379	1,331	115	1,705

Total Assets	67,028,919	14,322,735	11,545,432	41,678,923	3,854,441	50,339,185

LIABILITIES
Payable to EquiTrust Investment Management Services, Inc.	29,004	6,918	7,416	21,021	1,208	29,679
Payable for fund shares redeemed	33,647	—	—	—	—	2,025
Dividends payable	—	2,642	8,486	—	2,498	—
Accrued expenses	20,481	8,758	7,430	10,561	6,902	12,486

Total Liabilities	83,132	18,318	23,332	31,582	10,608	44,190

NET ASSETS	$66,945,787	$14,304,417	$11,522,100	$41,647,341	$3,843,833	$50,294,995

ANALYSIS OF NET ASSETS
Capital stock (5,000,000,000 shares authorized, $0.001 par value)	$4,749	$1,441	$1,306	$2,976	$3,843	$1,249
Paid-in capital	69,815,085	14,793,680	13,337,230	39,468,484	3,839,990	34,137,437
Accumulated undistributed net investment income	465,982	—	—	43,375	—	530,355
Accumulated undistributed net realized gain (loss) from investment transactions	(3,374,140)	146,950	(894,309)	(52,679)	—	225,388
Net unrealized appreciation (depreciation) of investments	34,111	(637,654)	(922,127)	2,185,185	—	15,400,566

NET ASSETS	$66,945,787	$14,304,417	$11,522,100	$41,647,341	$3,843,833	$50,294,995

		High	Strategic		Money
	Value Growth	Grade Bond	Yield	Managed	Market	Blue Chip
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
NET ASSET VALUE PER SHARE
Class A: Net Assets	$49,171,332	$7,147,755	$6,060,651	$27,537,617	$704,565	$30,247,398
Shares issued and outstanding	3,492,602	720,323	686,269	1,968,923	704,565	751,524
Net asset value and redemption price per share	$14.08	$9.92	$8.83	$13.99	$1.00	$40.25

Public offering price per share (net asset value per share divided by 94.25%, 96.25%, 96.25%, 94.25%, 100% and 94.25%, respectively)	$14.94	$10.31	$9.17	$14.84	$1.00	$42.71

Class B: Net Assets	$7,826,339	$1,634,391	$1,173,465	$5,214,215	$288,976	$8,736,744
Shares issued and outstanding	557,420	164,770	132,875	373,014	288,976	217,486
Net asset value per share	$14.04	$9.92	$8.83	$13.98	$1.00	$40.17

Class I: Net Assets	$9,948,116	$5,522,271	$4,287,984	$8,895,509	$2,850,292	$11,310,853
Shares issued and outstanding	696,752	556,177	485,776	632,231	2,850,292	278,504
Net asset value per share	$14.28	$9.93	$8.83	$14.07	$1.00	$40.61

See accompanying notes.

		High	Strategic		Money
	Value Growth	Grade Bond	Yield	Managed	Market	Blue Chip
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends	$1,419,416	$—	$8,087	$699,427	$—	$1,438,507
Interest	143,221	832,743	873,606	707,148	127,589	46,339
Less foreign tax withholding	(5,863)	—	—	(3,358)	—	—

Total Investment Income	1,556,774	832,743	881,693	1,403,217	127,589	1,484,846
EXPENSES
Paid to Affiliates:
Investment advisory and management fees	373,259	58,739	68,139	267,364	9,017	145,832
Transfer and dividend disbursing agent fees	158,253	29,142	31,245	109,495	5,791	164,849
Distribution fees	185,115	28,849	23,476	105,194	2,984	142,929
Administrative service fees	160,407	23,221	19,741	88,780	2,316	113,869
Accounting fees	30,000	7,342	6,194	22,280	1,803	29,166
Custodian fees	17,922	8,625	7,239	14,988	6,522	15,915
Professional fees	31,624	11,689	10,823	19,104	9,280	23,032
Directors’ fees and expenses	10,748	2,097	1,774	6,410	511	8,389
Reports to shareholders	21,896	4,347	3,659	13,158	1,061	16,890
Registration fees	10,769	7,533	7,451	8,826	6,586	9,115
Miscellaneous	8,065	1,504	1,334	4,730	341	6,205

Total Expenses	1,008,058	183,088	181,075	660,329	46,212	676,191
Waiver of fees	—	—	—	—	(408)	—
Expense reimbursement	—	—	(2,012)	—	(3,043)	—
Fees paid indirectly	(1,466)	(199)	(213)	(782)	(167)	(987)

Net Expenses	1,006,592	182,889	178,850	659,547	42,594	675,204

Net Investment Income	550,182	649,854	702,843	743,670	84,995	809,642
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	(1,407,270)	156,213	19,285	147,770	—	225,538
Change in unrealized appreciation (depreciation) of investments	(5,266,232)	(664,505)	(1,018,332)	(2,629,918)	—	(8,076,362)

Net Loss on Investments	(6,673,502)	(508,292)	(999,047)	(2,482,148)	—	(7,850,824)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,123,320)	$141,562	$(296,204)	$(1,738,478)	$84,995	$(7,041,182)

See accompanying notes.

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Value Growth		High Grade Bond		Strategic Yield
	Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31, 2008	July 31, 2007	July 31, 2008	July 31, 2007	July 31, 2008	July 31, 2007
OPERATIONS
Net investment income	$550,182	$1,140,869	$649,854	$669,702	$702,843	$774,396
Net realized gain (loss) from investment transactions	(1,407,270)	4,952,414	156,213	2,818	19,285	10,130
Change in unrealized appreciation (depreciation) of investments	(5,266,232)	4,312,528	(664,505)	80,714	(1,018,332)	57,686

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,123,320)	10,405,811	141,562	753,234	(296,204)	842,212
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class A	(905,001)	(374,226)	(316,102)	(300,523)	(358,984)	(383,583)
Class B	(94,428)	(35,889)	(64,889)	(121,954)	(64,213)	(102,566)
Class I	(225,510)	(105,329)	(268,863)	(247,225)	(279,646)	(288,247)
Net realized gain from investment transactions:
Class A	(913,028)	—	—	—	—	—
Class B	(144,929)	—	—	—	—	—
Class I	(168,562)	—	—	—	—	—

Total Dividends and Distributions	(2,451,458)	(515,444)	(649,854)	(669,702)	(702,843)	(774,396)
CAPITAL SHARE TRANSACTIONS	(4,021,325)	(7,315,633)	838,698	(395,360)	(734,538)	525,093

Total Increase (Decrease) in Net Assets	(12,596,103)	2,574,734	330,406	(311,828)	(1,733,585)	592,909
NET ASSETS
Beginning of year	79,541,890	76,967,156	13,974,011	14,285,839	13,255,685	12,662,776

End of year (including accumulated undistributed net investment income as set forth below)	$66,945,787	$79,541,890	$14,304,417	$13,974,011	$11,522,100	$13,255,685

Accumulated Undistributed Net Investment Income	$465,982	$1,140,739	$—	$—	$—	$—

	Managed		Money Market		Blue Chip
	Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31, 2008	July 31, 2007	July 31, 2008	July 31, 2007	July 31, 2008	July 31, 2007
OPERATIONS
Net investment income	$743,670	$1,163,251	$84,995	$129,763	$809,642	$725,416
Net realized gain (loss) from investment transactions	147,770	1,942,685	—	—	225,538	2,400,482
Change in unrealized appreciation (depreciation) of investments	(2,629,918)	1,260,956	—	—	(8,076,362)	6,187,341

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,738,478)	4,366,892	84,995	129,763	(7,041,182)	9,313,239
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class A	(473,434)	(702,928)	(12,123)	(17,971)	(356,138)	(359,346)
Class B	(66,792)	(148,765)	(3,789)	(7,717)	(79,959)	(88,884)
Class I	(209,320)	(262,442)	(69,083)	(104,075)	(214,214)	(218,485)
Net realized gain from investment transactions:
Class A	(1,283,212)	(2,388,161)	—	—	(1,166,903)	—
Class B	(246,994)	(612,081)	—	—	(337,773)	—
Class I	(375,849)	(691,415)	—	—	(413,024)	—

Total Dividends and Distributions	(2,655,601)	(4,805,792)	(84,995)	(129,763)	(2,568,011)	(666,715)
CAPITAL SHARE TRANSACTIONS	(90,833)	1,544,455	653,952	(189,317)	(2,892,819)	(3,890,035)

Total Increase (Decrease) in Net Assets	(4,484,912)	1,105,555	653,952	(189,317)	(12,502,012)	4,756,489
NET ASSETS
Beginning of year	46,132,253	45,026,698	3,189,881	3,379,198	62,797,007	58,040,518

End of year (including accumulated undistributed net investment income as set forth below)	$41,647,341	$46,132,253	$3,843,833	$3,189,881	$50,294,995	$62,797,007

Accumulated Undistributed Net Investment Income	$43,375	$49,251	$—	$—	$530,355	$371,024

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO
July 31, 2008

	Shares
	Held	Value
COMMON STOCKS (97.20%)
BUSINESS SERVICES (6.63%)
Adobe Systems Inc. (1)	10,900	$450,715
eBay Inc. (1)	20,155	507,301
Intuit Inc. (1)	14,060	384,260
Microsoft Corp.	53,553	1,377,383
Oracle Corp. (1)	45,090	970,788
Symantec Corp. (1)	35,583	749,734

		4,440,181
CHEMICALS AND ALLIED PRODUCTS (14.93%)
Abbott Laboratories	12,450	701,433
Amgen Inc. (1)	7,590	475,362
Colgate-Palmolive Co.	6,375	473,471
Dow Chemical Co. (The)	4,890	162,886
E. I. du Pont de Nemours and Co.	17,765	778,285
Johnson & Johnson	27,539	1,885,595
K-V Pharmaceutical Co.-Class A (1)	15,150	310,423
Mylan Inc. (1)	27,870	361,474
Novartis AG	6,970	413,670
Pfizer Inc.	75,674	1,412,834
Procter & Gamble Co. (The)	17,650	1,155,722
Schering-Plough Corp.	19,940	420,335
Teva Pharmaceutical Industries Ltd.	23,334	1,046,297
Wyeth	9,830	398,312

		9,996,099
COMMUNICATIONS (3.06%)
AT&T Inc.	20,105	619,435
Comcast Corp.-Class A	25,237	520,387
Embarq Corp.	3,800	173,926
Sprint Nextel Corp.	19,593	159,487
Verizon Communications Inc.	16,870	574,255

		2,047,490
DEPOSITORY INSTITUTIONS (4.37%)
Bank of America Corp.	18,272	601,149
Bank of New York Mellon Corp. (The)	21,602	766,871
Citigroup Inc.	25,389	474,520
National City Corp.	10,030	47,442
New York Community Bancorp, Inc.	29,770	494,777
U.S. Bancorp	10,922	334,322
Wachovia Corp.	11,922	205,893

		2,924,974
EATING AND DRINKING PLACES (0.26%)
Chipotle Mexican Grill, Inc. (1)	2,500	171,250
ELECTRIC, GAS, AND SANITARY SERVICES (3.42%)
Atmos Energy Corp.	15,103	399,776
CMS Energy Corp.	31,400	423,900
Integrys Energy Group, Inc.	11,392	581,676
Pepco Holdings, Inc.	13,530	337,438

	Shares
	Held	Value
Pinnacle West Capital Corp.	9,900	$332,343
Waste Management, Inc.	6,000	213,240

		2,288,373
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (7.61%)
Cisco Systems, Inc. (1)	50,200	1,103,898
Emerson Electric Co.	5,800	282,460
General Electric Co.	92,025	2,603,387
Helen of Troy Ltd. (1)	12,088	248,529
Intel Corp.	25,100	556,969
QUALCOMM Inc.	5,400	298,836

		5,094,079
FABRICATED METAL PRODUCTS (0.93%)
Illinois Tool Works Inc.	13,310	623,573
FOOD AND KINDRED PRODUCTS (4.12%)
Anheuser-Busch Companies, Inc.	8,955	606,791
Coca-Cola Co. (The)	13,110	675,165
Coca-Cola FEMSA, S.A.B. de C.V.	4,200	238,434
Dr Pepper Snapple Group, Inc. (1)	14,100	291,447
Kraft Foods Inc.	9,600	305,472
PepsiCo, Inc.	9,635	641,306

		2,758,615
FOOD STORES (0.59%)
Kroger Co. (The)	13,998	395,863
FORESTRY (0.52%)
Weyerhaeuser Co.	6,520	348,559
GENERAL MERCHANDISE STORES (2.61%)
Target Corp.	16,110	728,655
Wal-Mart Stores, Inc.	17,335	1,016,178

		1,744,833
HOLDING AND OTHER INVESTMENT OFFICES (1.40%)
Adams Express Co. (The)	31,680	376,358
H&Q Life Sciences Investors	44,907	559,092

		935,450
INDUSTRIAL MACHINERY AND EQUIPMENT (4.97%)
3M Co.	16,485	1,160,379
EMC Corp. (1)	67,200	1,008,672
Hewlett-Packard Co.	5,870	262,976
Ingersoll-Rand Co. Ltd.-Class A	15,875	571,500
Sigma Designs, Inc. (1)	18,300	320,982

		3,324,509
INSTRUMENTS AND RELATED PRODUCTS (7.07%)
Agilent Technologies, Inc. (1)	12,000	432,720
Becton, Dickinson and Co.	13,246	1,124,718
Danaher Corp.	2,900	230,985
Medtronic, Inc.	16,660	880,148
Stryker Corp.	8,670	556,527

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (continued)

	Shares
	Held	Value
COMMON STOCKS (continued)
INSTRUMENTS AND RELATED PRODUCTS (continued)
Thermo Fisher Scientific Inc. (1)	18,144	$1,098,075
Zimmer Holdings, Inc. (1)	5,980	412,082

		4,735,255
INSURANCE AGENTS, BROKERS AND SERVICE (0.56%)
Arthur J. Gallagher & Co.	14,850	377,636
INSURANCE CARRIERS (3.71%)
Allstate Corp. (The)	6,225	287,720
American Equity Investment Life Holding Co.	34,900	305,026
American International Group, Inc.	13,040	339,692
EMC Insurance Group Inc.	15,791	386,564
Lincoln National Corp.	3,605	171,959
MBIA Inc.	6,644	39,399
MetLife, Inc.	10,170	516,331
Protective Life Corp.	4,740	170,450
WellPoint, Inc. (1)	5,108	267,915

		2,485,056
METAL MINING (3.01%)
Barrick Gold Corp.	31,792	1,346,391
Newmont Mining Corp.	14,000	671,440

		2,017,831
MOTION PICTURES (1.20%)
News Corp.-Class A	22,810	322,305
Time Warner Inc.	33,590	481,009

		803,314
MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING (0.66%)
United Parcel Service, Inc.-Class B	7,005	441,875
NON-DEPOSITORY CREDIT INSTITUTIONS (0.11%)
SLM Corp. (1)	4,440	76,057
OIL AND GAS EXTRACTION (9.77%)
Anadarko Petroleum Corp.	10,200	590,682
Apache Corp.	7,100	796,407
Baker Hughes Inc.	6,300	522,333
Devon Energy Corp.	5,400	512,406
Exterran Holdings, Inc. (1)	5,600	316,064
Helmerich & Payne, Inc.	15,200	898,776
Noble Corp.	11,800	612,066
Occidental Petroleum Corp.	9,830	774,899
Rowan Companies, Inc.	11,200	445,760
Transocean Inc. (1)	3,000	408,090
Weatherford International Ltd. (1)	17,600	664,048

		6,541,531
PAPER AND ALLIED PRODUCTS (1.33%)
AbitibiBowater Inc.	8,978	75,685
Kimberly-Clark Corp.	14,025	811,066

		886,751

	Shares
	Held	Value
PERSONAL SERVICES (0.69%)
Cintas Corp.	16,150	$459,306
PETROLEUM AND COAL PRODUCTS (4.48%)
Chevron Corp.	15,500	1,310,680
ConocoPhillips	12,228	998,049
Exxon Mobil Corp.	5,600	450,408
Valero Energy Corp.	7,200	240,552

		2,999,689
PRIMARY METAL INDUSTRIES (0.50%)
Corning Inc.	16,650	333,166
PRINTING AND PUBLISHING (0.75%)
Meredith Corp.	8,290	211,892
R. R. Donnelley & Sons Co.	10,960	292,632

		504,524
RAILROAD TRANSPORTATION (0.46%)
Union Pacific Corp.	3,720	306,677
RETAIL-DRUG AND PROPRIETARY STORES (0.69%)
Walgreen Co.	13,400	460,156
RETAIL-HOME FURNITURE AND FURNISHINGS STORES (0.35%)
Bed Bath & Beyond Inc. (1)	8,390	233,494
RETAIL-LUMBER & OTHER BUILDING MATERIAL DEALERS (0.60%)
Lowe’s Companies, Inc.	19,835	403,047
SERVICES-ENGINEERING, ACCOUNTING RESEARCH & MANAGEMENT (1.20%)
Paychex, Inc.	11,200	368,704
Quest Diagnostics Inc.	8,200	435,912

		804,616
TOBACCO PRODUCTS (0.69%)
Altria Group, Inc.	6,395	130,138
Philip Morris International Inc.	6,395	330,302

		460,440
TRANSPORTATION EQUIPMENT (3.39%)
Federal Signal Corp.	17,200	247,164
Honeywell International Inc.	20,860	1,060,522
ITT Corp.	14,340	960,206

		2,267,892
WHOLESALE TRADE-NONDURABLE GOODS (0.56%)
SYSCO Corp.	13,235	375,345

Total Common Stocks (Cost $65,033,395)		65,067,506

	Shares
	Held	Value
SHORT-TERM INVESTMENTS (2.82%)
MONEY MARKET MUTUAL FUND (0.02%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $15,971)	15,971	$15,971

	Principal
	Amount
COMMERCIAL PAPER (0.93%)
NON-DEPOSITORY CREDIT INSTITUTIONS
General Electric Capital Corp., 2.12%, due 08/08/08	$275,000	275,000
General Electric Capital Corp., 2.13%, due 08/11/08	350,000	350,000

Total Commercial Paper (Cost $625,000)		625,000
UNITED STATES GOVERNMENT AGENCIES (1.87%)
Federal Home Loan Bank, due 08/01/08	400,000	400,000
Federal Home Loan Bank, due 08/06/08	450,000	449,869
Federal Home Loan Mortgage Corp., due 08/18/08	400,000	399,579

Total United States Government Agencies (Cost $1,249,448)		1,249,448

Total Short-Term Investments (Cost $1,890,419)		1,890,419

Total Investments (100.02%) (Cost $66,923,814)		66,957,925
OTHER ASSETS LESS LIABILITIES (-0.02%)
Cash, receivables, prepaid expense and other assets, less liabilities		(12,138)

Total Net Assets (100.00%)		$66,945,787

(1)	Non-income producing securities.
See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO
July 31, 2008

	Principal
	Amount	Value
CORPORATE BONDS (36.14%)
DEPOSITORY INSTITUTIONS (7.02%)
Comerica Bank, 5.20%, due 8/22/17	$300,000	$223,743
Huntington National Bank, 5.50%, due 02/15/16	300,000	230,520
PNC Preferred FD, 144A, 6.517%, due 12/31/49 (1)	500,000	379,090
Washington Mutual Bank, FA, 5.65%, due 08/15/14	250,000	170,415

		1,003,768
ELECTRIC, GAS AND SANITARY SERVICES (5.42%)
Oglethorpe Power Corp., 6.974%, due 06/30/11	231,000	239,214
PacifiCorp, 6.90%, due 11/15/11	500,000	536,330

		775,544
FOOD AND KINDRED PRODUCTS (1.41%)
Diageo Capital plc, 4.375%, due 05/03/10	200,000	202,002
FOOD STORES (1.10%)
Ahold Finance U.S.A., LLC, 8.25%, due 07/15/10	150,000	157,313
INSURANCE CARRIERS (3.90%)
Prudential Financial, Inc., 6.10%, due 06/15/17	250,000	241,663
SunAmerica Inc., 8.125%, due 04/28/23	300,000	315,708

		557,371
OIL AND GAS EXTRACTION (1.78%)
Burlington Resources Inc., 9.125%, due 10/01/21	200,000	255,278
SECURITY AND COMMODITY BROKERS (6.05%)
Goldman Sachs Group, Inc. (The), 5.125%, due 01/15/15	300,000	282,450
Morgan Stanley-Series MTNC, 5.125%, due 02/11/19	700,000	582,484

		864,934
TOBACCO PRODUCTS (5.37%)
UST Inc., 7.25%, due 06/01/09	750,000	768,330
TRANSPORTATION — BY AIR (3.27%)
Continental Airlines, Inc. Pass-Through Certificates 1991-1 Class A, 6.545%, due 08/02/20	524,553	467,953

	Principal
	Amount	Value
TRANSPORTATION EQUIPMENT (0.82%)
Ford Motor Co., 9.215%, due 09/15/21	$200,000	$118,000

Total Corporate Bonds (Cost $5,664,494)		5,170,493
COMMERCIAL MORTGAGE PASS- THROUGH CERTIFICATES (2.85%)
TIAA Seasoned Commercial Mortgage Trust 2007-C4 Class AJ, 6.10%, due 08/01/39	500,000	407,520

Total Commercial Mortgage Pass-Through Certificates (Cost $494,220)		407,520
MORTGAGE-BACKED SECURITIES (48.90%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) (11.48%)
3023 Class TG, 5.50%, due 08/01/35	129,680	126,542
3051 Class MY, 5.50%, due 10/01/25	400,000	388,052
Pool # A53146, 5.50%, due 10/01/36	271,614	266,009
Pool # A69436, 6.00%, due 12/01/37	430,475	432,760
Pool # G02562, 6.00%, due 01/01/37	425,969	428,951

		1,642,314
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (9.52%)
Pool # 257306, 5.50%, due 07/01/38	1,000,000	979,060
Pool # 906224, 5.50%, due 01/01/37	390,195	382,631

		1,361,691
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (27.90%)
2003-1 Class PE, 5.50%, due 07/01/32	500,000	489,080
Pool # 1512, 7.50%, due 12/01/23	25,187	26,972
Pool # 2631, 7.00%, due 08/01/28	13,454	14,350
Pool # 2658, 6.50%, due 10/01/28	36,106	37,361
Pool # 2698, 5.50%, due 01/01/29	58,736	58,345
Pool # 2701, 6.50%, due 01/01/29	41,520	42,951

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES (continued)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (continued)
Pool # 2796, 7.00%, due 08/01/29	$16,110	$17,176
Pool # 3039, 6.50%, due 02/01/31	4,739	4,898
Pool # 3188, 6.50%, due 01/01/32	49,080	50,720
Pool # 3239, 6.50%, due 05/01/32	35,334	36,515
Pool # 3261, 6.50%, due 07/01/32	34,194	35,336
Pool # 3320, 5.50%, due 12/01/32	355,945	353,052
Pool # 3333, 5.50%, due 01/01/33	240,571	238,495
Pool # 3375, 5.50%, due 04/01/33	73,240	72,608
Pool # 3390, 5.50%, due 05/01/33	338,244	335,326
Pool # 3403, 5.50%, due 06/01/33	385,881	382,552
Pool # 3458, 5.00%, due 10/01/33	495,893	477,447
Pool # 3499, 5.00%, due 01/01/34	255,306	245,639
Pool # 3556, 5.50%, due 05/01/34	192,815	191,055
Pool # 3623, 5.00%, due 10/01/34	637,754	613,607
Pool # 22630, 6.50%, due 08/01/28	18,515	19,159
Pool # 643816, 6.00%, due 07/01/25	243,469	247,798

		3,990,442

Total Mortgage-Backed Securities (Cost $7,051,400)		6,994,447
SHORT-TERM INVESTMENTS (11.37%)
COMMERCIAL PAPER (4.02%)
NONDEPOSITORY INSTITUTIONS
General Electric Capital Corp., 2.12%, due 08/11/08	175,000	175,000
General Electric Capital Corp., 2.12%, due 08/15/08	400,000	400,000

Total Commercial Paper (Cost $575,000)		575,000

	Principal
	Amount	Value
UNITED STATES GOVERNMENT AGENCIES (6.99%)
Federal Home Loan Bank, due 08/01/08	$250,000	$250,000
Federal Home Loan Bank, due 08/06/08	150,000	149,956
Federal Home Loan Bank, due 08/08/08	200,000	199,916
Federal Home Loan Mortgage Corp., due 08/18/08	400,000	399,598

Total United States Government Agencies (Cost $999,470)		999,470

	Shares
	Held
MONEY MARKET MUTUAL FUND (0.36%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $52,093)	52,093	52,093

Total Short-Term Investments (Cost $1,626,563)		1,626,563

Total Investments (99.26%) (Cost $14,836,677)		14,199,023
OTHER ASSETS LESS LIABILITIES (0.74%)
Cash, receivables, prepaid expense and other assets, less liabilities		105,394

Total Net Assets (100.00%)		$14,304,417

(1)	Restricted Securities:

PNC Preferred FD, was purchased at 100.000 on 11/29/06. As of 07/31/08, the carrying value of each unit was 75.818, representing $379,090 or 2.65% of total net assets.

As of 07/31/08, the carrying value of all restricted securities was $379,090 or 2.65% of total net assets.
See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO
July 31, 2008

	Shares
	Held	Value
PREFERRED STOCKS (1.41%)
DEPOSITORY INSTITUTIONS
Sovereign Capital Trust V, 7.75% (Cost $200,000)	8,000	$162,000

	Principal
	Amount
CORPORATE BONDS (87.73%)
APPAREL AND ACCESSORY STORES (4.88%)
Woolworth (FW) Corp., 8.50%, due 01/15/22	$600,000	562,500
CHEMICALS AND ALLIED PRODUCTS (3.64%)
Chemtura Corp., 6.875%, due 06/01/16	300,000	254,250
Nova Chemicals, Ltd., 7.875%, due 09/15/25	200,000	165,000

		419,250
DEPOSITORY INSTITUTIONS (3.29%)
PNC Preferred FD, 144A, 6.517%, due 12/31/49 (1)	500,000	379,090
ELECTRIC, GAS AND SANITARY SERVICES (16.56%)
Avista Corp., 5.95%, due 06/01/18	300,000	289,101
Bruce Mansfield Unit 1, 6.85%, due 06/01/34	500,000	502,575
Entergy Corp., 6.18%, due 03/01/35	300,000	268,068
ESI Tractebel, 7.99%, due 12/30/11	292,000	297,840
Sabine Pass LNG, L.P., 7.50%, due 11/30/16	400,000	345,500
Waterford 3 Nuclear Power Plant, 8.09%, due 01/02/17	207,201	205,404

		1,908,488
FOOD STORES (2.82%)
Safeway Inc., 7.45%, due 09/15/27	300,000	324,366
FURNITURE AND FIXTURES (1.76%)
Steelcase Inc., 6.50%, due 08/15/11	200,000	202,482
HOLDING AND OTHER INVESTMENT OFFICES (22.60%)
Federal Realty Investment Trust, 7.48%, due 08/15/26	600,000	601,386
First Industrial, L.P., 7.60%, due 07/15/28	300,000	267,141
HRPT Properties Trust, 6.25%, due 08/15/16	425,000	378,174

	Principal
	Amount	Value
Hospitality Properties Trust, 6.75%, due 02/15/13	$225,000	$215,415
iStar Financial Inc.-Series B, 5.70%, due 03/01/14	421,000	298,889
Realty Income Corp., 6.75%, due 08/15/19	500,000	456,555
Rouse Company, LP (The), 5.375%, due 11/26/13	500,000	386,290

		2,603,850
INSURANCE CARRIERS (2.88%)
PXRE Capital Trust, 8.85%, due 02/01/27	350,000	332,062
MOTION PICTURES (1.89%)
Time Warner Inc., 8.375%, due 03/15/23	200,000	217,598
PAPER AND ALLIED PRODUCTS (11.23%)
AbitibiBowater Inc., 9.375%, due 12/15/21	400,000	234,000
Cascades Inc., 7.25%, due 02/15/13	500,000	425,000
Potlatch Corp., 9.125%, due 12/01/09	600,000	635,250

		1,294,250
PIPELINES, EXCEPT NATURAL GAS (3.49%)
NuStar Logistics, L.P., 7.65%, due 04/15/18	400,000	402,092
TRANSPORTATION — BY AIR (2.37%)
Continental Airlines, Inc. Pass-Through Certificates 1997-1 Class 1A, 7.461%, due 10/01/16	319,544	273,786
TRANSPORTATION SERVICES (2.01%)
Preston Corp., 7.00%, due 05/01/11	247,000	231,427
WATER TRANSPORTATION (8.31%)
Overseas Shipholding Group, Inc., 8.75%, due 12/01/13	400,000	420,000
Windsor Petroleum Transportation, 144A, 7.84%, due 01/15/21 (1)	500,000	537,345

		957,345

Total Corporate Bonds (Cost $10,986,429)		10,108,586

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES (4.17%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
3023 Class TG, 5.50%, due 08/01/35	$194,521	$189,813
3051 Class MY, 5.50%, due 10/01/25	300,000	291,039

Total Mortgage-Backed Securities (Cost $487,136)		480,852
SHORT-TERM INVESTMENTS (5.00%)
UNITED STATES GOVERNMENT AGENCIES (4.12%)
Federal Home Loan Bank, due 08/05/08	275,000	274,936
Federal Home Loan Bank, due 08/08/08	200,000	199,919

Total United States Government Agencies (Cost $474,855)		474,855

	Shares
	Held
MONEY MARKET MUTUAL FUND (0.88%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $100,742)	100,742	100,742

Total Short-Term Investments (Cost $575,597)		575,597

Total Investments (98.31%) (Cost $12,249,162)		11,327,035

Value
OTHER ASSETS LESS LIABILITIES (1.69%)
Cash, receivables, prepaid expense and other assets, less liabilities	$195,065

Total Net Assets (100.00%)	$11,522,100

(1)	Restricted Securities:

PNC Preferred FD, was purchased at 100.000 on 11/29/06. As of 07/31/08, the carrying value of each unit was 75.818, representing $379,090 or 3.29% of total net assets.

Windsor Petroleum Transportation was purchased at 80.500 on 08/26/99. As of 07/31/08, the carrying value of each unit was 107.469, representing $537,345 or 4.66% of total net assets.

As of 07/31/08, the carrying value of all restricted securities was $916,435 or 7.95% of total net assets.
See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO
July 31, 2008

	Shares
	Held	Value
COMMON STOCKS (72.33%)
BUSINESS SERVICES (1.60%)
eBay Inc. (1)	4,000	$100,680
Microsoft Corp.	12,300	316,356
Oracle Corp. (1)	11,520	248,026

		665,062
CHEMICALS AND ALLIED PRODUCTS (12.51%)
Abbott Laboratories	10,400	585,936
Amgen Inc. (1)	1,900	118,997
Colgate-Palmolive Co.	3,635	269,971
Dow Chemical Co. (The)	6,040	201,192
E. I. du Pont de Nemours and Co.	12,405	543,463
Johnson & Johnson	15,703	1,075,184
K-V Pharmaceutical Co.- Class A (1)	7,050	144,455
Mylan Inc. (1)	16,595	215,237
Novartis AG	4,030	239,181
Pfizer Inc.	41,922	782,684
Procter & Gamble Co. (The)	5,905	386,659
Schering-Plough Corp.	9,700	204,476
Teva Pharmaceutical Industries Ltd.	4,892	219,357
Wyeth	5,500	222,860

		5,209,652
COMMUNICATIONS (2.07%)
AT&T Inc.	5,895	181,625
Comcast Corp.-Class A	7,203	148,526
Embarq Corp.	2,350	107,560
Sprint Nextel Corp.	12,175	99,105
Verizon Communications Inc.	9,615	327,295

		864,111
DEPOSITORY INSTITUTIONS (3.11%)
Bank of America Corp.	8,047	264,746
Bank of New York Mellon Corp. (The)	6,399	227,165
Citigroup Inc.	9,013	168,453
National City Corp.	4,115	19,464
New York Community Bancorp, Inc.	19,030	316,279
U.S. Bancorp	6,272	191,986
Wachovia Corp.	6,234	107,661

		1,295,754
ELECTRIC, GAS AND SANITARY SERVICES (5.00%)
Atmos Energy Corp.	12,783	338,366
Integrys Energy Group, Inc.	6,758	345,063
Pepco Holdings, Inc.	8,375	208,873
Pinnacle West Capital Corp.	11,400	382,698
Tortoise Energy Capital Corp.	24,401	553,171
Waste Management, Inc.	7,200	255,888

		2,084,059

	Shares
	Held	Value
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (5.12%)
Cisco Systems, Inc. (1)	16,200	$356,238
General Electric Co.	53,735	1,520,163
Helen of Troy Ltd. (1)	6,813	140,075
Intel Corp.	5,300	117,607

		2,134,083
FABRICATED METAL PRODUCTS (0.58%)
Illinois Tool Works Inc.		242,449
FOOD AND KINDRED PRODUCTS (3.34%)
Anheuser-Busch Companies, Inc.	5,260	$356,418
Coca-Cola Co. (The)	5,440	280,160
Diageo plc	2,800	197,064
Kraft Foods Inc.	5,737	182,551
PepsiCo, Inc.	5,615	373,734

		1,389,927
FORESTRY (1.03%)
Weyerhaeuser Co.	8,040	429,818
GENERAL MERCHANDISE STORES (1.69%)
Target Corp.	2,440	110,361
Wal-Mart Stores, Inc.	10,115	592,941

		703,302
HOLDING AND OTHER INVESTMENT OFFICES (0.76%)
H&Q Life Sciences Investors	9,540	118,773
iShares MSCI Japan Index	16,570	198,840

		317,613
INDUSTRIAL MACHINERY & EQUIPMENT (3.22%)
3M Co.	9,580	674,336
EMC Corp. (1)	14,400	216,144
Hewlett-Packard Co.	2,530	113,344
Ingersoll-Rand Co. Ltd.-Class A	9,341	336,276

		1,340,100
INSTRUMENTS AND RELATED PRODUCTS (2.73%)
Becton, Dickinson and Co.	3,137	266,363
Medtronic, Inc.	4,800	253,584
Stryker Corp.	1,795	115,221
Thermo Fisher Scientific Inc. (1)	5,152	311,799
Zimmer Holdings, Inc. (1)	2,740	188,813

		1,135,780
INSURANCE AGENTS, BROKERS AND SERVICE (0.52%)
Arthur J. Gallagher & Co.	8,605	218,825
INSURANCE CARRIERS (3.72%)
Allstate Corp. (The)	3,635	168,010
American International Group, Inc.	3,710	96,646
EMC Insurance Group Inc.	20,140	493,027
Lincoln National Corp.	2,200	104,940
MetLife, Inc.	5,600	284,312

	Shares
	Held	Value
COMMON STOCKS (continued)
INSURANCE CARRIERS (continued)
Old Republic International Corp.	13,400	$140,700
Protective Life	2,890	103,924
WellPoint, Inc. (1)	2,997	157,193

		1,548,752
METAL MINING (3.94%)
Barrick Gold Corp.	29,624	1,254,576
Newmont Mining Corp.	8,100	388,476

		1,643,052
MOTION PICTURES (0.40%)
News Corp.	11,500	168,015
MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING (0.52%)
United Parcel Service, Inc.- Class B.	3,405	214,787
NON-DEPOSITORY CREDIT INSTITUTIONS (0.11%)
SLM Corp. (1)	2,565	43,938
OIL AND GAS EXTRACTION (7.16%)
Anadarko Petroleum Corp.	5,700	330,087
Apache Corp.	3,900	437,463
Baker Hughes Inc.	3,600	298,476
Devon Energy Corp.	3,100	294,159
Occidental Petroleum Corp.	11,030	869,495
Rowan Companies, Inc.	9,000	358,200
Weatherford International Ltd. (1)	10,400	392,392

		2,980,272
PAPER AND ALLIED PRODUCTS (1.22%)
AbitibiBowater Inc.	6,242	52,620
Kimberly-Clark Corp.	7,875	455,411

		508,031
PERSONAL SERVICES (0.65%)
Cintas Corp.	9,465	269,185
PETROLEUM AND COAL PRODUCTS (2.67%)
ConocoPhillips	8,225	671,324
Exxon Mobil Corp.	3,300	265,419
Valero Energy Corp.	5,200	173,732

		1,110,475
PIPELINES, EXCEPT NATURAL GAS (1.69%)
Kinder Morgan Management, LLC (1)	12,795	702,573
PRIMARY METAL INDUSTRY (0.49%)
Corning Inc.	10,300	206,103
PRINTING AND PUBLISHING (0.70%)
Meredith Corp.	5,035	128,695
R. R. Donnelley & Sons Co.	6,065	161,935

		290,630

	Shares
	Held	Value
RETAIL-DRUG AND PROPRIETARY STORES (0.62%)
Walgreen Co.	7,500	$257,550
RETAIL-LUMBER & OTHER BUILDING MATERIAL DEALERS (0.19%)
Lowe’s Companies, Inc.	3,815	77,521
SERVICES-ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT (0.75%)
Quest Diagnostics Inc.	5,900	313,644
TOBACCO PRODUCTS (0.49%)
Altria Group, Inc.	2,850	57,998
Philip Morris International Inc.	2,850	147,203

		205,201
TRANSPORTATION EQUIPMENT (3.22%)
Federal Signal Corp.	16,200	232,794
Genuine Parts Co.	5,300	212,583
Honeywell International Inc.	8,065	410,025
ITT Corp.	7,280	487,469

		1,342,871
WHOLESALE TRADE-NONDURABLE GOODS (0.51%)
SYSCO Corp.	7,485	212,275

Total Common Stocks (Cost $27,887,615)		30,125,410
PUBLICLY TRADED PARTNERSHIPS (1.55%)
PIPELINES, EXCEPT NATURAL GAS
Buckeye Partners, L.P.	4,900	206,584
Enbridge Energy Partners, L.P.	4,800	238,752
Magellan Midstream Partners, L.P.	5,500	198,990

Total Publicly Traded Partnerships (Cost $668,500)		644,326

	Principal
	Amount
MORTGAGE-BACKED SECURITIES (22.68%)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
2003-1 Class PE, 5.50%, due 07/01/32	$1,250,000	1,222,699
2003-11 Class QC, 5.50%, due 02/01/33	1,500,000	1,434,990
2003-71 Class AK, 5.00%, due 09/01/29	400,000	400,505
2003-116 Class JC, 5.00%, due 05/01/30	440,000	439,891
2004-22 Class BK, 3.47%, due 04/01/34	166,011	164,611

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES (continued)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (continued)
2004-26 Class GC, 5.00%, due 06/01/31	$700,000	$699,444
2004-76 Class VG, 5.00%, due 09/01/23	300,000	301,279
2004-89 Class KC, 4.00%, due 10/01/34	312,554	308,973
2004-105 Class PB, 5.00%, due 06/01/33	1,128,800	1,113,072
2004-109 Class WE, 5.00%, due 05/01/33	522,000	501,566
2005-44 Class KC, 5.00%, due 04/01/31	500,000	498,934
2006-38 Class OG, 5.00%, due 06/01/36	650,000	621,126
Pool # 2796, 7.00%, due 08/01/29	36,248	38,647
Pool # 3040, 7.00%, due 02/01/31	19,494	20,756
Pool # 3188, 6.50%, due 01/01/32	49,080	50,720
Pool # 3239, 6.50%, due 05/01/32	90,328	93,346
Pool # 3333, 5.50%, due 01/01/33	210,500	208,684
Pool # 3403, 5.50%, due 06/01/33	114,895	113,904
Pool # 3442, 5.00%, due 09/01/33	498,740	480,188
Pool # 3459, 5.50%, due 10/01/33	325,960	323,148
Pool # 672081, 6.00%, due 08/01/37	403,815	409,010

Total Mortgage-Backed Securities (Cost $9,473,929)		9,445,493
SHORT-TERM INVESTMENTS (3.29%)
COMMERCIAL PAPER (0.84%)
NONDEPOSITORY INSTITUTIONS
General Electric Capital Corp., 2.08%, due 08/11/08	350,000	350,000

Total Commercial Paper (Cost $350,000)		350,000

UNITED STATES GOVERNMENT AGENCIES (2.16%)
Federal Home Loan Bank due 08/05/08	450,000	449,886
Federal Home Loan Bank due 08/08/08	300,000	299,873
Federal Home Loan Bank due 08/15/08	150,000	149,876

Total United States Government Agencies (Cost $899,635)		899,635

	Shares
	Held	Value
MONEY MARKET MUTUAL FUND (0.29%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $119,286)	119,286	$119,286

Total Short Term Investments (Cost $1,368,921)		1,368,921

Total Investments (99.85%) (Cost $39,398,965)		41,584,150
OTHER ASSETS LESS LIABILITIES (0.15%)
Cash, receivables, prepaid expense and other assets, less liabilities		63,191

Total Net Assets (100.00%)		$41,647,341

(1)	Non-income producing securities.
See accompanying notes.

	Annualized
	Yield on
	Purchase	Principal
	Date	Amount	Value
SHORT-TERM INVESTMENTS (100.12%)
COMMERCIAL PAPER (13.01%)
INSURANCE CARRIERS (2.60%)
Prudential Funding, LLC, due 09/24/08	2.380%	$100,000	$100,000
NON-DEPOSITORY CREDIT INSTITUTIONS (7.81%)
American Express Credit Corp., due 08/28/08	2.450	100,000	100,000
American General Finance Corp., due 09/03/08	2.661	100,000	100,000
General Electric Capital Corp., due 08/22/08	2.339	100,000	100,000

			300,000
PETROLEUM AND COAL PRODUCTS (2.60%)
Chevron Corp., due 08/07/08	2.054	100,000	100,000

Total Commercial Paper (Cost $500,000)			500,000
UNITED STATES GOVERNMENT AGENCIES (87.11%)
Federal Farm Credit Bank, due 08/01/08	1.927	100,000	100,000
Federal Home Loan Bank, due 08/01/08	2.125	100,000	100,000
Federal Home Loan Bank, due 08/06/08	2.146	100,000	99,971
Federal Home Loan Bank, due 08/13/08	2.218	100,000	99,927
Federal Home Loan Bank, due 08/15/08	2.227	100,000	99,915
Federal Home Loan Bank, due 08/19/08	2.104	100,000	99,896
Federal Home Loan Bank, due 08/27/08	2.310	100,000	99,836
Federal Home Loan Bank, due 09/04/08	2.462	100,000	99,771
Federal Home Loan Bank, due 09/10/08	2.269	100,000	99,752
Federal Home Loan Bank, due 09/16/08	2.392	100,000	99,699
Federal Home Loan Bank, due 09/17/08	2.279	100,000	99,707
Federal Home Loan Mortgage Corp., due 08/04/08	2.027	90,000	89,985
Federal Home Loan Mortgage Corp., due 08/11/08	2.150	90,000	89,947
Federal Home Loan Mortgage Corp., due 08/18/08	2.221	90,000	89,907
Federal Home Loan Mortgage Corp., due 08/25/08	2.180	80,000	79,885
Federal Home Loan Mortgage Corp., due 08/29/08	2.271	90,000	89,843
Federal Home Loan Mortgage Corp., due 09/08/08	2.223	80,000	79,815
Federal Home Loan Mortgage Corp., due 09/12/08	2.392	100,000	99,726
Federal Home Loan Mortgage Corp., due 09/15/08	2.291	100,000	99,718
Federal Home Loan Mortgage Corp., due 09/22/08	2.209	100,000	99,686
Federal Home Loan Mortgage Corp., due 09/23/08	2.403	100,000	99,652
Federal Home Loan Mortgage Corp., due 10/07/08	2.404	100,000	99,561
Federal Home Loan Mortgage Corp., due 10/14/08	2.345	100,000	99,527
Federal National Mortgage Assoc., due 08/04/08	2.206	95,000	94,983
Federal National Mortgage Assoc., due 08/05/08	2.155	95,000	94,978
Federal National Mortgage Assoc., due 08/08/08	2.218	75,000	74,968
Federal National Mortgage Assoc., due 08/12/08	2.238	95,000	94,936
Federal National Mortgage Assoc., due 08/20/08	2.125	90,000	89,901
Federal National Mortgage Assoc., due 08/21/08	2.146	90,000	89,894
Federal National Mortgage Assoc., due 09/02/08	2.208	100,000	99,807
Federal National Mortgage Assoc., due 09/05/08	2.288	100,000	99,781
Federal National Mortgage Assoc., due 09/09/08	2.096	100,000	99,777
Federal National Mortgage Assoc., due 09/19/08	2.300	100,000	99,692
Federal National Mortgage Assoc., due 09/26/08	2.259	100,000	99,655
Federal National Mortgage Assoc., due 10/29/08	2.458	95,000	94,434

Total United States Government Agencies (Cost $3,348,532)			3,348,532

Total Short-Term Investments (Cost $3,848,532)			3,848,532

Value
OTHER ASSETS LESS LIABILITIES (-0.12%)
Cash, receivables, prepaid expense and other assets, less liabilities	$(4,699)

Total Net Assets (100.00%)	$3,843,833

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO
July 31, 2008

	Shares
	Held	Value
COMMON STOCKS (98.89%)
BUSINESS SERVICES (4.46%)
Microsoft Corp.	59,263	$1,524,244
Oracle Corp. (1)	33,462	720,437

		2,244,681
CHEMICALS AND ALLIED PRODUCTS (17.05%)
Abbott Laboratories	15,953	898,792
Amgen Inc. (1)	11,502	720,370
Bristol-Myers Squibb Co.	24,794	523,649
Colgate-Palmolive Co.	4,470	331,987
Dow Chemical Co. (The)	6,788	226,108
E. I. du Pont de Nemours and Co.	10,158	445,022
Eli Lilly and Co.	11,697	551,046
Johnson & Johnson	27,746	1,899,769
Merck & Co., Inc.	19,880	654,052
Pfizer Inc.	27,130	506,517
Proctor & Gamble Co. (The)	27,776	1,818,772

		8,576,084
COMMUNICATIONS (4.68%)
AT&T Inc.	24,831	765,043
CBS Corp.-Class B	7,790	127,444
Comcast Corp.-Class A	21,303	439,268
Verizon Communications Inc.	23,639	804,672
Viacom Inc.-Class B (1)	7,790	217,575

		2,354,002
DEPOSITORY INSTITUTIONS (7.39%)
Bank of America Corp.	28,837	948,737
Citigroup Inc.	27,863	520,760
JPMorgan Chase & Co.	29,545	1,200,413
Wachovia Corp.	16,411	283,418
Wells Fargo & Co.	25,205	762,955

		3,716,283
EATING AND DRINKING PLACES (3.30%)
McDonald’s Corp.	27,737	1,658,395
ELECTRIC, GAS AND SANITARY SERVICES (3.39%)
Exelon Corp.	15,528	1,220,811
Southern Co. (The)	13,679	484,100

		1,704,911
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (7.27%)
Cisco Systems, Inc. (1)	36,567	804,108
General Electric Co.	52,749	1,492,269
Intel Corp.	36,926	819,388
Motorola, Inc.	23,395	202,133
Texas Instruments Inc.	13,793	336,273

		3,654,171
FOOD AND KINDRED PRODUCTS (5.42%)
Anheuser-Busch Companies, Inc.	7,218	489,092
Coca-Cola Co. (The)	20,084	1,034,326
Kraft Foods Inc.	17,319	551,091
PepsiCo, Inc.	9,797	652,088

		2,726,597

	Shares
	Held	Value
FORESTRY (0.43%)
Weyerhaeuser Co.	4,031	$215,497
GENERAL MERCHANDISE STORES (3.85%)
Target Corp.	7,510	339,677
Wal-Mart Stores, Inc.	27,194	1,594,112

		1,933,789
INDUSTRIAL MACHINERY AND EQUIPMENT (10.77%)
3M Co.	11,180	786,960
Applied Materials, Inc.	15,450	267,594
Caterpillar Inc.	18,044	1,254,419
Dell Inc. (1)	20,513	504,004
EMC Corp. (1)	24,450	366,995
Hewlett-Packard Co.	23,208	1,039,718
International Business Machines Corp.	9,367	1,198,789

		5,418,479
INSURANCE CARRIERS (1.24%)
American International Group, Inc.	23,913	622,934
MOTION PICTURES (2.24%)
Time Warner Inc.	29,517	422,683
Walt Disney Co. (The)	23,262	706,002

		1,128,685
NON-DEPOSITORY CREDIT INSTITUTIONS (2.75%)
American Express Co.	34,373	1,275,926
Federal National Mortgage Assoc	9,106	104,719

		1,380,645
PETROLEUM AND COAL PRODUCTS (11.23%)
Chevron Corp.	24,888	2,104,529
Exxon Mobil Corp.	44,083	3,545,596

		5,650,125
PRIMARY METAL INDUSTRIES (1.31%)
Alcoa Inc.	19,514	658,598
SECURITY AND COMMODITY BROKERS (0.58%)
Ameriprise Financial, Inc.	6,873	292,103
TOBACCO PRODUCTS (3.58%)
Altria Group, Inc.	25,028	509,320
Philip Morris International Inc.	25,028	1,292,696

		1,802,016
TRANSPORTATION EQUIPMENT (7.95%)
Boeing Co. (The)	17,326	1,058,792
General Motors Corp.	10,539	116,667
Honeywell International Inc.	23,057	1,172,218
United Technologies Corp.	25,825	1,652,284

		3,999,961

Total Common Stocks (Cost $34,337,390)		49,737,956

	Shares
	Held	Value
SHORT-TERM INVESTMENTS (1.03%)
MONEY MARKET MUTUAL FUND (0.28%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $142,105)	142,105	$142,105

	Principal
	Amount
UNITED STATES GOVERNMENT AGENCIES (0.75%)
Federal Home Loan Bank, due 08/01/08	$375,000	375,000

Total United States Government Agencies (Cost $375,000)		375,000

Total Short-Term Investments (Cost $517,105)		517,105

Total Investments (99.92%) (Cost $34,854,495)		50,255,061
OTHER ASSETS LESS LIABILITIES (0.08%)
Cash, receivables, prepaid expense and other assets, less liabilities		39,934

Total Net Assets (100.00%)		$50,294,995

(1)	Non-income producing securities.
See accompanying notes.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
July 31, 2008
1. Significant Accounting Policies
Organization
     EquiTrust Series Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, or mutual fund. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios). The Fund offers Class A, Class B and Institutional (“Class I”) shares. The Fund began offering Class A shares on December 1, 2005. Effective March 15, 2006, sales of Class B shares were discontinued. Reinvestments through dividend and capital gains distributions will continue with Class B shares.
     Class I shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) investment advisory clients of EquiTrust Investment Management Services, Inc. (“EquiTrust Investment”), including affiliated and unaffiliated benefit plans, such as qualified retirement plans, and affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau federations; (d) directors and trustees of the Fund and affiliated funds; and (e) such other types of accounts as EquiTrust Marketing Services, LLC (“EquiTrust Marketing”), the Fund’s distributor, deems appropriate. Class I shares currently are available for purchase only from EquiTrust Marketing.
     Class A shares (excluding the Money Market Portfolio) are subject to a front-end sales charge. Class B shares are subject to a declining contingent deferred sales charge (“CDSC”) on shares redeemed within six years of purchase. Class B shares will automatically convert to Class A shares of the same Portfolio at the end of the sixth year at the relative NAV of the two classes and the front-end sales charge associated with Class A shares will be waived. Class I shares are not subject to a front-end sales charge or CDSC. Class I shares do not bear any distribution fee or administrative service fee. The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio, except that Class A and B shares have separate and exclusive voting rights with respect to the Fund’s Rule 12b-1 Plan. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share, subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Class A and B shares). In addition, the Board of Directors of the Fund declares separate dividends on each class of shares.
     The Fund allocates daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses not directly attributed to a Portfolio are apportioned among each of the Portfolios based upon the relative value of each Portfolio. Expenses specifically attributable to a particular class are charged directly to such class. As noted previously, distribution fees and administrative service fees are only charged against Class A and B shares. Other class-specific expenses charged to each class during the year ended July 31, 2008, which are included in the corresponding captions of the statements of operations, were as follows:

	Transfer and Dividend
	Disbursing Agent Fees			Registration Fees
Portfolio	Class A	Class B	Class I	Class A	Class B	Class I
Value Growth	$122,753	$31,321	$4,179	$7,362	$212	$3,195
High Grade Bond	21,153	7,161	828	4,338	202	2,993
Strategic Yield	22,632	7,090	1,523	4,307	202	2,942
Managed	81,725	24,320	3,450	5,585	208	3,033
Money Market	2,012	2,506	1,273	3,078	200	3,308
Blue Chip	120,335	40,736	3,778	5,924	214	2,977
Security Valuation
     All portfolios, other than the Money Market Portfolio, value their investment securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent. In situations where market quotations are not readily available or quoted market prices are not reliable, investments are valued at fair value in accordance with the procedures adopted by the Fund’s Board of Directors. Short-term investments are valued at market value, except that obligations maturing in 90 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market value.
     The Money Market Portfolio values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

Income and Investment Transactions
     For financial reporting purposes, investment transactions are recorded on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.
Dividends and Distributions to Shareholders
     On each day that the net asset value per share is calculated in the High Grade Bond and Strategic Yield Portfolios, that Portfolio’s net investment income will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the Money Market Portfolio, each day the net asset value per share is calculated, net investment income and any realized gains and losses from investment transactions will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the High Grade Bond and Strategic Yield Portfolios, any net short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually. Dividends and distributions of the other portfolios are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of post-October losses and the mark to market adjustment discussed in Note 2. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
     Dividends and distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.
Use of Estimates
     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Indemnifications
     Under the Fund’s organizational documents, its present and past officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. At the discretion of the Board of Directors, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.
New Accounting Pronouncements
     Effective August 1, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not determined to meet the more-likely-than-not threshold would be recorded as a benefit or expense in the current year. The adoption of FIN 48 during the current fiscal year resulted in no impact to the financial statements. The fund is no longer subject to U.S. federal and state income tax examinations by tax authorities for tax years prior to 2005.
     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those financial statements. As of July 31, 2008, the Fund does not anticipate the adoption of SFAS 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2. Federal Income Taxes
     No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.
     An election was made under section 311 of the Taxpayer Relief Act of 1997 to treat certain securities within the Value Growth Portfolio as deemed to have been sold on January 2, 2001, at the closing market price and then reacquired on that date for the same amount. The securities elected for the deemed sale resulted in a realized gain, for tax reporting purposes only, of $5,905,182. These realized gains were offset against capital loss carryovers. As a result of this election, at July 31, 2008, the tax cost of investments of the Value Growth Portfolio differed by $557,072 from the cost for financial reporting purposes.
     At July 31, 2008, the Portfolios had approximate net capital loss carryovers as follows:

Portfolio
Strategic
Yield
Net Capital Loss Carryovers Expire In:
2011	$626,000
2012	268,000

$894,000

     For the year ended July 31, 2008, the Value Growth, High Grade Bond and Strategic Yield Portfolio’s utilized approximately $33,000, $6,000 and $20,000, respectively, of capital loss carryovers.
     As of July 31, 2008, the Value Growth and Managed Portfolio’s had post-October capital losses of $2,999,525 and $140,161, respectively, that will be deferred to the first day of the next fiscal year.
     The tax character of distributions for the years indicated were as follows:

	Year Ended July 31, 2008		Year Ended July 31, 2007
		Long-Term		Long-Term
	Ordinary	Capital	Ordinary	Capital
Portfolio	Income	Gains	Income	Gains
Value Growth	$1,338,692	$1,112,766	$515,444	$—
High Grade Bond	649,854	—	669,702	—
Strategic Yield	702,843	—	774,396	—
Managed	780,676	1,874,925	1,337,856	3,467,936
Money Market	84,995	—	129,763	—
Blue Chip	650,311	1,917,700	666,715	—
     The Fund designates long-term capital gain dividends per Internal Revenue Code Section 852(b)(3)(C). Distributions of short-term capital gain are treated as ordinary income distributions for tax purposes.
     As of July 31, 2008, the components of accumulated earnings (deficit) and capital gains (losses) on a tax basis were identical to those reported in the statements of assets and liabilities, except as follows:

	Portfolio
	Value	Strategic
	Growth	Yield	Managed	Blue Chip
Undistributed ordinary income	$465,971	$3,272	$43,381	$532,062
Undistributed capital gains	—	—	—	223,681
Accumulated capital losses	(2,999,525)	(894,309)	(140,161)	—
Net unrealized appreciation (depreciation) of investments	(340,493)	(922,127)	2,272,661	15,400,566
Other timing differences	—	(3,272)	—	—

Total accumulated earnings (deficit)	$(2,874,047)	$(1,816,436)	$2,175,881	$16,156,309

     The primary differences between book-basis and tax-basis components of total accumulated earnings (deficit) above in the Value Growth Portfolio are attributable to the realized gain recognized on January 2, 2001 from the mark to market election. Other differences in the Value Growth and Managed Portfolios are attributable to taxable spinoffs, mergers and corporate inversions. Additionally, the Blue Chip Portfolio had undistributed short-term capital gains which are characterized as ordinary income for tax purposes. The Strategic Yield Portfolio held a trust-preferred security which accrues income for tax purposes and not financial reporting purposes.

3. Management Contract and Transactions with Affiliates
     The Fund has entered into agreements with EquiTrust Investment relating to the management of the Portfolios and the investment of their assets, the transfer and dividend disbursing agent duties, and the accounting functions.
     Pursuant to these agreements, fees paid to EquiTrust Investment are determined as follows: (1) annual investment advisory and management fees, which are based on each Portfolio’s average daily net assets as follows: Value Growth Portfolio — 0.50%; High Grade Bond Portfolio — 0.40%; Strategic Yield Portfolio — 0.55%; Managed Portfolio — 0.60%; Money Market Portfolio — 0.25%; and Blue Chip Portfolio — 0.25%; (2) transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account charge ranging from $7.03 to $9.03; and (3) accounting fees, which are based on each Portfolio’s daily net assets at an annual rate of 0.05%, with a maximum per Portfolio annual expense of $30,000.
     Distribution and administrative service fees paid to EquiTrust Marketing are determined as follows: (1) distribution fees are computed at an annual rate of 0.25% for Class A shares and 0.50% for Class B shares of the average daily net asset value attributable to shares of the respective class in each Portfolio and; (2) administrative service fees, which are computed at an annual rate of 0.25% for Class A and Class B shares of the average daily net asset value attributable to shares of the respective class in each Portfolio.
     Front-end sales charges and CDSC (collectively “sales charges”) are not recorded as expenses of the Fund. Front-end sales charges are deducted out of the proceeds from the sales of Fund shares prior to investment into Class A shares. CDSC are deducted from the redemption proceeds out of Class B shares prior to remittance to the shareholder. All sales charges are retained by EquiTrust Marketing. During the year ended July 31, 2008, EquiTrust Marketing retained $196,652 in sales charges from the sales of Class A shares and $49,009 in CDSC from the redemption of Class B shares.
     EquiTrust Investment has agreed to reimburse the Portfolios annually for total expenses (excluding brokerage, interest, taxes, the distribution fee and extraordinary expenses) in excess of 1.50% for each share class based on each Portfolio’s average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the Portfolio for such period. When shares roll from Class B to Class A, proportionate amounts of net investment income is moved from Class B to Class A. During the year ended July 31, 2008, expense reimbursements moved from Class B to Class A in the Strategic Yield and Money Market Portfolios in the amount of $365 and $135, respectively.
     EquiTrust Investment has voluntarily waived $408 in transfer agent fees in the Money Market Portfolio Class B for the period beginning May 14, 2008 through July 31, 2008. During the year ended July 31, 2008, $18 in expense waivers moved from Class B shares to Class A shares.
     Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., EquiTrust Investment, EquiTrust Marketing and other affiliated entities. At July 31, 2008, Farm Bureau Life Insurance Company, a wholly-owned subsidiary of FBL Financial Group, Inc., owned shares of the Fund’s portfolios as follows:

Portfolio	Class I
Strategic Yield	95,217
Money Market	2,411,336
     EquiTrust Investment also owned 107,481 shares of Value Growth Portfolio (Class I) at July 31, 2008.
4. Expense Offset Arrangements
     The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian banks to indirectly pay a portion of the custodians’ fees through credits earned by the Funds’ cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations.

5. Capital Share Transactions
     Transactions in Capital Stock for each Portfolio were as follows:
Year Ended July 31, 2008:

	Portfolio
	Value	High Grade	Strategic		Money
	Growth	Bond	Yield	Managed	Market	Blue Chip
Shares sold:
Class A	107,450	41,731	30,585	90,134	624,591	33,947
Class B	9,431	5,129	11,508	7,195	120,165	987
Class I	88,414	248,351	83,517	99,204	541,852	36,490
Shares converted from Class B to Class A:
Class A	147,131	111,015	46,319	106,200	36,537	61,514
Class B	(147,543)	(111,062)	(46,320)	(106,323)	(36,537)	(61,608)
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	113,097	25,027	32,851	110,502	11,547	30,788
Class B	17,992	8,141	7,705	24,493	4,186	10,371
Class I	25,044	26,212	24,106	38,578	6,258	13,323
Shares redeemed:
Class A	(480,353)	(91,790)	(119,815)	(227,633)	(437,562)	(108,398)
Class B	(60,303)	(19,708)	(30,906)	(45,074)	(23,370)	(28,315)
Class I	(84,629)	(163,935)	(118,219)	(101,066)	(193,715)	(53,941)

Net Increase (Decrease)	(264,269)	79,111	(78,669)	(3,790)	653,952	(64,842)

Year Ended July 31, 2008:

	Portfolio
	Value	High Grade	Strategic		Money
	Growth	Bond	Yield	Managed	Market	Blue Chip
Value of shares sold:
Class A	$1,637,517	$430,733	$284,447	$1,354,718	$624,591	$1,531,130
Class B	149,446	53,306	108,307	109,798	120,165	40,371
Class I	1,363,000	2,564,061	780,165	1,494,702	541,852	1,660,440
Value of shares converted from Class B to Class A:
Class A	2,189,411	1,128,154	482,203	1,417,321	36,537	1,589,051
Class B	(2,189,411)	(1,128,154)	(482,203)	(1,417,321)	(36,537)	(1,589,051)
Value issued in reinvestment of dividends and/or capital gains distribution:
Class A	1,756,406	256,613	303,490	1,659,043	11,547	1,443,660
Class B	279,244	83,580	71,389	368,043	4,186	486,084
Class I	392,947	268,795	222,548	581,329	6,258	627,261
Value redeemed:
Class A	(7,361,070)	(933,749)	(1,110,712)	(3,428,608)	(437,562)	(4,897,343)
Class B	(923,601)	(202,914)	(291,192)	(679,329)	(23,370)	(1,306,188)
Class I	(1,315,214)	(1,681,727)	(1,102,980)	(1,550,529)	(193,715)	(2,478,234)

Net Increase (Decrease)	$(4,021,325)	$838,698	$(734,538)	$(90,833)	$653,952	$(2,892,819)

Year Ended July 31, 2007:

	Portfolio
	Value	High Grade	Strategic		Money
	Growth	Bond	Yield	Managed	Market	Blue Chip
Shares sold:
Class A	120,377	20,219	40,836	90,337	150,026	38,319
Class B	489	5,530	4,154	881	36,526	737
Class I	128,682	146,158	118,718	118,746	99,404	40,511
Shares converted from Class B to Class A:
Class A	152,168	31,582	25,031	71,760	21,579	56,967
Class B	(152,777)	(31,582)	(25,033)	(71,829)	(21,579)	(57,061)
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	23,816	24,516	33,684	190,903	17,396	7,512
Class B	2,606	11,803	10,188	53,839	7,874	2,162
Class I	6,714	23,810	23,300	61,146	1,464	4,735
Shares redeemed:
Class A	(630,857)	(111,800)	(85,039)	(285,451)	(349,766)	(113,464)
Class B	(59,801)	(23,191)	(21,190)	(45,160)	(128,166)	(30,928)
Class I	(65,911)	(135,589)	(70,757)	(80,870)	(24,075)	(34,382)

Net Increase (Decrease)	(474,494)	(38,544)	53,892	104,302	(189,317)	(84,892)

Year Ended July 31, 2007:

	Portfolio
	Value	High Grade	Strategic		Money
	Growth	Bond	Yield	Managed	Market	Blue Chip
Value of shares sold:
Class A	$1,879,395	$209,772	$397,203	$1,421,751	$150,026	$1,761,087
Class B	7,892	57,472	40,177	13,745	36,526	34,978
Class I	2,003,847	1,507,919	1,154,208	1,893,003	99,404	1,863,416
Value of shares converted from Class B to Class A:
Class A	2,280,159	320,974	259,316	961,261	21,579	1,559,476
Class B	(2,280,159)	(320,974)	(259,316)	(961,261)	(21,579)	(1,559,476)
Value issued in reinvestment of dividends and/or capital gains distribution:
Class A	365,578	254,171	327,856	2,943,103	17,396	345,617
Class B	39,932	122,314	99,138	828,900	7,874	99,466
Class I	103,931	246,965	226,652	947,288	1,464	218,485
Value redeemed:
Class A	(9,753,023)	(1,154,060)	(825,503)	(4,507,440)	(349,766)	(5,205,489)
Class B	(925,804)	(240,619)	(206,681)	(714,842)	(128,166)	(1,420,852)
Class I	(1,037,381)	(1,399,294)	(687,957)	(1,281,053)	(24,075)	(1,586,743)

Net Increase (Decrease)	$(7,315,633)	$(395,360)	$525,093	$1,544,455	$(189,317)	$(3,890,035)

6. Investment Transactions
     For the year ended July 31, 2008, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by Portfolio, were as follows:

Portfolio	Purchases	Sales
Value Growth	$13,281,377	$15,007,499
High Grade Bond	493,674	1,583,889
Strategic Yield	1,471,385	1,000,511
Managed	7,687,918	3,366,767
Blue Chip	455,289	4,128,233
     The U.S. federal income tax basis of the Fund’s investments in securities and the net unrealized appreciation (depreciation) of investments for U.S. federal income tax purposes at July 31, 2008, by Portfolio, was composed of the following:

	Tax Cost of			Net Unrealized
	Investments	Gross Unrealized		Appreciation (Depreciation)
Portfolio	in Securities	Appreciation	Depreciation	of Investments
Value Growth	$67,298,418	$8,389,000	$8,729,493	$(340,493)
High Grade Bond	14,836,677	149,414	787,068	(637,654)
Strategic Yield	12,249,162	137,080	1,059,207	(922,127)
Managed	39,311,489	5,985,804	3,713,143	2,272,661
Blue Chip	34,854,495	20,566,652	5,166,086	15,400,566
     The basis for U.S. federal income tax purposes and financial reporting purposes for investments in the Money Market Portfolio is the same and is equal to the underlying investments’ carrying value.
7. Dividends and Distributions to Shareholders
     Dividends from net investment income for the following Portfolios are declared daily and were payable on the last business day of the month as follows:
     Ordinary Income Dividends:

	High Grade Bond Portfolio			Strategic Yield Portfolio			Money Market Portfolio
Payable Date	Class A	Class B	Class I	Class A	Class B	Class I	Class A	Class B	Class I
August 31, 2007	$0.0388	$0.0385	$0.0449	$0.0443	$0.0409	$0.0506	$0.0029	$0.0027	$0.0035
September 28, 2007	0.0361	0.0332	0.0419	0.0393	0.0369	0.0449	0.0024	0.0022	0.0029
October 31, 2007	0.0400	0.0360	0.0473	0.0439	0.0417	0.0507	0.0027	0.0025	0.0034
November 30, 2007	0.0375	0.0340	0.0443	0.0440	0.0419	0.0501	0.0023	0.0021	0.0029
December 31, 2007	0.0376	0.0343	0.0446	0.0410	0.0386	0.0472	0.0022	0.0020	0.0029
January 31, 2008	0.0374	0.0340	0.0446	0.0405	0.0381	0.0468	0.0021	0.0018	0.0027
February 29, 2008	0.0330	0.0297	0.0391	0.0391	0.0371	0.0445	0.0013	0.0012	0.0020
March 31, 2008	0.0312	0.0265	0.0391	0.0388	0.0367	0.0459	0.0009	0.0007	0.0016
April 30, 2008	0.0341	0.0298	0.0411	0.0409	0.0384	0.0472	0.0004	0.0002	0.0011
May 30, 2008	0.0324	0.0289	0.0393	0.0437	0.0412	0.0497	0.0003	0.0003	0.0010
June 30, 2008	0.0379	0.0316	0.0442	0.0447	0.0420	0.0508	0.0003	0.0007	0.0011
July 31, 2008	0.0346	0.0338	0.0425	0.0429	0.0400	0.0487	0.0004	0.0008	0.0010

Total Dividends per Share	$0.4306	$0.3903	$0.5129	$0.5031	$0.4735	$0.5771	$0.0182	$0.0172	$0.0261

     None of the ordinary income dividends qualify for the dividends received deduction by corporate shareholders for the High Grade Bond, Strategic Yield and Money Market Portfolios.
     In addition, dividends and distributions to shareholders from net investment income and net realized gain from investment transactions were paid during the year ended July 31, 2008, for the following Portfolios:

     Ordinary Income Dividends:

	Declaration	Record	Payable	Amount Per Share
Portfolio	Date	Date	Date	Class A	Class B	Class I
Managed	09/27/07	09/27/07	09/28/07	$0.0645	$0.0483	$0.0943
Value Growth	12/27/07	12/27/07	12/28/07	0.2550	0.1660	0.3409
Managed	12/27/07	12/27/07	12/28/07	0.0694	0.0513	0.0986
Blue Chip	12/27/07	12/27/07	12/28/07	0.4692	0.3598	0.7884
Managed	03/28/08	03/28/08	03/31/08	0.0571	0.0413	0.0822
Managed	06/27/08	06/27/08	06/30/08	0.0513	0.0360	0.0768
     Short-Term Capital Gains Distributions:

	Declaration	Record	Payable	Amount Per Share
Portfolio	Date	Date	Date	Class A	Class B	Class I
Value Growth	12/27/07	12/27/07	12/28/07	$0.0236	$0.0236	$0.0236
Managed	12/27/07	12/27/07	12/28/07	0.0108	0.0108	0.0108
     The character of the short-term capital gain distributions were treated as ordinary for tax purposes.
     Long-Term Capital Gains Distributions:

	Declaration	Record	Payable	Amount Per Share
Portfolio	Date	Date	Date	Class A	Class B	Class I
Value Growth	12/27/07	12/27/07	12/28/07	$0.2312	$0.2312	$0.2312
Managed	12/27/07	12/27/07	12/28/07	0.6512	0.6512	0.6512
Blue Chip	12/27/07	12/27/07	12/28/07	1.5199	1.5199	1.5199
     The percentages of income dividends qualifying for the dividends received deduction by corporate shareholders for the Value Growth, Managed and Blue Chip Portfolios are 100%, 88% and 100%, respectively.
     Federal Income Taxes
     For the year ended July 31, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to 100% of these dividends as taxed at a maximum rate of 15%. Complete information is computed and reported in conjunction with the completion and mailing of the Fund’s Form 1099-DIV which is sent to Fund shareholders.

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		Income from Investment Operations				Less Distributions
				Net Realized
				and
	Net Asset	Net		Unrealized	Total	Dividends	Distributions
	Value at	Invest-		Gain	from	from Net	from
	Beginning	ment		(Loss) on	Investment	Investment	Capital	Total
	of Period	Income		Investments	Operations	Income	Gains	Distributions
Value Growth Portfolio
Class A:
2008	$15.86	$0.12		$(1.39)	$(1.27)	$(0.26)	$(0.25)	$(0.51)
2007	14.02	0.23		1.71	1.94	(0.10)	—	(0.10)
2006 (3)	13.88	0.09		0.10	0.19	(0.05)	—	(0.05)
Class B:
2008	$15.79	$0.05		$(1.38)	$(1.33)	$(0.17)	$(0.25)	$(0.42)
2007	13.98	0.16		1.70	1.86	(0.05)	—	(0.05)
2006	13.79	0.05		0.19	0.24	(0.05)	—	(0.05)
2005	11.71	0.05		2.05	2.10	(0.02)	—	(0.02)
2004	10.17	0.02		1.55	1.57	(0.03)	—	(0.03)
Class I:
2008	$16.05	$0.21		$(1.39)	$(1.18)	$(0.34)	$(0.25)	$(0.59)
2007	14.17	0.29		1.76	2.05	(0.17)	—	(0.17)
2006	13.92	0.17		0.23	0.40	(0.15)	—	(0.15)
2005	11.81	0.16		2.07	2.23	(0.12)	—	(0.12)
2004	10.26	0.11		1.57	1.68	(0.13)	—	(0.13)
High Grade Bond Portfolio
Class A:
2008	$10.26	$0.43		$(0.34)	$0.09	$(0.43)	$—	$(0.43)
2007	10.20	0.46		0.06	0.52	(0.46)	—	(0.46)
2006 (3)	10.33	0.28		(0.13)	0.15	(0.28)	—	(0.28)
Class B:
2008	$10.25	$0.39		$(0.33)	$0.06	$(0.39)	$—	$(0.39)
2007	10.20	0.43		0.05	0.48	(0.43)	—	(0.43)
2006	10.52	0.40		(0.32)	0.08	(0.40)	—	(0.40)
2005	10.52	0.41		—	0.41	(0.41)	—	(0.41)
2004	10.46	0.41		0.09	0.50	(0.41)	(0.03)	(0.44)
Class I:
2008	$10.26	$0.51		$(0.33)	$0.18	$(0.51)	$—	$(0.51)
2007	10.20	0.54		0.06	0.60	(0.54)	—	(0.54)
2006	10.53	0.51		(0.33)	0.18	(0.51)	—	(0.51)
2005	10.53	0.51		—	0.51	(0.51)	—	(0.51)
2004	10.46	0.51		0.10	0.61	(0.51)	(0.03)	(0.54)
Strategic Yield Portfolio
Class A:
2008	$9.58	$0.50	(2)	$(0.75)	$(0.25)	$(0.50)	$—	$(0.50)
2007	9.52	0.54	(2)	0.06	0.60	(0.54)	—	(0.54)
2006 (3)	9.66	0.33	(2)	(0.14)	0.19	(0.33)	—	(0.33)
Class B:
2008	$9.58	$0.47	(2)	$(0.75)	$(0.28)	$(0.47)	$—	$(0.47)
2007	9.52	0.52	(2)	0.06	0.58	(0.52)	—	(0.52)
2006	9.91	0.47	(2)	(0.39)	0.08	(0.47)	—	(0.47)
2005	9.71	0.50		0.20	0.70	(0.50)	—	(0.50)
2004	9.30	0.54		0.41	0.95	(0.54)	—	(0.54)
Class I:
2008	$9.58	$0.58		$(0.75)	$(0.17)	$(0.58)	$—	$(0.58)
2007	9.52	0.62		0.06	0.68	(0.62)	—	(0.62)
2006	9.91	0.57		(0.39)	0.18	(0.57)	—	(0.57)
2005	9.70	0.61		0.21	0.82	(0.61)	—	(0.61)
2004	9.29	0.63		0.41	1.04	(0.63)	—	(0.63)

		Ratios/Supplemental Data
					Ratio of
	Total				Net
Net Asset	Investment		Ratio of	Ratio of	Investment
Value at	Return Based	Net Assets at	Total Expenses	Net Expenses	Income to	Portfolio
End	on Net Asset	End of Period	to Average	to Average	Average	Turnover
of Period	Value (1)	(in thousands)	Net Assets	Net Assets	Net Assets	Rate

$14.08	(8.31)%	$49,171	1.40%	1.40%	0.69%	19%
15.86	13.84%	57,170	1.36%	1.36%	1.39%	29%
14.02	1.36%	55,250	1.52%	1.51%	0.63%	30%

$14.04	(8.67)%	$7,826	1.78%	1.77%	0.31%	19%
15.79	13.29%	11,650	1.76%	1.75%	1.00%	29%
13.98	1.73%	13,239	1.83%	1.82%	0.30%	30%
13.79	17.91%	75,905	1.60%	1.60%	0.36%	17%
11.71	15.42%	69,495	1.62%	1.61%	0.13%	14%

$14.28	(7.65)%	$9,948	0.73%	0.73%	1.36%	19%
16.05	14.49%	10,722	0.77%	0.77%	1.98%	29%
14.17	2.91%	8,478	0.72%	0.71%	1.44%	30%
13.92	18.98%	6,131	0.71%	0.70%	1.25%	17%
11.81	16.40%	5,215	0.73%	0.73%	1.02%	14%

$9.92	0.82%	$7,148	1.51%	1.51%	4.16%	18%
10.26	5.15%	6,507	1.52%	1.52%	4.44%	8%
10.20	1.46%	6,831	1.57%	1.56%	4.08%	12%

$9.92	0.53%	$1,634	1.85%	1.85%	3.83%	18%
10.25	4.73%	2,895	1.82%	1.81%	4.14%	8%
10.20	0.75%	3,260	1.80%	1.80%	3.85%	12%
10.52	3.93%	11,153	1.68%	1.68%	3.86%	13%
10.52	4.79%	12,287	1.67%	1.67%	3.81%	12%

$9.93	1.73%	$5,522	0.68%	0.68%	4.98%	18%
10.26	5.96%	4,573	0.74%	0.74%	5.23%	8%
10.20	1.75%	4,196	0.71%	0.71%	4.94%	12%
10.53	4.95%	3,917	0.70%	0.70%	4.82%	13%
10.53	5.89%	4,641	0.70%	0.70%	4.77%	12%

$8.83	(2.68)%	$6,061	1.72%	1.71%	5.41%	9%
9.58	6.41%	6,673	1.75%	1.74%	5.69%	18%
9.52	1.97%	6,494	1.80%	1.79%	5.20%	8%

$8.83	(2.99)%	$1,173	2.13%	2.00%	5.11%	9%
9.58	6.14%	1,829	2.16%	2.00%	5.44%	18%
9.52	0.80%	2,121	2.17%	1.99%	4.91%	8%
9.91	7.34%	9,927	1.92%	1.92%	5.06%	7%
9.71	10.33%	10,309	1.91%	1.91%	5.55%	31%

$8.83	(1.90)%	$4,288	0.90%	0.90%	6.23%	9%
9.58	7.25%	4,754	0.94%	0.94%	6.48%	18%
9.52	1.93%	4,047	0.88%	0.87%	6.11%	8%
9.91	8.59%	3,256	0.86%	0.86%	6.11%	7%
9.70	11.46%	2,952	0.89%	0.89%	6.53%	31%

		Income from Investment Operations				Less Distributions
				Net Realized
				and
	Net Asset	Net		Unrealized	Total	Dividends	Distributions
	Value at	Invest-		Gain	from	from Net	from
	Beginning	ment		(Loss) on	Investment	Investment	Capital	Total
	of Period	Income		Investments	Operations	Income	Gains	Distributions
Managed Portfolio
Class A:
2008	$15.48	$0.24		$(0.83)	$(0.59)	$(0.24)	$(0.66)	$(0.90)
2007	15.66	0.39	(2)	1.10	1.49	(0.37)	(1.30)	(1.67)
2006 (3)	15.26	0.19	(2)	0.40	0.59	(0.19)	—	(0.19)
Class B:
2008	$15.46	$0.18		$(0.82)	$(0.64)	$(0.18)	$(0.66)	$(0.84)
2007	15.65	0.31	(2)	1.10	1.41	(0.30)	(1.30)	(1.60)
2006	15.27	0.19	(2)	0.38	0.57	(0.19)	—	(0.19)
2005	13.79	0.13		1.48	1.61	(0.13)	—	(0.13)
2004	12.50	0.15		1.29	1.44	(0.15)	—	(0.15)
Class I:
2008	$15.56	$0.35		$(0.83)	$(0.48)	$(0.35)	$(0.66)	$(1.01)
2007	15.71	0.50		1.12	1.62	(0.47)	(1.30)	(1.77)
2006	15.32	0.35		0.39	0.74	(0.35)	—	(0.35)
2005	13.82	0.27		1.50	1.77	(0.27)	—	(0.27)
2004	12.53	0.27		1.29	1.56	(0.27)	—	(0.27)
Money Market Portfolio
Class A:
2008	$1.00	$0.02	(2)	$—	$0.02	$(0.02)	$—	$(0.02)
2007	1.00	0.03	(2)	—	0.03	(0.03)	—	(0.03)
2006 (3)	1.00	0.02	(2)	—	0.02	(0.02)	—	(0.02)
Class B:
2008	$1.00	$0.02	(2)	$—	$0.02	$(0.02)	$—	$(0.02)
2007	1.00	0.03	(2)	—	0.03	(0.03)	—	(0.03)
2006	1.00	0.02	(2)	—	0.02	(0.02)	—	(0.02)
2005	1.00	0.01	(2)	—	0.01	(0.01)	—	(0.01)
2004	1.00	—	(2)	—	—	—	—	—
Class I:
2008	$1.00	$0.03		$—	$0.03	$(0.03)	$—	$(0.03)
2007	1.00	0.04		—	0.04	(0.04)	—	(0.04)
2006	1.00	0.03		—	0.03	(0.03)	—	(0.03)
2005	1.00	0.01	(2)	—	0.01	(0.01)	—	(0.01)
2004	1.00	0.01	(2)	—	0.01	(0.01)	—	(0.01)
Blue Chip Portfolio
Class A:
2008	$47.79	$0.60		$(6.15)	$(5.55)	$(0.47)	$(1.52)	$(1.99)
2007	41.52	0.51		6.24	6.75	(0.48)	—	(0.48)
2006 (3)	40.63	0.39		0.83	1.22	(0.33)	—	(0.33)
Class B:
2008	$47.73	$0.46		$(6.14)	$(5.68)	$(0.36)	$(1.52)	$(1.88)
2007	41.41	0.38		6.23	6.61	(0.29)	—	(0.29)
2006	39.88	0.28		1.58	1.86	(0.33)	—	(0.33)
2005	37.26	0.40		2.57	2.97	(0.35)	—	(0.35)
2004	34.44	0.21		2.79	3.00	(0.18)	—	(0.18)
Class I:
2008	$48.14	$0.98		$(6.20)	$(5.22)	$(0.79)	$(1.52)	$(2.31)
2007	41.78	0.83		6.31	7.14	(0.78)	—	(0.78)
2006	40.17	0.75		1.60	2.35	(0.74)	—	(0.74)
2005	37.49	0.80		2.61	3.41	(0.73)	—	(0.73)
2004	34.65	0.59		2.80	3.39	(0.55)	—	(0.55)

		Ratios/Supplemental Data
					Ratio of
	Total				Net
Net Asset	Investment		Ratio of	Ratio of	Investment
Value at	Return Based	Net Assets at	Total Expenses	Net Expenses	Income to	Portfolio
End	on Net Asset	End of Period	to Average	to Average	Average	Turnover
of Period	Value (1)	(in thousands)	Net Assets	Net Assets	Net Assets	Rate

$13.99	(4.13)%	$27,538	1.58%	1.58%	1.57%	18%
15.48	9.80%	29,245	1.56%	1.55%	2.43%	17%
15.66	3.86%	28,539	1.69%	1.68%	1.48%	36%

$13.98	(4.48)%	$5,214	1.96%	1.96%	1.19%	18%
15.46	9.27%	7,618	2.02%	2.00%	1.98%	17%
15.65	3.73%	8,686	2.09%	1.99%	1.16%	36%
15.27	11.73%	38,193	1.80%	1.80%	0.90%	27%
13.79	11.50%	36,152	1.79%	1.79%	1.06%	14%

$14.07	(3.41)%	$8,896	0.85%	0.85%	2.30%	18%
15.56	10.64%	9,269	0.86%	0.86%	3.12%	17%
15.71	4.91%	7,802	0.85%	0.84%	2.32%	36%
15.32	12.91%	6,808	0.82%	0.82%	1.88%	27%
13.82	12.50%	5,726	0.84%	0.84%	2.00%	14%

$1.00	1.84%	$705	1.99%	1.75%	1.77%	0%
1.00	3.52%	469	2.52%	1.75%	3.46%	0%
1.00	1.81%	630	1.90%	1.88%	2.33%	0%

$1.00	1.72%	$289	2.60%	1.84%	1.55%	0%
1.00	3.26%	225	2.83%	2.00%	3.22%	0%
1.00	1.98%	330	2.08%	1.99%	1.89%	0%
1.00	0.74%	2,953	1.82%	1.54%	0.74%	0%
1.00	0.14%	2,986	1.83%	0.88%	0.14%	0%

$1.00	2.63%	$2,850	0.98%	0.98%	2.58%	0%
1.00	4.34%	2,496	0.96%	0.96%	4.25%	0%
1.00	3.38%	2,419	0.84%	0.84%	3.71%	0%
1.00	1.37%	500	1.06%	0.92%	1.36%	0%
1.00	0.46%	500	0.99%	0.51%	0.51%	0%

$40.25	(12.20)%	$30,247	1.29%	1.29%	1.26%	1%
47.79	16.29%	35,062	1.24%	1.24%	1.07%	1%
41.52	3.03%	30,903	1.41%	1.41%	0.93%	0%

$40.17	(12.46)%	$8,737	1.57%	1.57%	0.97%	1%
47.73	15.98%	14,130	1.51%	1.51%	0.80%	1%
41.41	4.68%	15,783	1.66%	1.65%	0.65%	0%
39.88	7.98%	49,326	1.46%	1.46%	1.03%	0%
37.26	8.70%	48,373	1.45%	1.45%	0.57%	1%

$40.61	(11.51)%	$11,311	0.47%	0.47%	2.08%	1%
48.14	17.18%	13,605	0.48%	0.47%	1.82%	1%
41.78	5.93%	11,354	0.48%	0.47%	1.84%	0%
40.17	9.11%	10,569	0.44%	0.44%	2.04%	0%
37.49	9.77%	10,048	0.45%	0.45%	1.57%	1%

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL HIGHLIGHTS
     (1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period and is not annualized for periods less than one year. Contingent deferred sales charge or front-end sales charge is not reflected in the calculation of total investment return.
     (2) Without a voluntary waiver/reimbursement of a portion of expenses (see Note 3 to the financial statements) for the periods indicated, the following Portfolios would have per share net investment income as shown:

		Per Share
		Net Investment	Amount
	Year	Income	Reimbursed
Strategic Yield Portfolio
Class A	2008	$0.50	$365
	2007	0.54	392
	2006	0.33	94
Class B	2008	$0.46	$1,647
	2007	0.50	2,997
	2006	0.45	4,291
Managed Portfolio
Class A	2007	$0.39	$532
	2006	0.19	188
Class B	2007	$0.31	$1,225
	2006	0.17	8,503
Money Market Portfolio
Class A	2008	$0.02	$1,599
	2007	0.03	3,944
	2006	0.02	140
Class B	2008	$0.01	$1,852
	2007	0.02	1,994
	2006	0.02	1,041
	2005	—	8,339
	2004	—	27,788
Class I	2005	$0.01	$668
	2004	0.01	4,537
     (3) Class A financial highlights are for the period December 1, 2005 to July 31, 2006. Respective ratios/supplemental data are computed on an annualized basis.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders
EquiTrust Series Fund, Inc.
     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Series Fund, Inc. (comprising, respectively the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios) as of July 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Series Fund, Inc. at July 31, 2008, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Des Moines, Iowa
September 9, 2008

OFFICERS AND DIRECTORS

Number of
		Term of		Portfolios
		Office &		in Fund
	Position(s)	Length		Complex
	Held with	of Time	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Fund	Served (1)	During Past Five Years	by Director	Held by Director
Interested Persons (2)
Craig A. Lang (57)	President and Director	Since 2002	Chairman and Director, FBL Financial Group, Inc. Mr. Lang serves as an officer and/or director/trustee of various affiliates of the foregoing. Dairy Farmer; past Chairman, Grow Iowa Values Fund; past Director, Iowa Department of Economic Development, Cattlemen’s Beef Board and Growmark, Inc.	13	Director, Farm Bureau Bank (San Antonio, Texas); Director, Iowa Telecommunications Services, Inc. (Newton, Iowa); Member, Iowa Board of Regents
James W. Noyce (53)	Vice President and Director	Since 1996 Since 2007	Chief Executive Officer and Class A Director, FBL Financial Group, Inc. Mr. Noyce serves as an officer and/or director/trustee of various affiliates of the foregoing.	13	Director, American Equity Investment Life Insurance Company, Berthel Fisher & Company, Inc. and Berthel Fisher & Company Financial Services, Inc.
Dennis M. Marker (57)	Chief Executive Officer	Since 1982	Vice President — Investment Administration, FBL Financial Group, Inc. Mr. Marker serves as an officer and/or director of various affiliates of the foregoing.
James P. Brannen (46)	Chief Financial Officer and Treasurer	Since 2007	Chief Financial Officer and Chief Administrative Officer, FBL Financial Group, Inc. Mr. Brannen serves as an officer and/or director of various affiliates of the foregoing.
Richard J. Kypta (56)	Executive Vice President and General Counsel	Since 2007	Executive Vice President and General Counsel, FBL Financial Group, Inc. Mr. Kypta serves as an officer and/or director of various affiliates of the foregoing. Past Senior Vice President and Chief Operating Officer, Aviva USA Corporation; Past Senior Vice President, General Counsel and Secretary, Aviva USA Corporation
John M. Paule (52)	Vice President	Since 2000	Executive Vice President, FBL Financial Group, Inc. Mr. Paule serves as an officer and/or director of various affiliates of the foregoing.
Charles T. Happel (47)	Vice President — Investments	Since 2008	Vice President — Investments, FBL Financial Group, Inc. Mr. Happel serves as an officer and/or director of various affiliates of the foregoing.
Kristi Rojohn (45)	Chief Compliance Officer, Investment Compliance Vice President and Secretary	Since 1990	Chief Compliance Officer, Investment Compliance Vice President and Secretary, EquiTrust Mutual Funds; Investment Compliance Vice President and Secretary, EquiTrust Investment Management Services, Inc. and various affiliates of the foregoing
Rob Ruisch (42)	Mutual Fund Accounting Director	Since 2005	Mutual Fund Accounting Director, EquiTrust Investment Management Services, Inc. and various affiliates of the foregoing
Jennifer Morgan (38)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and various affiliates of the foregoing
Lillie Peshel (34)	Assistant Secretary	Since 2008	Assistant Secretary, EquiTrust Investment Management Services, Inc. and various affiliates of the foregoing
Sara Tamisiea (26)	Assistant Secretary	Since 2006	Assistant Secretary, EquiTrust Investment Management Services, Inc. and various affiliates of the foregoing
Jodi Winslow (33)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and various affiliates of the foregoing

				Number of
		Term of		Portfolios
		Office &		in Fund
	Position(s)	Length		Complex
	Held with	of Time	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Fund	Served (1)	During Past Five Years	by Director	Held by Director
Non-Interested Persons (2)
Erwin H. Johnson (66) 1841 March Avenue Charles City, Iowa 50616-9115	Director	Since 1989	Farmer; Owner and Manager, Center View Farms Co.; Farm Financial Planner, Iowa State University Cooperative Extension Service; Seed Sales, Syngenta	13	Director, First Security Bank and Trust Co. (Charles City, Iowa)
Kenneth Kay (66) 51606 590th Street Atlantic, Iowa 50022-8233	Director	Since 1996	President, K-Ranch Inc.	13	Director, First Whitney Bank & Trust (Atlantic, Iowa)
Steven W. Plate (52) c/o Plate, Baker & Co. 1003 Main Street Grinnell, Iowa 50112	Director	Since 2003	CPA/Owner, Plate, Baker & Co., P.C., Certified Public Accountants	13
James D. Wallace (54) 1111 Ashworth Road West Des Moines, Iowa 50265	Director	Since 2004	President and CEO, GuideOne Insurance and various subsidiaries	13	Director, GuideOne Insurance and various subsidiaries
Erlin J. Weness (64) 1620 Pinewood Drive Worthington, Minnesota 56187	Director	Since 2003	Owner and Operator, Weness Consulting; Extension Educator — Farm Management, University of Minnesota	13	Director, First State Bank Southwest (Worthington, Minnesota), First State Insurance Agency (Worthington, Minnesota), First Rushmore Bancorporation (Worthington, Minnesota), Pioneer Public Television and Community Wind South, LLP

1	Officers are elected annually by the Board of Directors and their terms continue until they are replaced or resign. Each director shall serve as a director until the next meeting of shareholders called for the purpose of conducting the election of such director or a successor to such director, and until a successor is elected and qualified, or until such director sooner dies, resigns or is removed.
2	All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266. Mr. Lang is an interested director of the Fund by virtue of the position with the Adviser, Distributor and/or affiliated person of the Adviser and Distributor.
     The Statement of Additional Information (“SAI”) includes additional information about Fund directors and is available upon request without charge. To request a copy of the SAI, please call 1-877-860-2904 M-F 8:00 AM to 4:30 PM.
     The officers and directors of the Fund also serve in similar capacities as officers and directors of EquiTrust Money Market Fund, Inc. and officers and trustees of EquiTrust Variable Insurance Series Fund. All, except one, of the Fund’s officers and interested directors are officers and directors of the Adviser and/or the Distributor or an affiliate thereof. Interested directors serve without any compensation from the Fund. Each of the directors not affiliated with the Adviser and/or the Distributor or an affiliate thereof will be compensated by the Fund. Each unaffiliated director will receive an annual retainer of $10,000 for serving on the boards of all EquiTrust Mutual Funds, and a fee of $1,500 plus expenses for each directors’ meeting of the EquiTrust Mutual Funds attended. A fee of $500 shall be paid for each committee meeting attended. The chairperson of a committee shall be paid $750 for each committee meeting attended. A fee of $250 shall be paid for each telephonic board meeting attended. For the fiscal year ended July 31, 2008, the Fund paid directors’ fees totaling $26,833.
INFORMATION ON PROXY VOTING
     The Fund has delegated the authority to vote proxies related to the Fund’s portfolio securities to the Fund’s investment adviser, EquiTrust Investment. A description of the policies and procedures that the EquiTrust Investment uses in fulfilling this responsibility is available, without charge, upon request by calling 1-877-860-2904. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2008 is available without charge, by calling the toll-free number listed above or by accessing the SEC’s website.
FORM N-Q DISCLOSURE
     The Fund files a complete schedule of portfolio holdings for its first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q is also available, without charge, by calling the Fund at 1-877-860-2904.

EquiTrust Series Fund, Inc.
Semi-Annual Report
January 31, 2009

5400 University Avenue
West Des Moines, IA 50266
1-877-860-2904
1-515-225-5586
www.equitrust.com
This report is not to be distributed
unless preceded or accompanied
by a prospectus.
Shareholder Account Access
now available at
www.equitrust.com
737-027(09)

PRESIDENT’S LETTER
Dear Shareholders:
     In our last letter, we noted the apparent slowing in the U.S. economy. This descent started at the tail-end of 2007 but then picked up speed in the last three to four months of 2008. U.S. GDP was positive through the first half of 2008 but was negative in the third quarter and declined sharply in the fourth quarter. Analysts expect the U.S. economy to contract through the first half of 2009 before showing modest growth in the second half of the year.
     The deterioration in the overall economy reflects weakness in key contributors. Domestic industrial production has contracted at a pace at least equal to that of prior recessions, while slowing foreign economies further implies leaner times for multinational U.S. companies. The U.S. unemployment rate continues to climb as companies trim workforces according to their expectations for weakening demand. Ultimately, domestic sales are expected to decline as consumers consume less, pay down debt and save more.
     The U.S. government has stepped in on numerous fronts, most recently in the form of a massive fiscal stimulus bill. You’re likely familiar with some of the other economic and financial intervention: capital injections for large U.S. banks; unlimited guarantees on bank deposits; the effective takeover of mortgage giants Fannie Mae and Freddie Mac; and the Fed cutting interest rates. Other, lesser-known programs have consisted of government guarantees on commercial paper and also on longer-term bank-issued debt. Governments and central banks around the world have engaged in similar programs to keep credit, goods and services flowing and, ultimately, to keep economies from shrinking.
     This weak worldwide economic environment made for challenging conditions for both stocks and bonds in the six months ended January 31, 2009. The S&P 500 Stock Composite Index (the “S&P 500”) declined 33.94% and, as measured by the Russell 2000 Index, domestic small cap stocks fell 37.39%. The MSCI EAFE Index, a measure of the stock markets of non-U.S. developed economies, tumbled 40.66%. The MSCI Emerging Markets Index, which measures the stock performance of developing world economies, returned -48.51% for the six-month period. Among fixed-income benchmarks, it was rare to find positive returns outside of those indices consisting of U.S. Treasury and/or high quality mortgage-backed securities (“MBS”), while credit indices performed the worst. For the period, the Barclays Capital U.S. Aggregate Index returned 3.23% while the Barclays U.S. Corporate High Yield Index returned -19.62%.
     The declines in the equity and even fixed-income markets were obviously disturbing, as investors withdrew billions from both stock and bond funds during this six-month period. Dislocations in the financial markets historically have provided opportunities for investors with long investment horizons. However, we continue to emphasize the importance of asset allocation and risk management for investors of all time horizons. Risk management is a crucial element in the investment strategies of our portfolio managers. Additionally, the EquiTrust Portfolios offer investors exposure to the domestic equity and fixed-income markets, generally important elements of an asset allocation strategy.
     We appreciate your investment in the Fund and we take seriously our tasks of growing and protecting that investment. Thank you for continued support of the Fund.
Craig A. Lang
President
March 10, 2009
An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.
Past performance is not a guarantee of future results.

1

EQUITRUST SERIES FUND, INC.
January 31, 2009
Value Growth Portfolio
Portfolio Holdings by Industry Sector
High Grade Bond Portfolio
Portfolio Holdings by Credit Quality and Type of Security**
Strategic Yield Portfolio
Portfolio Holdings by Credit Quality and Type of Security**

*	This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

**	Credit quality as reported by Standard & Poor’s.

2

EQUITRUST SERIES FUND, INC.
January 31, 2009
Managed Portfolio
Portfolio Holdings by Industry Sector
Money Market Portfolio
Portfolio Holdings by Asset Type
Blue Chip Portfolio
Portfolio Holdings by Industry Sector

*	This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

3

Expense Example:
     As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charges (loads) on purchase payments (Class A shares only, except for the Money Market Portfolio), or contingent deferred sales charges if your investment is held for six years or less (Class B shares only); and (2) ongoing costs, including management fees; distribution (12b-1) fees (Class A and Class B shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a given Portfolio and Share Class of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on August 1, 2008 and held until January 31, 2009.
Actual Expenses –
     The first line for each Portfolio and Share Class in the following table provides information about actual account values and actual expenses for that Portfolio and Share Class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the same Portfolio and Share Class to estimate the expenses you paid on your account during this period. The Fund also charges Class A and Class B shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of Class A and Class B accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.
Hypothetical Example for Comparison Purposes –
     The second line for each Portfolio and Share Class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of that Portfolio and Share Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Portfolio and Share Class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a given Portfolio and Share Class of the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund also charges Class A and Class B shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of Class A and Class B accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.

4

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) (Class A shares only, except for the Money Market Portfolio) or contingent deferred sales charges (Class B shares only). Therefore, the second line for each Portfolio and Share Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid	Annualized
	Value	Value	During Period	Expense
Portfolio and Share Class	8/01/2008	1/31/2009	8/1/2008 - 1/31/2009	Ratio (1)

Value Growth — Class A				1.53%
Actual	$1,000	$700.60	$6.51
Hypothetical (2)	$1,000	$1,017.35	$7.72

Value Growth — Class B				2.00%
Actual	$1,000	$699.40	$8.52
Hypothetical (2)	$1,000	$1,014.92	$10.11

Value Growth — Class I				0.79%
Actual	$1,000	$703.10	$3.39
Hypothetical (2)	$1,000	$1,021.02	$4.02

High Grade Bond — Class A				1.50%
Actual	$1,000	$1,003.40	$7.51
Hypothetical (2)	$1,000	$1,017.50	$7.57

High Grade Bond — Class B				2.00%
Actual	$1,000	$998.20	$10.03
Hypothetical (2)	$1,000	$1,014.97	$10.11

High Grade Bond — Class I				0.74%
Actual	$1,000	$1,005.90	$3.73
Hypothetical (2)	$1,000	$1,021.28	$3.76

Strategic Yield — Class A				1.75%
Actual	$1,000	$873.60	$8.21
Hypothetical (2)	$1,000	$1,016.19	$8.84

Strategic Yield — Class B				2.00%
Actual	$1,000	$872.40	$9.40
Hypothetical (2)	$1,000	$1,014.96	$10.12

Strategic Yield — Class I				0.95%
Actual	$1,000	$877.10	$4.49
Hypothetical (2)	$1,000	$1,020.21	$4.83

Managed — Class A				1.66%
Actual	$1,000	$799.40	$7.49
Hypothetical (2)	$1,000	$1,016.68	$8.39

Managed — Class B				2.00%
Actual	$1,000	$797.50	$9.00
Hypothetical (2)	$1,000	$1,014.93	$10.09

Managed — Class I				0.89%
Actual	$1,000	$802.10	$4.01
Hypothetical (2)	$1,000	$1,020.55	$4.50

Money Market — Class A				1.32%
Actual	$1,000	$1,001.60	$6.61
Hypothetical (2)	$1,000	$1,018.40	$6.67

Money Market — Class B				1.21%
Actual	$1,000	$1,001.90	$6.09
Hypothetical (2)	$1,000	$1,018.91	$6.14

Money Market — Class I				0.79%
Actual	$1,000	$1,004.00	$3.97
Hypothetical (2)	$1,000	$1,021.03	$4.01

Blue Chip — Class A				1.41%
Actual	$1,000	$724.30	$6.10
Hypothetical (2)	$1,000	$1,017.92	$7.14

Blue Chip — Class B				1.85%
Actual	$1,000	$722.80	$7.99
Hypothetical (2)	$1,000	$1,015.72	$9.35

Blue Chip — Class I				0.53%
Actual	$1,000	$727.60	$2.28
Hypothetical (2)	$1,000	$1,022.37	$2.66

(1)	Expenses are equal to the Annualized Expense Ratio as shown in the table for each Portfolio and Class, multiplied by the average account value over the period, multiplied by 183 days and divided by 365 to reflect the one-half year period.

(2)	Hypothetical examples are based on 5% return before expenses.

5

		High	Strategic		Money
	Value Growth	Grade Bond	Yield	Managed	Market	Blue Chip
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments in securities, at value (cost — $66,382,595; $14,617,726; $12,139,628; $39,062,614; $3,728,993; and $33,939,261, respectively)	$46,449,244	$13,694,812	$9,480,175	$32,544,414	$3,728,993	$36,034,492
Cash	—	—	—	—	44,595	—
Receivables:
Accrued dividends and interest	48,090	121,701	196,430	75,837	29	79,491
Fund shares sold	1,196	4,568	2,783	3,058	100	24,318
Prepaid expense and other assets	164	33	30	99	8	129

Total Assets	46,498,694	13,821,114	9,679,418	32,623,408	3,773,725	36,138,430

LIABILITIES
Payables:
EquiTrust Investment Management Services, Inc.	35,022	7,801	8,335	24,433	1,070	37,137
Fund shares redeemed	5,563	1,000	—	2,756	—	6,570
Investment securities purchased	242,663	—	—	83,415	—	—
Dividends	—	2,308	7,766	—	242	—
Accrued expenses	20,662	5,718	5,171	11,124	3,306	11,956

Total Liabilities	303,910	16,827	21,272	121,728	4,618	55,663

NET ASSETS	$46,194,784	$13,804,287	$9,658,146	$32,501,680	$3,769,107	$36,082,767

ANALYSIS OF NET ASSETS
Capital stock (5,000,000,000 shares authorized, $0.001 par value)	$4,732	$1,434	$1,294	$2,930	$3,769	$1,262
Paid-in capital	69,506,304	14,725,774	13,224,945	38,901,346	3,765,338	34,466,745
Accumulated undistributed net investment income	136,880	—	—	48,053	—	343,882
Accumulated undistributed net realized gain (loss) from investment transactions	(3,519,781)	(7)	(908,640)	67,551	—	(824,353)
Net unrealized appreciation (depreciation) of investments	(19,933,351)	(922,914)	(2,659,453)	(6,518,200)	—	2,095,231

NET ASSETS	$46,194,784	$13,804,287	$9,658,146	$32,501,680	$3,769,107	$36,082,767

See accompanying notes.

		High	Strategic		Money
	Value Growth	Grade Bond	Yield	Managed	Market	Blue Chip
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
NET ASSET VALUE PER SHARE
Class A: Net Assets	$34,025,403	$7,154,358	$5,048,319	$21,590,776	$686,866	$22,112,265
Shares issued and outstanding	3,489,601	743,119	675,850	1,947,545	686,866	773,424
Net asset value and redemption price per share	$9.75	$9.63	$7.47	$11.09	$1.00	$28.59

Public offering price per share (net asset value per share divided by 94.25%, 96.25%, 96.25%, 94.25%, 100% and 94.25%, respectively)	$10.34	$10.01	$7.76	$11.77	$1.00	$30.33

Class B: Net Assets	$4,853,329	$1,308,040	$862,356	$3,506,930	$196,268	$5,406,133
Shares issued and outstanding	497,502	135,924	115,452	316,707	196,268	189,311
Net asset value per share	$9.76	$9.62	$7.47	$11.07	$1.00	$28.56

Class I: Net Assets	$7,316,052	$5,341,889	$3,747,471	$7,403,974	$2,885,973	$8,564,369
Shares issued and outstanding	742,627	554,553	501,951	663,767	2,885,973	297,705
Net asset value per share	$9.85	$9.63	$7.47	$11.15	$1.00	$28.77

See accompanying notes.

6

		High	Strategic		Money
	Value Growth	Grade Bond	Yield	Managed	Market	Blue Chip
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends	$650,895	$—	$7,750	$360,105	$—	$652,377
Interest	12,664	401,524	412,595	252,697	30,634	9,296
Less foreign tax withholding	(1,919)	—	—	(1,079)	—	—

Total Investment Income	661,640	401,524	420,345	611,723	30,634	661,673
EXPENSES
Paid to Affiliates:
Investment advisory and management fees	137,408	27,499	28,791	108,669	4,795	53,771
Transfer and dividend disbursing agent fees	75,671	14,342	15,031	53,173	2,893	79,423
Distribution fees	65,895	12,370	9,342	40,601	1,550	50,107
Administrative service fees	58,219	10,633	8,092	35,321	1,235	41,368
Accounting fees	14,073	3,437	2,617	9,056	959	10,754
Custodian fees	8,447	4,048	3,447	7,757	3,419	7,324
Professional fees	6,129	1,682	1,242	4,199	470	4,908
Directors’ fees and expenses	5,259	1,298	998	3,446	368	4,159
Reports to shareholders	5,282	1,453	1,050	3,630	409	4,305
Registration fees	5,236	3,666	3,568	4,279	3,174	4,403
Miscellaneous	20,237	6,124	6,181	10,738	4,888	12,431

Total Expenses	401,856	86,552	80,359	280,869	24,160	272,953
Waiver/reimbursement of fees	—	—	—	—	(4,895)	—
Excess expense reimbursement	(886)	(142)	(3,298)	(4,820)	(1,582)	—
Fees paid indirectly	(40)	(11)	(12)	(32)	(3)	(36)

Net Expenses	400,930	86,399	77,049	276,017	17,680	272,917

Net Investment Income	260,710	315,125	343,296	335,706	12,954	388,756
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	(145,641)	128	(14,331)	120,230	—	(824,294)
Change in unrealized appreciation (depreciation) of investments	(19,967,462)	(285,260)	(1,737,326)	(8,703,385)	—	(13,305,335)

Net Loss on Investments	(20,113,103)	(285,132)	(1,751,657)	(8,583,155)	—	(14,129,629)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(19,852,393)	$29,993	$(1,408,361)	$(8,247,449)	$12,954	$(13,740,873)

See accompanying notes.

7

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Value Growth		High Grade Bond		Strategic Yield
	Portfolio		Portfolio		Portfolio
	Six Months Ended		Six Months Ended		Six Months Ended
	January 31, 2009	Year Ended	January 31, 2009	Year Ended	January 31, 2009	Year Ended
	(Unaudited)	July 31, 2008	(Unaudited)	July 31, 2008	(Unaudited)	July 31, 2008
OPERATIONS
Net investment income	$260,710	$550,182	$315,125	$649,854	$343,296	$702,843
Net realized gain (loss) from investment transactions	(145,641)	(1,407,270)	128	156,213	(14,331)	19,285
Change in unrealized appreciation (depreciation) of investments	(19,967,462)	(5,266,232)	(285,260)	(664,505)	(1,737,326)	(1,018,332)

Net Increase (Decrease) in Net Assets Resulting from Operations	(19,852,393)	(6,123,320)	29,993	141,562	(1,408,361)	(296,204)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class A	(415,010)	(905,001)	(156,630)	(316,102)	(173,221)	(358,984)
Class B	(30,701)	(94,428)	(24,869)	(64,889)	(28,557)	(64,213)
Class I	(144,101)	(225,510)	(133,626)	(268,863)	(141,518)	(279,646)
Net realized gain from investment transactions:
Class A	—	(913,028)	(77,224)	—	—	—
Class B	—	(144,929)	(14,082)	—	—	—
Class I	—	(168,562)	(55,779)	—	—	—

Total Dividends and Distributions	(589,812)	(2,451,458)	(462,210)	(649,854)	(343,296)	(702,843)
CAPITAL SHARE TRANSACTIONS	(308,798)	(4,021,325)	(67,913)	838,698	(112,297)	(734,538)

Total Increase (Decrease) in Net Assets	(20,751,003)	(12,596,103)	(500,130)	330,406	(1,863,954)	(1,733,585)
NET ASSETS
Beginning of period	66,945,787	79,541,890	14,304,417	13,974,011	11,522,100	13,255,685

End of period (including accumulated undistributed net investment income as set forth below)	$46,194,784	$66,945,787	$13,804,287	$14,304,417	$9,658,146	$11,522,100

Accumulated Undistributed Net Investment Income	$136,880	$465,982	$—	$—	$—	$—

See accompanying notes.

8

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Managed		Money Market		Blue Chip
	Portfolio		Portfolio		Portfolio
	Six Months Ended		Six Months Ended		Six Months Ended
	January 31, 2009	Year Ended	January 31, 2009	Year Ended	January 31, 2009	Year Ended
	(Unaudited)	July 31, 2008	(Unaudited)	July 31, 2008	(Unaudited)	July 31, 2008
OPERATIONS
Net investment income	$335,706	$743,670	$12,954	$84,995	$388,756	$809,642
Net realized gain (loss) from investment transactions	120,230	147,770	—	—	(824,294)	225,538
Change in unrealized appreciation (depreciation) of investments	(8,703,385)	(2,629,918)	—	—	(13,305,335)	(8,076,362)

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,247,449)	(1,738,478)	12,954	84,995	(13,740,873)	(7,041,182)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class A	(204,833)	(473,434)	(1,257)	(12,123)	(323,949)	(356,138)
Class B	(28,239)	(66,792)	(421)	(3,789)	(61,708)	(79,959)
Class I	(97,956)	(209,320)	(11,276)	(69,083)	(189,572)	(214,214)
Net realized gain from investment transactions:
Class A	—	(1,283,212)	—	—	(138,808)	(1,166,903)
Class B	—	(246,994)	—	—	(34,155)	(337,773)
Class I	—	(375,849)	—	—	(52,484)	(413,024)

Total Dividends and Distributions	(331,028)	(2,655,601)	(12,954)	(84,995)	(800,676)	(2,568,011)
CAPITAL SHARE TRANSACTIONS	(567,184)	(90,833)	(74,726)	653,952	329,321	(2,892,819)

Total Increase (Decrease) in Net Assets	(9,145,661)	(4,484,912)	(74,726)	653,952	(14,212,228)	(12,502,012)
NET ASSETS
Beginning of period	41,647,341	46,132,253	3,843,833	3,189,881	50,294,995	62,797,007

End of period (including accumulated undistributed net investment income as set forth below)	$32,501,680	$41,647,341	$3,769,107	$3,843,833	$36,082,767	$50,294,995

Accumulated Undistributed Net Investment Income	$48,053	$43,375	$—	$—	$343,882	$530,355

See accompanying notes.

9

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO
January 31, 2009
(Unaudited)

	Shares
	Held	Value
COMMON STOCKS (98.39%)
APPAREL AND OTHER TEXTILES (0.08%)
Quiksilver, Inc. (1)	18,300	$38,430
AUTOMOTIVE DEALERS AND GASOLINE SERVICE STATIONS (0.01%)
Sonic Automotive, Inc.-Class A	1,700	3,451
BUSINESS SERVICES (6.63%)
Adobe Systems Inc. (1)	10,900	210,479
Automatic Data Processing, Inc.	7,600	276,108
eBay Inc. (1)	13,555	162,931
Microsoft Corp.	59,753	1,021,776
Oracle Corp. (1)	45,090	758,865
Symantec Corp. (1)	35,583	545,487
Taleo Corp.-Class A (1)	10,400	87,672

		3,063,318
CHEMICALS AND ALLIED PRODUCTS (17.12%)
Abbott Laboratories	12,450	690,228
Amgen Inc. (1)	7,590	416,311
Biogen Idec Inc. (1)	3,200	155,680
Colgate-Palmolive Co.	6,375	414,630
Dow Chemical Co. (The)	4,890	56,675
E. I. du Pont de Nemours and Co.	17,765	407,884
Johnson & Johnson	27,539	1,588,725
KV Pharmaceutical Co.-Class A (1)	15,150	9,848
Mylan Inc. (1)	27,870	315,767
Novartis AG	6,970	287,582
Pfizer Inc.	75,674	1,103,327
Procter & Gamble Co. (The)	17,650	961,925
Schering-Plough Corp.	19,940	350,146
Teva Pharmaceutical Industries, Ltd.	17,534	726,784
Wyeth	9,830	422,395

		7,907,907
COMMUNICATIONS (3.84%)
AT&T Inc.	20,105	494,985
Comcast Corp.-Class A	40,337	590,937
Embarq Corp.	3,800	135,736
Sprint Nextel Corp. (1)	19,593	47,611
Verizon Communications Inc.	16,870	503,907

		1,773,176
DEPOSITORY INSTITUTIONS (2.99%)
Bank of America Corp.	18,272	120,230
Bank of New York Mellon Corp. (The)	21,602	556,035
Citigroup Inc.	25,389	90,131
New York Community Bancorp, Inc.	29,770	394,452
PNC Financial Services Group, Inc. (The)	393	12,780

10

	Shares
	Held	Value
U.S. Bancorp	10,922	$162,082
Wells Fargo & Co.	2,373	44,850

		1,380,560
EATING AND DRINKING PLACES (0.43%)
Chipotle Mexican Grill, Inc. (1)	2,500	119,400
Ruby Tuesday, Inc. (1)	65,000	80,600

		200,000
ELECTRIC, GAS AND SANITARY SERVICES (4.27%)
Atmos Energy Corp.	15,103	370,779
CMS Energy Corp.	31,400	368,950
Integrys Energy Group, Inc.	11,392	475,616
Pepco Holdings, Inc.	13,530	240,969
Pinnacle West Capital Corp.	9,900	331,353
Waste Management, Inc.	6,000	187,140

		1,974,807
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (6.75%)
Advanced Micro Devices, Inc. (1)	45,000	98,550
Cisco Systems, Inc. (1)	50,200	751,494
Diodes Inc. (1)	16,200	104,976
Emerson Electric Co.	5,800	189,660
Energy Conversion Devices, Inc. (1)	9,600	241,632
General Electric Co.	74,125	899,136
Helen of Troy Ltd. (1)	12,088	126,561
Intel Corp.	25,100	323,790
Micron Technology, Inc. (1)	36,400	135,408
QUALCOMM Inc.	5,400	186,570
Technitrol, Inc.	27,900	61,380

		3,119,157
FABRICATED METAL PRODUCTS (0.94%)
Illinois Tool Works Inc.	13,310	434,705
FOOD AND KINDRED PRODUCTS (3.64%)
Coca-Cola Co. (The)	7,660	327,235
Coca-Cola FEMSA, S.A.B. de C.V.	4,200	158,676
Dr Pepper Snapple Group, Inc. (1)	14,100	231,945
H.J. Heinz Co.	5,500	200,750
Kraft Foods Inc.	9,600	269,280
McCormick & Co, Inc.- Non-Voting	7,200	230,688
PepsiCo, Inc.	5,235	262,954

		1,681,528
FOOD STORES (0.68%)
Kroger Co. (The)	13,998	314,955
FORESTRY (0.39%)
Weyerhaeuser Co.	6,520	178,257

11

	Shares
	Held	Value
COMMON STOCKS (continued)
GENERAL MERCHANDISE STORES (2.86%)
Target Corp.	16,110	$502,632
Wal-Mart Stores, Inc.	17,335	816,825

		1,319,457
HOLDING AND OTHER INVESTMENT OFFICES (1.47%)
Adams Express Co. (The)	33,617	255,489
H&Q Life Sciences Investors	47,444	422,252

		677,741
INDUSTRIAL MACHINERY AND EQUIPMENT (5.69%)
3M Co.	16,485	886,728
Apple Inc. (1)	3,900	351,507
EMC Corp. (1)	67,200	741,888
Hewlett-Packard Co.	5,870	203,983
Ingersoll-Rand Co. Ltd.-Class A	15,875	257,334
Sigma Designs, Inc. (1)	18,300	187,026

		2,628,466
INSTRUMENTS AND RELATED PRODUCTS (7.28%)
Agilent Technologies, Inc. (1)	12,000	216,960
Becton, Dickinson and Co.	13,246	962,587
Danaher Corp.	2,900	162,197
Medtronic, Inc.	16,660	557,943
Mettler-Toledo International, Inc. (1)	3,700	246,346
Stryker Corp.	5,770	243,725
Thermo Fisher Scientific Inc. (1)	21,044	756,111
Zimmer Holdings, Inc. (1)	5,980	217,672

		3,363,541
INSURANCE AGENTS, BROKERS AND SERVICE (0.94%)
Arthur J. Gallagher & Co.	14,850	350,015
National Financial Partners Corp.	32,400	83,268

		433,283
INSURANCE CARRIERS (2.85%)
Allstate Corp. (The)	6,225	134,896
American Equity Investment Life Holding Co.	34,900	233,481
American International Group, Inc.	13,040	16,691
EMC Insurance Group Inc.	15,791	306,661
Lincoln National Corp.	3,605	54,544
MBIA Inc. (1)	6,644	25,646
MetLife, Inc.	10,170	292,184
Protective Life Corp.	4,740	39,247
WellPoint, Inc. (1)	5,108	211,727

		1,315,077

12

	Shares
	Held	Value
LUMBER AND WOOD PRODUCTS (0.18%)
Louisiana-Pacific Corp.	40,700	$84,656
METAL MINING (4.58%)
Barrick Gold Corp.	31,792	1,191,882
Goldcorp Inc.	12,400	366,668
Newmont Mining Corp.	14,000	556,920

		2,115,470
MOTION PICTURES (0.99%)
News Corp.-Class A	22,810	145,756
Time Warner Inc.	33,590	313,395

		459,151
MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING (0.64%)
United Parcel Service, Inc.-Class B	7,005	297,642
NON-DEPOSITORY CREDIT INSTITUTIONS (0.11%)
SLM Corp. (1)	4,440	50,838
OIL AND GAS EXTRACTION (7.27%)
Anadarko Petroleum Corp.	10,200	374,748
Apache Corp.	7,100	532,500
Baker Hughes Inc.	6,300	209,916
Devon Energy Corp.	5,400	332,640
Exterran Holdings, Inc. (1)	5,600	124,096
Helmerich & Payne, Inc.	15,200	341,392
Noble Corp.	11,800	320,370
Occidental Petroleum Corp.	9,830	536,227
Rowan Companies, Inc.	11,200	141,792
Transocean Ltd. (1)	3,000	163,860
Weatherford International Ltd. (1)	17,600	194,128
Whiting Petroleum Corp. (1)	3,000	87,000

		3,358,669
PAPER AND ALLIED PRODUCTS (1.68%)
AbitibiBowater Inc. (1)	74,278	56,451
Kimberly-Clark Corp.	14,025	721,867

		778,318
PERSONAL SERVICES (0.40%)
Cintas Corp.	8,070	183,593
PETROLEUM AND COAL PRODUCTS (4.93%)
Chevron Corp.	15,500	1,093,060
ConocoPhillips	12,228	581,197
Exxon Mobil Corp.	5,600	428,288
Valero Energy Corp.	7,200	173,664

		2,276,209
PRIMARY METAL INDUSTRIES (0.53%)
Corning Inc.	16,650	168,332
Olympic Steel, Inc.	4,900	77,763

		246,095

13

	Shares
	Held	Value
COMMON STOCKS (continued)
PRINTING AND PUBLISHING (0.25%)
E.W. Scripps Co. (The)-Class A	4,400	$7,084
R. R. Donnelley & Sons Co.	10,960	106,970

		114,054
RAILROAD TRANSPORTATION (0.35%)
Union Pacific Corp.	3,720	162,899
REAL ESTATE (0.19%)
CB Richard Ellis Group, Inc.-Series A (1)	24,400	87,840
RETAIL-DRUG AND PROPRIETARY STORES (0.79%)
Walgreen Co.	13,400	367,294
RETAIL-HOME FURNITURE AND FURNISHINGS STORES (0.99%)
Bed Bath & Beyond Inc. (1)	8,390	194,900
GameStop Corp.-Class A (1)	10,600	262,668

		457,568
SERVICES-ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT (0.88%)
Quest Diagnostics Inc.	8,200	404,670
TOBACCO PRODUCTS (0.73%)
Philip Morris International Inc.	9,045	336,022

	Shares
	Held	Value
TRANSPORTATION EQUIPMENT (3.14%)
Federal Signal Corp.	17,200	$116,100
Honeywell International Inc.	20,860	684,417
ITT Corp.	14,340	649,315

		1,449,832
WHOLESALE TRADE-NONDURABLE GOODS (0.90%)
SUPERVALU Inc.	6,800	119,272
SYSCO Corp.	13,235	295,008

		414,280

Total Common Stocks (Cost $65,386,267)		45,452,916

SHORT-TERM INVESTMENTS (2.16%)
MONEY MARKET MUTUAL FUND
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $996,328)	996,328	996,328

Total Short-Term Investments (Cost $996,328)		996,328

Total Investments (100.55%) (Cost $66,382,595)		46,449,244

OTHER ASSETS LESS LIABILITIES (0.55%)
Cash, receivables, prepaid expense and other assets, less liabilities		(254,460)

Total Net Assets (100.00%)		$46,194,784

(1)	Non-income producing securities.
See accompanying notes.

14

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO
January 31, 2009
(Unaudited)

	Principal
	Amount	Value
CORPORATE BONDS (38.52%)
DEPOSITORY INSTITUTIONS (5.85%)
Comerica Bank, 5.20%, due 08/22/17	$300,000	$232,554
Huntington National Bank, 5.50%, due 02/15/16	300,000	203,136
PNC Preferred FD, 144A, 6.517%, due 12/31/49 (1)	500,000	371,625
Washington Mutual Bank, FA, 5.65%, due 08/15/14	250,000	253

		807,568
ELECTRIC, GAS AND SANITARY SERVICES (9.76%)
Oglethorpe Power Corp., 6.974%, due 06/30/11	231,000	249,977
PacifiCorp, 6.90%, due 11/15/11	500,000	533,880
South Carolina Electric & Gas Co., 6.50%, due 11/01/18	500,000	562,840

		1,346,697
FOOD AND KINDRED PRODUCTS (1.44%)
Diageo Capital plc, 4.375%, due 05/03/10	200,000	198,156
FOOD STORES (1.09%)
Ahold Finance U.S.A., LLC, 8.25%, due 07/15/10	150,000	150,958
INSURANCE CARRIERS (2.88%)
Prudential Financial, Inc., 6.10%, due 06/15/17	250,000	226,117
SunAmerica Inc., 8.125%, due 04/28/23	300,000	170,973

		397,090
OIL AND GAS EXTRACTION (1.70%)
Burlington Resources Inc., 9.125%, due 10/01/21	200,000	234,452
SECURITY AND COMMODITY BROKERS (7.05%)
Goldman Sachs Group, Inc. (The), 5.125%, due 01/15/15	300,000	270,594
Morgan Stanley-Series MTNC, 5.125%, due 02/11/19	700,000	702,366

		972,960
TOBACCO PRODUCTS (5.49%)
UST Inc., 7.25%, due 06/01/09	750,000	758,438

15

	Principal
	Amount	Value
TRANSPORTATION — BY AIR (2.95%)
Continental Airlines, Inc., Pass-Through Certificates 1991-1 Class A, 6.545%, due 08/02/20	$521,515	$407,235
TRANSPORTATION EQUIPMENT (0.31%)
Ford Motor Co., 9.215%, due 09/15/21	200,000	43,482

Total Corporate Bonds (Cost $6,160,250)		5,317,036
COMMERCIAL MORTGAGE PASS-THROUGH
CERTIFICATES (1.35%)
TIAA Seasoned Commercial Mortgage Trust 2007-C4 Class AJ, 6.09%, due 08/01/39 (cost $494,427)	500,000	186,541
MORTGAGE-BACKED SECURITIES (50.52%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) (11.87%)
3023 Class TG, 5.50%, due 08/01/35	127,332	131,801
3051 Class MY, 5.50%, due 10/01/25	400,000	400,944
Pool # A53146, 5.50%, due 10/01/36	258,154	264,411
Pool # A69436, 6.00%, due 12/01/37	416,589	429,987
Pool # G02562, 6.00%, due 01/01/37	398,490	411,698

		1,638,841
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (10.06%)
Pool # 257306, 5.50%, due 08/01/38	977,338	1,000,834
Pool # 906224, 5.50%, due 01/01/37	377,929	387,251

		1,388,085
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (28.59%)
2003-1 Class PE, 5.50%, due 07/01/32	500,000	519,934
Pool # 1512, 7.50%, due 12/01/23	23,682	25,147
Pool # 2631, 7.00%, due 08/01/28	12,513	13,369
Pool # 2658, 6.50%, due 10/01/28	33,555	35,203

16

	Principal
	Amount	Value
MORTGAGE-BACKED SECURITIES (continued)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (continued)
Pool # 2698, 5.50%, due 01/01/29	$56,429	$58,120
Pool # 2701, 6.50%, due 01/01/29	38,969	40,888
Pool # 2796, 7.00%, due 08/01/29	14,966	15,984
Pool # 3039, 6.50%, due 02/01/31	4,305	4,518
Pool # 3188, 6.50%, due 01/01/32	44,964	47,187
Pool # 3239, 6.50%, due 05/01/32	32,767	34,387
Pool # 3261, 6.50%, due 07/01/32	31,841	33,415
Pool # 3320, 5.50%, due 12/01/32	335,304	344,103
Pool # 3333, 5.50%, due 01/01/33	229,220	235,107
Pool # 3375, 5.50%, due 04/01/33	68,679	70,443
Pool # 3390, 5.50%, due 05/01/33	314,867	322,953
Pool # 3403, 5.50%, due 06/01/33	359,491	368,724
Pool # 3458, 5.00%, due 10/01/33	473,015	482,927
Pool # 3499, 5.00%, due 01/01/34	239,368	244,270
Pool # 3556, 5.50%, due 05/01/34	181,520	186,048
Pool # 3623, 5.00%, due 10/01/34	597,534	609,771
Pool # 22630, 6.50%, due 08/01/28	17,090	17,929
Pool # 643816, 6.00%, due 07/01/25	227,522	235,777

		3,946,204

Total Mortgage-Backed Securities (Cost $6,744,944)		6,973,130

17

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS (8.82%)
UNITED STATES GOVERNMENT AGENCIES (5.43%)
Federal Home Loan Bank, due 02/11/09	$300,000	$299,988
Federal Home Loan Bank, due 02/23/09	450,000	449,971

Total United States Government Agencies (Cost $749,959)		749,959

	Shares
	Held
MONEY MARKET MUTUAL FUND (3.39%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $468,146)	468,146	468,146

Total Short-Term Investments (Cost $1,218,105)		1,218,105

Total Investments (99.21%) (Cost $14,617,726)		13,694,812
OTHER ASSETS LESS LIABILITIES (0.79%)
Cash, receivables, prepaid expense and other assets, less liabilities		109,475

Total Net Assets (100.00%)		$13,804,287

(1)	Restricted Securities — securities exempt from registration under Rule 144A of the Securities Act of 1933: PNC Preferred FD, was purchased at 100.000 on 11/29/06. As of 01/31/09, the carrying value of each unit was 74.325, representing $371,625 or 2.69% of total net assets.
     See accompanying notes.

18

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO
January 31, 2009
(Unaudited)

	Shares
	Held	Value
PREFERRED STOCKS (1.30%)
DEPOSITORY INSTITUTIONS
Sovereign Capital Trust V, 7.75% (Cost $200,000)	8,000	$126,000

	Principal
	Amount
CORPORATE BONDS (87.71%)
APPAREL AND ACCESSORY STORES (5.06%)
Woolworth (FW) Corp., 8.50%, due 01/15/22	$600,000	489,000
CHEMICALS AND ALLIED PRODUCTS (4.05%)
Chemtura Corp., 6.875%, due 06/01/16	300,000	97,500
Lubrizol Corp. (The), 8.875%, due 02/01/19	250,000	260,242
Nova Chemicals, Ltd., 7.875%, due 09/15/25	200,000	33,398

		391,140
DEPOSITORY INSTITUTIONS (3.85%)
PNC Preferred FD, 144A, 6.517%, due 12/31/49 (1)	500,000	371,625
ELECTRIC, GAS AND SANITARY SERVICES (16.99%)
Avista Corp., 5.95%, due 06/01/18	300,000	310,503
Bruce Mansfield Unit 1, 6.85%, due 06/01/34	500,000	391,545
Entergy Corp., 6.18%, due 03/01/35	300,000	247,707
ESI Tractebel Acquisition Corp., 7.99%, due 12/30/11	269,000	262,939
South Carolina Electric & Gas Co., 6.50%, due 11/01/18	200,000	225,136
Waterford 3 Nuclear Power Plant, 8.09%, due 01/02/17	192,674	203,100

		1,640,930
FOOD STORES (3.26%)
Safeway Inc., 7.45%, due 09/15/27	300,000	314,697
FURNITURE AND FIXTURES (2.03%)
Steelcase Inc., 6.50%, due 08/15/11	200,000	196,226
HOLDING AND OTHER INVESTMENT OFFICES (13.07%)
First Industrial L.P., 7.60%, due 07/15/28	300,000	198,231

19

	Principal
	Amount	Value
Hospitality Properties Trust, 6.75%, due 02/15/13	$225,000	$148,453
HRPT Properties Trust, 6.25%, due 08/15/16	425,000	251,430
iStar Financial, Inc.-Series B, 5.70%, due 03/01/14	421,000	155,189
Realty Income Corp., 6.75%, due 08/15/19	500,000	335,455
Rouse Company LP (The), 5.375%, due 11/26/13	500,000	173,830

		1,262,588
INSURANCE CARRIERS (2.68%)
PXRE Capital Trust, 8.85%, due 02/01/27	350,000	259,000
MOTION PICTURES (2.18%)
Time Warner Inc., 8.375%, due 03/15/23	200,000	210,854
OIL & GAS EXTRACTION (6.13%)
Nabors Industries, Inc., 144A, 9.25%, due 01/15/19 (1)	300,000	293,805
Sabine Pass LNG, L.P., 7.50%, due 11/30/16	400,000	298,000

		591,805
PAPER AND ALLIED PRODUCTS (10.28%)
AbitibiBowater Inc., 9.375%, due 12/15/21	400,000	72,000
Cascades Inc., 7.25%, due 02/15/13	500,000	284,810
Potlatch Corp., 9.125%, due 12/01/09	600,000	636,156

		992,966
PIPELINES (3.45%)
NuStar Logistics, L.P., 7.65%, due 04/15/18	400,000	332,924
TRANSPORTATION — BY AIR (2.31%)
Continental Airlines, Inc. Pass-Through Certificates 1997-1 Class 1A, 7.461%, due 10/01/16	315,771	222,619
TRANSPORTATION SERVICES (2.51%)
Preston Corp., 7.00%, due 05/01/11	247,000	242,312
WATER TRANSPORTATION (9.86%)
Overseas Shipholding Group, Inc., 8.75%, due 12/01/13	400,000	354,000

20

	Principal
	Amount	Value
CORPORATE BONDS (continued)
WATER TRANSPORTATION (continued)
Windsor Petroleum Transportation, 144A, 7.84%, due 01/15/21 (1)	$500,000	$598,355

		952,355

Total Corporate Bonds (Cost $11,071,163)		8,471,041
MORTGAGE-BACKED SECURITIES (5.16%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
3023 Class TG, 5.50%, due 08/01/35	190,998	197,702
3051 Class MY, 5.50%, due 10/01/25	300,000	300,708

Total Mortgage-Backed Securities (Cost $483,741)		498,410
SHORT-TERM INVESTMENTS (3.99%)
COMMERCIAL PAPER (2.59%)
PETROLEUM AND COAL PRODUCTS
Chevron Corp., 0.11%, due 02/04/09 (Cost $250,000)	250,000	250,000

	Shares
	Held	Value
MONEY MARKET MUTUAL FUND (1.40%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $134,724)	134,724	$134,724

Total Short-Term Investments (Cost $384,724)		384,724

Total Investments (98.16%) (Cost $12,139,628)		9,480,175
OTHER ASSETS LESS LIABILITIES (1.84%)
Cash, receivables, prepaid expense and other assets, less liabilities		177,971

Total Net Assets (100.00%)		$9,658,146

(1)	Restricted Securities — securities exempt from registration under Rule 144A of the Securities Act of 1933:

PNC Preferred FD, was purchased at 100.000 on 11/29/2006. As of 01/31/09, the carrying value of each unit was 74.325, representing $371,625 or 3.85% of total net assets.

Nabors Industries, Inc. was purchased at 99.998 on 01/07/2009. As of 01/31/09, the carrying value of each unit was 97.935, representing $293,805 or 3.04% of total net assets.

Windsor Petroleum Transportation was purchased at 80.500 on 08/26/99. As of 01/31/09, the carrying value of each unit was 119.671, representing $598,355 or 6.20% of total net assets.

As of 01/31/09, the carrying value of all restricted securities was $1,263,785 or 13.09% of total net assets.
See accompanying notes.

21

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO
January 31, 2009
(Unaudited)

	Shares
	Held	Value
COMMON STOCKS (66.85%)
AUTOMOTIVE DEALERS AND GASOLINE SERVICE STATIONS (0.01%)
Sonic Automotive, Inc.-Class A	1,200	$2,436
BUSINESS SERVICES (2.75%)
Automatic Data Processing, Inc.	4,500	163,485
eBay Inc. (1)	4,000	48,080
Microsoft Corp.	25,100	429,210
Oracle Corp. (1)	11,520	193,882
Taleo Corp.-Class A (1)	7,100	59,853

		894,510
CHEMICALS AND ALLIED PRODUCTS (12.55%)
Abbott Laboratories	10,400	576,576
Amgen Inc. (1)	1,900	104,215
Colgate-Palmolive Co.	3,635	236,420
Dow Chemical Co. (The)	6,040	70,004
E. I. du Pont de Nemours and Co.	12,405	284,819
Johnson & Johnson	15,703	905,906
K-V Pharmaceutical Co. Class A (1)	7,050	4,582
Mylan Inc. (1)	16,595	188,021
Novartis AG	4,030	166,278
Pfizer Inc.	41,922	611,223
Procter & Gamble Co. (The)	5,905	321,822
Schering-Plough Corp.	9,700	170,332
Teva Pharmaceutical Industries Ltd.	4,892	202,773
Wyeth	5,500	236,335

		4,079,306
COMMUNICATIONS (2.00%)
AT&T Inc.	5,895	145,135
Comcast Corp.-Class A	7,203	105,524
Embarq Corp.	2,350	83,942
Sprint Nextel Corp. (1)	12,175	29,585
Verizon Communications Inc.	9,615	287,200

		651,386
DEPOSITORY INSTITUTIONS (1.92%)
Bank of America Corp.	8,047	52,949
Bank of New York Mellon Corp. (The)	6,399	164,710
Citigroup Inc.	9,013	31,996
New York Community Bancorp, Inc.	19,030	252,148
PNC Financial Services Group, Inc. (The)	161	5,236
U.S. Bancorp	6,272	93,076
Wells Fargo & Co.	1,241	23,455

		623,570

22

	Shares
	Held	Value
EATING AND DRINKING PLACES (0.17%)
Ruby Tuesday, Inc. (1)	45,000	$55,800
ELECTRIC, GAS AND SANITARY SERVICES (5.33%)
Atmos Energy Corp.	12,783	313,823
Integrys Energy Group, Inc.	6,758	282,146
Pepco Holdings, Inc.	8,375	149,159
Pinnacle West Capital Corp.	11,400	381,558
Tortoise Energy Capital Corp.	25,768	382,397
Waste Management, Inc.	7,200	224,568

		1,733,651
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (4.53%)
Advanced Micro Devices, Inc. (1)	31,000	67,890
Cisco Systems, Inc. (1)	16,200	242,514
Energy Conversion Devices Inc. (1)	3,300	83,061
General Electric Co.	53,735	651,806
Helen of Troy Ltd. (1)	6,813	71,332
Intel Corp.	17,200	221,880
Micron Technology, Inc. (1)	25,100	93,372
Technitrol, Inc.	19,300	42,460

		1,474,315
FABRICATED METAL PRODUCTS (0.52%)
Illinois Tool Works Inc.	5,175	169,016
FOOD AND KINDRED PRODUCTS (2.54%)
Coca-Cola Co. (The)	5,440	232,397
Diageo plc	2,800	152,152
Kraft Foods Inc.	5,737	160,923
PepsiCo, Inc.	5,615	282,041

		827,513
FORESTRY (0.67%)
Weyerhaeuser Co.	8,040	219,814
GENERAL MERCHANDISE STORES (1.70%)
Target Corp.	2,440	76,128
Wal-Mart Stores, Inc.	10,115	476,619

		552,747
HOLDING AND OTHER INVESTMENT OFFICES (0.71%)
H&Q Life Sciences Investors	10,078	89,694
iShares MSCI Japan Index	16,570	139,685

		229,379
INDUSTRIAL MACHINERY & EQUIPMENT (3.31%)
3M Co.	9,580	515,308
Apple Inc. (1)	1,800	162,234
EMC Corp. (1)	14,400	158,976

23

	Shares
	Held	Value
COMMON STOCKS (continued)
INDUSTRIAL MACHINERY & EQUIPMENT (continued)
Hewlett-Packard Co.	2,530	$87,918
Ingersoll-Rand Co. Ltd.-Class A	9,341	151,418

		1,075,854
INSTRUMENTS AND RELATED PRODUCTS (2.31%)
Becton, Dickinson and Co.	3,137	227,966
Medtronic, Inc.	4,800	160,752
Stryker Corp.	1,795	75,821
Thermo Fisher Scientific Inc. (1)	5,152	185,111
Zimmer Holdings, Inc. (1)	2,740	99,736

		749,386
INSURANCE AGENTS, BROKERS AND SERVICE (0.62%)
Arthur J. Gallagher & Co.	8,605	202,820
INSURANCE CARRIERS (2.96%)
Allstate Corp. (The)	3,635	78,770
American International Group, Inc.	3,710	4,749
EMC Insurance Group Inc.	20,429	396,731
Lincoln National Corp.	2,200	33,286
MetLife, Inc.	5,600	160,888
Old Republic International Corp.	13,400	138,288
Protective Life Corp.	2,890	23,929
WellPoint, Inc. (1)	2,997	124,226

		960,867
LUMBER AND WOOD PRODUCTS (0.18%)
Louisiana-Pacific Corp.	28,200	58,656
METAL MINING (4.41%)
Barrick Gold Corp.	29,624	1,110,604
Newmont Mining Corp.	8,100	322,218

		1,432,822
MOTION PICTURES (0.26%)
News Corp.	11,500	83,260
MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING (0.45%)
United Parcel Service, Inc.-Class B	3,405	144,678
NON-DEPOSITORY CREDIT INSTITUTIONS (0.09%)
SLM Corp. (1)	2,565	29,369
OIL AND GAS EXTRACTION (5.06%)
Anadarko Petroleum Corp.	5,700	209,418
Apache Corp.	3,900	292,500
Baker Hughes Inc.	3,600	119,952

24

	Shares
	Held	Value
Devon Energy Corp.	3,100	$190,960
Occidental Petroleum Corp.	11,030	601,686
Rowan Companies, Inc.	9,000	113,940
Weatherford International Ltd. (1)	10,400	114,712

		1,643,168
PAPER AND ALLIED PRODUCTS (1.26%)
AbitibiBowater Inc. (1)	6,242	4,744
Kimberly-Clark Corp.	7,875	405,326

		410,070
PERSONAL SERVICES (0.33%)
Cintas Corp.	4,725	107,494
PETROLEUM AND COAL PRODUCTS (2.37%)
ConocoPhillips	8,225	390,934
Exxon Mobil Corp.	3,300	252,384
Valero Energy Corp.	5,200	125,424

		768,742
PIPELINES (1.78%)
Kinder Morgan Management, LLC (1)	13,306	578,412
PRIMARY METAL INDUSTRIES (0.48%)
Corning Inc.	10,300	104,133
Olympic Steel, Inc.	3,300	52,371

		156,504
PRINTING AND PUBLISHING (0.20%)
E.W. Scripps Co. (The)-Class A	3,044	4,901
R. R. Donnelley & Sons Co.	6,065	59,194

		64,095
REAL ESTATE (0.19%)
CB Richard Ellis Group, Inc.-Series A (1)	16,900	60,840
RETAIL-DRUG AND PROPRIETARY STORES (0.63%)
Walgreen Co.	7,500	205,575
SERVICES-ENGINEERING, ACCOUNTING, RESEARCH & MANAGEMENT (0.90%)
Quest Diagnostics Inc.	5,900	291,165
TOBACCO PRODUCTS (0.46%)
Philip Morris International Inc.	4,050	150,458
TRANSPORTATION EQUIPMENT (2.69%)
Federal Signal Corp.	16,200	109,350
Genuine Parts Co.	5,300	169,706
Honeywell International Inc.	8,065	264,613
ITT Corp.	7,280	329,638

		873,307

25

	Shares
	Held	Value
COMMON STOCKS (continued)
WHOLESALE TRADE-NONDURABLE GOODS (0.51%)
SYSCO Corp.	7,485	$166,841

Total Common Stocks (Cost $28,507,810)		21,727,826
PUBLICLY-TRADED PARTNERSHIPS (1.66%)
PIPELINES
Buckeye Partners, L.P.	4,900	196,490
Enbridge Energy Partners, L.P.	4,800	152,160
Magellan Midstream Partners, L.P.	5,500	190,740

Total Publicly-Traded Partnerships (Cost $648,722)		539,390

	Principal
	Amount
MORTGAGE-BACKED SECURITIES (26.24%)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
2003-1 Class PE, 5.50%, due 07/01/32	$1,250,000	1,299,834
2003-11 Class QC, 5.50%, due 02/01/33	1,500,000	1,539,938
2003-71 Class AK, 5.00%, due 09/01/29	400,000	409,295
2003-116 Class JC, 5.00%, due 05/01/30	440,000	451,202
2004-22 Class BK, 3.47%, due 04/01/34	136,686	136,991
2004-26 Class GC, 5.00%, due 06/01/31	700,000	719,662
2004-76 Class VG, 5.00%, due 09/01/23	300,000	308,170
2004-89 Class KC, 4.00%, due 10/01/34	277,719	279,530
2004-105 Class PB, 5.00%, due 06/01/33	1,128,800	1,166,293
2004-109 Class WE, 5.00%, due 05/01/33	522,000	539,405
2005-44 Class KC, 5.00%, due 04/01/31	500,000	504,658
2006-38 Class OG, 5.00%, due 06/01/36	650,000	667,421
Pool # 2796, 7.00%, due 08/01/29	33,675	35,964
Pool # 3040, 7.00%, due 02/01/31	17,947	19,154

26

	Principal
	Amount	Value
Pool # 3188, 6.50%, due 01/01/32	$44,964	$47,186
Pool # 3239, 6.50%, due 05/01/32	83,767	87,908
Pool # 3333, 5.50%, due 01/01/33	200,567	205,719
Pool # 3403, 5.50%, due 06/01/33	107,038	109,787

Total Mortgage-Backed Securities (Cost $8,157,001)		8,528,117
SHORT-TERM INVESTMENTS (5.38%)
UNITED STATES GOVERNMENT AGENCIES (1.54%)
Federal Home Loan Bank, due 02/27/09 (Cost $499,921)	500,000	499,921

	Shares
	Held
MONEY MARKET MUTUAL FUND (3.84%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $1,249,160)	1,249,160	1,249,160

Total Short Term Investments (Cost $1,749,081)		1,749,081

Total Investments (100.13%) (Cost $39,062,614)		32,544,414
OTHER ASSETS LESS LIABILITIES (.13%)
Cash, receivables, prepaid expense and other assets, less liabilities		(42,734)

Total Net Assets (100.00%)		$32,501,680

(1)	Non-income producing securities.
See accompanying notes.

27

	Annualized
	Yield on
	Purchase	Principal
	Date	Amount	Value
SHORT-TERM INVESTMENTS (98.94%)
COMMERCIAL PAPER (7.96%)
NONDEPOSITORY INSTITUTIONS (3.98%)
General Electric Capital Corp., due 03/10/09	0.150%	$150,000	$150,000
PETROLEUM AND COAL PRODUCTS (3.98%)
Chevron Corp., due 02/03/09	0.120	150,000	150,000

Total Commercial Paper (Cost $300,000)			300,000
UNITED STATES GOVERNMENT AGENCIES (90.98%)
Federal Home Loan Bank, due 02/06/09	0.112	150,000	149,997
Federal Home Loan Bank, due 03/04/09	0.183	200,000	199,968
Federal Home Loan Bank, due 03/05/09	0.183	200,000	199,967
Federal Home Loan Bank, due 03/06/09	0.112	100,000	99,990
Federal Home Loan Bank, due 03/11/09	0.152	100,000	99,984
Federal Home Loan Bank, due 03/18/09	0.254	100,000	99,968
Federal Home Loan Bank, due 03/20/09	0.254	100,000	99,967
Federal Home Loan Bank, due 03/23/09	0.132	100,000	99,981
Federal Home Loan Bank, due 03/25/09	0.254	100,000	99,963
Federal Home Loan Bank, due 03/26/09	0.264	100,000	99,961
Federal Home Loan Mortgage Corp., due 02/17/09	0.101	150,000	149,993
Federal Home Loan Mortgage Corp., due 02/19/09	0.203	100,000	99,989
Federal Home Loan Mortgage Corp., due 02/26/09	0.101	100,000	99,993
Federal Home Loan Mortgage Corp., due 02/27/09	0.101	100,000	99,992
Federal Home Loan Mortgage Corp., due 03/02/09	1.119	100,000	99,908
Federal Home Loan Mortgage Corp., due 04/06/09	0.304	100,000	99,946
Federal Home Loan Mortgage Corp., due 04/08/09	0.294	100,000	99,946
Federal Home Loan Mortgage Corp., due 04/20/09	0.335	100,000	99,928
Federal Home Loan Mortgage Corp., due 04/23/09	0.183	100,000	99,960
Federal Home Loan Mortgage Corp., due 05/06/09	0.264	100,000	99,931
Federal National Mortgage Assoc., due 02/02/09	0.239	250,000	249,997
Federal National Mortgage Assoc., due 02/05/09	0.152	150,000	149,997
Federal National Mortgage Assoc., due 02/11/09	0.507	80,000	79,988
Federal National Mortgage Assoc., due 02/18/09	0.162	150,000	149,988
Federal National Mortgage Assoc., due 03/03/09	0.132	100,000	99,989
Federal National Mortgage Assoc., due 04/01/09	0.315	100,000	99,948
Federal National Mortgage Assoc., due 04/29/09	0.355	100,000	99,914
Federal National Mortgage Assoc., due 05/26/09	0.254	200,000	199,840

Total United States Government Agencies (Cost $3,428,993)			3,428,993

Total Short-Term Investments (Cost $3,728,993)			3,728,993
OTHER ASSETS LESS LIABILITIES (1.06%)
Cash, receivables, prepaid expense and other assets, less liabilities			40,114

Total Net Assets (100.00%)			$3,769,107

See accompanying notes.

28

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO
January 31, 2009
(Unaudited)

	Shares
	Held	Value
COMMON STOCKS (94.34%)
BUSINESS SERVICES (4.28%)
Microsoft Corp.	58,078	$993,134
Oracle Corp. (1)	32,792	551,889

		1,545,023
CHEMICALS AND ALLIED PRODUCTS (19.44%)
Abbott Laboratories	15,633	866,694
Amgen Inc. (1)	11,272	618,269
Bristol-Myers Squibb Co.	24,299	520,242
Colgate-Palmolive Co.	4,380	284,875
Dow Chemical Co. (The)	6,653	77,108
E. I. du Pont de Nemours and Co.	9,953	228,521
Eli Lilly and Co.	11,462	422,031
Johnson & Johnson	27,191	1,568,649
Merck & Co., Inc.	19,480	556,154
Pfizer Inc.	26,585	387,609
Procter & Gamble Co. (The)	27,221	1,483,545

		7,013,697
COMMUNICATIONS (4.86%)
AT&T Inc.	24,336	599,152
CBS Corp.-Class B	7,635	43,672
Comcast Corp.-Class A	20,878	305,863
Verizon Communications Inc.	23,164	691,909
Viacom Inc.-Class B (1)	7,635	112,616

		1,753,212
DEPOSITORY INSTITUTIONS (4.29%)
Bank of America Corp.	28,262	185,964
Citigroup Inc.	27,308	96,943
JPMorgan Chase & Co.	28,955	738,642
Wells Fargo & Co.	27,901	527,329

		1,548,878
EATING AND DRINKING PLACES (4.37%)
McDonald’s Corp.	27,182	1,577,100
ELECTRIC, GAS AND SANITARY SERVICES (3.53%)
Exelon Corp.	15,218	825,120
Southern Co. (The)	13,404	448,364

		1,273,484
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (5.36%)
Cisco Systems, Inc. (1)	35,837	536,480
General Electric Co.	51,694	627,048
Intel Corp.	36,186	466,799
Motorola, Inc.	22,925	101,558
Texas Instruments Inc.	13,518	202,094

		1,933,979

29

	Shares
	Held	Value
FOOD AND KINDRED PRODUCTS (4.99%)
Coca-Cola Co. (The)	19,684	$840,901
Kraft Foods Inc.	16,974	476,121
PepsiCo, Inc.	9,602	482,308

		1,799,330
FORESTRY (0.30%)
Weyerhaeuser Co.	3,951	108,020
GENERAL MERCHANDISE STORES (4.12%)
Target Corp.	7,360	229,632
Wal-Mart Stores, Inc.	26,649	1,255,701

		1,485,333
INDUSTRIAL MACHINERY AND EQUIPMENT (9.32%)
3M Co.	10,955	589,270
Applied Materials, Inc.	15,140	141,862
Caterpillar Inc.	17,684	545,551
Dell Inc. (1)	20,103	190,979
EMC Corp. (1)	23,960	264,518
Hewlett-Packard Co.	22,743	790,319
International Business Machines Corp.	9,177	841,072

		3,363,571
MOTION PICTURES (2.05%)
Time Warner Inc.	28,927	269,889
Walt Disney Co. (The)	22,797	471,442

		741,331
NON-DEPOSITORY CREDIT INSTITUTIONS (1.56%)
American Express Co.	33,683	563,517
PETROLEUM AND COAL PRODUCTS (13.93%)
Chevron Corp.	24,393	1,720,194
Exxon Mobil Corp.	43,203	3,304,165

		5,024,359
PRIMARY METAL INDUSTRIES (0.41%)
Alcoa Inc.	19,124	148,976
SECURITY AND COMMODITY BROKERS (0.38%)
Ameriprise Financial, Inc.	6,733	135,670
TOBACCO PRODUCTS (3.65%)
Altria Group, Inc.	24,528	405,693
Philip Morris International Inc.	24,528	911,215

		1,316,908

30

	Shares
	Held	Value
COMMON STOCKS (continued)
TRANSPORTATION EQUIPMENT (7.50%)
Boeing Co. (The)	16,981	$718,466
General Motors Corp.	10,329	31,090
Honeywell International Inc.	22,597	741,408
United Technologies Corp.	25,310	1,214,627

		2,705,591

Total Common Stocks (Cost $31,942,748)		34,037,979
SHORT-TERM INVESTMENTS (5.53%)
MONEY MARKET MUTUAL FUND (4.15%)
JP Morgan U.S. Treasury Plus Money Market Fund (Cost $1,496,555)	1,496,555	1,496,555

	Principal
	Amount	Value
UNITED STATES GOVERNMENT AGENCIES (1.38%)
Federal Home Loan Bank, due 02/23/09 (Cost $499,958)	$500,000	$499,958

Total Short-Term Investments (Cost $1,996,513)		1,996,513

Total Investments (99.87%) (Cost $33,939,261)		36,034,492
OTHER ASSETS LESS LIABILITIES (0.13%)
Cash, receivables, prepaid expense and other assets, less liabilities		48,275

Total Net Assets (100.00%)		$36,082,767

(1)	Non-income producing securities.
See accompanying notes.

31

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2009
(Unaudited)
1. Significant Accounting Policies
Organization
     EquiTrust Series Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, or mutual fund. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios). The Fund offers Class A, Class B and Institutional shares (“Class I”). The Fund began offering Class A shares on December 1, 2005. Effective March 15, 2006 sales of Class B shares were discontinued. Reinvestments through dividend distributions will continue with Class B shares.
     Class I shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) investment advisory clients of EquiTrust Investment Management Services, Inc. (“EquiTrust Investment”), including affiliated and unaffiliated benefit plans, such as qualified retirement plans, and affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau federations; (d) directors and trustees of the Fund and affiliated funds; and (e) such other types of accounts as EquiTrust Marketing Services, LLC (“EquiTrust Marketing”), the Fund’s distributor, deems appropriate. Class I shares currently are available for purchase only from EquiTrust Marketing.
     Class A shares (excluding the Money Market Portfolio) are subject to a front-end sales charge. Class B shares are subject to a declining contingent deferred sales charge (“CDSC”) on shares redeemed within six years of purchase. Class B shares will automatically convert to Class A shares of the same Portfolio at the end of the sixth year at the relative NAV of the two classes and the front-end sales charge associated with Class A will be waived. Class I shares are not subject to a front-end sales charge or CDSC. Class I shares do not bear any distribution fee or administrative service fee. The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio, except that Class A and B shares have separate and exclusive voting rights with respect to the Fund’s Rule 12b-1 Plan. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share, subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Class A and B shares). In addition, the Board of Directors of the Fund declares separate dividends on each class of shares.
     The Fund allocates daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses not directly attributed to a Portfolio are apportioned among each of the Portfolios based upon the relative value of each Portfolio. Expenses specifically attributable to a particular class are charged directly to such class. As noted previously, distribution fees and administrative service fees are only charged against Class A and B shares. Other class-specific expenses charged to each class during the period ended January 31, 2009, which are included in the corresponding captions of the statements of operations, were as follows:

	Transfer and Dividend
	Disbursing Agent Fees			Registration Fees
Portfolio	Class A	Class B	Class I	Class A	Class B	Class I
Value Growth	$57,668	$16,377	$1,626	$3,653	$9	$1,574
High Grade Bond	9,894	3,940	508	2,150	1	1,515
Strategic Yield	10,449	3,817	765	2,109	1	1,458
Managed	38,497	13,246	1,430	2,764	6	1,509
Money Market	1,258	1,089	546	1,514	—	1,660
Blue Chip	56,529	20,852	2,042	2,916	10	1,477
Security Valuation
     All portfolios, other than the Money Market Portfolio, value their investment securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent. In situations where market quotations are not readily available or quoted market prices are not reliable, investments are valued at fair value in accordance with the procedures adopted by the Fund’s Board of Directors. Short-term investments are valued at market value, except that obligations maturing in one year or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market value.
     The Money Market Portfolio values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

32

Income and Investment Transactions
     For financial reporting purposes, investment transactions are recorded on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.
Dividends and Distributions to Shareholders
     On each day that the net asset value per share is calculated in the High Grade Bond and Strategic Yield Portfolios, that Portfolio’s net investment income will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the Money Market Portfolio, each day the net asset value per share is calculated, net investment income and any realized gains and losses from investment transactions will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the High Grade Bond and Strategic Yield Portfolios, any net short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually. Dividends and distributions of the other portfolios are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles (see Note 2). Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
     Dividends and distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.
Use of Estimates
     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Indemnifications
     Under the Fund’s organizational documents, its present and past officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. At the discretion of the Board of Directors, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.
New Accounting Pronouncements
     Effective August 1, 2008, the Fund adopted Statement of Financial Accounting Standards (Statement) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. See Note 4, “Fair Value”, for detailed information regarding fair value measurements.
2. Federal Income Taxes
     No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. As of January 31, 2009, the Fund is not aware of any uncertain tax positions. The Fund is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for tax years prior to 2006.
     An election was made under section 311 of the Taxpayer Relief Act of 1997 to treat certain securities within the Value Growth Portfolio as deemed to have been sold on January 2, 2001, at the closing market price and then reacquired on that date for the same amount. The securities elected for the deemed sale resulted in a realized gain, for tax reporting purposes only, of $5,905,182. These realized gains were offset against capital loss carryovers. As a result of this election, as of January 31, 2009, the tax cost of investments of the Value Growth Portfolio differed by $557,072 from the cost for financial reporting purposes.

33

     As of January 31, 2009, the approximate net capital loss carryovers were as follows:

	Portfolio
	Value	Strategic		Blue
Net Capital Loss Carryovers Expire In:	Growth	Yield	Managed	Chip
2011	$—	$626,000	$—	$—
2012	—	268,000	—	—
2017	3,126,000	14,000	20,000	824,000

	$3,126,000	$908,000	$20,000	$824,000

     As of January 31, 2009, the Value Growth Portfolio had post-October capital losses of $19,190 that were deferred to the first day of the next fiscal year.
     The tax character of distributions for the periods indicated were as follows:

	Six Months Ended		Year Ended
	January 31, 2009		July 31, 2008
	Ordinary	Long-Term	Ordinary	Long-Term
Portfolio	Income	Capital Gains	Income	Capital Gains
Value Growth	$589,812	$—	$1,338,692	$1,112,766
High Grade Bond	315,125	147,085	649,854	—
Strategic Yield	343,296	—	702,843	—
Managed	331,028	—	780,676	1,874,925
Money Market	12,954	—	84,995	—
Blue Chip	575,229	225,447	650,311	1,917,700
     The Fund designates long-term capital gain dividends per Internal Revenue Code Section 852(b)(3)(C). Distributions of short-term capital gain are treated as ordinary income distributions for tax purposes.
     As of January 31, 2009, the components of accumulated earnings (deficit) and capital gains (losses) on a tax basis were identical to those reported in the statements of assets and liabilities, except as follows:

	Portfolio
	Value	Strategic
	Growth	Yield	Managed
Undistributed ordinary income	$136,880	$3,272	$48,053
Accumulated capital losses	(3,145,177)	(908,640)	(19,925)
Net unrealized depreciation of investments	(20,307,955)	(2,659,453)	(6,430,724)
Other timing differences	—	(3,272)	—

Total accumulated deficit	$(23,316,252)	$(3,568,093)	$(6,402,596)

     The primary differences between book-basis and tax-basis accumulated capital losses and net unrealized appreciation of investments in the Value Growth Portfolio are attributable to the realized gain recognized on January 2, 2001 from the mark to market election. Other differences in the Value Growth and Managed Portfolios are attributable to taxable spinoffs, mergers and corporate inversions. The Strategic Yield Portfolio held a trust-preferred security which accrues income for tax purposes and not financial reporting purposes.
3. Management Contract and Transactions with Affiliates
     The Fund has entered into agreements with EquiTrust Investment relating to the management of the Portfolios and the investment of their assets, the transfer and dividend disbursing agent duties, and the accounting functions.
     Pursuant to these agreements, fees paid to EquiTrust Investment are determined as follows: (1) annual investment advisory and management fees, which are based on each Portfolio’s average daily net assets as follows: Value Growth Portfolio — 0.50%; High Grade Bond Portfolio — 0.40%; Strategic Yield Portfolio — 0.55%; Managed Portfolio — 0.60%; Money Market Portfolio — 0.25%; and Blue Chip Portfolio — 0.25%; (2) transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account charge ranging from $7.03 to $9.03; and (3) accounting fees, which are based on each Portfolio’s daily net assets at an annual rate of 0.05%, with a maximum per Portfolio annual expense of $30,000.

34

     Distribution and administrative service fees paid to EquiTrust Marketing are determined as follows: (1) distribution fees are computed at an annual rate of 0.25% for Class A and 0.50% for Class B of the average daily net asset value attributable to shares of the respective class in each Portfolio and; (2) administrative service fees, which are computed at an annual rate of 0.25% for Class A and Class B of the average daily net asset value attributable to shares of the respective class in each Portfolio.
     Front-end sales charges and CDSC (collectively “sales charges”) are not recorded as expenses of the Fund. Front-end sales charges are deducted out of the proceeds from the sales of Fund shares prior to investment into Class A. CDSC are deducted from the redemption proceeds out of Class B prior to remittance to the shareholder. All sales charges are retained by EquiTrust Marketing. During the period ended January 31, 2009, EquiTrust Marketing retained $64,027 in sales charges from the sales of Class A shares and $10,008 in CDSC from the redemption of Class B shares.
     EquiTrust Investment has agreed to reimburse the Portfolios annually for total expenses (excluding brokerage, interest, taxes, the distribution fee and extraordinary expenses) in excess of 1.50% for each share class based on each Portfolio’s average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the Portfolio for such period. When shares roll from Class B to Class A proportionate amounts of net investment income is moved from Class B to Class A. During the period ended January 31, 2009, expense reimbursements moved from Class B to Class A in the Value Growth, High Grade Bond, Strategic Yield, Managed and Money Market Portfolios in the amount of $9, $28, $103, $242 and $308, respectively.
     During the period ended January 31, 2009, EquiTrust Investment began voluntarily waiving and reimbursing various Portfolio and class level expenses in the Money Market Portfolio Class A, B and I shares. These voluntary waivers and reimbursements may be revoked at any time. For the period ended January 31, 2009, the voluntary waiver and reimbursement amounts were as follows:

	Money Market Portfolio
Fees	Class A	Class B	Class I
Investment advisory and management fees	$291	$81	$1,185
Transfer and dividend disbursing agent fees	502	699	51
Administrative service fees	386	—	—
Accounting fees	9	3	40
Custodian fees	143	40	558
Registration fees	365	—	420
Miscellaneous	22	6	94

Total	$1,718	$829	$2,348

     Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., EquiTrust Investment, EquiTrust Marketing and other affiliated entities. As of January 31, 2009, Farm Bureau Life Insurance Company, a wholly-owned subsidiary of FBL Financial Group, Inc., owned shares of the Fund’s portfolios as follows:

Portfolio	Class I
Strategic Yield	95,217
Money Market	2,411,336
     EquiTrust Investment also owned 109,553 shares of Value Growth Portfolio (Class I) as of January 31, 2009.
     As discussed in Note 1, Statement No. 157, “Fair Value Measurements,” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three broad levels listed below:
•	Level 1 — Quoted prices in active markets for identical securities on the measurement date

•	Level 2 — Other significant observable inputs (including quoted prices in active markets for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of the investments).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

35

     At August 1, 2008 and January 31, 2009, there were no valuation inputs classified as level 3.
     The following is a summary of the inputs used to value the Portfolio’s net assets as of January 31, 2009:

	Investments in Securities
	Value	High Grade	Strategic		Money
	Growth	Bond	Yield	Managed	Market	Blue Chip
Valuation Inputs	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Level 1 — Quoted Prices	$46,449,244	$468,146	$260,724	$23,516,376	$—	$35,534,534
Level 2 — Other Significant Observable Inputs	—	13,226,666	9,219,451	9,028,038	3,728,993	499,958
Level 3 — Significant Unobservable Inputs	—	—	—	—	—	—

Total	$46,449,244	$13,694,812	$9,480,175	$32,544,414	$3,728,993	$36,034,492

5. Expense Offset Arrangements
     The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian banks to indirectly pay a portion of the custodians’ fees through credits earned by the Funds’ cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations.
6. Capital Share Transactions
     Transactions in Capital Stock for each Portfolio were as follows:
Six Months Ended January 31, 2009:

	Portfolio
	Value	High Grade	Strategic		Money
	Growth	Bond	Yield	Managed	Market	Blue Chip
Shares sold:
Class A	63,389	21,074	17,811	38,164	357,338	22,940
Class B	4,441	2,836	37	3,593	102,793	1,526
Class I	64,366	63,868	41,719	61,860	202,003	26,825
Shares converted from Class B to Class A:
Class A	52,753	30,659	11,090	36,615	117,185	23,755
Class B	(52,900)	(30,671)	(11,090)	(36,654)	(117,185)	(23,809)
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	40,004	22,110	18,883	15,974	1,130	14,728
Class B	3,069	4,231	3,532	2,400	468	3,181
Class I	13,899	19,849	14,328	7,852	1,582	7,750
Shares redeemed:
Class A	(159,147)	(51,047)	(58,203)	(112,131)	(493,352)	(39,523)
Class B	(14,528)	(5,242)	(9,902)	(25,646)	(78,784)	(9,073)
Class I	(32,390)	(85,341)	(39,872)	(38,176)	(167,904)	(15,374)

Net Increase (Decrease)	(17,044)	(7,674)	(11,667)	(46,149)	(74,726)	12,926

36

Six Months Ended January 31, 2009:

	Portfolio
	Value	High Grade	Strategic		Money
	Growth	Bond	Yield	Managed	Market	Blue Chip
Value of shares sold:
Class A	$724,197	$205,352	$140,986	$458,558	$357,338	$770,720
Class B	51,696	27,486	297	40,802	102,793	45,208
Class I	724,297	613,964	335,812	756,779	202,003	906,964
Shares converted from Class B to Class A:
Class A	786,192	311,537	116,480	487,814	117,185	594,225
Class B	(786,192)	(311,537)	(116,480)	(487,814)	(117,185)	(594,225)
Value issued in reinvestment of dividends and/or capital gains distribution:
Class A	409,244	210,764	149,638	196,491	1,130	457,457
Class B	31,399	40,320	28,053	29,572	468	98,747
Class I	143,440	189,352	113,543	97,397	1,582	242,056
Value redeemed:
Class A	(1,853,014)	(488,530)	(477,982)	(1,359,104)	(493,352)	(1,362,367)
Class B	(165,626)	(50,170)	(82,889)	(322,690)	(78,784)	(312,860)
Class I	(374,431)	(816,451)	(319,755)	(464,989)	(167,904)	(516,604)

Net Increase (Decrease)	$(308,798)	$(67,913)	$(112,297)	$(567,184)	$(74,726)	$329,321

Year Ended July 31, 2008:

	Portfolio
	Value	High Grade	Strategic		Money
	Growth	Bond	Yield	Managed	Market	Blue Chip
Shares sold:
Class A	107,450	41,731	30,585	90,134	624,591	33,947
Class B	9,431	5,129	11,508	7,195	120,165	987
Class I	88,414	248,351	83,517	99,204	541,852	36,490
Shares converted from Class B to Class A:
Class A	147,131	111,015	46,319	106,200	36,537	61,514
Class B	(147,543)	(111,062)	(46,320)	(106,323)	(36,537)	(61,608)
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class A	113,097	25,027	32,851	110,502	11,547	30,788
Class B	17,992	8,141	7,705	24,493	4,186	10,371
Class I	25,044	26,212	24,106	38,578	6,258	13,323
Shares redeemed:
Class A	(480,353)	(91,790)	(119,815)	(227,633)	(437,562)	(108,398)
Class B	(60,303)	(19,708)	(30,906)	(45,074)	(23,370)	(28,315)
Class I	(84,629)	(163,935)	(118,219)	(101,066)	(193,715)	(53,941)

Net Increase (Decrease)	(264,269)	79,111	(78,669)	(3,790)	653,952	(64,842)

37

Year Ended July 31, 2008:

	Portfolio
	Value	High Grade	Strategic		Money
	Growth	Bond	Yield	Managed	Market	Blue Chip
Value of shares sold:
Class A	$1,637,517	$430,733	$284,447	$1,354,718	$624,591	$1,531,130
Class B	149,446	53,306	108,307	109,798	120,165	40,371
Class I	1,363,000	2,564,061	780,165	1,494,702	541,852	1,660,440
Shares converted from Class B to Class A:
Class A	2,189,411	1,128,154	482,203	1,417,321	36,537	1,589,051
Class B	(2,189,411)	(1,128,154)	(482,203)	(1,417,321)	(36,537)	(1,589,051)
Value issued in reinvestment of dividends and/or capital gains distribution:
Class A	1,756,406	256,613	303,490	1,659,043	11,547	1,443,660
Class B	279,244	83,580	71,389	368,043	4,186	486,084
Class I	392,947	268,795	222,548	581,329	6,258	627,261
Value redeemed:
Class A	(7,361,070)	(933,749)	(1,110,712)	(3,428,608)	(437,562)	(4,897,343)
Class B	(923,601)	(202,914)	(291,192)	(679,329)	(23,370)	(1,306,188)
Class I	(1,315,214)	(1,681,727)	(1,102,980)	(1,550,529)	(193,715)	(2,478,234)

Net Increase (Decrease)	$(4,021,325)	$838,698	$(734,538)	$(90,833)	$653,952	$(2,892,819)

7.    Investment Transactions
     For the period ended January 31, 2009, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by Portfolio, were as follows:

Portfolio	Purchases	Sales
Value Growth	$5,011,343	$4,361,126
High Grade Bond	498,565	3,038
Strategic Yield	747,560	641,300
Managed	1,418,898	787,291
Blue Chip	—	1,570,355
     The U.S. federal income tax basis of the Fund’s investments in securities and the net unrealized appreciation (depreciation) of investments for U.S. federal income tax purposes as of January 31, 2009, by Portfolio, was composed of the following:

	Tax Cost of			Net Unrealized
	Investments	Gross Unrealized		Appreciation (Depreciation)
Portfolio	in Securities	Appreciation	Depreciation	of Investments
Value Growth	$66,757,199	$1,803,163	$22,111,118	$(20,307,955)
High Grade Bond	14,617,726	409,015	1,331,929	(922,914)
Strategic Yield	12,139,628	257,550	2,917,003	(2,659,453)
Managed	38,975,138	2,934,989	9,365,713	(6,430,724)
Blue Chip	33,939,261	11,880,150	9,784,919	2,095,231
     The basis for U.S. federal income tax purposes and financial reporting purposes for investments in the Money Market Portfolio is the same and is equal to the underlying investments’ carrying value.

38

8. Dividends and Distributions to Shareholders
     Dividends from net investment income for the following Portfolios are declared daily and were payable on the last business day of the month as follows:
     Ordinary Income Dividends:

	High Grade Bond Portfolio			Strategic Yield Portfolio			Money Market Portfolio
Payable Date	Class A	Class B	Class I	Class A	Class B	Class I	Class A	Class B	Class I
August 29, 2008	$0.0330	$0.0283	$0.0388	$0.0413	$0.0396	$0.0470	$0.0004	$0.0002	$0.0011
September 30, 2008	0.0364	0.0312	0.0428	0.0433	0.0406	0.0494	0.0005	0.0002	0.0012
October 31, 2008	0.0367	0.0292	0.0420	0.0417	0.0400	0.0471	0.0003	0.0006	0.0009
November 26, 2008	0.0320	0.0265	0.0367	0.0400	0.0387	0.0443	0.0001	0.0003	0.0004
December 31, 2008	0.0381	0.0300	0.0440	0.0447	0.0430	0.0502	0.0002	0.0004	0.0003
January 30, 2009	0.0331	0.0247	0.0383	0.0409	0.0394	0.0458	0.0001	0.0002	0.0001

Total Dividends per Share	$0.2093	$0.1699	$0.2426	$0.2519	$0.2413	$0.2838	$0.0016	$0.0019	$0.0040

     In addition, dividends and distributions to shareholders from net investment income and net realized gain from investment transactions were paid during the period ended January 31, 2009, for the following Portfolios:
     Ordinary Income Dividends:

	Declaration	Record	Payable	Amount Per Share
Portfolio	Date	Date	Date	Class A	Class B	Class I
Managed	09/29/08	09/29/08	09/30/08	$0.0494	$0.0417	$0.0759
Value Growth	12/29/08	12/29/08	12/30/08	0.1203	0.0619	0.1989
Managed	12/29/08	12/29/08	12/30/08	0.0548	0.0459	0.0751
Blue Chip	12/29/08	12/29/08	12/30/08	0.4299	0.3325	0.6635
     Long-Term Capital Gains Distributions:

	Declaration	Record	Payable	Amount Per Share
Portfolio	Date	Date	Date	Class A	Class B	Class I
High Grade Bond	12/29/08	12/29/08	12/30/08	$0.1040	$0.1040	$0.1040
Blue Chip	12/29/08	12/29/08	12/30/08	0.1819	0.1819	0.1819
     Federal Income Taxes
     For the period ended January 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to 100% of these dividends as taxed at a maximum rate of 15%. Complete information is computed and reported in conjunction with the completion and mailing of the Fund’s Form 1099-DIV which is sent to Fund shareholders.

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40

		Income from Investment Operations				Less Distributions
				Net
				Realized
				and
	Net Asset	Net		Unrealized	Total	Dividends	Distributions
	Value at	Invest-		Gain	from	from Net	from
	Beginning	ment		(Loss) on	Investment	Investment	Capital	Total
	of Period	Income		Investments	Operations	Income	Gains	Distributions
Value Growth Portfolio
Class A:
2009	$14.08	$0.05	(2)	$(4.26)	$(4.21)	$(0.12)	$—	$(0.12)
2008	15.86	0.12		(1.39)	(1.27)	(0.26)	(0.25)	(0.51)
2007	14.02	0.23		1.71	1.94	(0.10)	—	(0.10)
2006(3)	13.88	0.09		0.10	0.19	(0.05)	—	(0.05)
Class B:
2009	$14.04	$0.02	(2)	$(4.24)	$(4.22)	$(0.06)	$—	$(0.06)
2008	15.79	0.05		(1.38)	(1.33)	(0.17)	(0.25)	(0.42)
2007	13.98	0.16		1.70	1.86	(0.05)	—	(0.05)
2006	13.79	0.05		0.19	0.24	(0.05)	—	(0.05)
2005	11.71	0.05		2.05	2.10	(0.02)	—	(0.02)
2004	10.17	0.02		1.55	1.57	(0.03)	—	(0.03)
Class I:
2009	$14.28	$0.09		$(4.32)	$(4.23)	$(0.20)	$—	$(0.20)
2008	16.05	0.21		(1.39)	(1.18)	(0.34)	(0.25)	(0.59)
2007	14.17	0.29		1.76	2.05	(0.17)	—	(0.17)
2006	13.92	0.17		0.23	0.40	(0.15)	—	(0.15)
2005	11.81	0.16		2.07	2.23	(0.12)	—	(0.12)
2004	10.26	0.11		1.57	1.68	(0.13)	—	(0.13)
High Grade Bond Portfolio
Class A:
2009	$9.92	$0.21	(2)	$(0.19)	$0.02	$(0.21)	$(0.10)	$(0.31)
2008	10.26	0.43		(0.34)	0.09	(0.43)	—	(0.43)
2007	10.20	0.46		0.06	0.52	(0.46)	—	(0.46)
2006(3)	10.33	0.28		(0.13)	0.15	(0.28)	—	(0.28)
Class B:
2009	$9.92	$0.17	(2)	$(0.20)	$(0.03)	$(0.17)	$(0.10)	$(0.27)
2008	10.25	0.39		(0.33)	0.06	(0.39)	—	(0.39)
2007	10.20	0.43		0.05	0.48	(0.43)	—	(0.43)
2006	10.52	0.40		(0.32)	0.08	(0.40)	—	(0.40)
2005	10.52	0.41		—	0.41	(0.41)	—	(0.41)
2004	10.46	0.41		0.09	0.50	(0.41)	(0.03)	(0.44)
Class I:
2009	$9.93	$0.24		$(0.20)	$0.04	$(0.24)	$(0.10)	$(0.34)
2008	10.26	0.51		(0.33)	0.18	(0.51)	—	(0.51)
2007	10.20	0.54		0.06	0.60	(0.54)	—	(0.54)
2006	10.53	0.51		(0.33)	0.18	(0.51)	—	(0.51)
2005	10.53	0.51		—	0.51	(0.51)	—	(0.51)
2004	10.46	0.51		0.10	0.61	(0.51)	(0.03)	(0.54)

41

		Ratios/Supplemental Data
					Ratio of
	Total				Net
Net Asset	Investment		Ratio of	Ratio of	Investment
Value at	Return Based	Net Assets at	Total Expenses	Net Expenses	Income to	Portfolio
End	on Net Asset	End of Period	to Average	to Average	Average	Turnover
of Period	Value (1)	(in thousands)	Net Assets (4)	Net Assets (4)	Net Assets (4)	Rate

$9.75	(29.94)%	$34,025	1.53%	1.53%	0.89%	8%
14.08	(8.31)%	49,171	1.40%	1.40%	0.69%	19%
15.86	13.84%	57,170	1.36%	1.36%	1.39%	29%
14.02	1.36%	55,250	1.52%	1.51%	0.63%	30%

$9.76	(30.06)%	$4,853	2.04%	2.00%	0.41%	8%
14.04	(8.67)%	7,826	1.78%	1.77%	0.31%	19%
15.79	13.29%	11,650	1.76%	1.75%	1.00%	29%
13.98	1.73%	13,239	1.83%	1.82%	0.30%	30%
13.79	17.91%	75,905	1.60%	1.60%	0.36%	17%
11.71	15.42%	69,495	1.62%	1.61%	0.13%	14%

$9.85	(29.69)%	$7,316	0.79%	0.79%	1.62%	8%
14.28	(7.65)%	9,948	0.73%	0.73%	1.36%	19%
16.05	14.49%	10,722	0.77%	0.77%	1.98%	29%
14.17	2.91%	8,478	0.72%	0.71%	1.44%	30%
13.92	18.98%	6,131	0.71%	0.70%	1.25%	17%
11.81	16.40%	5,215	0.73%	0.73%	1.02%	14%

$9.63	0.34%	$7,154	1.50%	1.50%	4.34%	3%
9.92	0.82%	7,148	1.51%	1.51%	4.16%	18%
10.26	5.15%	6,507	1.52%	1.52%	4.44%	8%
10.20	1.46%	6,831	1.57%	1.56%	4.08%	12%

$9.62	(0.18)%	$1,308	2.02%	2.00%	3.84%	3%
9.92	0.53%	1,634	1.85%	1.85%	3.83%	18%
10.25	4.73%	2,895	1.82%	1.81%	4.14%	8%
10.20	0.75%	3,260	1.80%	1.80%	3.85%	12%
10.52	3.93%	11,153	1.68%	1.68%	3.86%	13%
10.52	4.79%	12,287	1.67%	1.67%	3.81%	12%

$9.63	0.59%	$5,342	0.74%	0.74%	5.09%	3%
9.93	1.73%	5,522	0.68%	0.68%	4.98%	18%
10.26	5.96%	4,573	0.74%	0.74%	5.23%	8%
10.20	1.75%	4,196	0.71%	0.71%	4.94%	12%
10.53	4.95%	3,917	0.70%	0.70%	4.82%	13%
10.53	5.89%	4,641	0.70%	0.70%	4.77%	12%

42

		Income from Investment
		Operations				Less Distributions
				Net Realized
				and
	Net Asset	Net		Unrealized	Total	Dividends	Distributions
	Value at	Invest-		Gain	from	from Net	from
	Beginning	ment		(Loss) on	Investment	Investment	Capital	Total
	of Period	Income		Investments	Operations	Income	Gains	Distributions
Strategic Yield Portfolio
Class A:
2009	$8.83	$0.25	(2)	$(1.36)	$(1.11)	$(0.25)	$—	$(0.25)
2008	9.58	0.50	(2)	(0.75)	(0.25)	(0.50)	—	(0.50)
2007	9.52	0.54	(2)	0.06	0.60	(0.54)	—	(0.54)
2006(3)	9.66	0.33	(2)	(0.14)	0.19	(0.33)	—	(0.33)
Class B:
2009	$8.83	$0.24	(2)	$(1.36)	$(1.12)	$(0.24)	$—	$(0.24)
2008	9.58	0.47	(2)	(0.75)	(0.28)	(0.47)	—	(0.47)
2007	9.52	0.52	(2)	0.06	0.58	(0.52)	—	(0.52)
2006	9.91	0.47	(2)	(0.39)	0.08	(0.47)	—	(0.47)
2005	9.71	0.50		0.20	0.70	(0.50)	—	(0.50)
2004	9.30	0.54		0.41	0.95	(0.54)	—	(0.54)
Class I:
2009	$8.83	$0.28		$(1.36)	$(1.08)	$(0.28)	$—	$(0.28)
2008	9.58	0.58		(0.75)	(0.17)	(0.58)	—	(0.58)
2007	9.52	0.62		0.06	0.68	(0.62)	—	(0.62)
2006	9.91	0.57		(0.39)	0.18	(0.57)	—	(0.57)
2005	9.70	0.61		0.21	0.82	(0.61)	—	(0.61)
2004	9.29	0.63		0.41	1.04	(0.63)	—	(0.63)
Managed Portfolio
Class A:
2009	$13.99	$0.11	(2)	$(2.91)	$(2.80)	$(0.10)	$—	$(0.10)
2008	15.48	0.24		(0.83)	(0.59)	(0.24)	(0.66)	(0.90)
2007	15.66	0.39	(2)	1.10	1.49	(0.37)	(1.30)	(1.67)
2006(3)	15.26	0.19	(2)	0.40	0.59	(0.19)	—	(0.19)
Class B:
2009	$13.98	$0.09	(2)	$(2.91)	$(2.82)	$(0.09)	$—	$(0.09)
2008	15.46	0.18		(0.82)	(0.64)	(0.18)	(0.66)	(0.84)
2007	15.65	0.31	(2)	1.10	1.41	(0.30)	(1.30)	(1.60)
2006	15.27	0.19	(2)	0.38	0.57	(0.19)	—	(0.19)
2005	13.79	0.13		1.48	1.61	(0.13)	—	(0.13)
2004	12.50	0.15		1.29	1.44	(0.15)	—	(0.15)
Class I:
2009	$14.07	$0.15		$(2.92)	$(2.77)	$(0.15)	$—	$(0.15)
2008	15.56	0.35		(0.83)	(0.48)	(0.35)	(0.66)	(1.01)
2007	15.71	0.50		1.12	1.62	(0.47)	(1.30)	(1.77)
2006	15.32	0.35		0.39	0.74	(0.35)	—	(0.35)
2005	13.82	0.27		1.50	1.77	(0.27)	—	(0.27)
2004	12.53	0.27		1.29	1.56	(0.27)	—	(0.27)

43

		Ratios/Supplemental Data
					Ratio of
	Total				Net
Net Asset	Investment		Ratio of	Ratio of	Investment
Value at	Return Based	Net Assets at	Total Expenses	Net Expenses	Income to	Portfolio
End	on Net Asset	End of Period	to Average	to Average	Average	Turnover
of Period	Value (1)	(in thousands)	Net Assets (4)	Net Assets (4)	Net Assets (4)	Rate

$7.47	(12.64)%	$5,048	1.81%	1.75%	6.28%	7%
8.83	(2.68)%	6,061	1.72%	1.71%	5.41%	9%
9.58	6.41%	6,673	1.75%	1.74%	5.69%	18%
9.52	1.97%	6,494	1.80%	1.79%	5.20%	8%

$7.47	(12.76)%	$862	2.41%	2.00%	6.03%	7%
8.83	(2.99)%	1,173	2.13%	2.00%	5.11%	9%
9.58	6.14%	1,829	2.16%	2.00%	5.44%	18%
9.52	0.80%	2,121	2.17%	1.99%	4.91%	8%
9.91	7.34%	9,927	1.92%	1.92%	5.06%	7%
9.71	10.33%	10,309	1.91%	1.91%	5.55%	31%

$7.47	(12.29)%	$3,747	0.95%	0.95%	7.09%	7%
8.83	(1.90)%	4,288	0.90%	0.90%	6.23%	9%
9.58	7.25%	4,754	0.94%	0.94%	6.48%	18%
9.52	1.93%	4,047	0.88%	0.87%	6.11%	8%
9.91	8.59%	3,256	0.86%	0.86%	6.11%	7%
9.70	11.46%	2,952	0.89%	0.89%	6.53%	31%

$11.09	(20.06)%	$21,591	1.66%	1.66%	1.73%	4%
13.99	(4.13)%	27,538	1.58%	1.58%	1.57%	18%
15.48	9.80%	29,245	1.56%	1.55%	2.43%	17%
15.66	3.86%	28,539	1.69%	1.68%	1.48%	36%

$11.07	(20.25)%	$3,507	2.24%	2.00%	1.38%	4%
13.98	(4.48)%	5,214	1.96%	1.96%	1.19%	18%
15.46	9.27%	7,618	2.02%	2.00%	1.98%	17%
15.65	3.73%	8,686	2.09%	1.99%	1.16%	36%
15.27	11.73%	38,193	1.80%	1.80%	0.90%	27%
13.79	11.50%	36,152	1.79%	1.79%	1.06%	14%

$11.15	(19.79)%	$7,404	0.89%	0.89%	2.50%	4%
14.07	(3.41)%	8,896	0.85%	0.85%	2.30%	18%
15.56	10.64%	9,269	0.86%	0.86%	3.12%	17%
15.71	4.91%	7,802	0.85%	0.84%	2.32%	36%
15.32	12.91%	6,808	0.82%	0.82%	1.88%	27%
13.82	12.50%	5,726	0.84%	0.84%	2.00%	14%

44

		Income from Investment Operations				Less Distributions
				Net Realized
				and
	Net Asset	Net		Unrealized	Total	Dividends	Distributions
	Value at	Invest-		Gain	from	from Net	from
	Beginning	ment		(Loss) on	Investment	Investment	Capital	Total
	of Period	Income		Investments	Operations	Income	Gains	Distributions
Money Market Portfolio
Class A:
2009	$1.00	$—	(2)	$—	$—	$—	$—	$—
2008	1.00	0.02	(2)	—	0.02	(0.02)	—	(0.02)
2007	1.00	0.03	(2)	—	0.03	(0.03)	—	(0.03)
2006 (3)	1.00	0.02	(2)	—	0.02	(0.02)	—	(0.02)
Class B:
2009	$1.00	$—	(2)	$—	$—	$—	$—	$—
2008	1.00	0.02	(2)	—	0.02	(0.02)	—	(0.02)
2007	1.00	0.03	(2)	—	0.03	(0.03)	—	(0.03)
2006	1.00	0.02	(2)	—	0.02	(0.02)	—	(0.02)
2005	1.00	0.01	(2)	—	0.01	(0.01)	—	(0.01)
2004	1.00	—	(2)	—	—	—	—	—
Class I:
2009	$1.00	$—	(2)	$—	$—	$—	$—	$—
2008	1.00	0.03		—	0.03	(0.03)	—	(0.03)
2007	1.00	0.04		—	0.04	(0.04)	—	(0.04)
2006	1.00	0.03		—	0.03	(0.03)	—	(0.03)
2005	1.00	0.01	(2)	—	0.01	(0.01)	—	(0.01)
2004	1.00	0.01	(2)	—	0.01	(0.01)	—	(0.01)
Blue Chip Portfolio
Class A:
2009	$40.25	$0.30		$(11.35)	$(11.05)	$(0.43)	$(0.18)	$(0.61)
2008	47.79	0.60		(6.15)	(5.55)	(0.47)	(1.52)	(1.99)
2007	41.52	0.51		6.24	6.75	(0.48)	—	(0.48)
2006 (3)	40.63	0.39		0.83	1.22	(0.33)	—	(0.33)
Class B:
2009	$40.17	$0.23		$(11.33)	$(11.10)	$(0.33)	$(0.18)	$(0.51)
2008	47.73	0.46		(6.14)	(5.68)	(0.36)	(1.52)	(1.88)
2007	41.41	0.38		6.23	6.61	(0.29)	—	(0.29)
2006	39.88	0.28		1.58	1.86	(0.33)	—	(0.33)
2005	37.26	0.40		2.57	2.97	(0.35)	—	(0.35)
2004	34.44	0.21		2.79	3.00	(0.18)	—	(0.18)
Class I:
2009	$40.61	$0.41		$(11.41)	$(11.00)	$(0.66)	$(0.18)	$(0.84)
2008	48.14	0.98		(6.20)	(5.22)	(0.79)	(1.52)	(2.31)
2007	41.78	0.83		6.31	7.14	(0.78)	—	(0.78)
2006	40.17	0.75		1.60	2.35	(0.74)	—	(0.74)
2005	37.49	0.80		2.61	3.41	(0.73)	—	(0.73)
2004	34.65	0.59		2.80	3.39	(0.55)	—	(0.55)

45

		Ratios/Supplemental Data
					Ratio of
	Total				Net
Net Asset	Investment		Ratio of	Ratio of	Investment
Value at	Return Based	Net Assets at	Total Expenses	Net Expenses	Income to	Portfolio
End	on Net Asset	End of Period	to Average	to Average	Average	Turnover
of Period	Value (1)	(in thousands)	Net Assets (4)	Net Assets (4)	Net Assets (4)	Rate

$1.00	0.16%	$687	2.01%	1.32%	0.32%	0%
1.00	1.84%	705	1.99%	1.75%	1.77%	0%
1.00	3.52%	469	2.52%	1.75%	3.46%	0%
1.00	1.81%	630	1.90%	1.88%	2.33%	0%

$1.00	0.19%	$196	2.57%	1.21%	0.40%	0%
1.00	1.72%	289	2.60%	1.84%	1.55%	0%
1.00	3.26%	225	2.83%	2.00%	3.22%	0%
1.00	1.98%	330	2.08%	1.99%	1.89%	0%
1.00	0.74%	2,953	1.82%	1.54%	0.74%	0%
1.00	0.14%	2,986	1.83%	0.88%	0.14%	0%

$1.00	0.40%	$2,886	0.96%	0.79%	0.79%	0%
1.00	2.63%	2,850	0.98%	0.98%	2.58%	0%
1.00	4.34%	2,496	0.96%	0.96%	4.25%	0%
1.00	3.38%	2,419	0.84%	0.84%	3.71%	0%
1.00	1.37%	500	1.06%	0.92%	1.36%	0%
1.00	0.46%	500	0.99%	0.51%	0.51%	0%

$28.59	(27.57)%	$22,112	1.41%	1.41%	1.68%	0%
40.25	(12.20)%	30,247	1.29%	1.29%	1.26%	1%
47.79	16.29%	35,062	1.24%	1.24%	1.07%	1%
41.52	3.03%	30,903	1.41%	1.41%	0.93%	0%

$28.56	(27.72)%	$5,406	1.85%	1.85%	1.24%	0%
40.17	(12.46)%	8,737	1.57%	1.57%	0.97%	1%
47.73	15.98%	14,130	1.51%	1.51%	0.80%	1%
41.41	4.68%	15,783	1.66%	1.65%	0.65%	0%
39.88	7.98%	49,326	1.46%	1.46%	1.03%	0%
37.26	8.70%	48,373	1.45%	1.45%	0.57%	1%

$28.77	(27.24)%	$8,564	0.53%	0.53%	2.56%	0%
40.61	(11.51)%	11,311	0.47%	0.47%	2.08%	1%
48.14	17.18%	13,605	0.48%	0.47%	1.82%	1%
41.78	5.93%	11,354	0.48%	0.47%	1.84%	0%
40.17	9.11%	10,569	0.44%	0.44%	2.04%	0%
37.49	9.77%	10,048	0.45%	0.45%	1.57%	1%

46

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL HIGHLIGHTS
     (1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period and is not annualized for periods less than one year. Contingent deferred sales charge or front-end sales charge is not reflected in the calculation of total investment return.
     (2) Without a voluntary waiver/reimbursement of a portion of expenses (see Note 3 to the financial statements) for the periods indicated, the following Portfolios would have had per share net investment income as shown:

		Per Share
		Net Investment	Amount
	Year	Income	Reimbursed
Value Growth Portfolio
Class A	2009	$0.05	$9
Class B	2009	$0.02	$877
High Grade Bond Portfolio
Class A	2009	$0.21	$28
Class B	2009	$0.17	$114
Strategic Yield Portfolio
Class A	2009	$0.25	$1,385
	2008	0.50	365
	2007	0.54	392
	2006	0.33	94
Class B	2009	$0.22	$1,913
	2008	0.46	1,647
	2007	0.50	2,997
	2006	0.45	4,291
Managed Portfolio
Class A	2009	$0.11	$242
	2007	0.39	532
	2006	0.19	188
Class B	2009	$0.07	$4,578
	2007	0.31	1,225
	2006	0.17	8,503
Money Market Portfolio
Class A	2009	$—	$2,698
	2008	0.02	1,599
	2007	0.03	3,944
	2006	0.02	140
Class B	2009	$(0.01)	$1,431
	2008	0.01	1,852
	2007	0.02	1,994
	2006	0.02	1,041
	2005	—	8,339
	2004	—	27,788
Class I	2009	$—	$2,348
	2005	0.01	668
	2004	0.01	4,537
     (3) Class A financial highlights are for the period December 1, 2005 to July 31, 2006. Respective ratios/supplemental data are computed on an annualized basis.
     (4) Computed on an annualized basis, unless otherwise indicated.

47

APPROVAL OF THE INVESTMENT ADVISORY CONTRACT: (EQUITRUST SERIES)
     On November 24, 2008 the Board of Directors, including a majority of the directors who are not parties to or “interested persons” of either party to the investment advisory contract (the “independent directors”), approved for continuance the Investment Advisory and Management Services Agreement dated November 11, 1987 between the Blue Chip Portfolio of EquiTrust Series Fund, Inc. (the “Fund”) and EquiTrust Investment Management Services, Inc. (“Adviser”), and the Agreement as amended and restated June 25, 2003 and July 3, 2003 between all Portfolios of the Fund except the Blue Chip Portfolio and the Adviser (collectively the “Agreement”).
     The Board of Directors, including a majority of the independent directors, determined that approval of the Agreement was in the best interests of the Fund. The independent directors were assisted by independent legal counsel in making their determination.
     The Board noted that the Adviser has managed each Portfolio since its inception. The Board recognized that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders and that shareholders invested in the Portfolios are aware of the Adviser’s history as manager and the investment advisory fee schedules.
     Nature, Quality and Extent of Services. With respect to the nature, quality and extent of the services provided by the Adviser to the Portfolios, the Board considered the functions performed by the Adviser and the personnel providing such services, the Adviser’s financial condition and the compliance regime created by the Adviser, including the fact that the Fund has had no material compliance issues.
     The Board also reviewed and discussed reports prepared by the Adviser containing information on each Portfolio’s total returns and average annual total returns over various periods of time, including reports that contained and comparisons of the returns of the Portfolios’ Class A Shares and Institutional Class Shares to a peer group of funds pursuing broadly similar strategies. The Board also considered for each Portfolio, with the exception of the Money Market Portfolio, the Portfolio’s Morningstar “Snapshot” report, which included various peer group data and the Morningstar rating. The Board concluded that as to each Portfolio, the investment performance was satisfactory, and in some cases good, relative to the peer group of mutual funds included in the reports. Based on the information provided, the Board concluded that the nature and extent of services provided to each Portfolio were appropriate and that the quality was good.
     Fees and Expenses. In considering fees and expenses, the Board reviewed the amounts paid to the Adviser for advisory services. The Board reviewed the management fee expense ratios of the Class A Shares and Institutional Class Shares of each Portfolio with other registered funds pursuing broadly similar strategies as included in reports prepared by the Adviser, including for each Portfolio a comparison to the Portfolio of EquiTrust Variable Insurance Series Fund with similar investment objective and management styles. The Board also reviewed the management’s “Expense Deviation from Average” report that the Adviser uses to review and evaluate expenses. This information showed that the advisory fee of each Portfolio was below average compared to other mutual funds pursuing broadly similar strategies. This information also showed that the expense ratios of the Class A Shares Managed Portfolio and Institutional Class shares of the Value Growth Managed and Blue Chip Portfolios were below average compared to similar mutual funds, and that the expense ratios of the Class A Shares and Institutional Class shares of the Value Growth, Blue Chip, High Grade Bond, Money Market and Strategic Yield Portfolios were higher than average. For those Portfolios with expense ratios higher than average, the Board considered that the higher expenses may be due to the low and/or decreasing average shareholder account size and the large number of shareholder accounts. In addition, the Board considered amounts paid to the Adviser by funds which serve as investment options for variable insurance products and by the EquiTrust Money Market Fund. The Board received information from the Adviser regarding the Adviser’s standard advisory fee schedules for the Adviser’s other clients. With respect to the Adviser’s other clients, the Board considered that the mix of services provided and the level of responsibility required under the Agreement with the Fund were different than the Adviser’s obligations for similar client accounts and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace. With respect to other EquiTrust funds, the Board considered differences in fund and fee structures in light of the different distribution channels of the funds.
     The Board also considered that the Adviser has reimbursed expenses for the Portfolios over various periods of time. Based on the information considered, the Board concluded that each Portfolio’s advisory fee was reasonable and appropriate in amount given the quality of services provided.
     Profitability. With respect to the costs of services provided and profits realized by the Adviser, the Board considered the advisory fees received by the Adviser from each Portfolio, and received from the Adviser information on each Portfolio’s net assets and expense ratios over a ten-year period. The Board also considered the fact that the Adviser continues to be subject to an expense reimbursement agreement and that the Adviser has kept expenses at a reasonable level. Based on this information, the Board concluded that the Adviser’s profitability for each Portfolio was not unreasonable.

48

     Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Portfolio grows and whether fee levels reflect economies of scale for the benefit of Portfolio shareholders. The Board noted that the High Grade Bond, Managed, Strategic Yield and Value Growth Portfolios have advisory fee breakpoints designed to share economies of scale with shareholders. The Board also considered that the current size of each Portfolio does not lend itself to economies of scale. The Board concluded with respect to each of the Portfolios, that the total expense ratios were reasonable.
     Other Benefits to the Adviser and its Affiliates. The Board considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their relationship with the Fund, including fees received by the Adviser for accounting services, shareholder services, dividend disbursing and transfer agent services and fees received by an affiliate of the Adviser for distribution services. The Board also considered the Adviser’s placement of trades for certain of the Fund’s portfolios with certain broker-dealers that provide research products and services, in addition to the execution of the securities transactions. In doing so, the Board considered the Adviser’s determinations that (i) the level and amount of such commissions were reasonable in relation to the value and type of research received, (ii) the benefit of the research to the portfolio managers in the performance of their investment decision-making responsibilities, and, in turn, the Portfolios, (iii) the research is eligible research under the SEC’s guidelines and some of the research may be available for purchase with hard dollars, and (iv) the use of traders and quality of execution and other brokerage services available through such broker-dealers. The Board concluded that, taking into account these benefits, the Portfolios’ advisory fees were reasonable.
     Based on all of the information considered and the conclusions reached, the Board determined to approve the Agreement. The Board of Directors, including the independent directors, did not identify any single factor or group of factors as all important or controlling and considered all factors together.
Information on Proxy Voting
     The Fund has delegated the authority to vote proxies related to the Fund’s portfolio securities to the Fund’s investment adviser, EquiTrust Investment. A description of the policies and procedures that EquiTrust Investment uses in fulfilling this responsibility is available, without charge, upon request by calling 1-877-860-2904. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2008 is available without charge, by calling the toll-free number listed above or by accessing the SEC’s website.
Form N-Q Disclosure
     The Fund files a complete schedule of portfolio holdings for its first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q is also available, without charge, by calling the Fund at 1-877-860-2904.

49

EquiTrust Money Market Fund, Inc.
Annual Report
July 31, 2008

5400 University Avenue
West Des Moines, IA 50266
1-877-860-2904
1-515-225-5586
www.equitrust.com
This report is not to be distributed
unless preceded or accompanied
by a current prospectus.
Shareholder Account Access
now available at
www.equitrust.com
737-128(08)

PRESIDENT’S LETTER
Dear Shareholders:
     The interest rates offered by money market funds are closely related to the target rates set by the Federal Open Market Committee (“FOMC”). The FOMC meets several times throughout the year to determine the target Fed Funds rate, or overnight lending rates between banks. Through July 31, 2008, the Fed Funds rates have been lowered to 2.00%. The FOMC has held rates steady since April due to the uncertainty surrounding the state of the US economy. While growth has remained subdued over the past year, rising inflation continues to threaten price stability. During the first quarter of 2008, the FOMC used emergency authorities to establish two new lending facilities. These facilities serve as a liquidity backstop for financial institutions in order to increase credit availability to the broader economy. Financial markets and many financial institutions remain under considerable pressure, in part due to the unrest in the housing and related mortgage securities markets. The FOMC has indicated that they expect below-trend economic growth throughout the remainder of 2008, with a slow recovery over the next two years. The FOMC notes uncertainty in their forecasts and that downside risks remain prevalent. The market is currently anticipating the Fed will hold rates steady throughout the rest of this year to balance the risks of higher inflation and depressed growth. The EquiTrust Money Market Fund had a 7-day yield of 0.74% on July 31, 2008.
     Money market funds play an important role in any portfolio, allowing investors to participate in upward movements in rates immediately due to the short maturities of the investments. They offer relatively low risk and serve as a liquid haven for short-term investments and emergency cash reserves. The liquidity of money market funds also allows an investor the opportunity to transfer into a portfolio of stock and bond funds using dollar cost averaging techniques. The draft-writing privilege of the EquiTrust Money Market Fund, Inc. (the “Fund”) is an additional enhancement to the preservation of capital and liquidity.
     We appreciate your investment in the Fund and we take seriously our task of seeking to grow and maintain that investment. Thank you for your continued support of the Fund.
Craig A. Lang
President
September 15, 2008
An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.
Past performance is not a guarantee of future results.

2

PORTFOLIO HOLDINGS
July 31, 2008
by Asset Type

*	This category includes cash, receivables, prepaid expenses and other assets, less liabilities.
EXPENSE EXAMPLE
     As a shareholder of the Fund, you incur ongoing costs, including management fees and Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on February 1, 2008 and held until July 31, 2008.
Actual Expenses
     The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund also charges individual shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.
Hypothetical Example for Comparison Purposes
     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund also charges individual shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period*
	2/1/2008	7/31/2008	2/1/2008 - 7/31/2008

Actual	$1,000.00	$1,005.39	$6.76
Hypothetical	$1,000.00	$1,018.25	$6.81
(5% return before expenses)

*   Expenses are equal to the Fund’s annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 182 days and divided by 366 to reflect the one-half year period.

3

EQUITRUST MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2008

ASSETS
Investments in securities, at value (equivalent to amortized cost)	$16,875,151
Cash	108,813
Receivables:
Accrued interest	7,208
Fund shares sold	14,796
Prepaid expenses and other assets	2,199

Total Assets	17,008,167

LIABILITIES
Payable to EquiTrust Investment Management Services, Inc.	12,171
Accrued expenses	13,863

Total Liabilities	26,034

NET ASSETS	$16,982,133

ANALYSIS OF NET ASSETS
Capital stock (500,000,000 shares authorized, $0.001 par value)	$16,982
Paid-in capital	16,965,151

NET ASSETS	$16,982,133

Shares issued and outstanding as of July 31, 2008	16,982,133
NET ASSET VALUE PER SHARE	$1.000

See accompanying notes.

4

EQUITRUST MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS
Year Ended July 31, 2008

INVESTMENT INCOME
Interest	$694,175
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
Investment advisory and management fees	48,385
Shareholder service, transfer and dividend disbursing agent fees	68,379
Accounting fees	9,677
Custodian fees	41,151
Professional fees	21,392
Directors’ fees and expenses	29,926
Reports to shareholders	22,495
Registration fees	17,019
Miscellaneous	5,036

Total Expenses	263,460
Fees paid indirectly	(1,676)

Net Expenses	261,784

Net Increase in Net Assets Resulting from Operations	$432,391

See accompanying notes.

5

EQUITRUST MONEY MARKET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2008	July 31, 2007
OPERATIONS
Net investment income	$432,391	$673,749
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income	(432,391)	(673,749)
CAPITAL SHARE TRANSACTIONS	(554,833)	66,209

Total Increase (Decrease) in Net Assets	(554,833)	66,209
NET ASSETS
Beginning of year	17,536,966	17,470,757

End of year	$16,982,133	$17,536,966

See accompanying notes.

6

EQUITRUST MONEY MARKET FUND, INC
SCHEDULE OF INVESTMENTS
July 31, 2008

	Annualized
	Yield on
	Purchase	Principal
	Date	Amount	Value
SHORT-TERM INVESTMENTS (99.37%)
COMMERCIAL PAPER (21.05%)
INSURANCE CARRIERS (4.86%)
Prudential Funding, LLC, due 08/04/08	2.269%	$300,000	$300,000
Prudential Funding, LLC, due 08/25/08	2.319	275,000	275,000
Prudential Funding, LLC, due 08/26/08	2.257	250,000	250,000

			825,000

NON-DEPOSITORY CREDIT INSTITUTIONS (11.78%)
American Express Credit Corp., due 08/13/08	2.531	300,000	300,000
American Express Credit Corp., due 08/18/08	2.459	250,000	250,000
American Express Credit Corp., due 09/16/08	2.429	300,000	300,000
American General Finance Corp., due 08/08/08	2.561	300,000	300,000
General Electric Capital Corp., due 08/19/08	2.338	300,000	300,000
General Electric Capital Corp., due 09/15/08	2.379	300,000	300,000
General Electric Capital Corp., due 09/26/08	2.329	250,000	250,000

			2,000,000

PETROLEUM AND COAL PRODUCTS (4.41%)
Chevron Corp., due 08/06/08	2.184	250,000	250,000
Chevron Corp., due 08/07/08	2.053	250,000	250,000
Chevron Corp., due 08/21/08	2.155	250,000	250,000

			750,000

Total Commercial Paper (Cost $3,575,000)			3,575,000
UNITED STATES GOVERNMENT AGENCIES (78.32%)
Federal Home Loan Bank, due 08/01/08	2.198	325,000	325,000
Federal Home Loan Bank, due 08/05/08	2.126	500,000	499,884
Federal Home Loan Bank, due 08/06/08	2.158	1,075,000	1,074,682
Federal Home Loan Bank, due 08/13/08	2.161	300,000	299,787
Federal Home Loan Bank, due 08/27/08	2.218	450,000	449,290
Federal Home Loan Bank, due 08/28/08	2.341	278,000	277,519
Federal Home Loan Bank, due 09/19/08	2.463	300,000	299,011
Federal Home Loan Bank, due 09/24/08	2.289	350,000	348,819
Federal Home Loan Bank, due 09/29/08	2.320	350,000	348,692
Federal Home Loan Mortgage Corp., due 08/04/08	2.140	375,000	374,934
Federal Home Loan Mortgage Corp., due 08/07/08	2.219	300,000	299,891
Federal Home Loan Mortgage Corp., due 08/11/08	2.150	300,000	299,823
Federal Home Loan Mortgage Corp., due 08/15/08	2.204	600,000	599,493
Federal Home Loan Mortgage Corp., due 08/22/08	2.248	250,000	249,677
Federal Home Loan Mortgage Corp., due 08/29/08	2.220	275,000	274,533
Federal Home Loan Mortgage Corp., due 09/02/08	2.302	325,000	324,345
Federal Home Loan Mortgage Corp., due 09/03/08	2.311	250,000	249,479
Federal Home Loan Mortgage Corp., due 09/08/08	2.221	300,000	299,308
Federal Home Loan Mortgage Corp., due 09/10/08	2.269	300,000	299,256
Federal Home Loan Mortgage Corp., due 09/22/08	2.382	300,000	298,985
Federal Home Loan Mortgage Corp., due 09/25/08	2.331	250,000	249,125
Federal Home Loan Mortgage Corp., due 10/14/08	2.415	500,000	497,564
Federal Home Loan Mortgage Corp., due 10/15/08	2.425	350,000	348,264
Federal National Mortgage Assoc., due 08/12/08	2.198	325,000	324,785

7

	Annualized
	Yield on
	Purchase	Principal
	Date	Amount	Value
SHORT-TERM INVESTMENTS (continued)
UNITED STATES GOVERNMENT AGENCIES (continued)
Federal National Mortgage Assoc., due 08/14/08	2.187%	$300,000	$299,766
Federal National Mortgage Assoc., due 08/20/08	2.131	549,000	548,392
Federal National Mortgage Assoc., due 08/29/08	2.249	275,000	274,526
Federal National Mortgage Assoc., due 09/04/08	2.239	225,000	224,532
Federal National Mortgage Assoc., due 09/05/08	2.157	300,000	299,381
Federal National Mortgage Assoc., due 09/09/08	2.096	350,000	349,218
Federal National Mortgage Assoc., due 09/11/08	2.177	350,000	349,146
Federal National Mortgage Assoc., due 09/12/08	2.402	350,000	349,035
Federal National Mortgage Assoc., due 09/17/08	2.339	325,000	324,024
Federal National Mortgage Assoc., due 09/18/08	2.258	400,000	398,815
Federal National Mortgage Assoc., due 09/23/08	2.382	300,000	298,966
Federal National Mortgage Assoc., due 10/01/08	2.241	350,000	348,694
Federal National Mortgage Assoc., due 10/06/08	2.548	325,000	323,510

Total United States Government Agencies (Cost $13,300,151)			13,300,151

Total Short-Term Investments (Cost $16,875,151)			16,875,151
OTHER ASSETS LESS LIABILITIES (0.63%)
Cash, receivables, prepaid expense and other assets, less liabilities			106,982

Total Net Assets (100.00%)			$16,982,133

See accompanying notes.

8

EQUITRUST MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
July 31, 2008
1. Significant Accounting Policies
Organization
     EquiTrust Money Market Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company or mutual fund.
Security Valuation
     The Fund values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Fund.
Income and Investment Transactions
     The Fund records investment transactions on the trade date. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost. Interest income is recognized on an accrual basis. Discounts on investments purchased are amortized over the life of the respective investments.
Distributions to Shareholders
     All of the Fund’s net investment income and any realized gains on portfolio investments are declared as dividends daily to shareholders of record as of the preceding business day.
Use of Estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Indemnifications
     Under the Fund’s organizational documents, its present and past officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. At the discretion of the Board of Directors, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.
New Accounting Pronouncements
     Effective August 1, 2007, the Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not determined to meet the more-likely-than-not threshold would be recorded as a benefit or expense in the current year. The adoption of FIN 48 during the current fiscal year resulted in no impact to the financial statements. The fund is no longer subject to U.S. federal and state income tax examinations by tax authorities for tax prior to 2005.
     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those financial statements. As of July 31, 2008, the Fund does not anticipate the adoption of SFAS 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.
     At July 31, 2008, the components of net assets on a tax basis were the same for financial reporting purposes.

9

3. Management Contract and Transactions with Affiliates
     The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. (“EquiTrust Investment”) relating to the management of the Fund and the investment of its assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) investment advisory and management fees, which are based on the Fund’s average daily net assets, currently at an annual rate of 0.25%; (2) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by EquiTrust Investment, plus an annual per account charge of $9.03; and (3) accounting fees, which are based on the Fund’s average daily net assets at an annual rate of 0.05%, with a maximum annual expense of $30,000.
     Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., the indirect parent of EquiTrust Investment, and other affiliated entities. At July 31, 2008, FBL Financial Group, Inc. and its affiliated companies owned 2,039,085 shares, 12.01%, of the Fund.
4. Expense Offset Arrangements
     The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. Such deposit agreement is an alternative to overnight investments. Custodian fees have been adjusted to reflect amounts that would have been paid without this agreement. A corresponding adjustment was made to fees paid indirectly in the statement of operations.
5. Capital Share Transactions
     Transactions in Capital stock were as follows:

	Year Ended		Year Ended
	July 31, 2008		July 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	85,995,044	$85,995,044	83,359,772	$83,359,772
Shares issued in reinvestment of dividends and distributions	431,052	431,052	672,039	672,039
Shares redeemed	(86,980,929)	(86,980,929)	(83,965,602)	(83,965,602)

Net Increase (Decrease)	(554,833)	$(554,833)	66,209	$66,209

     Dividends from net investment income are declared daily and are payable on the last business day of the month. Dividends for the year ended July 31, 2008 were paid as follows:

Payable Date
August 31, 2007	$0.0031
September 28, 2007	0.0028
October 31, 2007	0.0032
November 30, 2007	0.0027
December 31, 2007	0.0026
January 31, 2008	0.0024
February 29, 2008	0.0015
March 31, 2008	0.0012
April 30, 2008	0.0008
May 30, 2008	0.0006
June 30, 2008	0.0006
July 31, 2008	0.0006

Total Dividends Per Share	$0.0221

     The tax character of dividends to shareholders during the years ended July 31, 2008 and July 31, 2007 was the same as for financial reporting purposes.

10

EQUITRUST MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Income From Investment Operations:
Net investment income	0.022	0.038	0.027	0.009	0.003

Total from investment operations	0.022	0.038	0.027	0.009	0.003

Less Distributions:
Dividends (from net investment income)	(0.022)	(0.038)	(0.027)	(0.009)	(0.003)

Total distributions	(0.022)	(0.038)	(0.027)	(0.009)	(0.003)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return:
Total investment return based on net asset value (1)	2.24%	3.86%	2.78%	0.93%	0.25%
Ratios/Supplemental Data:
Net assets, end of period ($000’s omitted)	$16,982	$17,537	$17,471	$15,909	$17,094
Ratio of total expenses to average net assets	1.36%	1.43%	1.54%	1.50%	1.42%
Ratio of net expenses to average net assets	1.35%	1.41%	1.50%	1.32%	0.77%
Ratio of net investment income to average net assets	2.23%	3.79%	2.75%	0.91%	0.25%
Information assuming no voluntary reimbursement by EquiTrust Investment of excess operating expenses (2):
Per share net investment income	$0.022	$0.038	$0.027	$0.007	$(0.004)
Amount reimbursed	$—	$—	$6,792	$30,152	$114,385

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year.

(2)	EquiTrust Investment has reimbursed the Fund for its total annual expenses (excluding brokerage, interest, taxes and extraordinary expenses) in excess of 1.50% of the Fund’s average daily net assets. For the years ended July 31, 2007 and 2008 there were no reimbursements.
See accompanying notes.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders
EquiTrust Money Market Fund, Inc.
     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of EquiTrust Money Market Fund, Inc. as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EquiTrust Money Market Fund, Inc. at July 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Des Moines, Iowa
September 9, 2008

12

OFFICERS AND DIRECTORS

		Term of		Number of
		Office &		Portfolios
		Length of		in Fund
	Position(s)	Time		Complex
	Held with	Served	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Fund	(1)	During Past Five Years	by Director	Held by Director
Interested Persons (2)
Craig A. Lang (57)	President and Director	Since 2002	Chairman and Director, FBL Financial Group, Inc. Mr. Lang serves as an officer and/or director/trustee of various affiliates of the foregoing. Dairy Farmer; past Chairman, Grow Iowa Values Fund; past Director, Iowa Department of Economic Development, Cattlemen’s Beef Board and Growmark, Inc.	13	Director, Farm Bureau Bank (San Antonio, Texas); Director, Iowa Telecommunications Services, Inc. (Newton, Iowa); Member, Iowa Board of Regents

James W. Noyce (53)	Vice President and Director	Since 1996 Since 2007	Chief Executive Officer and Class A Director, FBL Financial Group, Inc. Mr. Noyce serves as an officer and/or director/trustee of various affiliates of the foregoing.	13	Director, American Equity Investment Life Insurance Company, Berthel Fisher & Company, Inc. and Berthel Fisher & Company Financial Services, Inc.

Dennis M. Marker (57)	Chief Executive Officer	Since 1982	Vice President — Investment Administration, FBL Financial Group, Inc. Mr. Marker serves as an officer and/or director of various affiliates of the foregoing.

James P. Brannen (46)	Chief Financial Officer and Treasurer	Since 2007	Chief Financial Officer and Chief Administrative Officer, FBL Financial Group, Inc. Mr. Brannen serves as an officer and/or director of various affiliates of the foregoing.

Richard J. Kypta (56)	Executive Vice President and General Counsel	Since 2007	Executive Vice President and General Counsel, FBL Financial Group, Inc. Mr. Kypta serves as an officer and/or director of various affiliates of the foregoing. Past Senior Vice President and Chief Operating Officer, Aviva USA Corporation; Past Senior Vice President, General Counsel and Secretary, Aviva USA Corporation

John M. Paule (52)	Vice President	Since 2000	Executive Vice President, FBL Financial Group, Inc. Mr. Paule serves as an officer and/or director of various affiliates of the foregoing.

Charles T. Happel (47)	Vice President — Investments	Since 2008	Vice President — Investments, FBL Financial Group, Inc. Mr. Happel serves as an officer and/or director of various affiliates of the foregoing.

Kristi Rojohn (45)	Chief Compliance Officer, Investment Compliance Vice President and Secretary	Since 1990	Chief Compliance Officer, Investment Compliance Vice President and Secretary, EquiTrust Mutual Funds; Investment Compliance Vice President and Secretary, EquiTrust Investment Management Services, Inc. and various affiliates of the foregoing

Rob Ruisch (42)	Mutual Fund Accounting Director	Since 2005	Mutual Fund Accounting Director, EquiTrust Investment Management Services, Inc. and various affiliates of the foregoing

Jennifer Morgan (38)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and various affiliates of the foregoing

Lillie Peshel (34)	Assistant Secretary	Since 2008	Assistant Secretary, EquiTrust Investment Management Services, Inc. and various affiliates of the foregoing

Sara Tamisiea (26)	Assistant Secretary	Since 2006	Assistant Secretary, EquiTrust Investment Management Services, Inc. and various affiliates of the foregoing

Jodi Winslow (33)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and various affiliates of the foregoing

13

				Number of
		Term of		Portfolios
		Office &		in Fund
	Position(s)	Length of		Complex
	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	Fund	Served (1)	During Past Five Years	by Director	Held by Director
Non-Interested Persons (2)
Erwin H. Johnson (66) 1841 March Avenue Charles City, Iowa 50616-9115	Director	Since 1989	Farmer; Owner and Manager, Center View Farms Co.; Farm Financial Planner, Iowa State University Cooperative Extension Service; Seed Sales, Syngenta	13	Director, First Security Bank and Trust Co. (Charles City, Iowa)

Kenneth Kay (66) 51606 590th Street Atlantic, Iowa 50022-8233	Director	Since 1996	President, K-Ranch Inc.	13	Director, First Whitney Bank & Trust (Atlantic, Iowa)

Steven W. Plate (52) c/o Plate, Baker & Co. 1003 Main Street Grinnell, Iowa 50112	Director	Since 2003	CPA/Owner, Plate, Baker & Co., P.C., Certified Public Accountants	13

James D. Wallace (54) 1111 Ashworth Road West Des Moines, Iowa 50265	Director	Since 2004	President and CEO, GuideOne Insurance and various subsidiaries	13	Director, GuideOne Insurance and various subsidiaries

Erlin J. Weness (64) 1620 Pinewood Drive Worthington, Minnesota 56187	Director	Since 2003	Owner and Operator, Weness Consulting; Extension Educator — Farm Management, University of Minnesota	13	Director, First State Bank Southwest (Worthington, Minnesota), First State Insurance Agency (Worthington, Minnesota), First Rushmore Bancorporation (Worthington, Minnesota), Pioneer Public Television and Community Wind South, LLP

1	Officers are elected annually by the Board of Directors and their terms continue until they are replaced or resign. Each director shall serve as a director until the next meeting of shareholders called for the purpose of conducting the election of such director or a successor to such director, and until a successor is elected and qualified, or until such director sooner dies, resigns or is removed.

2	All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266. Mr. Lang is an interested director of the Fund by virtue of the position with the Adviser, Distributor and/or affiliated person of the Adviser and Distributor.
     The Statement of Additional Information (“SAI”) includes additional information about Fund directors and is available upon request without charge. To request a copy of the SAI, please call 1-877-860-2904 M-F 8:00 AM to 4:30 PM.
     The officers and directors of the Fund also serve in similar capacities as officers and directors of EquiTrust Money Market Fund, Inc. and officers and trustees of EquiTrust Variable Insurance Series Fund. All, except one, of the Fund’s officers and interested directors are officers and directors of the Adviser and/or the Distributor or an affiliate thereof. Interested directors serve without any compensation from the Fund. Each of the directors not affiliated with the Adviser and/or the Distributor or an affiliate thereof will be compensated by the Fund. Each unaffiliated director will receive an annual retainer of $10,000 for serving on the boards of all EquiTrust Mutual Funds, and a fee of $1,500 plus expenses for each directors’ meeting of the EquiTrust Mutual Funds attended. A fee of $500 shall be paid for each committee meeting attended. The chairperson of a committee shall be paid $750 for each committee meeting attended. A fee of $250 shall be paid for each telephonic board meeting attended. For the fiscal year ended July 31, 2008, the Fund paid directors’ fees totaling $26,833.
INFORMATION ON PROXY VOTING
     The Fund has delegated the authority to vote proxies related to the Fund’s portfolio securities to the Fund’s investment adviser, EquiTrust Investment. A description of the policies and procedures that the EquiTrust Investment uses in fulfilling this responsibility is available, without charge, upon request by calling 1-877-860-2904. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2008 is available without charge, by calling the toll-free number listed above or by accessing the SEC’s website.
FORM N-Q DISCLOSURE
     The Fund files a complete schedule of portfolio holdings for its first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q is also available, without charge, by calling the Fund at 1-877-860-2904.

14

EquiTrust Money Market Fund, Inc.
Semi-Annual Report
January 31, 2009

5400 University Avenue
West Des Moines, IA 50266
1-877-860-2904
1-515-225-5586
www.equitrust.com
This report is not to be distributed
unless preceded or accompanied
by a current prospectus.
Shareholder Account Access
now available at
www.equitrust.com
737-127(09)

     Dear Shareholder:
     Economic data has continued to deteriorate significantly with labor, housing, and consumer spending remaining weak. Consumers and businesses alike continue to face difficulty in borrowing with only the most credit worthy borrowers gaining access to long term debt. The Federal Reserve Chairman Ben Bernanke has indicated that he believes a depression has been ‘averted’ through the many government programs in place. While the Chairman believes the current recession may subside as early as late 2009, he notes that marked recovery is unlikely to happen until 2010.
     The interest rates offered by money market funds are closely related to the target rates set by the Federal Open Market Committee (“FOMC”). The FOMC meets several times throughout the year to determine the target Fed Funds rate, or overnight lending rates between banks. These rates have been lowered to 0.00 to 0.25% thru January 31st, 2009. The market is currently anticipating the Fed will continue to hold rates at the current range during the first half of 2009. The securities held in money market funds are expected to stay at historically low levels in the near term given the investor preference for high quality investments in an uncertain economic environment as well as the near zero target Fed Funds rate. The EquiTrust Money Market Fund had a 7-day yield of 0.10% on January 30th, 2009.
     Money market funds play an important role in any portfolio. Investors may participate in movements in rates immediately due to the short maturities of the investments. They also offer a safe and liquid haven for short-term investments and emergency cash reserves. The liquidity of money market funds allows an investor the opportunity to transfer into a portfolio of stock and bond funds using dollar cost averaging techniques.
     We appreciate your investment in the Fund and we take seriously our task of seeking to grow and maintain that investment. Thank you for your continued support of the Fund.
Craig A. Lang
President
March 19, 2009
An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the net asset value of $1.00 per share, it is possible to lose money in the Fund.
Past performance is not a guarantee of future results.

1

EQUITRUST MONEY MARKET FUND, INC.
January 31, 2009
Portfolio Holdings by Asset Type

*	This category includes cash, receivables, prepaid expenses and other assets, less liabilities.
Expense Example:
     As a shareholder of the Fund, you incur ongoing costs, including management fees and Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on August 1, 2008 and held until January 31, 2009.
Actual Expenses -
     The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund also charges individual shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.
Hypothetical Example for Comparison Purposes -
     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund also charges individual shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.
EquiTrust Money Market Fund

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period*
	8/1/2008	1/31/2009	8/1/2008 - 1/31/2009

Actual	$1,000	$1,002.53	$5.66
Hypothetical (5% return before expenses)	$1,000	$1,019.35	$5.70

*	Expenses are equal to the Fund’s annualized expense ratio of 1.13%, multiplied by the average account value over the period, multiplied by 183 days and divided by 365 to reflect the one-half year period.

2

EQUITRUST MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2009 (Unaudited)

ASSETS
Investments in securities, at value (equivalent to amortized cost)	$15,343,720
Cash	396,219
Receivables:
Accrued interest	142
Fund shares sold	25,738
Prepaid expenses and other assets	164

Total Assets	15,765,983

LIABILITIES
Payable to EquiTrust Investment Management Services, Inc.	15,546
Payable for fund shares redeemed	34,742
Accrued expenses	26,100

Total Liabilities	76,388

NET ASSETS	$15,689,595

ANALYSIS OF NET ASSETS
Capital stock (500,000,000 shares authorized, $0.001 par value)	$15,689
Paid-in capital	15,673,906

NET ASSETS	$15,689,595

Shares issued and outstanding as of January 31, 2009	15,689,595
NET ASSET VALUE PER SHARE	$1.000

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2009
(Unaudited)

INVESTMENT INCOME
Interest	$149,028
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
Investment advisory and management fees	22,657
Shareholder service, transfer and dividend disbursing agent fees	31,389
Accounting fees	4,531
Custodian fees	21,021
Professional fees	5,115
Directors’ fees and expenses	15,529
Reports to shareholders	6,391
Registration fees	4,906
Miscellaneous	19,171

Total Expenses	130,710
Waiver of fees	(28,015)
Fees paid indirectly	(518)

Net Expenses	102,177

Net Increase in Net Assets Resulting from Operations	$46,851

See accompanying notes.

3

EQUITRUST MONEY MARKET FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2009	Year Ended
	(Unaudited)	July 31, 2008
OPERATIONS
Net investment income	$46,851	$432,391
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income	(46,851)	(432,391)
CAPITAL SHARE TRANSACTIONS	(1,292,538)	(554,833)

Total Decrease in Net Assets	(1,292,538)	(554,833)
NET ASSETS
Beginning of period	16,982,133	17,536,966

End of period	$15,689,595	$16,982,133

See accompanying notes.

4

EQUITRUST MONEY MARKET FUND, INC.
SCHEDULE OF INVESTMENTS
January 31, 2009
(Unaudited)

	Annualized
	Yield on
	Purchase	Principal
	Date	Amount	Value
SHORT-TERM INVESTMENTS (97.80%)
COMMERCIAL PAPER (8.45%)
NONDEPOSITORY INSTITUTIONS (5.10%)
General Electric Capital Corp., due 03/09/09	0.180%	$400,000	$400,000
General Electric Capital Corp., due 03/10/09	0.180	400,000	400,000

			800,000
PETROLEUM AND COAL PRODUCTS (3.35%)
Chevron Corp., due 02/06/09	0.110	250,000	250,000
Chevron Corp., due 04/20/09	0.280	275,000	275,000

			525,000

Total Commercial Paper (Cost $1,325,000)			1,325,000
UNITED STATES GOVERNMENT AGENCIES (89.35%)
Federal Home Loan Bank, due 02/23/09	0.101	825,000	824,947
Federal Home Loan Bank, due 02/26/09	0.101	825,000	824,940
Federal Home Loan Bank, due 03/04/09	0.193	1,500,000	1,499,747
Federal Home Loan Bank, due 03/05/09	0.233	250,000	249,947
Federal Home Loan Bank, due 03/16/09	1.447	1,000,000	998,258
Federal Home Loan Bank, due 03/20/09	0.284	250,000	249,907
Federal Home Loan Bank, due 05/27/09	0.254	1,600,000	1,598,711
Federal Home Loan Mortgage Corp., due 02/17/09	0.152	650,000	649,954
Federal Home Loan Mortgage Corp., due 02/27/09	0.086	1,200,000	1,199,924
Federal Home Loan Mortgage Corp., due 03/02/09	1.119	350,000	349,678
Federal Home Loan Mortgage Corp., due 04/22/09	0.340	2,000,000	1,998,492
Federal National Mortgage Assoc., due 02/02/09	0.507	300,000	299,992
Federal National Mortgage Assoc., due 02/11/09	0.507	200,000	199,969
Federal National Mortgage Assoc., due 02/17/09	0.152	600,000	599,958
Federal National Mortgage Assoc., due 02/18/09	0.162	1,000,000	999,920
Federal National Mortgage Assoc., due 03/13/09	0.183	425,000	424,913
Federal National Mortgage Assoc., due 03/23/09	0.112	500,000	499,922
Federal National Mortgage Assoc., due 05/18/09	0.294	300,000	299,741
Federal National Mortgage Assoc., due 05/26/09	0.254	250,000	249,800

Total United States Government Agencies (Cost $14,018,720)			14,018,720

Total Short-Term Investments (Cost $15,343,720)			15,343,720
OTHER ASSETS LESS LIABILITIES (2.20%)
Cash, receivables, prepaid expense and other assets, less liabilities			345,875

Total Net Assets (100.00%)			$15,689,595

See accompanying notes.

5

EQUITRUST MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
January 31, 2009
(Unaudited)
1. Significant Accounting Policies
Organization
     EquiTrust Money Market Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company or mutual fund.
Security Valuation
     The Fund values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Fund.
Income and Investment Transactions
     The Fund records investment transactions generally on the trade date. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost. Interest income is recognized on an accrual basis. Discounts on investments purchased are amortized over the life of the respective investments.
Distributions to Shareholders
     All of the Fund’s net investment income and any realized gains on portfolio investments are declared as dividends daily to shareholders of record as of the preceding business day.
Use of Estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Indemnifications
     Under the Fund’s organizational documents, its present and past officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. At the discretion of the Board of Directors, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.
New Accounting Pronouncements
     Effective August 1, 2008, the Fund adopted Statement on Financial Accounting Standards (Statement) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. See Note 4, “Fair Value”, for detailed information regarding fair value measurements.
2. Federal Income Taxes
     No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes. As of January 31, 2009, the Fund is not aware of any uncertain tax positions. The Fund is no longer subject to U.S. federal, state and local income tax examinations by authorities for tax years prior to 2006.
     At January 31, 2009, the components of net assets on a tax basis were the same for financial reporting purposes.
3. Management Contract and Transactions with Affiliates
     The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. (“EquiTrust Investment”) relating to the management of the Fund and the investment of its assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) investment advisory and management fees, which are based on the Fund’s average daily net assets, currently at an annual rate of 0.25%; (2) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by EquiTrust Investment, plus an annual per account charge of $9.03; and (3) accounting fees, which are based on the Fund’s average daily net assets at an annual rate of 0.05%, with a maximum annual expense of $30,000.

6

     EquiTrust Investment voluntarily waived a portion of investment advisory and management fees, transfer agent fees, accounting fees, custodial fees, and miscellaneous fees. The fees waived totaled $6,037, $12,889, $814, $4,908 and $3,367, respectively, for the period ended January 31, 2009.
     Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., the indirect parent of EquiTrust Investment, and other affiliated entities. At January 31, 2009, FBL Financial Group, Inc. and its affiliated companies owned 1,460,082 shares (9.31%) of the Fund.
4. Fair Value
     As discussed in Note 1, Statement No. 157, “Fair Value Measurements,” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels listed below:
•	Level 1 — Quoted prices in active markets for identical securities on the measurement date

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of the investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
     At August 1, 2008 and January 31, 2009, there were no valuation inputs classified as level 3.
     The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2009:

Investments
Valuation Inputs	in Securities
Level 1—Quoted Prices	$—
Level 2—Other Significant Observable Inputs	15,343,720
Level 3—Significant Unobservable Inputs	—

Total	$15,343,720

5. Expense Offset Arrangements
     The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. Such deposit agreement is an alternative to overnight investments. Custodian fees have been adjusted to reflect amounts that would have been paid without this agreement. A corresponding adjustment was made to fees paid indirectly in the statement of operations.
     Transactions in Capital stock were as follows:

	Six Months Ended		Year Ended
	January 31, 2009		July 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	47,712,139	$47,712,139	85,995,044	$85,995,044
Shares issued in reinvestment of dividends and distributions	46,724	46,724	431,052	431,052
Shares redeemed	(49,051,401)	(49,051,401)	(86,980,929)	(86,980,929)

Net Decrease	(1,292,538)	$(1,292,538)	(554,833)	$(554,833)

7. Dividends to Shareholders
     Dividends from net investment income are declared daily and are payable on the last business day of the month. Dividends for the six months ended January 31, 2009 were paid as follows:

Payable Date
August 29, 2008	$0.0007
September 30, 2008	0.0009
October 31, 2008	0.0006
November 26, 2008	0.0002
December 31, 2008	0.0001
January 30, 2009	0.0001

Total Dividends Per Share	$0.0026

     The tax character of dividends to shareholders during the six months ended January 31, 2009 and the year ended July 31, 2008, were the same for financial reporting purposes.

7

EQUITRUST MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS

	Six Months
	Ended
	January 31,
	2009		Year Ended July 31,
	(Unaudited)		2008	2007	2006	2005	2004
Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Income From Investment Operations:
Net investment income	0.003		0.022	0.038	0.027	0.009	0.003

Total from investment operations	0.003		0.022	0.038	0.027	0.009	0.003

Less Distributions:
Dividends (from net investment income)	(0.003)		(0.022)	(0.038)	(0.027)	(0.009)	(0.003)

Total distributions	(0.003)		(0.022)	(0.038)	(0.027)	(0.009)	(0.003)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return:
Total investment return based on net asset value (1)	0.25%		2.24%	3.86%	2.78%	0.93%	0.25%
Ratios/Supplemental Data:
Net assets, end of period ($000’s omitted)	$15,690		$16,982	$17,537	$17,471	$15,909	$17,094
Ratio of total expenses to average net assets	1.44	%(2)	1.36%	1.43%	1.54%	1.50%	1.42%
Ratio of net expenses to average net assets	1.13	%(2)	1.35%	1.41%	1.50%	1.32%	0.77%
Ratio of net investment income to average net assets	0.52	%(2)	2.23%	3.79%	2.75%	0.91%	0.25%
Information assuming no voluntary waiver/reimbursement of expenses by EquiTrust Investment (3):
Per share net investment income	$0.001		$0.022	$0.038	$0.027	$0.007	$(0.004)
Amount reimbursed	$28,015		$—	$—	$6,792	$30,152	$114,385

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Returns are not annualized for periods less than one year.

(2)	Computed on an annualized basis.

(3)	For years ended July 31, 2004, 2005 and 2006, EquiTrust Investment reimbursed the Fund for its total annual expenses (excluding brokerage, interest, taxes and extraordinary expenses) in excess of 1.50% of the Fund’s average daily net assets. For the six months ended January 31, 2009, a portion of the Fund’s expenses were voluntarily waived (See note 3 to the financial statements.)
     See accompanying notes.

8

APPROVAL OF THE INVESTMENT ADVISORY CONTRACT:
     On November 24, 2008 the Board of Directors, including a majority of the directors who are not parties to or “interested persons” of either party to the investment advisory contract (the “independent directors”), approved for continuance the Investment Advisory and Management Services Agreement dated February 23, 1980, as amended and restated May 21, 2003 (the “Agreement”) between EquiTrust Money Market Fund, Inc. (the “Fund”) and EquiTrust Investment Management Services, Inc. (the “Adviser”).
     The Board of Directors, including a majority of the independent directors, determined that approval of the Agreement was in the best interests of the Fund. The independent directors were assisted by independent legal counsel in making their determination.
     The Board noted that the Adviser has managed the Fund since its inception. The Board recognized that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders and that shareholders invested in the Fund are aware of the Adviser’s history as manager of the Fund and the investment advisory fee schedule.
     Nature, Quality and Extent of Services. With respect to the nature, quality and extent of the services provided by the Adviser to the Fund, the Board considered the functions performed by the Adviser and the personnel providing such services, the Adviser’s financial condition and the compliance regime created by the Adviser, including the fact that the Fund has had no material compliance issues.
     The Board also reviewed and discussed reports prepared by the Adviser containing information on the Fund’s total returns and average annual total returns over various periods of time as compared to a relevant market index and a peer group of funds pursuing a similar strategy. The Board concluded that the Fund’s investment performance was satisfactory. Based on the information provided, the Board concluded that the nature and extent of services provided to the Fund were appropriate and that the quality was good.
     Fees and Expenses. In considering fees and expenses, the Board reviewed the amounts paid to the Adviser for advisory services. The Board compared the Fund’s management fee expense ratio with other registered funds pursuing a similar strategy as included in reports prepared by the Adviser. The Board also reviewed the “Expense Deviation from Average” report that the Adviser uses to review and evaluate expenses. This information showed that the advisory fee of the Fund was slightly below average compared to other mutual funds pursuing a similar strategy and that the expense ratio of the Fund was higher than average. The Board considered that the higher expenses may be due to the draft writing privileges offered by the Fund, low average shareholder account size and the number of shareholder accounts. In addition, the Board considered amounts paid to the Adviser by the other EquiTrust money market portfolios. The Board received information from the Adviser regarding the Adviser’s standard advisory fee schedules for the Adviser’s other clients, including the money market portfolios of EquiTrust Series Fund and EquiTrust Variable Insurance Series Fund. With respect to the Adviser’s other clients, the Board considered that the mix of services provided and the level of responsibility required under the Agreement with the Fund were different from the Adviser’s obligations for similar client accounts and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace. With respect to other EquiTrust funds, the Board considered differences in fund and fee structures in light of the different distribution channels of the funds.
     The Board also considered that the Adviser has voluntarily reimbursed certain expenses for the Fund over various periods of time. Based on the information considered, the Board concluded that the Fund’s advisory fee was reasonable and appropriate in amount given the quality of services provided.
     Profitability. With respect to the costs of services provided and profits realized by the Adviser, the Board considered the advisory fees received by the Adviser from the Fund. The Board also considered the fact that the Adviser voluntarily reimburses expenses and that the Adviser has kept expenses at a reasonable level. Based on this information, the Board concluded that the Adviser’s profitability was not unreasonable.
     Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders. The Board also considered that the current size of the Fund does not lend itself to economies of scale. The Board concluded that the total expense ratio was reasonable.
     Other Benefits to the Adviser and its Affiliates. The Board considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their relationship with the Fund, including fees received by the Adviser for accounting services, shareholder services, dividend disbursing and transfer agent services. The Board concluded that, taking into account these benefits, the Fund’s advisory fee was reasonable.
     Based on all of the information considered and the conclusions reached, the Board determined to approve the Agreement. The Board of Directors, including the independent directors, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

9

INFORMATION ON PROXY VOTING:
     The Fund invests exclusively in non-voting securities. The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2008 is available, without charge, by calling 1-877-860-2904 or by accessing the SEC’s website at http://www.sec.gov.
FORM N-Q DISCLOSURE:
     The Fund files a complete schedule of portfolio holdings for its first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q is also available, without charge, by calling the Fund at 1-877-860-2904.

10

EQUITRUST SERIES FUND, INC.
PART C—OTHER INFORMATION
Item 15. Indemnification
     The Maryland Code, Corporations and Associations, Section 2-418, provides for indemnification of directors, officers, employees and agents. Article XVI of the Registrant’s Articles of Incorporation restricts indemnification for any officer or director in cases of willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of their offices. Article XV of the Registrant’s By-Laws provides for indemnification of officers under certain circumstances.
     The Investment Advisory and Management Services Agreement between the Registrant and EquiTrust Investment Management Services, Inc. (“EquiTrust”) provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of EquiTrust, EquiTrust shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.
     In addition, the Registrant maintains a directors and officers “errors and omissions” liability insurance policy under which the Registrant and its directors and officers are named insureds.
Item 16. Exhibits

(1)(a)	Articles of Incorporation.(1)

(1)(b)	Articles of Amendment which became effective in 1977 and 1978.(1)

(1)(c)	Articles of Amendment which became effective on November 30, 1987.(1)

(1)(d)	Articles Supplementary to the Chapter which became effective on December 1, 1987.(5)

(1)(e)	Articles of Amendment which became effective on November 22, 1991(1)

(1)(f)	Articles Supplementary to the Charter which became effective on November 25, 1991.(1)

(1)(g)	Articles Supplementary to the Charter which became effective on December 1, 1996.(2)

(1)(h)	Articles of Amendment which became effective on December 1, 1997.(3)

(1)(i)	Articles Supplementary to the Charter which became effective on December 1, 1997.(3)

(1)(j)	Articles of Amendment which became effective on May 1, 1998.(4)

(1)(k)	Articles Supplementary to the Charter which became effective on May 16, 2002.(6)

(1)(l)	Articles of Amendment which became effective on August 26, 2003.(7)

(1)(m)	Articles Supplementary to the Charter which became effective on August 18, 2005.(8)

(2)(a)	By-Laws, as amended August 15, 1996.(2)

(3)	Inapplicable.

(4)	Agreement and Plan of Reorganization is filed herein as Appendix 1 to Part A of this Registration Statement.

(5)	Inapplicable.

(6)	Investment Advisory and Management Services Agreement, as amended and restated June 25 and July 3, 2003.(7)

(7)(a)	Underwriting Agreement, as amended ad restated December 1, 2005.(9)

(7)(b)	Dealer Agreement.(7)

(8)	Inapplicable.

(9)	Custodian Agreement dated August 23, 2005.(9)

(10)	Multiple Class Plan, as amended and restated December 1, 2005.(8)

(11)	Opinion and Consent of Vedder Price P.C. *

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting tax matters and consequences.*

(13)	Inapplicable.

(14)	Consent of Ernst & Young LLP*

(15)	Inapplicable.

(16)	Powers of Attorney.(10)

(17)	Inapplicable.

(1)	Incorporated by reference from Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on or about December 1, 1995.

(2)	Incorporated by reference from Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on November 27, 1996.

(3)	Incorporated by reference from Post-Effective Amendment No. 34 to the Registration Statement under the Securities Act of 1933 on Form N-1A, filed on November 25, 1997.

(4)	Incorporated by reference from Post-Effective Amendment No. 35 to the Registration Statement under the Securities Act of 1933 on Form N-1A, filed on November 25, 1997.

(5)	Incorporated by reference from Post-Effective Amendment No. 36 to the Registration Statement under the Securities Act of 1933 on Form N-1A, filed on September 30, 1999.

Incorporated by reference from Post-Effective Amendment No. 40 to the Registration Statement under the Securities Act of 1933 on Form N-1A filed on November 27, 2002.

(7)	Incorporated by reference from Post-Effective Amendment No. 41 to the Registration Statement under the Securities Act of 1933 on Form N-1A filed on November 25, 2003.

(8)	Incorporated by reference from Post-Effective Amendment No. 43 to the Registration Statement under the Securities Act of 1933 on Form N-1A filed on September 8, 2005.

(9)	Incorporated by reference from Post-Effective Amendment No. 44 to the Registration Statement under the Securities Act of 1933 on Form N-1A filed on November 30, 2005.

(10)	Incorporated by reference from Post-Effective Amendment No. 47 to the Registration Statement under the Securities Act of 1933 on Form N-1A filed on November 26, 2008.

*	Filed herewith.
Item 17. Undertakings
(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items o the applicable form.
(2) The undersigned registrant agrees that every prospectus that is filled under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of West Des Moines, and State of Iowa, on the 16th day of June, 2009.

EQUITRUST SERIES FUND, INC.
/s/ Craig A. Lang
Craig A. Lang
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

/s/ Craig a. lang Craig A. Lang	President and Director (Principal Executive Officer)	June 16, 2009
/s/ james p. brannen James P. Brannen	Chief Financial Officer and Treasurer (Principal Financial & Accounting Officer)	June 16, 2009
/s/ erwin h. johnson Erwin H. Johnson*	Director	June 16, 2009
/s/ kenneth kay Kenneth Kay*	Director	June 16, 2009
/s/ steven w. plate Steven W. Plate*	Director	June 16, 2009
/s/ james d. wallace James D. Wallace*	Director	June 16, 2009
/s/ erlin j. weness Erlin J. Weness*	Director	June 16, 2009

*By: /s/ Richard J. Kypta Richard J. Kypta	Director	June 16, 2009
Attorney-in-Fact, Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit
Number	Exhibit

(11)	Opinion and Consent of Vedder Price P.C.

(12)	Form of Opinion and Consent of Vedder Price P.C.

(14)	Consent of Ernst & Young LLP.